As filed with the Securities and Exchange Commission on April 29, 1998

                                                       Registration No. 33--4077
                                                                       811--4623

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM N-lA

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                         Post-Effective Amendment No. 22                   X

                                     and/or

               REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                   ACT OF 1940

                                Amendment No. 22                           X

                                   ----------

                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
               (Exact name of Registrant as specified in charter)

                                 95 Wall Street
                               New York, New York
                    (Address of Principal Executive Offices)

                   212--858--8000                                       10005
(Registrant's Telephone Number, Including Area Code)                 (Zip Code)

                               Ms. Concetta Durso
                          Secretary and Vice President
               First Investors Multi--State Insured Tax Free Fund
                                 95 Wall Street
                            New York, New York 10005
                     (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

It is proposed that this filing will become effective on April 30, 1998 pursuant to paragraph (b) of Rule 485

                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
                              CROSS-REFERENCE SHEET


                Connecticut Fund             Massachusetts Fund
                Florida Fund                 New Jersey Fund
                Georgia Fund                 North Carolina Fund
                Maryland Fund                Pennsylvania Fund
                                             Virginia Fund



N-lA Item No.                                                         Location

PART A: PROSPECTUS

1.      Cover Page ...................................   Cover Page
2.      Synopsis .....................................   Fee Table
3.      Condensed Financial Information ..............   Financial Highlights
4.      General Description of Registrant ............   Investment Objectives
                                                         and Policies; General
                                                         Information
5.      Management of the Fund .......................   Management
5A.     Management's Discussion of
          Fund Performance ...........................   Performance Information
6.      Capital Stock and Other Securities ...........   Description of Shares;
                                                         Dividends and Other
                                                         Distributions; Taxes;
                                                         Determination of Net
                                                         Asset Value
7.      Purchase of Securities Being Offered .........   Alternative Purchase
                                                         Plan; How to Buy Shares
8.      Redemption or Repurchase .....................   How to Exchange Shares;
                                                         How to Redeem Shares;
                                                         Telephone Transactions
9.      Pending Legal Proceedings ....................   Not Applicable

PART B: STATEMENT OF ADDITIONAL INFORMATION

10.     Cover Page ...................................   Cover Page
11.     Table of Contents ............................   Table of Contents
12.     General Information and History ..............   General Information
13.     Investment Objectives and Policies ...........   Investment Policies;
                                                         Investment
                                                         Restrictions; State
                                                         Specific Risk Factors;
                                                         Insurance
14.     Management of the Fund .......................   Directors or Trustees
                                                         and Officers
15.     Control Persons and Principal

        Holders of Securities ........................   Not applicable
16.     Investment Advisory and Other Services .......   Management
17.     Brokerage Allocation .........................   Allocation of Portfolio
                                                         Brokerage
18.     Capital Stock and Other Securities ...........   Determination of Net
                                                         Asset Value

19.     Purchase, Redemption and Pricing .............   Reduced Sales Charges,
          of Securities Being Offered ................   Additional Exchange and
                                                         Redemption Information
                                                         and Other Services;
                                                         Determination of Net
                                                         Asset Value

20.     Tax Status ...................................   Taxes
21.     Underwriters .................................   Underwriter
22.     Performance Data .............................   Performance Information
23.     Financial Statements .........................   Financial Statements;
                                                         Report of Independent
                                                         Accountants

PART C: OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

First Investors New York Insured Tax Free Fund, Inc.
First Investors Multi-State Insured Tax Free Fund
      Connecticut Fund, Florida Fund, Georgia Fund, Maryland Fund, Massachusetts Fund, New Jersey Fund, North Carolina Fund,
      Pennsylvania Fund and Virginia Fund

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for First Investors New York Insured Tax Free Fund, Inc. ("New York Insured") and First Investors Multi-State Insured Tax Free Fund (collectively, "Tax Free Funds"), each an open-end diversified management investment company. New York Insured consists of a single investment series and First Investors Multi-State Insured Tax Free Fund ("Multi-State Insured") consists of seventeen separate investment series. This Prospectus relates to New York Insured and the nine series of Multi-State Insured listed above (singularly, "Fund," and collectively, "Funds"). Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

     New York Insured. The investment objective of New York Insured is to provide a high level of interest income which is exempt from Federal income tax, New York State and New York City personal income taxes and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item").

     Multi-State Insured. The investment objective of each Fund of Multi-State Insured is to achieve a high level of interest income which is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not a Tax Preference Item.

     Each Fund invests primarily in tax-exempt obligations issued by or on behalf of the states or a particular state, its municipal governments and public authorities, as well as tax-exempt obligations issued by territories or possessions of the United States, the interest on which is exempt from Federal income tax, the income or other taxes of a particular state and is not a Tax Preference Item. There can be no assurance that the objective of any Fund will be realized.

     The Funds' municipal bonds are insured as to timely payment of principal and interest through the issuer or under insurance policies written by independent insurance companies. Insurance does not protect against fluctuations in the bonds' market value or each Fund's net asset value per share. For more information regarding the Funds' insurance coverage, see "Insurance" on page 20.


     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


     An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
 DEQUACY A OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.


                  The date of this Prospectus is April 30, 1998

                                    FEE TABLE

     The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund.


                                         Shareholder Transaction Expenses

                                                                           Class A                Class B
                                                                           Shares                 Shares
                                                                           ------                 ------
Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)................................    6.25%                  None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds)......................................    None*       4% in the first year;
                                                                                        declining  to  0%
                                                                                        after the sixth year

                                          Annual Fund Operating Expenses
                                      (as a percentage of average net assets)

                            Management                                                         Total Fund
                             Fees(1) +           12b-1 Fees(2)       Other Expenses(3)    Operating Expenses(4)
                          ----------------     ----------------     ------------------    ---------------------
                          Class A  Class B     Class A  Class B     Class A    Class B      Class A    Class B
                          Shares   Shares      Shares   Shares      Shares     Shares       Shares     Shares
                          ------   -------     ------   -------     ------     -------      ------     ------
New York Insured           0.65%    0.65%       0.30%    1.00%       0.16%      0.16%        1.11%      1.81%
Connecticut Fund           0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+
Florida Fund               0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+
Georgia Fund               0.20     0.20        0.20+    1.00         -0-+       -0-+        0.40+      1.20+
Maryland Fund              0.30     0.30        0.20+    1.00         -0-+       -0-+        0.50+      1.30+
Massachusetts Fund         0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+
New Jersey Fund            0.60     0.60        0.20+    1.00        0.15       0.15         0.95+      1.75+
North Carolina Fund        0.20     0.20        0.20+    1.00         -0-+       -0-+        0.40+      1.20+
Pennsylvania Fund          0.50     0.50        0.20+    1.00        0.14       0.14         0.84+      1.64+
Virginia Fund              0.50     0.50        0.20+    1.00        0.10+      0.10+        0.80+      1.60+

------------------------
* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."

+    Net of waiver and/or reimbursement.

(1) Management Fees have been restated for New York Insured to reflect current fees. For the fiscal year ended December 31, 1997, the Adviser waived Management Fees as follows: in excess of 0.50% for Connecticut Fund, Florida Fund, Massachusetts Fund, Pennsylvania Fund and Virginia Fund; in excess of 0.20% for Georgia Fund and North Carolina Fund; in excess of 0.30% for Maryland Fund; and in excess of 0.60% for New Jersey Fund. Absent the waiver, such fees would have been 0.75% for each of these Funds. The Adviser will continue to waive such fees for a minimum period ending December 31, 1998 and will Management Fees in excess of 0.65% for New York Insured for a minimum period ending December 31, 1998.

(2) The Underwriter has agreed through December 31, 1998 to cap its right to claim Class A 12b-1 Fees at the annual rates listed above for all the Funds, other than New York Insured. Multi-State Insured's Class A Distribution Plan provides for 12b-1 Fees in the total amount of up to 0.30% on an annual basis.

(3) For the fiscal year ended December 31, 1997, the Adviser reimbursed all the Funds, other than New York Insured, New Jersey Fund and Pennsylvania Fund, for certain Other Expenses. Absent such reimbursement, Other Expenses for each class of shares would have been 0.22% for Connecticut Fund, 0.16% for Florida Fund, 0.38% for Georgia Fund, 0.23% for Maryland Fund, 0.20% for Massachusetts Fund, 0.28% for North Carolina Fund and 0.21% for Virginia Fund. The Adviser will reimburse all Other Expenses for Georgia Fund, Maryland Fund and North Carolina Fund and Other Expenses in excess of 0.10% for Connecticut Fund, Florida Fund, Massachusetts Fund and Virginia Fund for a minimum period ending December 31, 1998.

(4) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses for Class A shares would have been 1.22% for New York
     Insured, 1.17% for Connecticut Fund, 1.11% for Florida Fund, 1.33% for Georgia Fund, 1.18% for Maryland Fund, 1.15% for Massachusetts Fund, 1.11% for New Jersey Fund, 1.23% for North Carolina Fund, 1.10% for Pennsylvania Fund, and 1.16% for Virginia Fund; and for Class B shares would have been 1.92% for New York Insured, 1.97% for Connecticut Fund, 1.91% for Florida Fund, 2.13% for Georgia Fund, 1.98% for Maryland Fund, 1.95% for Massachusetts Fund, 1.91% for New Jersey Fund, 2.03% for North Carolina Fund, 1.90% for Pennsylvania Fund, and 1.96% for Virginia Fund. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.



     For a more complete description of the various costs and expenses, see "Investment Objectives and Policies--Insurance," "Alternative Purchase Plans," "How to Buy Shares," "How to Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

     The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated as noted above.


EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                  One Year        Three Years       Five Years        Ten Years
                                                  --------        -----------       ----------        ---------
New York Insured
Class A...........................................   $73              $96              $120             $189
Class B...........................................    58               87               118              194*

Connecticut Fund
Class A...........................................    70               86               104              155
Class B...........................................    56               80               107              169*

Florida Fund
Class A...........................................    70               86               104              155
Class B...........................................    56               80               107              169*

Georgia Fund
Class A...........................................    66               75                84              110
Class B...........................................    52               68                86              123*




Maryland Fund
Class A...........................................    67               78                89              121
Class B...........................................    53               71                91              135*

Massachusetts Fund
Class A...........................................    70               86               104              155
Class B...........................................    56               80               107              169*

New Jersey Fund
Class A...........................................    72               91               112              172
Class B...........................................    58               85               115              185*

North Carolina Fund
Class A...........................................    66               75                84              110
Class B...........................................    52               68                86              123*

Pennsylvania Fund
Class A...........................................    71               88               106              160
Class B...........................................    57               82               109              173*

Virginia Fund
Class A...........................................    70               86               104              155
Class B...........................................    56               80               107              169*

     You would pay the following expenses on the same $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

                                                  One Year        Three Years       Five Years        Ten Years
                                                  --------        -----------       ----------        ---------
New York Insured
Class A...........................................   $73              $96              $120             $189
Class B...........................................    18               57                98              194*

Connecticut Fund
Class A...........................................    70               86               104              155
Class B...........................................    16               50                87              169*

Florida Fund
Class A...........................................    70               86               104              155
Class B...........................................    16               50                87              169*

Georgia Fund
Class A...........................................    66               75                84              110
Class B...........................................    12               38                66              123*



Maryland Fund
Class A...........................................    67               78                89              121
Class B...........................................    13               41                71              135*

Massachusetts Fund
Class A...........................................    70               86               104              155
Class B...........................................    16               50                87              169*

New Jersey Fund
Class A...........................................    72               91               112              172
Class B...........................................    18               55                95              185*

North Carolina Fund
Class A...........................................    66               75                84              110
Class B...........................................    12               38                66              123*

Pennsylvania Fund
Class A...........................................    71               88               106              160
Class B...........................................    17               52                89              173*

Virginia Fund
Class A...........................................    70               86               104              155
Class B...........................................    16               50                87              169*

* Assumes conversion to Class A shares eight years after purchase.


     The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                      [This Page Intentionally Left Blank]

                              FINANCIAL HIGHLIGHTS

     The table on the following pages sets forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each period indicated. Additional performance information is contained in the Tax Free Funds' Annual Reports which may be obtained without charge by contacting the applicable Tax Free Fund at 1-800-423-4026. The table has been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose report thereon appears in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


---------------------------------------------------------------------------------------------------------------------------
                                                                         PER SHARE DATA
                                   ----------------------------------------------------------------------------------------
                                                                                           Less Distributions
                                                    Income from Investment Operations            from
                                                  -------------------------------------    -------------------

                                                                      Net
                                                                 Realized
                                   Net Asset                          and
                                       Value          Net      Unrealized     Total from       Net
                                  ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                                   Beginning         ment              on           ment      ment    Realized     Distri-
                                   of Period       Income     Investments     Operations    Income        Gain     butions
---------------------------------------------------------------------------------------------------------------------------
FIRST INVESTORS NEW YORK
  INSURED TAX FREE FUND, INC.
Class A
1988   . . . . . . . . . . . .         13.15         .902          .388          1.290        .930          --      .930
1989   . . . . . . . . . . . .         13.51         .901          .339          1.240        .880          --      .880
1990   . . . . . . . . . . . .         13.87         .889         (.119)          .770        .890          --      .890
1991   . . . . . . . . . . . .         13.75         .881          .574          1.455        .875          --      .875
1992   . . . . . . . . . . . .         14.33         .844          .386          1.230        .840          --      .840
1993   . . . . . . . . . . . .         14.72         .809          .608          1.417        .820        .137      .957
1994   . . . . . . . . . . . .         15.18         .758        (1.510)         (.752)       .768          --      .768
1995   . . . . . . . . . . . .         13.66         .738         1.331          2.069        .740        .059      .799
1996   . . . . . . . . . . . .         14.93         .719         (.298)          .421        .720        .091      .811
1997   . . . . . . . . . . . .         14.54         .709          .395          1.104        .708        .076      .784
Class B
1/12/95*to 12/31/95   . . . .          13.76         .616         1.232          1.848        .619        .059      .678
1996   . . . . . . . . . . . .         14.93         .617         (.306)          .311        .620        .091      .711
1997   . . . . . . . . . . . .         14.53         .608          .406          1.014        .608        .076      .684

FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND
CONNECTICUT  FUND
Class A
10/8/90* to 12/31/90  . . . .         $11.17        $.034        $(.014)      $   .020       $  --       $  --     $  --
1991   . . . . . . . . . . . .         11.19         .630          .449          1.079        .625        .004      .629
1992   . . . . . . . . . . . .         11.64         .669          .401          1.070        .660          --      .660
1993   . . . . . . . . . . . .         12.05         .615         1.053          1.668        .625        .043      .668
1994   . . . . . . . . . . . .         13.05         .609        (1.480)         (.871)       .609          --      .609
1995   . . . . . . . . . . . .         11.57         .617         1.333          1.950        .620          --      .620
1996   . . . . . . . . . . . .         12.90         .619         (.202)          .417        .617          --      .617
1997   . . . . . . . . . . . .         12.70         .613          .471          1.084        .614          --      .614
Class B
1/12/95* to 12/31/95   . . . .         11.67         .512         1.242          1.754        .524          --      .524
1996   . . . . . . . . . . . .         12.90         .522         (.204)          .318        .518          --      .518
1997   . . . . . . . . . . . .         12.70         .516          .470           .986        .516          --      .516

* Commencement of operations of Class A shares or date Class B shares first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets ++             Waived or Assumed
                                                 -----------------------   ------------------------
-----------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
      13.51         10.10            121,017         1.26         6.77          N/A           N/A               21
      13.87          9.43            150,154         1.14         6.57          N/A           N/A               13
      13.75          5.81            156,022         1.23         6.53          N/A           N/A               33
      14.33         10.89            162,296         1.24         6.29          N/A           N/A               25
      14.72          8.84            181,389         1.29         5.84          N/A           N/A               46
      15.18          9.82            211,967         1.27         5.35          N/A           N/A               31
      13.66         (5.03)           193,916         1.28         5.30          N/A           N/A               55
      14.93         15.45            215,259         1.23         5.10          N/A           N/A               53
      14.54          2.95            203,496         1.23         4.93          N/A           N/A               53
      14.86          7.82            195,273         1.17         4.86          1.22          4.81              24

      14.93         13.66              1,156         2.00+        4.34+         N/A           N/A               53
      14.53          2.18              2,242         1.93         4.23          N/A           N/A               53
      14.86          7.16              3,602         1.87         4.16          1.92          4.11              24



     $11.19          7.71+           $   625           --         1.75+         1.46+          .28+              0
      11.64          9.92              5,050          .06         5.83          1.60          4.28              35
      12.05          9.49             10,828          .33         5.73          1.20          4.86              46
      13.05         14.10             17,202          .80         4.83          1.15          4.48              29
      11.57         (6.75)            14,848          .87         5.01          1.22          4.66              63
      12.90         17.18             16,725          .85         4.98          1.20          4.63              26
      12.70          3.37             15,203          .81         4.92          1.23          4.50              15
      13.17          8.77             16,151          .80         4.78          1.17          4.41              14

      12.90         15.28                857         1.71+        4.12+         2.07+         3.76+             26
      12.70          2.57              1,505         1.61         4.12          2.02          3.71              15
      13.17          7.95              2,891         1.60         3.98          1.97          3.61              14



---------------------------------------------------------------------------------------------------------------------------
                                                                         PER SHARE DATA
                                   ----------------------------------------------------------------------------------------
                                                                                           Less Distributions
                                                    Income from Investment Operations            from
                                                  -------------------------------------    -------------------
                                                                      Net
                                                                 Realized
                                   Net Asset                          and
                                       Value          Net      Unrealized     Total from       Net
                                  ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                                   Beginning         ment              on           ment      ment    Realized     Distri-
                                   of Period       Income     Investments     Operations    Income        Gain     butions
---------------------------------------------------------------------------------------------------------------------------
FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

FLORIDA  FUND
Class A
10/5/90* to 12/31/90   . . . .        $11.17        $.018     $   (.058)        $(.040)      $  --       $  --     $  --
1991   . . . . . . . . . . . .         11.13         .658          .582          1.240        .640        .030      .670
1992   . . . . . . . . . . . .         11.70         .702          .508          1.210        .700          --      .700
1993   . . . . . . . . . . . .         12.21         .664         1.032          1.696        .671        .095      .766
1994   . . . . . . . . . . . .         13.14         .642        (1.346)         (.704)       .646          --      .646
1995   . . . . . . . . . . . .         11.79         .640         1.527          2.167        .647          --      .647
1996   . . . . . . . . . . . .         13.31         .623         (.198)          .425        .625          --      .625
1997   . . . . . . . . . . . .         13.11         .624          .547          1.171        .624        .037      .661
Class B
1/12/95*to 12/31/95 . . . . .          11.87         .529         1.460          1.989        .549          --      .549
1996 . . . . . . . . . . . . .         13.31         .530         (.204)          .326        .526          --      .526
1997   . . . . . . . . . . . .         13.11         .531          .552          1.083        .526        .037      .563


GEORGIA  FUND
Class A
5/1/92* to 12/31/92  . . . . .        $11.17        $.267         $.233          $.500       $.250       $  --     $.250
1993   . . . . . . . . . . . .         11.42         .603         1.091          1.694        .619        .005      .624
1994   . . . . . . . . . . . .         12.49         .584        (1.165)         (.581)       .579          --      .579
1995   . . . . . . . . . . . .         11.33         .653         1.387          2.040        .650          --      .650
1996   . . . . . . . . . . . .         12.72         .639         (.161)          .478        .648          --      .648
1997   . . . . . . . . . . . .         12.55         .639          .578          1.217        .637          --      .637
Class B
1/12/95* to 12/31/95  . . . .          11.42         .529         1.303          1.832        .542          --      .542
1996   . . . . . . . . . . . .         12.71         .563         (.183)          .380        .550          --      .550
1997   . . . . . . . . . . . .         12.54         .524          .584          1.108        .538          --      .538

* Commencement of operations of Class A shares or date Class B shares first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets ++             Waived or Assumed
                                                 -----------------------   ------------------------
-----------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $11.13        (1.48)+         $   1,339           --          1.20+        1.03+         .17+               0
      11.70        11.45               6,891          .06          6.12         1.12         5.06               70
      12.21        10.67              12,678          .29          5.97         1.17         5.10               65
      13.14        14.19              21,397          .45          5.20         1.10         4.55               53
      11.79        (5.39)             19,765          .62          5.24         1.19         4.67               98
      13.31        18.77              22,229          .75          5.05         1.15         4.65               68
      13.11         3.34              23,299          .83          4.80         1.16         4.47               55
      13.62         9.18              23,840          .80          4.71         1.11         4.40               19

      13.31        17.06                 299         1.68+         4.12+        2.09+        3.70+              68
      13.11         2.56                 549         1.62          4.01         1.95         3.68               55
      13.63         8.38                 837         1.60          3.91         1.91         3.60               19




     $11.42         6.75+            $   365           --          4.45+        3.32+        1.13+              53
      12.49        15.16               1,469          .13          4.96         1.84         3.24               50
      11.33        (4.69)              2,065          .20          4.99         1.93         3.26               78
      12.72        18.40               3,047          .20          5.41         1.42         4.20               45
      12.55         3.94               3,269          .38          5.17         1.44         4.11               37
      13.13        10.00               3,152          .40          5.03         1.33         4.10               21

      12.71        16.34                  97         1.00+         4.61+        2.22+        3.40+              45
      12.54         3.13                 151         1.19          4.36         2.25         3.30               37
      13.11         9.07                 203         1.20          4.23         2.13         3.30               21



---------------------------------------------------------------------------------------------------------------------------
                                                                         PER SHARE DATA
                                   ----------------------------------------------------------------------------------------
                                                                                           Less Distributions
                                                    Income from Investment Operations            from
                                                  -------------------------------------    -------------------
                                                                      Net
                                                                 Realized
                                   Net Asset                          and
                                       Value          Net      Unrealized     Total from       Net
                                  ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                                   Beginning         ment              on           ment      ment    Realized     Distri-
                                   of Period       Income     Investments     Operations    Income        Gain     butions
---------------------------------------------------------------------------------------------------------------------------
FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

MARYLAND  FUND
Class A
10/8/90* to 12/31/90  . . . .         $11.17        $.021         $.189          $.210        $ --       $  --     $  --
1991   . . . . . . . . . . . .         11.38         .628          .287           .915        .615          --      .615
1992   . . . . . . . . . . . .         11.68         .669          .426          1.095        .665          --      .665
1993   . . . . . . . . . . . .         12.11         .653         1.083          1.736        .660        .036      .696
1994   . . . . . . . . . . . .         13.15         .644        (1.373)         (.729)       .651          --      .651
1995   . . . . . . . . . . . .         11.77         .668         1.348          2.016        .666          --      .666
1996   . . . . . . . . . . . .         13.12         .650         (.235)          .415        .655          --      .655
1997   . . . . . . . . . . . .         12.88         .652          .549          1.201        .651          --      .651
Class B
1/12/95*to 12/31/95 . . . . .          11.85         .561         1.279          1.840        .570          --      .570
1996 . . . . . . . . . . . . .         13.12         .555         (.249)          .306        .556          --      .556
1997   . . . . . . . . . . . .         12.87         .551          .556          1.107        .547          --      .547

MASSACHUSETTS FUND
Class A
1988   . . . . . . . . . . . .         10.01         .753          .547           1.300       .770          --      .770
1989   . . . . . . . . . . . .         10.54         .725          .345           1.070       .730          --      .730
1990   . . . . . . . . . . . .         10.88         .748         (.038)           .710       .750          --      .750
1991   . . . . . . . . . . . .         10.84         .732          .468           1.200       .730          --      .730
1992   . . . . . . . . . . . .         11.31         .687          .399           1.086       .676        .010      .686
1993   . . . . . . . . . . . .         11.71         .653          .716           1.369       .660        .139      .799
1994   . . . . . . . . . . . .         12.28         .627        (1.267)          (.640)      .630          --      .630
1995   . . . . . . . . . . . .         11.01         .612         1.227           1.839       .613        .016      .629
1996   . . . . . . . . . . . .         12.22         .603         (.256)           .347       .602        .045      .647
1997   . . . . . . . . . . . .         11.92         .601          .356            .957       .603        .074      .677
Class B
1/12/95*to 12/31/95 . . . . .          11.09         .508         1.155           1.663       .527        .016      .543
1996 . . . . . . . . . . . . .         12.21         .514         (.263)           .251       .506        .045      .551
1997 . . . . . . . . . . . . .         11.91         .508          .353            .861       .507        .074      .581

* Commencement of operations of Class A shares or date Class B shares first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets +              Waived or Assumed
                                                 -----------------------   ------------------------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $11.38         8.08+            $   403           --          1.69+        2.88+       (1.19)+              0
      11.68         8.30               1,543          .05          5.74         1.88         3.92               26
      12.11         9.64               3,575          .20          5.72         1.38         4.55               38
      13.15        14.62               6,643          .45          5.16         1.28         4.33               50
      11.77        (5.59)              6,904          .45          5.27         1.34         4.37               44
      13.12        17.50               8,666          .48          5.32         1.24         4.55               49
      12.88         3.33              10,118          .51          5.10         1.24         4.37               13
      13.43         9.59              10,705          .50          5.01         1.18         4.33               35

      13.12        15.82                 423         1.38+         4.42+        2.19+        3.61+              49
      12.87         2.45               1,021         1.31          4.30         2.05         3.57               13
      13.43         8.81               1,782         1.30          4.21         1.98         3.53               35



      10.54        13.40               2,901          .10          7.33         1.29         6.14               31
      10.88        10.43               8,292          .10          6.78         1.03         5.85               11
      10.84         6.85              12,760          .06          7.01          .99         6.09               22
      11.31        11.45              17,608          .28          6.66          .99         5.94                4
      11.71         9.90              20,067          .70          5.99         1.17         5.52               28
      12.28        11.93              23,653          .90          5.37         1.15         5.12               32
      11.01        (5.30)             20,838          .95          5.45         1.20         5.20               64
      12.22        17.07              23,180          .90          5.22         1.15         4.97               40
      11.92         2.99              22,543          .86          5.08         1.18         4.76               45
      12.20         8.27              22,852          .80          5.01         1.15         4.66               28

      12.21        15.28                 314         1.76+         4.36+        2.01+        4.10+              40
      11.91         2.16                 519         1.66          4.28         1.98         3.96               45
      12.19         7.41                 783         1.60          4.21         1.95         3.86               28



---------------------------------------------------------------------------------------------------------------------------
                                                                         PER SHARE DATA
                                   ----------------------------------------------------------------------------------------
                                                                                           Less Distributions
                                                    Income from Investment Operations            from
                                                  -------------------------------------    -------------------
                                                                      Net
                                                                 Realized
                                   Net Asset                          and
                                       Value          Net      Unrealized     Total from       Net
                                  ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                                   Beginning         ment              on           ment      ment    Realized     Distri-
                                   of Period       Income     Investments     Operations    Income        Gain     butions
---------------------------------------------------------------------------------------------------------------------------
FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

NEW JERSEY  FUND
Class A
9/13/88* to 12/31/88   . . . .        $11.13        $.083       $  .117         $  .200      $  --       $  --     $  --
1989   . . . . . . . . . . . .         11.33         .797          .373           1.170       .770          --      .770
1990   . . . . . . . . . . . .         11.73         .787          .013            .800       .800          --      .800
1991   . . . . . . . . . . . .         11.73         .762          .548           1.310       .750          --      .750
1992   . . . . . . . . . . . .         12.29         .716          .439           1.155       .716        .059      .775
1993   . . . . . . . . . . . .         12.67         .680          .947           1.627       .684        .103      .787
1994   . . . . . . . . . . . .         13.51         .659        (1.448)          (.789)      .661          --      .661
1995   . . . . . . . . . . . .         12.06         .648         1.291           1.939       .652        .097      .749
1996   . . . . . . . . . . . .         13.25         .636         (.245)           .391       .636        .015      .651
1997   . . . . . . . . . . . .         12.99         .630          .427           1.057       .629        .118      .648
Class B
1/12/95* to 12/31/95  . . . .          12.14         .526         1.199           1.725       .528        .097      .625
1996   . . . . . . . . . . . .         13.24         .533         (.253)           .280       .535        .015      .550
1997   . . . . . . . . . . . .         12.97         .525          .433            .958       .530        .118      .648

NORTH CAROLINA FUND
Class A
5/4/92* to 12/31/92   . . . .         $11.17        $.272         $.188          $.460       $.260       $  --     $.260
1993   . . . . . . . . . . . .         11.37         .595          .962          1.557        .604        .043      .647
1994   . . . . . . . . . . . .         12.28         .594        (1.380)         (.786)       .594          --      .594
1995   . . . . . . . . . . . .         10.90         .608         1.391          1.999        .609          --      .609
1996   . . . . . . . . . . . .         12.29         .590         (.159)          .431        .591          --      .591
1997   . . . . . . . . . . . .         12.13         .597          .530          1.127        .597          --      .597
Class B
1/12/95*to 12/31/95 . . . . .          10.99         .492         1.307          1.799        .499          --      .499
1996 . . . . . . . . . . . . .         12.29         .496         (.161)          .335        .495          --      .495
1997   . . . . . . . . . . . .         12.13         .497          .534          1.031        .501          --      .501

* Commencement of operations of Class A shares or date Class B shares first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets +              Waived or Assumed
                                                 -----------------------   ------------------------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $11.33         5.96+           $  2,148           --          4.95+         .95+        3.99+               0
      11.73        10.61              17,380          .03          6.82          .92         5.93               10
      11.73         7.10              30,686          .10          6.93          .91         6.12               16
      12.29        11.52              42,475          .44          6.38          .98         5.84               22
      12.67         9.74              54,372          .78          5.76         1.13         5.41               42
      13.51        13.09              64,558          .96          5.12         1.11         4.97               44
      12.06        (5.91)             55,379          .99          5.21         1.14         5.06               60
      13.25        16.41              59,153          .99          5.06         1.14         4.91               30
      12.99         3.09              58,823          .98          4.92         1.13         4.77               35
      13.30         8.36              59,243          .96          4.81         1.11         4.66               22

      13.24        14.45                 957         1.81+         4.24+        1.97+        4.08+              30
      12.97         2.22               1,603         1.78          4.12         1.93         3.97               35
      13.28         7.56               2,011         1.76          4.01         1.91         3.86               22



     $11.37         6.21+             $1,084            --         4.53+        2.20+        2.33+              10
      12.28        13.98               3,883           .13         4.99         1.28         3.83               32
      10.90        (6.45)              3,872           .20         5.22         1.44         3.99               61
      12.29        18.72               4,984           .20         5.18         1.36         4.03               76
      12.13         3.68               5,822           .38         4.94         1.31         4.02               43
      12.66         9.56               6,697           .40         4.87         1.23         4.04               30

      12.29        16.65                  75          1.00+        4.38+        2.16+        3.23+              76
      12.13         2.85                 134          1.20         4.12         2.12         3.20               43
      12.66         8.71                 185          1.20         4.07         2.03         3.24               30



---------------------------------------------------------------------------------------------------------------------------
                                                                         PER SHARE DATA
                                   ----------------------------------------------------------------------------------------
                                                                                           Less Distributions
                                                    Income from Investment Operations            from
                                                  -------------------------------------    -------------------
                                                                      Net
                                                                 Realized
                                   Net Asset                          and
                                       Value          Net      Unrealized     Total from       Net
                                  ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                                   Beginning         ment              on           ment      ment    Realized     Distri-
                                   of Period       Income     Investments     Operations    Income        Gain     butions
---------------------------------------------------------------------------------------------------------------------------

FIRST INVESTORS MULTI-STATE
  INSURED TAX FREE FUND

PENNSYLVANIA  FUND
Class A
4/30/90* to 12/31/90  . . . .         $11.17        $.296         $.214          $.510       $.270       $  --     $.270
1991   . . . . . . . . . . . .         11.41         .714          .429          1.143        .695        .008      .703
1992   . . . . . . . . . . . .         11.85         .699          .427          1.126        .716          --      .716
1993   . . . . . . . . . . . .         12.26         .667         1.048          1.715        .663        .152      .815
1994   . . . . . . . . . . . .         13.16         .627        (1.447)         (.820)       .630          --      .630
1995   . . . . . . . . . . . .         11.71         .638         1.463          2.101        .635        .036      .671
1996   . . . . . . . . . . . .         13.14         .622         (.197)          .425        .627        .028      .655
1997   . . . . . . . . . . . .         12.91         .624          .523          1.147        .624        .153      .777
Class B
1/12/95* to 12/31/95   . . . .         11.81         .539         1.376          1.915        .549        .036      .585
1996   . . . . . . . . . . . .         13.14         .529         (.201)          .328        .530        .028      .558
1997   . . . . . . . . . . . .         12.91         .526          .510          1.036        .523        .153      .676

VIRGINIA FUND
Class A
4/30/90* to 12/31/90  . . . .         $11.17        $.320         $.080          $.400       $.300       $  --     $.300
1991   . . . . . . . . . . . .         11.27         .715          .523          1.238        .690        .018      .708
1992   . . . . . . . . . . . .         11.80         .683          .481          1.164        .702        .032      .734
1993   . . . . . . . . . . . .         12.23         .636          .915          1.551        .639        .082      .721
1994   . . . . . . . . . . . .         13.06         .611        (1.383)         (.772)       .608          --      .608
1995   . . . . . . . . . . . .         11.68         .625         1.370          1.995        .629        .036      .665
1996   . . . . . . . . . . . .         13.01         .626         (.195)          .431        .624        .067      .691
1997   . . . . . . . . . . . .         12.75         .615          .504          1.119        .617        .032      .649
Class B
1/12/95*to 12/31/95 . . . . .          11.76         .510         1.286          1.796        .520        .036      .556
1996 . . . . . . . . . . . . .         13.00         .525         (.194)          .331        .524        .067      .591
1997   . . . . . . . . . . . .         12.74         .513          .505          1.018        .516        .032      .548

* Commencement of operations of Class A shares or date Class B shares first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and/or the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets ++             Waived or Assumed
                                                 -----------------------   ------------------------
-----------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $11.41         6.88+             $6,252           .05+        5.39+        1.05+        4.39+               1
      11.85        10.24              16,118           .29         6.28         1.03         5.54               26
      12.26         9.81              26,036           .56         5.84         1.12         5.28               18
      13.16        14.28              35,514           .79         5.17         1.10         4.86               37
      11.71        (6.31)             33,542           .88         5.11         1.13         4.86               81
      13.14        18.29              39,980           .86         5.07         1.11         4.82               48
      12.91         3.39              42,228           .86         4.86         1.11         4.61               42
      13.28         9.14              42,223           .85         4.79         1.10         4.54               37

      13.14        16.49                 247          1.72+        4.20+        1.98         3.94+              48
      12.91         2.61                 781          1.66         4.06         1.91         3.81               42
      13.27         8.23               1,739          1.65         3.99         1.90         3.74               37



     $11.27         5.40+             $3,327           .08+        5.56+        1.22+        4.43+               0
      11.80        11.31               9,756           .13         6.32         1.10         5.36               15
      12.23        10.19              16,507           .56         6.75         1.22         5.09               41
      13.06        12.94              24,684           .81         4.97         1.16         4.62               39
      11.68        (5.97)             22,325           .85         5.01         1.20         4.66               55
      13.01        17.42              25,193           .81         5.01         1.16         4.66               34
      12.75         3.47              21,047           .79         4.93         1.20         4.52               30
      13.22         9.03              22,136           .80         4.78         1.16         4.42               10

      13.00        15.53                 991          1.66+        4.16+        2.02+        3.80+              34
      12.74         2.66               1,166          1.59         4.13         2.00         3.72               30
      13.21         8.19               1,390          1.60         3.98         1.96         3.62               10


                       INVESTMENT OBJECTIVES AND POLICIES

New York Insured

     The investment objective of New York Insured is to provide a high level of interest income which is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. New York Insured seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments, as defined below, issued by or on behalf of New York State and its municipal governments and by public authorities in New York State, as well as by territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax, New York State and New York City personal income taxes and is not a Tax Preference Item. See "Municipal Instruments."

Multi-State Insured

     The investment objective of each Fund of Multi-State Insured is to achieve a high level of interest income which is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not a Tax Preference Item. Each Fund of Multi-State Insured seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments, as defined below, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax, state and local income taxes in the states for whose residents the particular Fund is established and is not a Tax Preference Item. See "Municipal Instruments."

General Policies

     Each Fund may invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when-issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters) and may acquire detachable call options relating to municipal bonds. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and invest in repurchase agreements. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these securities.

     Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A to the SAI.

     Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. This possible concentration of the assets of a Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments, or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of a Fund's investments could increase market risks, but risk of non-payment of interest when due, or default on the payment of principal, is covered by the insurance feature of each Fund.

     As used in this Prospectus and in the SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds; (3) certificates of participation ("COPs"); (4) municipal notes; (5) municipal commercial paper; and (6) variable rate demand instruments ("VRDIs").

     Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

General Market Risk

     In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. Each Fund invests primarily in Municipal Instruments from a particular state. The market risks associated with Municipal Instruments include the possibility that the value of those instruments held by the Funds will fluctuate with movements in interest rates and changes in the perceived creditworthiness of the issuers of those instruments. Municipal Instruments are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a Municipal Instrument, the more pronounced is the effect of a change in interest rates on the value of the instrument. The market risks associated with concentrating investments in a particular state include a Fund's increased sensitivity to changes in economic conditions or other circumstances that may weaken the capacity of the issuer to make principal and interest payments. A Fund's yield and net asset value per share can be affected by political and economic developments within a particular state, its public authorities and political subdivisions. In addition, new federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid by a Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations.

Types of Securities and Their Risks

     Debt Securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See Appendix A to the SAI for a description of municipal bond ratings.

     Insurance. All municipal bonds in each Fund's portfolio will be insured as to their scheduled payment of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy purchased by each Tax Free Fund from an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue; or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance. An insured municipal bond in the portfolio of a Fund typically will be covered by only one of the three policies. All three types of insurance policies insure the scheduled payment of all principal and interest on the Funds' municipal bonds as they fall due. The insurance does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the shares of a Fund. Investors should note that while all municipal bonds in which the Funds will invest will be insured, each Fund may invest up to 35% of its total assets in portfolio securities not covered by the insurance feature. Each Tax Free Fund has purchased a Mutual Fund Insurance Policy from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company with its principal executive offices in New York City. Under certain circumstances, each Tax Free Fund may obtain such insurance from an insurer other than AMBAC, provided such insurer is rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any recognized statistical rating organization. Because these insurance premiums are paid by each Fund, a Fund's yield is reduced by this expense. See "Insurance" in the SAI for a detailed discussion of the insurance feature.

     Inverse Floaters. Each Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Each Fund may invest up to 10% of its net assets in inverse floaters.

Municipal Instruments

     Municipal Bonds. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A to the SAI for a description of municipal bond ratings.

     Private Activity Bonds or Industrial Development Bonds. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

     Certificates of Participation. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. See "Certificates of Participation" in the SAI for further information on COPs.

     Municipal Notes. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B to the SAI.

     Variable Rate Demand Instruments. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by the applicable Tax Free Fund's Board of Directors or Trustees (each, a "Board") to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

     Variable Rate and Floating Rate Notes. Each Fund may invest in variable rate and floating rate notes, which are derivatives, issued by municipalities. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

     The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay agencies.

     Restricted Securities and Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which the applicable Board or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

      Taxable Securities. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) other debt securities rated within the highest grade of S&P or Moody's; (3) commercial paper rated in the highest grade by either of such rating services; and (4) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

State Specific Risk Factors

     Most of the securities in which each Fund invests are issued within that Fund's state. Thus, each Fund's yield and share price stability are closely tied to conditions within that state and to the financial conditions of that state, its authorities and municipalities. In addition, economic developments within a single state or region could have a greater impact on a Fund's portfolio than on an investment portfolio composed of securities of more geographically diverse issuers. Each Fund seeks to mitigate these potential risks through careful credit risk analysis and the use of insurance, as previously discussed. Summaries of certain relevant information regarding each state's economy are set forth below. For an expanded discussion, see "State Specific Risk Factors" in the SAI.


     Risk Factors for the Connecticut Fund. Connecticut's economy is generally diverse, but concentration in several important sectors, including manufacturing, finance, insurance and real estate, wholesale and retail trade and services, may cause the state's economy to be adversely affected by cyclical changes. In Fiscal Year 1997, the state government derived approximately 67% of its revenue from the collection of taxes, the majority of which is comprised of personal income, sales and use, and corporation taxes. The state finances a wide array of capital programs and projects through the issuance of general obligation bonds backed by the general taxing authority of the state and special tax obligation bonds backed by a dedicated stream of revenue. Fiscal Year 1997 showed a General Fund operating surplus of $252 million, its largest surplus in more than a decade. When the operations of all of the State's funds are considered, the State incurred a deficit in government operations of $95 million, nearly 50% lower than the deficit in fiscal year 1996.

     Risk Factors for the Florida Fund. Florida's economy has diversified and has shifted emphasis from resource manufacturing to tourism, other services and trade. Economic development efforts are broadening. Nevertheless, economic developments affecting the service industry, the tourism industry and high-tech manufacturing could have severe effects on the Florida economy. Due to the development of amusement and educational theme parks, the seasonal and cyclical character of Florida's tourist industry has been reduced. However, a decline in the national economy, competition from other tourist destinations, crime and international developments all may affect Florida tourism. While Florida's population growth has traditionally helped its economy to perform above the national average, the rapid population growth experienced by the state in the 1980's has slowed down in the 1990's. Due to the large number of retirees, Florida personal income has generally been insulated from certain national economic effects. A reduction in the number of retirees moving to Florida and an increasing native birthrate may increase the susceptibility of Florida's economy to national economic effects affecting personal income. In addition, the economic well-being of Florida's retirees could be adversely affected by federal entitlement cuts. Various limitations on the State of Florida, its governmental agencies and Florida local governmental agencies, including constitutional and statutory balanced budget requirements, may inhibit the ability of the issuers to repay existing municipal indebtedness and issue additional indebtedness. The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the credit quality and rating of the issues and perceptions with respect to the level of interest rates. See the SAI for an expanded discussion of the risk considerations for the Florida Fund.

     Risk Factors for the Georgia Fund. The Georgia Fund will concentrate its investments in debt obligations of the state of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia Obligations may be adversely affected by economic and political conditions and developments within the state.

     In both economic and demographic arenas, Georgia's growth continues to exceed that of its neighboring Southeastern states, though Georgia's economy has slowed from pre-1996 Olympic Games levels. The unemployment rate in Georgia is currently below the national average.

     While Georgia's immediate financial future appears sound, should the above-mentioned trends slow or reverse themselves, the Georgia economy and state revenues could be adversely affected. There can be no assurance that the events discussed above will not negatively affect the market value of the Georgia Obligations or the ability of either the state or its instrumentalities to pay interest and repay principal on the Georgia Obligations in a timely manner.

     Risk Factors for the Maryland Fund. The State of Maryland has enjoyed continued economic growth in the later part of the 1990s. State revenues in recent years have been sufficient to fund the state's expenditures as well as fund the state's contributions to the Revenue Stabilization Account of the state's Reserve Fund. Personal income tax rates have been cut by 10%, being phased-in over a five-year period. Maryland's constitution requires a balanced budget. While the ratings assigned to Maryland municipal instruments by nationally recognized statistical ratings organizations indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions. Maryland tax-free securities include obligations issued by the state of Maryland or its counties, municipalities, authorities, or other subdivisions. The performance of these securities is closely tied to economic and political conditions within the state.

     Risk Factors for the Massachusetts Fund. The Commonwealth of Massachusetts and certain of its cities, towns, counties and other political subdivisions have at certain times in the past experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties could adversely affect the market values and marketability of, or result in default in payment on, outstanding obligations issued by the Commonwealth or its public authorities or municipalities. In Massachusetts, the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2" an initiative petition adopted by the voters of the Commonwealth of Massachusetts in November 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, and could impair on their obligations. Massachusetts cities and towns also receive substantial local aid from the Commonwealth. The ability of the Commonwealth to pay its obligations and to provide local aid will by affected by, among other things, future social, environmental and economic conditions, many of which are not within the control of the Commonwealth, as well as by questions of legislative policy and the financial condition of the Commonwealth.

     Risk Factors for the New Jersey Fund. New Jersey has a diversified economic base consisting of, among others, commerce and service industries, selective commercial agriculture, insurance, tourism, petroleum refining and manufacturing, although New Jersey's manufacturing industry has shown a downward trend in the last few years. New Jersey is a major recipient of Federal assistance. Hence, a decrease in Federal financial assistance may adversely affect New Jersey's financial condition. As a result of high levels of unemployment in the 1970s, New Jersey defaulted on employment benefits in 1974 and received advances from the U.S. Department of Labor in order to continue meeting benefit obligations. In the early 1980s New Jersey's trust fund for unemployment insurance was bankrupt and until 1984 the trust fund was subject to a Federal penalty surtax. While New Jersey's economic base has become more diversified over time and thus its economy appears to be less vulnerable during recessionary periods, a recurrence of high levels of unemployment could adversely affect New Jersey's overall economy and its ability to meet its financial obligations. New Jersey law requires a municipality to maintain a balanced budget and generally to restrict increases of certain appropriations, excluding debt service, to the lesser of a certain price index of 5% annually. Maintaining a balanced budget may adversely affect a municipality's ability to repay its obligations. The value of New Jersey obligations may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal and New Jersey income tax rates, the supply of tax-exempt bonds, the size of the particular offering, the maturity of the obligation, the credit quality and rating of the issue and perceptions with respect to the level of interest rates.

     Risk Factors for New York Insured. New York Insured's performance is closely tied to conditions within the State and its public authorities and municipalities, particularly The City of New York (the "City"). The economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. There can be no assurance that the State economy will not experience results that are worse than presently predicted, with corresponding material and adverse effects on the State's financial projections. To the extent the State experiences economic difficulties, its ability to assist its public authorities and subdivisions is impaired. Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in the State. This risk includes either a financial market or broader economic "correction," a risk heightened by the relatively lengthy expansions currently underway. The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by $1 billion by the last year of the 1998 through 2001 projection period. An additional risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could affect State finances, but has reserves of $500 million in the event of such an action. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities were to default on their respective obligations. Certain statutory arrangements provide for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to certain public authorities. Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority receives the bulk of this money in order to carry out mass transit and commuter services. Failure of the State to appropriate necessary amounts or to take other action to permit the public authorities to meet their obligations could result in a default by one or more of the public authorities. If a default were to occur, it would likely have a significant adverse effect on the market price of obligations of the State and its public authorities. The fiscal health of the State may be affected by the fiscal health of the City, which continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Although the City has balanced its budget since 1981, estimates of the City's future revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. The City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State. Fiscal difficulties in localities in the State, other than the City, particularly in the cities of Yonkers and Troy, may also have an impact on the State.

     Risk Factors for the North Carolina Fund. The economic profile of the State consists of a combination of industry, agriculture and tourism. The labor force has undergone significant changes during recent years. The State has moved from a predominantly agricultural economy to a service and goods producing economy. The majority of non-agricultural employment is spread among manufacturing, retail trade, services and the government sector. In North Carolina the issuance of municipal debt is overseen by the North Carolina Local Government Commission. This Commission handles the approval, sale and delivery of all local bonds and notes issued in North Carolina and monitors fiscal accounting standards prescribed by the Local Government Budget and Fiscal Control Act. No unit of local government can incur bonded indebtedness without the Commission's prior approval. If approved, the obligations are sold by the Commission on a sealed bid basis. The Commission then monitors the local unit's debt service through a system of monthly reports. Over the past twenty years, North Carolina state debt obligations have maintained ratings of Aaa by Moody's and AAA by S&P. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina. The North Carolina Constitution requires a balanced budget, and the State has not realized any revenue shortfalls in recent years. The State has realized budgetary credit balances in the last several years; however, during the 1989-90 and 1990-91 fiscal years, the State realized revenue shortfalls requiring the Governor and General Assembly to mandate significant spending constraints to fulfill the constitutional requirement of a balanced budget. Therefore, there is no guarantee that budgetary credit balances will continue to be realized in future periods.

     Risk Factors for the Pennsylvania Fund. Pennsylvania's economy is based on a mixture of manufacturing, mining, trade, medical and health services, education and financial institutions. Pennsylvania's continued dependence on manufacturing, mining, steel and coal, however, has made the state vulnerable to cyclical fluctuations, foreign imports and environmental concerns. Pennsylvania's population and per capita income have been increasing slightly over the past five years, and it's employment and unemployment rates have generally not been significantly different over the past five years from that of the United States. Pennsylvania is engaged in certain litigation matters which are described briefly in the SAI.

     Risk Factors for the Virginia Fund. Virginia's economy is based primarily on manufacturing, the government and service sectors, agriculture, mining and tourism, and unemployment rates are typically below the national average. The Commonwealth has a long history of fiscal stability, due in large part to a conservative financial philosophy, broad-based employment opportunities and diverse sources of revenue. The 1998-2000 biennium budget for the Commonwealth forecasts continued economic growth in the Commonwealth after a strong growth year in 1997. While Virginia's year-to-year changes in personal income exceeded those of the United States in the 1980s, the state and nation have grown at similar rates more recently, although Virginia's real growth rate was a half percentage point better than the national rate over the last fiscal year. The Constitution of Virginia requires a balanced budget and limits the ability of the Commonwealth to create debt. General obligation debt may be incurred to meet certain short-term needs, to finance capital projects and, under less stringent restriction, to finance revenue-producing capital projects. Also, "special fund" revenue bonds, to which the constitutional debt restrictions do not apply and which are not supported by the full faith and credit of the Commonwealth, may be issued to finance qualifying Commonwealth revenue projects. General obligations of cities, towns and counties are payable from the general revenues of the entity, including ad valorem tax revenues on property within the jurisdiction. Revenue obligations issued by other entities are payable only from revenues from the particular project or projects involved. Securities held in the Virginia Fund that are not general obligations of the Commonwealth may be subject to economic risks or uncertainties peculiar to the issuers of such securities or the sources from which they are to be paid.

     General. There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Instruments held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Instrument to repay its obligations or the tax status of a Fund's distributions relating to investments in Municipal Instruments.


                           ALTERNATIVE PURCHASE PLANS

     Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses; (ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

     Class A Shares. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested with discounts available for volume purchases. Class A shares pay a 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

     Class B Shares. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

     Factors to Consider in Choosing a Class of Shares. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

     The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 will only be accepted as purchases of Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

     The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                               HOW TO BUY SHARES

     You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

     With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible

Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

     Choice of Class of Shares. When you open a Fund account you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.

     Minimum Investment. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another Eligible Fund. Class A share accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."

     Processing and Pricing of Share Purchases. Purchases by written application will be processed as follows: Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

     Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined as of the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

     Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined as of the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

     Class A Shares. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                                             Sales Charge as % of
                                                          ----------------------------         Concession to
                                                          Offering        Net Amount          Dealers as % of
Amount of Investment                                        Price          Invested           Offering Price
--------------------                                      ---------     --------------        ---------------
Less than $25,000.......................................    6.25%            6.67%                  5.13%
$25,000 but under $50,000...............................    5.75             6.10                   4.72
$50,000 but under $100,000..............................    5.50             5.82                   4.51
$100,000 but under $250,000.............................    4.50             4.71                   3.69
$250,000 but under $500,000.............................    3.50             3.63                   2.87
$500,000 but under $1,000,000...........................    2.50             2.56                   2.05


     There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.


     Cumulative Purchase Privilege and Letters of Intent. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

     Waivers of Class A Sales Charges. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, trustee or employee (who has completed the introductory employment period) of the Tax Free Funds, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, trustee, director or employee of the Tax Free Funds, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) any reinvestment of dividends or other distributions in Class A shares of any Eligible Fund; (4) any reinvestment of Systematic Withdrawal Payment Plan payments in Class A shares of any Eligible Fund; (5) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; (6) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; and (7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after February 14, 1998 from the 1st Fund of First Investors U.S. Government Plus Fund.

     Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company, an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

     Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Unitholders may invest in Class A shares of a Fund, other than through the reinvestment of Unit Distributions. Unitholders will be charged the Fund's regular offering price on such purchases. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

     Class B Shares. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                        Contingent Deferred Sales Charge
        Year Since Purchase                  as a Percentage of Dollars Invested
           Payment Made                            or Redemption Proceeds
           ------------                            ----------------------

     First....................................               4%
     Second...................................               4
     Third....................................               3
     Fourth...................................               3
     Fifth....................................               2
     Sixth....................................               1
     Seventh and thereafter...................               0

     The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or other distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

     As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

     For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

     Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

     Additional Purchases. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

     Systematic Investing. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. You may also elect to reinvest systematically in Class A or Class B shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Funds reserve the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.

     General. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

     Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. Shares of a particular class may be exchanged only for shares of the same class of another fund. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

     Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued; (3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Exchanges By Telephone. See "Telephone Transactions," below.

     Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.

                              HOW TO REDEEM SHARES


     You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares account may be redeemed by mail or telephone. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account. Such funds will remain in the non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI.


     Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

     Redemptions By Telephone. See "Telephone Transactions," below.

     Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

     Fund/SERV Redemptions. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

     Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

     Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

     Repurchase through Underwriter. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

     Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

     Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

     Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Telephone Exchanges. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

     Telephone Redemptions. The telephone redemption privilege may be used to redeem shares provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000;
(5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.

     Additional Information. The Tax Free Funds, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. The Tax Free Funds have the right, at their sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

     Board of Directors or Trustees. Each Tax Free Fund's Board, as part of its overall management responsibility, oversees various organizations responsible for the applicable Fund's day-to-day management. Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, determines each Fund's portfolio transactions and supervises all aspects of each Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


     As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, New York Insured paid 0.70%, net of waiver, of its average daily net assets in advisory fees. For the fiscal year ended December 31, 1997, the advisory fees paid by each Fund of Multi-State Insured, as a percentage of such Fund's average daily net assets, net of waivers, were as follows: Connecticut Fund - 0.50%; Florida Fund - 0.50%; Georgia Fund - 0.20%; Maryland Fund - 0.30%; Massachusetts Fund - 0.50%; New Jersey Fund - 0.60%; North Carolina Fund - 0.20%; Pennsylvania Fund - 0.50%; and Virginia Fund - 0.50%.

     Portfolio Manager. Clark D. Wagner has been Portfolio Manager of the Tax Free Funds since he joined FIMCO in 1991. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


      Brokerage. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

     Underwriter. Each Tax Free Fund has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

     Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

     Pursuant to each Class A Plan, the applicable Tax Free Fund's Board, in its sole discretion, may periodically allocate the portion of distribution fees and services fees that each Fund may spend, provided the aggregate of such fees paid by that Fund may not exceed an annual rate of 0.30% of the Fund's average daily net assets attributable to Class A shares in any one fiscal year. Of that amount, no more than 0.25% of a Fund's average daily net assets attributable to Class A shares may be paid as service fees. Payments made to the Underwriter under each Class A Plan may only be made for reimbursement of specific expenses incurred in connection with distribution and service activities.

     Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

     Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

     Each Fund may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as the applicable Board deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by the applicable Board. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are generally declared daily and paid monthly by each Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares are paid in additional shares of the same class of the distributing Fund at the net asset value generally determined as of the close of business on the first business day of the following month. If you redeem all of your shares of a Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest, earned discount and other income earned on portfolio securities less expenses.

     Each Fund also distributes with its regular dividend at the end of each year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the class with respect to which they are declared at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed ordinary (taxable) income and capital gain.

     Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

     In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

     You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business on the business day immediately following the record date of the distribution.

     A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or distribution check returned in the same manner will be treated as a request by you to change your dividend or distribution option to reinvest. The proceeds will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

                                      TAXES

     Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders. In addition, each Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

     Distributions by a Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations and net short-term capital gain, if any, are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

     If you purchase your shares shortly before the record date for a taxable dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. Following the end of each calendar year you will receive a statement from the Fund in which you hold shares describing the tax status of distributions paid by the Fund for that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

     Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Each Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

     Proposals have been and, in the future, may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by each Fund and the value of its portfolio securities would be affected. In that event, each Fund would reevaluate its investment objective and policies.

     Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and the same percentage of such dividends and distributions in certain other circumstances.

     Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any Eligible Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares to Class A shares.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, a Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.

     State Income Taxes.


     Connecticut. In the opinion of Kelley Drye & Warren LLP, Connecticut tax counsel to Multi-State Insured, shareholders who are Connecticut resident individuals will not be subject to the Connecticut personal income tax on distributions from the Connecticut Fund to the extent that these distributions qualify as (i) exempt-interest dividends, as defined in section 852(b)(5) of the Code, that are attributable to interest on obligations issued by or on behalf of the State of Connecticut, any political subdivision thereof, or any public instrumentality, state or local authority, district or similar public entity created under the laws of the State of Connecticut, or (ii) "exempt dividends" for Connecticut tax purposes. Distributions to Connecticut shareholders of the Connecticut Fund that are attributable to sources other than those described above will generally be includible in the Connecticut income of such shareholders. See "State Income Taxes" in the SAI for additional Connecticut tax information. Florida. In the opinion of Rudnick & Wolfe, Florida tax counsel to Multi-State Insured, under existing law, shareholders of the Florida Fund will not be subject to the Florida intangible personal property tax on their ownership of Florida Fund shares or on distributions of income or gains made by the Florida Fund to the extent that such distributions are attributable solely to certain assets exempt from intangible tax taxation under Florida law, as more fully described in the SAI.

     Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the Florida Fund or on gains resulting from the redemption or exchange of shares of the Florida Fund. Corporate shareholders may be subject to the Florida income tax on distributions received from the Florida Fund as more fully described in the SAI.

     For Florida state income tax purposes, the Florida Fund itself will not be subject to the Florida income tax so long as it has no income subject to Federal taxation.

     Shareholders of the Florida Fund will be subject to Florida estate tax on their Florida Fund shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States.

     Interests held by shareholders of the Florida Fund will not be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

     Georgia. In the opinion of Kutak Rock, Georgia tax counsel to Multi-State Insured, shareholders of the Georgia Fund that are individuals, estates, trusts, and corporations subject to Georgia income tax may exclude from income for Georgia income tax purposes, distributions from the Georgia Fund that are derived from interest on obligations issued by the State of Georgia or any political subdivision thereof, exempt from federal taxation under section 103(a) of the Code. Individuals, estates, trusts and corporations may exclude from income for Georgia income tax purposes, dividend distributions from the Georgia Fund on obligations of the United States or of any authority, commission, instrumentality or possession thereof exempt from state income tax under federal law.

     Capital gains recognized as a result of the sale of shares in the Georgia Fund can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts and corporations.

     Maryland. In the opinion of Ober, Kaler, Grimes & Shriver, tax counsel to Multi-State Insured, holders of shares of the Maryland Fund who are subject to Maryland state and local income tax, will not be subject to tax in Maryland on Maryland Fund dividends to the extent that such dividends are attributable to interest on tax-exempt obligations of the State of Maryland or its political subdivisions, interest on obligations of the United States or its possessions and territories or gains realized from the disposition of either of these categories of obligations (with the express exception of dividends attributable to gain from the disposition of obligations of a United States territory or possession which are subject to Maryland state and local income tax). In addition, dividends attributable to interest on obligations issued by states other than Maryland and income from repurchase contracts are subject to Maryland state and local income tax.

     Massachusetts. In the opinion of Palmer & Dodge LLP, Massachusetts tax counsel to Multi-State Insured, assuming the continuation in effect of a Technical Information Release of the Massachusetts Department of Revenue, holders of shares of the Massachusetts Fund who are subject to Massachusetts personal income tax will not be subject to tax on distributions from the Massachusetts Fund to the extent that these distributions (1) qualify as exempt interest dividends of a regulated investment company within the meaning of Code section 852(b)(5) that are directly attributable to interest on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions that is exempt from Massachusetts taxation or (2) qualify as capital gain dividends as defined in Code section 852(b)(3)(C), that are attributable to gain on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or political subdivisions that is exempt from Massachusetts taxation. If a holder of shares of the Massachusetts Fund is a corporation subject to the Massachusetts corporate excise tax, distributions received from the Massachusetts Fund are includable in gross income and generally may not be deducted by such a corporate holder in computing its net income. The shares of the Massachusetts Fund will be includable in the gross estate of a deceased individual holder who is a resident of Massachusetts for purposes of the Massachusetts Estate Tax.

     New Jersey. In the opinion of Hawkins, Delafield & Wood, New Jersey tax counsel to Multi-State Insured, provided that the New Jersey Fund qualifies as a qualified investment fund under New Jersey law, shareholders of the New Jersey Fund who are New Jersey resident individuals, estates and trusts will not be subject to the New Jersey Gross Income Tax on (1) distributions of the interest and capital gains made by the New Jersey Fund to the extent that such distributions are with respect to New Jersey state and local bonds and (2) on gains resulting from the redemption or sale of shares of the New Jersey Fund. A description of a qualified investment fund and of New Jersey state and local bonds is contained in the SAI. A corporate shareholder of the New Jersey Fund subject to the New Jersey Corporation Business Tax or the New Jersey Corporation Income Tax will be required to include in its corporate tax base (1) distributions of interest and capital gains made by the New Jersey Fund and (2) gains resulting from the redemption or sale of shares of the New Jersey Fund.

     New York. In the opinion of Hawkins, Delafield & Wood, tax counsel to New York Insured, New York resident individual shareholders will not be subject to the personal income taxes imposed by New York State and by New York City on distributions from New York Insured to the extent that these distributions qualify as exempt-interest dividends, as defined in section 852(b)(5) of the Code, and are attributable to interest on obligations issued by or on behalf of the State of New York or any political subdivision thereof. Information concerning New York Insured income attributable to sources other than from New York and the tax treatment of interest on indebtedness incurred to purchase or carry shares of New York Insured is provided in the SAI. New York Insured distributions are not excluded from the determination of the franchise and corporation taxes that are based on entire net income and respectively imposed by the State and City of New York.

     North Carolina. This opinion of Wyrick Robbins Yates & Ponton LLP, North Carolina tax counsel to Multi-State Insured, and the information appearing in the SAI are based on the current provisions of Chapter 105 of the North Carolina General Statutes, the North Carolina Administrative Code, and the administrative position of the North Carolina Department of Revenue

(the "Revenue Department") as found in rules, bulletins and statements issued by the Revenue Department.

     Individual shareholders of the North Carolina Fund who are subject to North Carolina income taxation will not be subject to such tax on North Carolina Fund dividend distributions to the extent that such distributions represent interest on (a) direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. Corporate shareholders of the North Carolina Fund that are subject to North Carolina income taxation will receive substantially the same treatment as individual shareholders except corporate shareholders may exclude from North Carolina taxable income only the net of (i) distributions of interest on such obligations, less (ii) related expenses.

     The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the North Carolina Fund, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina or its agencies or political subdivisions.

     Pennsylvania. In the opinion of Kirkpatrick & Lockhart LLP, Pennsylvania tax counsel to Multi-State Insured, individual shareholders of the Pennsylvania Fund will not be subject to Pennsylvania personal income taxes on distributions of interest attributable to Exempt Obligations, but will be subject to those taxes on distributions of gains and most other sources of income from the Pennsylvania Fund. "Exempt Obligations" generally means obligations issued by Pennsylvania and its agencies, public authorities, municipalities and other political subdivisions as well as obligations of the United States. Exempt interest in Pennsylvania is referred to as excludible exempt-interest dividends and will be identified by the Pennsylvania Fund.

     Shares of the Pennsylvania Fund will be exempt from any Pennsylvania county personal property tax to the extent that the Pennsylvania Fund's portfolio consists of Exempt Obligations on the annual assessment date. This tax is imposed by most, but not all, counties in Pennsylvania. Distributions of interest derived from Exempt Obligations are not subject to the Philadelphia School District investment net income tax provided that the Pennsylvania Fund reports to its shareholders the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report this percentage to its shareholders. Exempt-interest dividends are not subject to the Pennsylvania corporate net income tax. Gains on Exempt Obligations are, however, subject to this tax. Shares of the Pennsylvania Fund are not considered by Pennsylvania to be exempt when determining Pennsylvania capital stock and franchise taxes. Please see "Federal Income Taxes" above for a discussion of "exempt-interest dividends".

     Virginia. In the opinion of Sands, Anderson, Marks & Miller, a Professional Corporation, Virginia tax counsel to Multi-State Insured, interest on exempt obligations in the Virginia Fund passed through to shareholders in qualifying distributions will retain its exempt status in the hands of the shareholders. Accordingly, individual shareholders of the Virginia Fund subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the Virginia Fund that are exclusively (1) both tax-exempt for Federal income tax purposes and derived from interest on obligations of the Commonwealth of Virginia or any of its political subdivisions, or (2) without regard to any exemption from Federal income tax, derived from interest in certain obligations for which a Virginia income tax exemption is independently provided. If a distribution includes both taxable and tax-exempt interest, the entire distribution is included in the gross income of the shareholder for Virginia personal income tax purposes unless the exempt portion is designated with reasonable certainty. Counsel has been advised that, in the event any such commingled distributions are made by the Virginia Fund, the Virginia Fund intends to provide such designation in a manner acceptable to the Virginia Department of Taxation, to shareholders of the Virginia Fund.


     See "State Income Taxes" in the SAI for additional state tax information. Investors should consult their own tax advisers for appropriate state advice.

                             PERFORMANCE INFORMATION

     For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

     Each Fund also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, each Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

     Tax-equivalent yields show the taxable yields an investor would have to earn to equal a Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield.

     Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance.

                               GENERAL INFORMATION

     Organization. New York Insured was incorporated in the State of Maryland on July 5, 1983. New York Insured's authorized capital stock consists of one billion shares of common stock, with a par value of $.01 per share. Multi-State Insured was organized as a Massachusetts business trust on October 30, 1985. The seventeen series of Multi-State Insured may be referred to as: First Investors Arizona Insured Tax Free Fund, First Investors California Insured Tax Free Fund, First Investors Connecticut Insured Tax Free Fund, First Investors Colorado Insured Tax Free Fund, First Investors Florida Insured Tax Free Fund, First Investors Georgia Insured Tax Free Fund, First Investors Maryland Insured Tax Free Fund, First Investors Massachusetts Insured Tax Free Fund, First Investors Michigan Insured Tax Free Fund, First Investors Minnesota Insured Tax Free Fund, First Investors Missouri Insured Tax Free Fund, First Investors New Jersey Insured Tax Free Fund, First Investors North Carolina Insured Tax Free Fund, First Investors Ohio Insured Tax Free Fund, First Investors Oregon Insured Tax Free Fund, First Investors Pennsylvania Insured Tax Free Fund and First Investors Virginia Insured Tax Free Fund.

     Each Tax Free Fund is authorized to issue shares of beneficial interest or common stock, as applicable, in such separate and distinct series and classes of shares as the applicable Tax Free Fund's Board shall from time to time establish. The shares of beneficial interest of Multi-State Insured are presently divided into seventeen separate and distinct series and the shares of common stock of New York Insured presently comprise one series. Each Tax Free Fund presently has two classes, designated Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. The Tax Free Funds do not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of a Tax Free Fund's outstanding shares, the applicable Tax Free Fund's Board will call a special meeting of shareholders for any purpose, including the removal of Directors or Trustees. Each share of each Fund has equal voting rights except as noted above.

     Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

     Share Certificates. The Funds do not issue certificates for Class B shares, The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.


     Control Persons and Principal Holders of Securities. Francis J. Sincox, 4500 Binwhe Lane, Gastonia, NC 28052 owns 25.7% of the Class B shares of the North Carolina Fund and may, therefore, be deemed to control this class of that Fund under the 1940 Act. John J. Madden and Barbara Madden, 94 Spangenburg Avenue, East Stroudsburg, PA 18301 owns 34.5% of the Class B shares of the Pennsylvania Fund and may, therefore, be deemed to control this class of that Fund under the 1940 Act.


     Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.


     Annual and Semi-Annual Reports and Prospectuses to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

     Year 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.

                                TABLE OF CONTENTS
================================================================================

Fee Table......................................................................2
Financial Highlights...........................................................7
Investment Objectives and Policies............................................18
Alternative Purchase Plans....................................................27
How to Buy Shares.............................................................28
How to Exchange Shares........................................................33
How to Redeem Shares..........................................................34
Telephone Transactions........................................................36
Management....................................................................37
Distribution Plans............................................................37
Determination of Net Asset Value..............................................38
Dividends and Other Distributions.............................................39
Taxes.........................................................................40
Performance Information.......................................................45
General Information...........................................................46

Investment Adviser                             Custodian
First Investors Management                     The Bank of New York
  Company, Inc.                                48 Wall Street
95 Wall Street                                 New York, NY  10286
New York, NY  10005
                                               Transfer Agent
Underwriter                                    Administrative Data
First Investors Corporation                      Management Corp.
95 Wall Street                                 581 Main Street
New York, NY  10005                            Woodbridge, NJ  07095-1198

Legal Counsel                                  Auditors
Kirkpatrick & Lockhart LLP                     Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.                8 Penn Center Plaza
Washington, D.C.  20036                        Philadelphia, PA  19103


This Prospectus is intended to constitute an offer by each Tax Free Fund only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Tax Free Fund, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Multi-State
Insured Tax Free Fund
---------------------------

Connecticut Fund                            Massachusetts Fund
Florida Fund                                New Jersey Fund
Georgia Fund                                North Carolina Fund
Maryland Fund                               Pennsylvania Fund
                                            Virginia Fund
---------------------------

Prospectus

----------------------------

April 30, 1998

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words
"MAILED FROM ZIP CODE   11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.
FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FITF001

                FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
                              CROSS-REFERENCE SHEET

                  Arizona Fund                   Minnesota Fund
                  California Fund                Missouri Fund
                  Colorado Fund                  Ohio Fund
                  Michigan Fund                  Oregon Fund

N-1A Item No.                                           Location
-------------                                           --------

PART A: PROSPECTUS

  1.      Cover Page ................................   Cover Page
  2.      Synopsis ..................................   Fee Table
  3.      Condensed Financial Information ...........   Financial Highlights
  4.      General Description of Registrant .........   Investment Objectives
                                                        and Policies; General
                                                        Information
  5.      Management of the Fund ....................   Management
 5A.      Management's Discussion of
            Fund Performance ........................   Performance Information
  6.      Capital Stock and Other Securities ........   Description of Shares;
                                                        Dividends and Other
                                                        Distributions; Taxes;
                                                        Determination of Net
                                                        Asset Value
  7.      Purchase of Securities Being Offered ......   Alternative Purchase
                                                        Plan; How to Buy Shares
  8.      Redemption or Repurchase ..................   How to Exchange Shares;
                                                        How to Redeem Shares;
                                                        Telephone Transactions
  9.      Pending Legal Proceedings .................   Not Applicable

PART B: STATEMENT OF ADDITIONAL INFORMATION

 10.      Cover Page ................................   Cover Page
 11.      Table of Contents .........................   Table of Contents
 12.      General Information and History ...........   General Information
 13.      Investment Objectives and Policies ........   Investment Policies;
                                                        Investment
                                                        Restrictions; State
                                                        Specific Risk Factors;
                                                        Insurance
 14.      Management of the Fund ....................   Directors or Trustees
                                                        and Officers
 15.      Control Persons and Principal
           Holders of Securities ....................   Not applicable

 16.      Investment Advisory and Other Services ....   Management
 17.      Brokerage Allocation ......................   Allocation of Portfolio
                                                        Brokerage
 18.      Capital Stock and Other Securities ........   Determination of Net
                                                        Asset Value
 19.      Purchase, Redemption and Pricing
           of Securities Being Offered ..............   Reduced Sales Charges,
                                                        Additional Exchange and
                                                        Redemption Information
                                                        and Other Services;
                                                        Determination of Net
                                                        Asset Value
 20.      Tax Status ................................   Taxes
 21.      Underwriters ..............................   Underwriter
 22.      Performance Data ..........................   Performance Information
 23.      Financial Statements ......................   Financial Statements;
                                                        Report of Independent
                                                        Accountants

PART C:         OTHER INFORMATION

Information required to be included in Part C is set forth under the appropriate item so numbered, in Part C hereof.

First Investors Multi-State Insured Tax Free Fund
Arizona Fund, California Fund, Colorado Fund, Michigan Fund,
Minnesota Fund, Missouri Fund, Ohio Fund and Oregon Fund

95 Wall Street, New York, New York 10005/1-800-423-4026

     This is a Prospectus for First Investors Multi-State Insured Tax Free Fund ("Multi-State Insured"), an open-end diversified management investment company consisting of seventeen separate investment series. This Prospectus relates to the eight series of Multi-State Insured listed above (singularly, "Fund," and collectively, "Funds"). Each Fund sells two classes of shares. Investors may select Class A or Class B shares, each with a public offering price that reflects different sales charges and expense levels. See "Alternative Purchase Plans."

     The investment objective of each Fund is to achieve a high level of interest income which is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item"). Each Fund invests primarily in tax-exempt obligations issued by or on behalf of the states or a particular state, its municipal governments and public authorities, as well as tax-exempt obligations issued by territories or possessions of the United States, the interest on which is exempt from Federal income tax, the income or other taxes of a particular state and is not a Tax Preference Item. There can be no assurance that the objective of any Fund will be realized.

     The Funds' municipal bonds are insured as to timely payment of principal and interest through the issuer or under insurance policies written by independent insurance companies. Insurance does not protect against fluctuations in the bonds' market value or each Fund's net asset value per share. For more information regarding the Funds' insurance coverage, see "Insurance" on page 16.


     This Prospectus sets forth concisely the information about the Funds that a prospective investor should know before investing and should be retained for future reference. First Investors Management Company, Inc. ("FIMCO" or "Adviser") serves as investment adviser to the Funds and First Investors Corporation ("FIC" or "Underwriter") serves as distributor of the Funds' shares. A Statement of Additional Information ("SAI"), dated April 30, 1998 (which is incorporated by reference herein), has been filed with the Securities and Exchange Commission. The SAI is available at no charge upon request to the Funds at the address or telephone number indicated above.


     An investment in these securities is not a deposit or obligation of, or guaranteed or endorsed by, any bank and is not federally insured or protected by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other government agency.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR
  ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL
                                    OFFENSE.


                  The date of this Prospectus is April 30, 1998

                                    FEE TABLE

     The following table is intended to assist investors in understanding the expenses associated with investing in each class of shares of a Fund.


                        Shareholder Transaction Expenses

                                                                           Class A                Class B
                                                                           Shares                 Shares
                                                                           ------                 ------
Maximum Sales Load Imposed on Purchases
     (as a percentage of offering price)................................    6.25%                  None
Deferred Sales Load
     (as a percentage of the lower of original purchase
     price or redemption proceeds)......................................    None*       4% in the first year;
                                                                                              declining to 0%
                                                                                         after the sixth year

                         Annual Fund Operating Expenses
                     (as a percentage of average net assets)

                     Management                                                      Total Fund
                       Fees(1)+          12b-1 Fees(2)     Other Expenses(3)     Operating Expenses(4)+
                   ---------------      ----------------   -----------------     ----------------------
                   Class A  Class B     Class A  Class B    Class A  Class B        Class A  Class B
                   Shares   Shares      Shares+  Shares     Shares   Shares         Shares   Shares
                   ------   ------      -------  ------     ------   ------         ------   ------
Arizona Fund        0.30%    0.30%       0.20%    1.00%      -0-%+     -0-%+          0.50     1.30
California Fund     0.50     0.50        0.20     1.00       0.10+     0.10+          0.80     1.60
Colorado Fund       0.20     0.20        0.20     1.00       -0-+      -0-+           0.40     1.20
Michigan Fund       0.50     0.50        0.20     1.00       0.16      0.16           0.86     1.66
Minnesota Fund      0.30     0.30        0.20     1.00       -0-+      -0-+           0.50     1.30
Missouri Fund       0.20     0.20        0.20     1.00       -0-+      -0-+           0.40     1.20
Ohio Fund           0.50     0.50        0.20     1.00       0.10+     0.10+          0.80     1.60
Oregon Fund         0.30     0.30        0.20     1.00       -0-+      -0-+           0.50     1.30

--------------------

* A contingent deferred sales charge of 1.00% will be assessed on certain redemptions of Class A shares that are purchased without a sales charge. See "How to Buy Shares."

+    Net of waiver and/or reimbursement.

(1) For the fiscal year ended December 31, 1997, the Adviser waived Management Fees as follows: in excess of 0.50% for California Fund, Michigan Fund and Ohio Fund, in excess of 0.30% for Arizona Fund, Minnesota Fund and Oregon Fund, and in excess of 0.20% for Colorado Fund and Missouri Fund. Absent the waiver, such fees would have been 0.75% for each of these Funds. The Adviser will continue to waive such fees for a minimum period ending December 31, 1998.

(2) The Underwriter has agreed through December 31, 1998 to cap its right to claim Class A 12b-1 Fees at the annual rates listed above for all the Funds. Multi-State Insured's Class A Distribution Plan provides for 12b-1 Fees in the total amount of up to 0.30% on an annual basis.

(3) For the fiscal year ended December 31, 1997, the Adviser reimbursed all the Funds, other than the Michigan Fund, for certain Other Expenses. Absent such reimbursement, Other Expenses for each class of shares would have been 0.21% for Arizona Fund, 0.21% for California Fund, 0.34% for Colorado Fund, 0.26% for Minnesota Fund, 0.51% for Missouri Fund, 0.23% for Ohio Fund and 0.22% for Oregon Fund. The Adviser will reimburse all Other

     Expenses for Arizona Fund, Colorado Fund, Minnesota Fund, Missouri Fund and Oregon Fund and Other Expenses in excess of 0.10% for California Fund and Ohio Fund for a minimum period ending December 31, 1998.

(4) If certain fees and expenses had not been waived or reimbursed, Total Fund Operating Expenses for Class A shares would have been 1.16% for Arizona Fund, 1.16% for California Fund, 1.29% for Colorado Fund, 1.12% for Michigan Fund, 1.21% for Minnesota Fund, 1.46% for Missouri Fund, 1.18% for Ohio Fund and 1.17% for Oregon Fund; and for Class B shares would have been 1.96% for Arizona Fund, 1.96% for California Fund, 2.09% for Colorado Fund, 1.92% for Michigan Fund, 2.01% for Minnesota Fund, 2.26% for Missouri Fund, 1.98% for Ohio Fund, and 1.97% for Oregon Fund. Each Fund has an expense offset arrangement that may reduce the Fund's custodian fee based on the amount of cash maintained by the Fund with its custodian. Any such fee reductions are not reflected under Total Fund Operating Expenses.


     For a more complete description of the various costs and expenses, see "Investment Objectives and Policies--Insurance," "Alternative Purchase Plans," "How to Buy Shares," "How to Redeem Shares," "Management" and "Distribution Plans." Due to the imposition of Rule 12b-1 fees, it is possible that long-term shareholders of a Fund may pay more in total sales charges than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.

     The Example below is based on Class A and Class B expense data for each Fund's fiscal year ended December 31, 1997, except that certain Operating Expenses have been restated as noted above.


EXAMPLE

     You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period:

                                                  One Year        Three Years       Five Years       Ten Years
                                                  --------        -----------       ----------       ---------
Arizona Fund
Class A...........................................   $67              $78               $89            $121
Class B...........................................    53               71                91             135*

California Fund
Class A...........................................    70               86               104             155
Class B...........................................    56               80               107             169*

Colorado Fund
Class A...........................................    66               75                84             110
Class B...........................................    52               68                86             123*

Michigan Fund
Class A...........................................    71               88               107             162
Class B...........................................    57               82               110             175*

Minnesota Fund
Class A...........................................    67               78                89             121
Class B...........................................    53               71                91             135*

Missouri Fund
Class A...........................................    66               75                84             110
Class B...........................................    52               68                86             123*



Ohio Fund
Class A...........................................    70               86               104             155
Class B...........................................    56               80               107             169*

Oregon Fund
Class A...........................................    67               78                89             121
Class B...........................................    53               71                91             135*

     You would pay the following expenses on the same $1,000 investment, assuming (1) 5% annual return and (2) no redemption at the end of each time period:

Arizona Fund
Class A...........................................   $67              $78               $89             $121
Class B...........................................    13               41                71              135*

California Fund
Class A...........................................    70               86               104              155
Class B...........................................    16               50                87              169*

Colorado Fund
Class A...........................................    66               75                84              110
Class B...........................................    12               38                66              123*

Michigan Fund
Class A...........................................    71               88               107              162
Class B...........................................    17               52                90              175*

Minnesota Fund
Class A...........................................    67               78                89              121
Class B...........................................    13               41                71              135*

Missouri Fund
Class A...........................................    66               75                84              110
Class B...........................................    12               38                66              123*

Ohio Fund
Class A...........................................    70               86               104              155
Class B...........................................    16               50                87              169*

Oregon Fund
Class A...........................................    67               78                89              121
Class B...........................................    13               41                71              135*

* Assumes conversion to Class A shares eight years after purchase.

     The expenses in the Example should not be considered a representation by the Funds of past or future expenses. Actual expenses in future years may be greater or less than those shown.

                              FINANCIAL HIGHLIGHTS

     The following tables set forth the per share operating performance data for a share outstanding, total return, ratios to average net assets and other supplemental data for each year indicated. Additional performance information is contained in the Funds' Annual Report which may be obtained without charge by contacting the Fund at 1-800-423-4026. The tables have been derived from financial statements which have been audited by Tait, Weller & Baker, independent certified public accountants, whose reports thereon appear in the SAI. This information should be read in conjunction with the Financial Statements and Notes thereto, which also appear in the SAI, available at no charge upon request to the Funds.


-----------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA
                               ----------------------------------------------------------------------------------------
                                                                                       Less Distributions
                                                Income from Investment Operations            from
                                              -------------------------------------    -------------------

                                                                  Net
                                                             Realized
                               Net Asset                          and
                                   Value          Net      Unrealized     Total from       Net
                              ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                               Beginning         ment              on           ment      ment    Realized     Distri-
                               of Period       Income     Investments     Operations    Income        Gain     butions
-----------------------------------------------------------------------------------------------------------------------
ARIZONA FUND
Class A
11/1/90* to 12/31/90   .         $11.17       $ .009     $   (.059)       $ (.050)     $   --       $  --     $   --
1991   . . . . . . . . .          11.12         .605          .420          1.025        .605        .020       .625
1992   . . . . . . . . .          11.52         .683          .545          1.228        .668          --       .668
1993   . . . . . . . . .          12.08         .681         1.078          1.759        .672        .047       .719
1994   . . . . . . . . .          13.12         .663        (1.397)         (.734)       .676          --       .676
1995   . . . . . . . . .          11.71         .665         1.448          2.113        .673          --       .673
1996   . . . . . . . . .          13.15         .664         (.199)          .465        .665          --       .665
1997   . . . . . . . . .          12.95         .658          .511          1.169        .659          --       .659
Class B
1/12/95*to 12/31/95 . . .         11.82         .544         1.340          1.884        .554          --       .554
1996   . . . . . . . . .          13.15         .565         (.201)          .364        .564          --       .564
1997   . . . . . . . . .          12.95         .556          .500          1.056        .556          --       .556
CALIFORNIA FUND
Class A
1988   . . . . . . . . .        $  9.92       $ .747      $   .493       $  1.240      $ .780       $  --     $ .780
1989   . . . . . . . . .          10.38         .736          .294          1.030        .740          --       .740
1990   . . . . . . . . .          10.67         .747         (.047)          .700        .750          --       .750
1991   . . . . . . . . .          10.62         .706          .452          1.158        .708          --       .708
1992   . . . . . . . . .          11.07         .653          .406          1.059        .644        .045       .689
1993   . . . . . . . . .          11.44         .637          .845          1.482        .612        .190       .802
1994   . . . . . . . . .          12.12         .598        (1.328)         (.730)       .620          --       .620
1995   . . . . . . . . .          10.77         .580         1.335          1.915        .589        .136       .725
1996   . . . . . . . . .          11.96         .576         (.128)          .448        .575        .073       .648
1997   . . . . . . . . .          11.76         .569          .534          1.103        .570        .173       .743
Class B
1/12/95* to 12/31/95 . .          10.87         .472         1.227          1.699        .483        .136       .619
1996   . . . . . . . . .          11.95         .486         (.123)          .363        .480        .073       .553
1997   . . . . . . . . .          11.76         .476          .532          1.008        .475        .173       .648

* Commencement of operations of Class A shares or date Class B shares were first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets ++             Waived or Assumed
                                                 -----------------------   ------------------------
-----------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $11.12        (2.68)+          $    602           --           .59+        1.47+        (.88)               0
      11.52         9.49               2,380          .05          5.75         1.51         4.29               45
      12.08        10.98               4,818          .20          5.84         1.32         4.72               58
      13.12        14.87               8,247          .20          5.40         1.20         4.41               45
      11.71        (5.63)              8,803          .30          5.52         1.24         4.59               63
      13.15        18.41               8,834          .50          5.27         1.15         4.62               36
      12.95         3.69               8,383          .53          5.17         1.23         4.47               27
      13.46         9.28               9,691          .50          5.03         1.16         4.37               24

      13.15        16.20                 173         1.30+         4.62+        1.95+        3.95+              36
      12.95         2.89                 289         1.33          4.37         2.03         3.67               27
      13.45         8.36                 437         1.30          4.23         1.96         3.57               24


     $10.38        12.94             $ 2,707          .05          7.42         1.19         6.29                9
      10.67        10.21               6,311          .09          7.02         1.19         5.91               16
      10.62         6.81               7,873          .08          7.11         1.05         6.14               27
      11.07        11.26              12,761          .30          6.49         1.02         5.77               34
      11.44         9.84              15,195          .72          5.83         1.25         5.30               52
      12.12        13.21              17,625          .89          5.33         1.14         5.08               66
      10.77        (6.10)             15,335          .97          5.27         1.22         5.02               83
      11.96        18.16              16,547          .90          5.02         1.15         4.77               53
      11.76         3.91              15,558          .84          4.93         1.19         4.58               30
      12.12         9.66              15,601          .80          4.80         1.16         4.44               46

      11.95        15.91                  59         1.74+         4.31+        2.00+        4.04+              53
      11.76         3.16                 114         1.63          4.14         1.98         3.79               30
      12.12         8.79                 220         1.60          4.00         1.96         3.64               46



-----------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA
                               ----------------------------------------------------------------------------------------
                                                                                       Less Distributions
                                                Income from Investment Operations            from
                                              -------------------------------------    -------------------

                                                                  Net
                                                             Realized
                               Net Asset                          and
                                   Value          Net      Unrealized     Total from       Net
                              ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                               Beginning         ment              on           ment      ment    Realized     Distri-
                               of Period       Income     Investments     Operations    Income        Gain     butions
-----------------------------------------------------------------------------------------------------------------------
COLORADO FUND
Class A
5/4/92* to 12/31/92   . .        $11.17       $ .308      $   .442       $   .750     $  .290       $  --     $ .290
1993   . . . . . . . . .          11.63         .625          .984          1.609        .633        .006       .639
1994   . . . . . . . . .          12.60         .631        (1.351)         (.720)       .640          --       .640
1995   . . . . . . . . .          11.24         .668         1.340          2.008        .668          --       .668
1996   . . . . . . . . .          12.58         .642         (.089)          .553        .643          --       .643
1997   . . . . . . . . .          12.49         .638          .498          1.136        .636          --       .636
Class B
1/12/95*to 12/31/95 . . .         11.35         .564         1.239          1.803        .573          --       .573
1996   . . . . . . . . .          12.58         .547         (.100)          .447        .547          --       .547
1997   . . . . . . . . .          12.48         .539          .501          1.040        .540          --       .540

MICHIGAN  FUND
Class A
1988   . . . . . . . . .         $10.05        $.773     $   .557         $1.330        $.790       $  --      $.790
1989   . . . . . . . . .          10.59         .724         .406          1.130         .730          --       .730
1990   . . . . . . . . .          10.99         .743        (.023)          .720         .730          --       .730
1991   . . . . . . . . .          10.98         .729         .476          1.205         .735        .020       .755
1992   . . . . . . . . .          11.43         .681         .494          1.175         .675          --       .675
1993   . . . . . . . . .          11.93         .641        1.053          1.694         .655        .079       .734
1994   . . . . . . . . .          12.89         .612       (1.423)         (.811)        .609          --       .609
1995   . . . . . . . . .          11.47         .634        1.331          1.965         .635          --       .635
1996   . . . . . . . . .          12.80         .627        (.215)          .412         .631        .011       .642
1997   . . . . . . . . .          12.57         .610         .535          1.145         .609        .046       .655
Class B
1/12/95*to 12/31/95    .          11.57         .528        1.241          1.769         .539          --       .539
1996   . . . . . . . . .          12.80         .534        (.229)          .305         .534        .011       .545
1997   . . . . . . . . .          12.56         .511         .536          1.047         .511        .046       .557

* Commencement of operations of Class A shares or date Class B shares were first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets ++             Waived or Assumed
                                                 -----------------------   ------------------------
-----------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $11.63        10.10+            $ 1,122           --          4.95+        1.90+        3.06+              46
      12.60        14.14               2,887          .12          5.13         1.42         3.83               27
      11.24        (5.77)              3,110          .20          5.41         1.43         4.18              108
      12.58        18.25               3,525          .20          5.54         1.32         4.42               45
      12.49         4.57               3,466          .38          5.20         1.40         4.17               20
      12.99         9.37               3,424          .40          5.07         1.29         4.18               39

      12.58        16.18                 131         1.00+         4.90+        2.12+        3.75+              45
      12.48         3.68                 241         1.19          4.39         2.21         3.36               20
      12.98         8.55                 370         1.20          4.27         2.09         3.38               39



     $10.59        13.65             $ 1,845          .12         7.52          1.41          6.23              31
      10.99        10.98               6,225          .13         6.76          1.14          5.75               1
      10.98         6.83              10,542          .10         6.90          1.06          5.94              11
      11.43        11.14              13,630          .31         6.56          1.05          5.82              22
      11.93        10.59              20,971          .73         5.86          1.22          5.37              26
      12.89        14.49              30,281          .89         5.11          1.14          4.86              25
      11.47        (6.36)             30,362          .93         5.11          1.18          4.86              60
      12.80        17.47              36,837          .89         5.14          1.14          4.89              45
      12.57         3.37              36,928          .88         5.03          1.13          4.78              43
      13.06         9.37              39,581          .87         4.80          1.12          4.55              32

      12.80        15.55                 388         1.76+        4.41+         2.02+         4.15+             45
      12.56         2.49                 724         1.69         4.22          1.94          3.97              43
      13.05         8.54               1,018         1.67         4.00          1.92          3.75              32



-----------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA
                               ----------------------------------------------------------------------------------------
                                                                                       Less Distributions
                                                Income from Investment Operations            from
                                              -------------------------------------    -------------------

                                                                  Net
                                                             Realized
                               Net Asset                          and
                                   Value          Net      Unrealized     Total from       Net
                              ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                               Beginning         ment              on           ment      ment    Realized     Distri-
                               of Period       Income     Investments     Operations    Income        Gain     butions
-----------------------------------------------------------------------------------------------------------------------
MINNESOTA FUND
Class A
1988   . . . . . . . . .         $10.01        $.748     $   .332         $1.080        $.740          --       .740
1989   . . . . . . . . .          10.35         .719         .271           .990         .730          --       .730
1990   . . . . . . . . .          10.61         .722        (.037)          .685         .725          --       .725
1991   . . . . . . . . .          10.57         .728         .399          1.127         .720        .007       .727
1992   . . . . . . . . .          10.97         .676         .313           .989         .659          --       .659
1993   . . . . . . . . .          11.30         .625         .622          1.247         .640        .137       .777
1994   . . . . . . . . .          11.77         .592       (1.282)         (.690)        .600          --       .600
1995   . . . . . . . . .          10.48         .589        1.022          1.611         .591          --       .591
1996   . . . . . . . . .          11.50         .592        (.210)          .382         .592          --       .592
1997   . . . . . . . . .          11.29         .599         .340           .939         .599          --       .599
Class B
1/12/95* to 12/31/95   .          10.55         .515         .950          1.465         .515          --       .515
1996   . . . . . . . . .          11.50         .493        (.205)          .288         .498          --       .498
1997   . . . . . . . . .          11.29         .508         .341           .849         .509          --       .509

MISSOURI  FUND
Class A
5/4/92* to 12/31/92   . .        $11.17        $.272         $ .363         $.635       $.255        $ --      $.255
1993   . . . . . . . . .          11.55         .620           .988         1.608        .635        .023       .658
1994   . . . . . . . . .          12.50         .617         (1.384)        (.767)       .613          --       .613
1995   . . . . . . . . .          11.12         .662          1.356         2.018        .668          --       .668
1996   . . . . . . . . .          12.47         .637         (1.80)          .457        .637          --       .637
1997   . . . . . . . . .          12.29         .638           .490         1.128        .638          --       .638
Class B
1/12/95*to 12/31/95 .. .          11.22         .548          1.260         1.808        .548          --       .548
1996 . . . . . . . . . .          12.48         .538          (.189)         .349        .539          --       .539
1997   . . . . . . . . .          12.29         .537           .494         1.031        .541          --       .541

* Commencement of operations of Class A shares or date Class B shares were first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets ++             Waived or Assumed
                                                 -----------------------   ------------------------
-----------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $10.35        11.14             $   789          .15         7.38          1.86          5.67              10
      10.61         9.85               1,992          .16         6.94          1.42          5.68              16
      10.57         6.71               3,365          .15         6.92          1.54          5.53              22
      10.97        11.00               4,430          .17         6.83          1.21          5.80              17
      11.30         9.29               5,983          .51         6.10          1.38          5.23              33
      11.77        11.30               8,118          .65         5.40          1.24          4.80              41
      10.48        (5.93)              7,375          .65         5.40          1.29          4.76              34
      11.50        15.68               8,162          .65         5.29          1.31          4.63              53
      11.29         3.47               8,304          .56         5.27          1.31          4.52              49
      11.63         8.57               8,231          .50         5.27          1.21          4.56              15

      11.50        14.13                  .1         1.45+        4.64+         2.11+         3.96+             53
      11.29         2.61                  41         1.40         4.44          2.14          3.69              49
      11.63         7.71                  44         1.30         4.47          2.01          3.76              15



     $11.55         8.58+            $   475           --          4.36+        4.60+        (.24)+             28
      12.50        14.21               1,540          .13          4.44         1.76         2.81                8
      11.12        (6.20)              1,611          .20          5.45         1.57         4.07               98
      12.47        18.55               1,890          .20          5.58         1.42         4.36               50
      12.29         3.84               1,925          .38          5.24         1.69         3.93               15
      12.78         9.44               1,798          .40          5.13         1.46         4.07               12

      12.48        16.41                  .1         1.00+         4.94+        2.22+        3.68+              50
      12.29         2.93                  36         1.24          4.38         2.55         3.07               15
      12.78         8.60                 117         1.20          4.33         2.26         3.27               12



-----------------------------------------------------------------------------------------------------------------------
                                                                     PER SHARE DATA
                               ----------------------------------------------------------------------------------------
                                                                                       Less Distributions
                                                Income from Investment Operations            from
                                              -------------------------------------    -------------------

                                                                  Net
                                                             Realized
                               Net Asset                          and
                                   Value          Net      Unrealized     Total from       Net
                              ----------      Invest-     Gain (Loss)        Invest-   Invest-         Net       Total
                               Beginning         ment              on           ment      ment    Realized     Distri-
                               of Period       Income     Investments     Operations    Income        Gain     butions
-----------------------------------------------------------------------------------------------------------------------
OHIO FUND
Class A
1988   . . . . . . . . .        $  9.99        $.792       $   .578        $1.370       $.800        $ --      $.800
1989   . . . . . . . . .          10.56         .732           .408         1.140        .750          --       .750
1990   . . . . . . . . .          10.95         .752          (.012)         .740        .760          --       .760
1991   . . . . . . . . .          10.93         .725           .493         1.218        .718          --       .718
1992   . . . . . . . . .          11.43         .676           .432         1.108        .668          --       .668
1993   . . . . . . . . .          11.87         .632           .894         1.526        .632        .104       .736
1994   . . . . . . . . .          12.66         .613         (1.353)        (.740)       .620          --       .620
1995   . . . . . . . . .          11.30         .615          1.306         1.921        .619        .092       .711
1996   . . . . . . . . .          12.51         .605          (.097)         .508        .609        .059       .668
1997   . . . . . . . . .          12.35         .607           .430         1.037        .606        .071       .677
Class B
1/12/95* to 12/31/95   .          11.40         .503          1.212         1.715        .513        .092       .605
1996   . . . . . . . . .          12.51         .507          (.095)         .412        .513        .059       .572
1997   . . . . . . . . .          12.35         .507           .424          .931        .510        .071       .581

OREGON FUND
Class A
5/4/92* to 12/31/92   . .        $11.17        $.260         $ .230         $.490       $.240        $ --      $.240
1993   . . . . . . . . .          11.42         .661           .807         1.468        .598          --       .598
1994   . . . . . . . . .          12.29         .529         (1.339)        (.810)       .610          --       .610
1995   . . . . . . . . .          10.87         .626          1.289         1.915        .625          --       .625
1996   . . . . . . . . .          12.16         .589          (.161)         .428        .588          --       .588
1997   . . . . . . . . .          12.00         .582           .582         1.164        .584          --       .584
Class B
1/12/95*to 12/31/95 . . .         10.97         .541          1.182         1.723        .543          --       .543
1996 . . . . . . . . . .          12.15         .495          (.161)         .334        .494          --       .494
1997   . . . . . . . . .          11.99         .485           .573         1.058        .488          --       .488

* Commencement of operations of Class A shares or date Class B shares were first offered.

**   Calculated without sales charges.

+    Annualized.

++ Net of expenses waived or assumed by the investment adviser and the transfer agent.


----------------------------------------------------------------------------------------------------------------
                           RATIOS / SUPPLEMENTAL DATA
                 -----------------------------------------------------------------------------------------------
                                                                            Ratio to Average Net
                                                   Ratio to Average        Assets Before Expenses
                                                    Net Assets ++             Waived or Assumed
                                                 -----------------------   ------------------------
-----------
  Net Asset
      Value                                                          Net                        Net      Portfolio
-----------          Total         Net Assets                 Investment                 Investment       Turnover
     End of      Return **      End of Period    Expenses         Income     Expenses        Income           Rate
     Period            (%)     (in thousands)         (%)            (%)          (%)           (%)            (%)
------------------------------------------------------------------------------------------------------------------
     $10.56        14.15              $1,485          .06          7.76         1.50         6.33               23
      10.95        11.09               4,058          .07          6.94         1.17         5.84                5
      10.93         7.05               6,627          .07          6.99         1.11         5.95               31
      11.43        11.51               9,324          .29          6.50         1.05         5.73               34
      11.87         9.99              13,869          .62          5.83         1.21         5.23               29
      12.66        13.12              20,366          .80          5.09         1.15         4.74               30
      11.30        (5.91)             18,169          .85          5.18         1.20         4.83               57
      12.51        17.34              19,398          .87          5.07         1.22         4.72               70
      12.35         4.23              20,123          .86          4.95         1.19         4.62               33
      12.71         8.64              19,308          .80          4.88         1.18         4.50               25

      12.51        15.30                 282         1.76+         4.33+        2.13+        3.95+              70
      12.35         3.43                 279         1.66          4.15         1.99         3.82               33
      12.70         7.73                 335         1.60          4.08         1.98         3.70               25



     $11.42         6.62+            $   931           --          4.30+        2.48+        1.82+              12
      12.29        13.13               3,747           --          4.94         1.28         3.66               77
      10.87        (6.65)              4,696          .20          5.36         1.39         4.17              135
      12.16        17.99               6,840          .20          5.36         1.23         4.33               36
      12.00         3.68               9,917          .46          4.97         1.26         4.16               21
      12.58         9.97              11,800          .50          4.78          .78         4.50               32

      12.15        16.00                 342         1.00+         4.72+        2.03+        3.65+              36
      11.99         2.87                 568         1.26          4.17         2.07         3.36               21
      12.56         9.03                 752         1.30          3.98         1.58         3.70               32


                       INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is to achieve a high level of interest income which is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not a Tax Preference Item. Each Fund seeks to achieve its objective by investing at least 80% of its total assets in Municipal Instruments, as defined below, issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities, the interest on which is exempt from Federal income tax, state and local income taxes in the states for whose residents the particular Fund is established and is not a Tax Preference Item. See "Municipal Instruments." In the case of the Minnesota Insured Tax Free Fund, it is intended that such Fund will comply with the requirement that, in order for exempt-interest dividends that are derived from interest income from specified Minnesota sources to be exempt from regular Minnesota personal income tax, 95% or more of the exempt-interest dividends that are paid to all shareholders by the Fund must be derived from such specified Minnesota sources. See "Taxes-Minnesota" for a further discussion of this requirement and of Minnesota legislation enacted in 1995 that provides for the taxation of interest income from such specified Minnesota sources, and of exempt-interest dividends that are derived from such interest income, if certain events occur.

General Policies

     Each Fund may invest in zero coupon municipal securities. Each Fund may invest up to 25% of its net assets in securities on a "when-issued" basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. Each Fund also may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. Each Fund also may invest up to 10% of its total assets in municipal obligations on which the rate of interest varies inversely with interest rates on other municipal obligations or an index (commonly referred to as inverse floaters) and may acquire detachable call options relating to municipal bonds. Each Fund may borrow money for temporary or emergency purposes in amounts not exceeding 5% of its total assets and invest in repurchase agreements. See "Description of Certain Securities, Other Investment Policies and Risk Factors," below, and the SAI for more information regarding these securities.

     Although each Fund generally invests in municipal bonds rated Baa or higher by Moody's Investors Service, Inc. ("Moody's") or BBB or higher by Standard & Poor's Ratings Group ("S&P"), each Fund may invest up to 5% of its net assets in lower rated municipal bonds or in unrated municipal bonds deemed to be of comparable quality by the Adviser. See "Debt Securities," below. However, in each instance such municipal bonds will be covered by the insurance feature and thus are considered to be of higher quality than lower rated municipal bonds without an insurance feature. See "Insurance" for a discussion of the insurance feature. The Adviser will carefully evaluate on a case-by-case basis whether to dispose of or retain a municipal bond which has been downgraded in rating subsequent to its purchase by a Fund. A description of municipal bond ratings is contained in Appendix A to the SAI.

     Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. This possible concentration of the assets of a Fund may result in the Fund being invested in securities which are related in such a way that economic, business, political developments, or other changes which would affect one security would probably likewise affect the other securities within that particular segment of the bond market. Such concentration of a Fund's investments could increase market risks, but risk of non-payment of interest when due, or default on the payment of principal, is covered by the insurance feature of each Fund.

     As used in this Prospectus and in the SAI, "Municipal Instruments" include the following: (1) municipal bonds; (2) private activity bonds or industrial development bonds; (3) certificates of participation ("COPs"); (4) municipal notes; (5) municipal commercial paper; and (6) variable rate demand instruments ("VRDIs").

     Each Fund's net asset value fluctuates based mainly upon changes in the value of its portfolio securities. Each Fund's investment objective and certain investment policies set forth in the SAI that are designated fundamental policies may not be changed without shareholder approval. There can be no assurance that any Fund will achieve its investment objective.

Description of Certain Securities, Other Investment Policies and Risk Factors

General Market Risk

     In addition to the risks associated with particular types of securities, which are discussed below, the Funds are subject to general market risks. Each Fund invests primarily in Municipal Instruments from a particular state. The market risks associated with Municipal Instruments include the possibility that the value of those instruments held by the Funds will fluctuate with movements in interest rates and changes in the perceived creditworthiness of the issuers of those instruments. Municipal Instruments are likely to decline in value in times of rising interest rates and to rise in value in times of falling interest rates. In general, the longer the maturity of a Municipal Instrument, the more pronounced is the effect of a change in interest rates on the value of the instrument. The market risks associated with concentrating investments in a particular state include a Fund's increased sensitivity to changes in economic conditions or other circumstances that may weaken the capacity of the issuer to make principal and interest payments. A Fund's yield and net asset value per share can be affected by political and economic developments within a particular state, its public authorities and political subdivisions. In addition, new federal, state and local laws, or changes in existing laws, may adversely affect the tax-exempt status of interest on a Fund's portfolio securities or of the exempt-interest dividends paid by a Fund, extend the time for payment of principal or interest or otherwise constrain enforcement of such obligations.

Types of Securities and Their Risks

     Debt Securities. The market value of debt securities is influenced significantly by changes in the level of interest rates. Generally, as interest rates rise, the market value of debt securities decreases. Conversely, as interest rates fall, the market value of debt securities increases. Factors which could result in a rise in interest rates, and a decrease in market value of debt securities, include an increase in inflation or inflation expectations, an increase in the rate of U.S. economic growth, an expansion in the Federal budget deficit, or an increase in the price of commodities such as oil. In addition, the market value of debt securities is influenced by perceptions of the credit risks associated with such securities. Credit risk is the risk that adverse changes in economic conditions can affect an issuer's ability to pay principal and interest. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds," are speculative and generally involve a higher risk of loss of principal and income than higher-rated debt securities. See Appendix A to the SAI for a description of municipal bond ratings.

     Insurance. All municipal bonds in each Fund's portfolio will be insured as to their scheduled payment of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy purchased by Multi-State Insured, on behalf of the Funds, from an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue; or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance. An insured municipal bond in the portfolio of a Fund typically will be covered by only one of the three policies. All three types of insurance policies insure the scheduled payment of all principal and interest on the Funds' municipal bonds as they fall due. The insurance does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of the shares of a Fund. Investors should note that while all municipal bonds in which the Funds will invest will be insured, each Fund may invest up to 35% of its total assets in portfolio securities not covered by the insurance feature. Multi-State Insured has purchased a Mutual Fund Insurance Policy from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company with its principal executive offices in New York City. Under certain circumstances, Multi-State Insured may obtain such insurance from an insurer other than AMBAC, provided such insurer is rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. or any recognized statistical rating organization. Because these insurance premiums are paid by each Fund, a Fund's yield is reduced by this expense. See "Insurance" in the SAI for a detailed discussion of the insurance feature.

     Inverse Floaters. Each Fund may invest in derivative securities on which the rate of interest varies inversely with interest rates on similar securities or the value of an index. For example, an inverse floating rate security may pay interest at a rate that increases as a specified interest rate index decreases but decreases as that index increases. The secondary market for inverse floaters may be limited. The market value of such securities generally is more volatile than that of a fixed rate obligation and, like most debt obligations, will vary inversely with changes in interest rates. The interest rates on inverse floaters may be significantly reduced, even to zero, if interest rates rise. Each Fund may invest up to 10% of its net assets in inverse floaters.

Municipal Instruments

     Municipal Bonds. Municipal bonds are debt obligations that generally are issued to obtain funds for various public purposes and have a time to maturity, at issuance, of more than one year. The two principal classifications of municipal bonds are "general obligation" and "revenue" bonds. General obligation bonds are secured by the issuer's pledge of its full faith and credit for the payment of principal and interest. Revenue bonds generally are payable only from revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special tax or other specific revenue source. There are variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields on municipal bonds depend on, among other things, general money market conditions, condition of the municipal bond market, size of a particular offering, the maturity of the obligation and rating of the issuer. Generally, the value of municipal bonds varies inversely to changes in interest rates. See Appendix A to the SAI for a description of municipal bond ratings.

     Private Activity Bonds or Industrial Development Bonds. Certain types of revenue bonds, referred to as private activity bonds ("PABs") or industrial development bonds ("IDBs"), are issued by or on behalf of public authorities to obtain funds to provide for various privately operated facilities, such as airports or mass transportation facilities. Most PABs and IDBs are pure revenue bonds and are not backed by the taxing power of the issuing agency or authority. See "Taxes" in the SAI for a discussion of special tax consequences to "substantial users," or persons related thereto, of facilities financed by PABs or IDBs.

     Certificates of Participation. COPs provide participation interests in lease revenues and each certificate represents a proportionate interest in or right to the lease-purchase payment made under municipal lease obligations or installment sales contracts. In certain states, COPs constitute a majority of new municipal financing issues. The possibility that a municipality will not appropriate funds for lease payments is a risk of investing in COPs, although this risk is mitigated by the fact that each COP will be covered by the insurance feature. See "Certificates of Participation" in the SAI for further information on COPs.

     Municipal Notes. Municipal notes which a Fund may purchase will be principally tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes. The obligations are sold by an issuer prior to the occurrence of another revenue producing event to bridge a financial gap for such issuer. Municipal notes are usually general obligations of the issuing municipality. Project notes are issued by housing agencies, but are guaranteed by the U.S. Department of Housing and Urban Development and are secured by the full faith and credit of the United States. Such municipal notes must be rated MIG-1 by Moody's or SP-1 by S&P or have insurance through the issuer or an independent insurance company. A description of municipal note ratings is contained in Appendix B to the SAI.

     Variable Rate Demand Instruments. VRDIs are Municipal Instruments, the interest on which is adjusted periodically, and which allow the holder to demand payment of all unpaid principal plus accrued interest from the issuer. A VRDI that a Fund may purchase will be selected if it meets criteria established and designed by Multi-State Insured's Board to minimize risk to that Fund. In addition, a VRDI must be rated MIG-1 by Moody's or SP-1 by S&P or insured by the issuer or an independent insurance company. There is a recognized after-market for VRDIs.

     Variable Rate and Floating Rate Notes. Each Fund may invest in variable rate and floating rate notes, which are derivatives, issued by municipalities. Variable rate notes include master demand notes which are obligations permitting the holder to invest fluctuating amounts, which may change daily without penalty, pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these notes fluctuate from time to time. The issuer of such obligations normally has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

     The interest rate on a floating rate obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable rate obligation is adjusted automatically at specified intervals. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there is generally no established secondary market for these obligations, although they are redeemable at face value. Accordingly, where these obligations are not secured by letters of credit or other credit support arrangements, the right of the Fund to redeem is dependent on the ability of the borrower to pay agencies.

     Restricted Securities and Illiquid Investments. Each Fund may invest up to 15% of its net assets in illiquid investments, including (1) securities that are illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale and (2) repurchase agreements maturing in more than seven days. However, illiquid investments for purposes of this limitation do not include restricted securities eligible for resale under Rule 144A under the Securities Act of 1933, as amended ("Rule 144A Securities"), which Multi-State Insured's Board or the Adviser has determined are liquid under Board-approved guidelines. In addition, there is a risk of increasing illiquidity during times when qualified institutional buyers are uninterested in purchasing Rule 144A Securities. See the SAI for more information regarding restricted securities and illiquid investments, including the risks involved in their use.

     Taxable Securities. Each Fund may invest up to 20% of its assets, on a temporary basis, in high quality fixed income obligations, the interest on which is subject to Federal and state or local income taxes. A Fund may, for example, invest the proceeds from the sale of portfolio securities in taxable obligations pending the investment or reinvestment thereof in Municipal Instruments. A Fund may invest in highly liquid taxable obligations in order to avoid the necessity of liquidating portfolio investments to meet redemptions by Fund investors. Each Fund's temporary investments in taxable securities may consist of: (1) obligations of the U.S. Government, its agencies or instrumentalities; (2) other debt securities rated within the highest grade of S&P or Moody's; (3) commercial paper rated in the highest grade by either of such rating services; and (4) certificates of deposit and letters of credit. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.

State Specific Risk Factors

     Most of the securities in which each Fund invests are issued within that Fund's state. Thus, each Fund's yield and share price stability are closely tied to conditions within that state and to the financial conditions of that state, its authorities and municipalities. In addition, economic developments within a single state or region could have a greater impact on a Fund's portfolio than on an investment portfolio composed of securities of more geographically diverse issuers. Each Fund seeks to mitigate these potential risks through careful credit risk analysis and the use of insurance, as previously discussed. Summaries of certain relevant information regarding each applicable state's economy are set forth below. For an expanded discussion, see "State Specific Risk Factors" in the SAI.


     Risk Factors for the Arizona Fund. The Arizona economy has generally performed above the national average in recent years. Although Arizona's economy is continuing to expand, restrictive government spending, a decline in the construction sector, and resizing of the defense industry may restrain the pace of expansion. The condition of the national economy will continue to be a significant factor influencing Arizona's economy.

     In 1994, the Supreme Court of Arizona ruled that Arizona's statutory financing system for public education was not in compliance with the Arizona Constitution and directed the Arizona Legislature (the "Legislature") public school funding in Arizona. The Supreme Court further ordered that the ruling would have prospective application only, that financing for public education should continue under existing statutes, and that bonded indebtedness incurred under the existing statutes, as long as they are in effect, is valid and enforceable. In an effort to respond to the Supreme Court's decision, the Legislature established a school capital equity fund (the "Initial Fund") with an initial appropriation of $30 million and a subsequent appropriation of $70 million. The Initial Fund was available to school districts that met certain established criteria. In 1997, the Supreme Court ruled that (i) the creation of the Initial Fund did not cure the constitutional defect in the State's financing for public education, and (ii) the Legislature must adopt a constitutional funding system for public education by June 30, 1998. If a constitutional funding system is not adopted by June 30, 1998, the State Superintendent of Public Instruction and State Board of Education will not be permitted to distribute funds to the school districts of the State.

     In 1997, the Legislature established the Assistance to Build Classrooms Fund (the "ABC Fund"). The ABC Fund was designed, along with the amounts available in the Initial Fund, to assist those school districts that did not meet a minimum level of capital funding on a per student basis. A hearing was held to determine whether the legislation establishing the ABC Fund, in conjunction with the legislation providing for the Initial Fund (collectively, the "Remedial Legislation"), brought the statutory financing system for public education into compliance with the Arizona Constitution. The court held that it did not. The Governor of Arizona filed a special action in the Supreme Court challenging such ruling, but the Supreme Court ruled that the Remedial Legislation did not solve the public school funding problem. In establishing the ABC Fund, the Legislature provided that the Remedial Legislation would be revoked automatically if the Supreme Court held that such legislation did not satisfy the requirements of the Arizona Constitution, and, therefore, the Remedial Legislation has been revoked.

     It is unclear how the Legislature may respond to the Supreme Court's direction to enact curative legislation or what the effect on Arizona school districts will be. No assurance can be given that the Supreme Court will approve any legislative response or that the Supreme Court will not take further action in this matter. The effect of any legislative or judicial action cannot be determined at this time.

     If a constitutional funding system is not adopted by June 30, 1998, and if the Supreme Court orders the State Superintendent of Public Instruction and the State Board of Education not to distribute funds to the school districts, certain school districts may experience severe adverse financial consequences that may adversely affect the market value of their bonds and may, if severe enough, cause the bankruptcy or insolvency of such districts and affect timely payment of their bonds. Such bonds may be held with respect to the Arizona Fund.

     Risk Factors for the California Fund. California's economy is the largest among the fifty states. While California's substantial population growth during the 1980s stimulated local economic growth, it also increased demands on state services. During the early 1990s, population growth slowed, even while substantial immigration continued, due to the fact that a significant number of Californians have left the area. In 1994, California began to emerge from a severe recession which began in 1990, the worst since the 1930s. In late 1994, California's unemployment rate began to decline, stabilizing at a rate of 7.6% in early 1996 from a rate of 10.1% in January, 1994. In February, 1997, the unemployment rate was 6.5%. In January, 1998, the rate declined to 5.9%, the lowest jobless rate since October, 1990. Although the state's employment is growing faster than the nation's, its unemployment rate remains above the national rate, in particular in some key urban areas. As a result of the recession of the early 1990s, California experienced recurring budget deficits. The foregoing difficulties resulted in deteriorating credit ratings for California's general obligation bonds in recent years. In 1994, Moody's lowered the state's general obligations' rating from Aa to Al where it has remained. In July, 1996, S&P raised its rating to A-plus from A, where it has remained. In October, 1997, Fitch upgraded its rating to AA from A-plus. Despite improvements in the state's economy, these ratings are not expected to improve materially until the state increases its relatively low reserves.

     In December, 1994, the County of Orange, California ("Orange County") and the Orange County Investment Pools (an instrumentality of Orange County) (the "Pool") filed for protection under Chapter 9 of the U.S. Bankruptcy Code. Pool losses are estimated to be $1.64 billion, but the final dollar amount of Pool losses will not be known until all of the assets of the Pool are liquidated. The California Fund holds securities of certain agencies that invested in the Pool, including the Orange County Transportation Authority ("OCTA") and the South Orange County Public Finance Authority ("SOCPA"). At this time, there is no market in these securities, and if a market develops, there is no guarantee that the entire amount of the California Fund's initial investment in these securities, or past due interest, if any, will be recovered. It is not possible at this time to determine whether potential losses exceed those announced or to determine if the California Fund holds investments in any jurisdiction that may suffer financial losses such as Orange County's or may file for bankruptcy. It also is not currently possible to determine the impact of these fiscal and other developments on the ability of California issuers to pay interest or repay principal on their obligations.

     Risk Factors for the Colorado Fund. The State of Colorado issues no general obligation bonds secured by the full faith and credit of the State due to limitations contained in the State constitution. Several agencies and instrumentalities of State government, however, are authorized by statute to issue bonds secured by revenue from specific projects and activities. Additionally, the State currently is authorized to issue short-term revenue anticipation notes. The major revenue sources for most of the nearly 2000 local governments that can issue debt instruments are the ad valorem property tax levied at the local level and sales and use taxes. In 1996, the last year for which such information is presently available, the assessed valuation of all real and personal property subject to taxation in Colorado increased approximately 3.5% from 1995 levels, just slightly above the increase in the Consumer Price Index for the Denver/Boulder MSA of 3.4%. Sales and use taxes collected at the local level from January 1, 1997 through November 30, 1997 increased approximately 1.8% over those collected for the same period.

     A 1992 amendment to the State Constitution (the "TABOR Amendment") restricts growth of State and local government spending to the rate of inflation plus a growth factor (measured by population, school enrollment or construction, depending on the governmental entity); and requires voter approval of (a) all new taxes or tax increases and (b) the issuance of most types of debt. Though the TABOR Amendment is not expected to have an immediate effect on the credit quality of State and local governments, it will likely reduce the financial flexibility of all levels of government in Colorado over time. In particular, local governments dependent on taxes on residential property are being squeezed between the TABOR Amendment requirements of voter approval for increased mill levies and an earlier State Constitutional amendment (the "Gallagher Amendment") which has had the effect of lowering the assessment rate on residential property from 21% to 9.74% over the past 12 years. Younger or rapidly growing residential communities with large infrastructure requirements may have particular difficulty finding the revenues needed to finance their growth.

     Risk Factors for the Michigan Fund. The principal sectors of Michigan's economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. The durable goods manufacturing sector in Michigan and in other states tends to be more vulnerable to economic downturns and the component industries have been characterized as having excess capacity, resulting in plant closings and permanent reductions in the workforce, many of which have occurred in Michigan. Although the Michigan unemployment rate has recently been lower than the national unemployment rate, over the last ten years the Michigan unemployment rate has been typically much higher than the national average. The market value and marketability of bonds issued by the State and local units of government may be affected adversely by the same factors that affect Michigan's economy generally. The ability of the State and its local units of government to pay the principal of and the interest on their bonds may be affected by such factors, by the possibility of an unfavorable resolution of lawsuits against the State in the areas of corrections, highway maintenance, social services, court funding, tax collection, and budgetary reductions to school districts, and by certain constitutional, statutory and charter limitations.

     Risk Factors for the Minnesota Fund. The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

     At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

     Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

     In July 1997 the State's bond ratings were Aaa by Moody's, AAA by S&P, and AAA by Fitch.

     Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

     Risk Factors for the Missouri Fund. Missouri operates from a General Revenue Fund which includes funds received from tax revenues and federal grants. The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. No assurances can be given that the amount of revenue derived from taxes will remain at its current level or that the amount of federal grants previously provided to the state will continue. Missouri is barred by its constitution from issuing debt instruments to fund government operations. The state is, however, authorized to issue general obligation or revenue bonds to finance or refinance the cost of capital projects upon approval by the voters. Repayments of general obligation bonds are made from the General Revenue Fund. Therefore, if the state is unable to increase its tax revenues, the state's ability to make payments on the existing general obligation bonds may be adversely affected. Repayments of revenue bonds are generally limited to the revenues from particular projects. The state may, however, enact a tax specifically to repay the state's revenue bonds. No assurances can be given that the state will receive sufficient revenues from the projects or from taxes to make the required payments on such bonds. The information contained herein is not intended to be a complete discussion of all relevant risk factors for the Missouri Fund, and there may be other factors not discussed herein that may adversely affect the repayment and value, of debt obligations of the State of Missouri and its local governmental entities.

     Risk Factors for the Ohio Fund. The Ohio Fund is susceptible to general or particular political, economic or regulatory factors that may affect issuers of Ohio obligations. Generally, the creditworthiness of Ohio obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations. While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy. In prior years, the state's overall unemployment rate was commonly somewhat higher than the national figure. However, for the last seven years the state rates were below the national rates. The unemployment rate and its effects vary among geographic areas of the state.

     Risk Factors for the Oregon Fund. Oregon's economy historically has relied heavily on the timber industry which is particularly vulnerable to recessionary cycles and to pressures from environmental groups. The federal government is developing and implementing a plan to restore native salmon runs in the Pacific Northwest which will involve restrictions on the use of dams to generate electricity on some of Oregon's major rivers; it is uncertain how the salmon recovery plan may impact the economy through utility rate increases. In 1990, Oregon voters approved Measure 5, a property tax limitation measure that puts a cap on local ad valorem property taxes, and in 1996 voters approved Measure 47, which reduces most property taxes by ten percent and limits future increases. Because of the State's need to replace lost tax revenues, Measures 5 and 47 could adversely affect the State's credit rating, causing the State to pay a higher interest rate on the money it borrows. There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligations of the State; if the Oregon Fund were forced to sell a large volume of these instruments for any reason, the value of the Oregon Fund's portfolio may be adversely affected.


     General. There can be no assurances that future national, regional or state-wide economic developments will not adversely affect the market value of Municipal Instruments held by a Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those obligations. In addition, there can be no assurances that future court decisions or legislative actions will not affect the ability of the issuer of a Municipal Instrument to repay its obligations or the tax status of a Fund's distributions relating to investments in Municipal Instruments.

                           ALTERNATIVE PURCHASE PLANS

     Each Fund has two classes of shares, Class A and Class B, which represent interests in the same portfolio of securities and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class (i) is subject to a different sales charge and bears its separate distribution and certain other class expenses;
(ii) has exclusive voting rights with respect to matters affecting only that class; and (iii) has different exchange privileges.

     Class A Shares. Class A shares are sold with an initial sales charge of up to 6.25% of the amount invested with discounts available for volume purchases. Class A shares pay a 12b-1 fee at the annual rate of 0.30% of each Fund's average daily net assets attributable to Class A shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. The initial sales charge is waived for certain purchases and a contingent deferred sales charge ("CDSC") may be imposed on such purchases. See "How to Buy Shares."

     Class B Shares. Class B shares are sold without an initial sales charge, but are generally subject to a CDSC which declines in steps from 4% to 0% during a six-year period and bear a higher 12b-1 fee than Class A shares. Class B shares pay a 12b-1 fee at the annual rate of 1.00% of each Fund's average daily net assets attributable to Class B shares, of which no more than 0.25% may be paid as a service fee and the balance thereof paid as an asset-based sales charge. Class B shares automatically convert into Class A shares after eight years. See "How to Buy Shares."

     Factors to Consider in Choosing a Class of Shares. In deciding which alternative is most suitable, an investor should consider several factors, as discussed below. Regardless of whether an investor purchases Class A or Class B shares, your Representative, as defined under "How to Buy Shares," receives compensation for selling shares of a Fund, which may differ for each class.

     The principal advantages of purchasing Class A shares are the lower overall expenses, the availability of quantity discounts on volume purchases and certain account privileges which are not offered to Class B shareholders. If an investor plans to make a substantial investment, the sales charge on Class A shares may either be lower due to the reduced sales charges available on volume purchases of Class A shares or waived for certain eligible purchasers. Because of the reduced sales charge available on quantity purchases of Class A shares, it is recommended that investments of $250,000 or more be made in Class A shares. Investments in excess of $1,000,000 will only be accepted as purchases of Class A shares. Distributions paid by each Fund with respect to Class A shares will also generally be greater than those paid with respect to Class B shares because expenses attributable to Class A shares will generally be lower.

     The principal advantage of purchasing Class B shares is that, since no initial sales charge is paid, all of an investor's money is put to work from the outset. Furthermore, although any investment in a Fund should only be viewed as a long-term investment, if a redemption must be made soon after purchase, an investor will pay a lower sales charge than if Class A shares had been purchased. Conversely, because Class B shares are subject to a higher asset-based sales charge, long-term Class B shareholders may pay more in asset-based sales charges than the economic equivalent of the maximum sales charge on Class A shares. The automatic conversion of Class B shares into Class A shares after eight years is designed to reduce the probability of this occurring.

                                HOW TO BUY SHARES

     You may buy shares of a Fund through a First Investors registered representative ("FIC Representative") or through a registered representative ("Dealer Representative") of an unaffiliated broker-dealer ("Dealer") which is authorized to sell shares of a Fund. Your FIC Representative or Dealer Representative (each, a "Representative") may help you complete and submit an application to open an account with a Fund. Certain accounts may require additional documentation.

     With respect to certain shareholder privileges noted in this Prospectus and the SAI, each fund in the First Investors family of funds, except as noted below, is an "Eligible Fund" (collectively, "Eligible Funds"). First Investors Special Bond Fund, Inc., First Investors Life Series Fund and First Investors U.S. Government Plus Fund are not Eligible Funds. First Investors Cash Management Fund, Inc. and First Investors Tax-Exempt Money Market Fund, Inc. (the "Money Market Funds"), unless otherwise noted, are not Eligible Funds. The funds of Executive Investors Trust are Eligible Funds provided the shares of any such fund either have been (a) acquired through an exchange from an Eligible Fund which imposes a maximum sales charge of 6.25%, or (b) held for at least one year from their date of purchase.

     Choice of Class of Shares. When you open a Fund account you must specify which class of shares you wish to purchase. If you do not specify which class of shares you wish to purchase, your order will be processed according to procedures established by FIC. For more information, see the SAI.


     Minimum Investment. You may open a Fund account with as little as $1,000. This account minimum is waived if you open an account for a particular class of shares through a full exchange of shares of the same class of another Eligible Fund. Class A share accounts opened through an exchange of shares from the Money Market Funds may be subject to an initial sales charge. Automatic investment plans allow you to open an account with as little as $50, provided you invest at least $600 a year. See "Systematic Investing."


     Processing and Pricing of Share Purchases. Purchases by written application will be processed as follows: Applications accompanied by checks drawn on U.S. banks made payable to "FIC" and received in FIC's Woodbridge offices by the close of regular trading on the NYSE, generally 4:00 P.M. (New York City time), will be processed and shares will be purchased at the public offering price determined at the close of regular trading on the NYSE on that day. Money orders, starter checks and third-party checks will not be accepted.

     Purchases via telephone or wire will be processed as follows: Orders received by Representatives before the close of regular trading on the NYSE and received by FIC at their Woodbridge offices before the close of its business day, generally 5:00 P.M. (New York City time), will be executed at the public offering price determined as of the close of regular trading on the NYSE on that day. It is the responsibility of Representatives to promptly transmit orders they receive. The "public offering price" is the net asset value plus the applicable sales charge for Class A shares and the net asset value for Class B shares. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI. Each Fund reserves the right to reject any application or order for its shares for any reason and to suspend the offering of its shares.

     Purchases through the National Securities Clearing Corp. ("NSCC") "Fund/SERV" system will be processed as follows: Orders received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, plus any applicable sales charge, determined as of the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit purchase orders to FIC promptly and accurately. FIC will not be liable for any change in the purchase price due to the failure of FIC to receive such purchase orders. Any such disputes must be settled between you and the Dealer.

     Class A Shares. Class A shares of each Fund are sold at the public offering price, which will vary with the size of the purchase, as shown in the following table:

                                                             Sales Charge as % of
                                                          ----------------------------          Concession to
                                                          Offering        Net Amount           Dealers as % of
Amount of Investment                                        Price          Invested            Offering Price
--------------------                                      ---------     --------------        ---------------
Less than $25,000.......................................    6.25%            6.67%                  5.13%
$25,000 but under $50,000...............................    5.75             6.10                   4.72
$50,000 but under $100,000..............................    5.50             5.82                   4.51
$100,000 but under $250,000.............................    4.50             4.71                   3.69
$250,000 but under $500,000.............................    3.50             3.63                   2.87
$500,000 but under $1,000,000...........................    2.50             2.56                   2.05


     There is no sales charge on transactions of $1 million or more, purchases that qualify for the Cumulative Purchase Privilege if they total at least $1 million or purchases made pursuant to a Letter of Intent in the minimum amount of $1 million. The Underwriter will pay from its own resources a sales commission to FIC Representatives and a concession equal to 0.90% of the amount invested to Dealers on such purchases. If shares are redeemed within 24 months of purchase a CDSC of 1.00% will be deducted from the redemption proceeds. The CDSC will be applied in the same manner as the CDSC on Class B shares. See "Class B Shares." The CDSC will be waived for any purchase of $1 million or more on which the Dealer agrees to receive its concession in installments paid over a 24-month period.


     Cumulative Purchase Privilege and Letters of Intent. You may purchase Class A shares of a Fund at a reduced sales charge through the Cumulative Purchase Privilege or by executing a Letter of Intent. For more information, see the SAI, call your Representative or call Shareholder Services at 1-800-423-4026.

     Waivers of Class A Sales Charges. Sales charges on Class A shares do not apply to: (1) any purchase by an officer, trustee or employee (who has completed the introductory employment period) of Multi-State Insured, the Underwriter, the Adviser, or their affiliates, by a Representative, or by the spouse, or by the children and grandchildren under the age of 21 of any such person; (2) any purchase by a former officer, trustee, director or employee of Multi-State Insured, the Underwriter, the Adviser, or their affiliates, or by a former FIC Representative, provided they had acted as such for at least five years and had retired or otherwise terminated the relationship in good standing; (3) any reinvestment of dividends or other distributions in Class A shares of any Eligible Fund; (4) any reinvestment of Systematic Withdrawal Payment Plan payments in Class A shares of any Eligible

Fund; (5) any reinvestment of the loan repayments by a participant in a loan program of any First Investors sponsored qualified retirement plan; (6) a purchase with proceeds from the liquidation of a First Investors Life Variable Annuity Fund A contract, First Investors Life Variable Annuity Fund C contract or First Investors Life Variable Annuity Fund D contract during the one-year period preceding the maturity date of the contract; and (7) any purchase made during the period November 15, 1998 to February 28, 1999 with the proceeds from a redemption made after February 14, 1998 from the 1st Fund of First Investors U.S. Government Plus Fund.

     Additionally, policyholders of participating life insurance policies issued by First Investors Life Insurance Company, an affiliate of the Adviser and Underwriter, may elect to invest dividends earned on such policies in Class A shares of a Fund at net asset value, provided the annual dividend is at least $50 and the policyholder has an existing account with the Fund.

     Holders of certain unit trusts ("Unitholders") who have elected to invest the entire amount of cash distributions from either principal, interest income or capital gains or any combination thereof ("Unit Distributions") from the following trusts may invest such Unit Distributions in Class A shares of a Fund at a reduced sales charge. Unitholders of various series of New York Insured Municipals-Income Trust sponsored by Van Kampen Merritt Inc. (the "New York Trust"); Unitholders of various series of the Multistate Tax Exempt Trust sponsored by Advest Inc.; and Unitholders of various series of the Municipal Insured National Trust, J.C. Bradford & Co. as agent, may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.5%. Unitholders of various series of tax-exempt trusts, other than the New York Trust, sponsored by Van Kampen Merritt Inc. may purchase Class A shares of a Fund with Unit Distributions at an offering price which is the net asset value per share plus a sales charge of 1.0%. Unitholders may invest in Class A shares of a Fund, other than through the reinvestment of Unit Distributions. Unitholders will be charged the Fund's regular offering price on such purchases. Each Fund's initial minimum investment requirement is waived for purchases of Class A shares with Unit Distributions. Shares of a Fund purchased by Unitholders may be exchanged for Class A shares of any Eligible Fund subject to the terms and conditions set forth under "How to Exchange Shares."

     Class B Shares. The public offering price of Class B shares of each Fund is the next determined net asset value, with no initial sales charge imposed. A CDSC, however, is imposed upon most redemptions of Class B shares at the rates set forth below:

                                              Contingent Deferred Sales Charge
       Year Since Purchase                   as a Percentage of Dollars Invested
          Payment Made                             or Redemption Proceeds

    First....................................             4%
    Second...................................             4
    Third....................................             3
    Fourth...................................             3
    Fifth....................................             2
    Sixth....................................             1
    Seventh and thereafter...................             0

     The CDSC will not be imposed on (1) the redemption of Class B shares acquired as dividends or other distributions, or (2) any increase in the net asset value of redeemed shares above their initial purchase price (in other words, the CDSC will be imposed on the lower of net asset value or purchase price). In determining whether a CDSC is payable on any redemption, it will be assumed that the redemption is made first of any Class B shares acquired as dividends or other distributions, second of Class B shares that have been held for a sufficient period of time such that the CDSC no longer is applicable to such shares and finally of Class B shares held longest during the period of time that a CDSC is applicable to such shares. This will result in you paying the lowest possible CDSC.

     As an example, assume an investor purchased 100 shares of Class B shares at $10 per share for a total cost of $1,000 and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares as dividends. If at such time the investor makes his or her first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to a CDSC charge because redemptions are first made of shares acquired through dividend reinvestment. With respect to the remaining 40 shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 4.00% (the applicable rate in the second year after purchase).

     For purposes of determining the CDSC on Class B shares, all purchases made during a calendar month will be deemed to have been made on the first business day of that month at the average cost of all purchases made during that month. The holding period of Class B shares acquired through an exchange with another Eligible Fund will be calculated from the first business day of the month that the Class B shares were initially acquired in the other Eligible Fund. The amount of any CDSC will be paid to FIC. The CDSC imposed on the purchase of Class B shares will be waived under certain circumstances. See "Waivers of CDSC on Class B Shares" in the SAI.

     Conversion of Class B Shares. A shareholder's Class B shares will automatically convert to Class A shares approximately eight years after the date of purchase, together with a pro rata portion of all Class B shares representing dividends and other distributions paid in additional Class B shares. The Class B shares so converted will no longer be subject to the higher expenses borne by Class B shares. The conversion will be effected at the relative net asset values per share of the two classes on the first business day of the month following the month in which the eighth anniversary of the purchase of the Class B shares occurs. If a shareholder effects one or more exchanges between Class B shares of the Eligible Funds during the eight-year period, the holding period for the shares so exchanged will commence upon the date of the purchase of the original shares. Because the per share net asset value of the Class A shares may be higher than that of the Class B shares at the time of conversion, a shareholder may receive fewer Class A shares than the number of Class B shares converted. See "Determination of Net Asset Value."

     Additional Purchases. After you make your first investment in a Fund, you may purchase additional shares of a Fund by mailing a check made payable to FIC, directly to First Investors Corporation, 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Dept. CP. Include your account number on the face of the check. There is no minimum on additional purchases of Fund shares.

     Systematic Investing. Shareholders who have an account with a U.S. bank, or other financial institution that is an Automated Clearing House member, may arrange for automatic investments in a Fund on a systematic basis through First Investors Money Line. Systematic investments may also be made through automatic payroll investments. You may also elect to reinvest systematically in Class A or Class B shares of a Fund at net asset value the cash distributions or Systematic Withdrawal Plan payments from the same class of shares of an existing account in another Eligible Fund, including the Money Market Funds. If you wish to participate in any of these systematic investment plans, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Transfer of Shares. Shareholders may transfer the ownership of their shares in a Fund account to another party. Because the Funds do not offer their shares other than through a broker or dealer, if the party to whom the shares are to be transferred does not have a broker or dealer of record and does not wish to complete the paperwork necessary to become a client of First Investors, the Funds reserve the right to liquidate the shares and forward the proceeds to the new accountholder rather than to make the transfer. For more information on how to transfer your Fund shares, call your Representative or call Shareholder Services at 1-800-423-4026.

     General. The Underwriter may at times agree to reallow to Dealers up to an additional 0.25% of the dollar amount of shares of the Funds and/or certain other First Investors Funds sold by such Dealers during a specific period of time. From time to time, the Underwriter also will pay, through additional reallowances or other sources, a bonus or other compensation to Dealers that employ a Dealer Representative who sells a minimum dollar amount of the shares of the Funds and/or certain other First Investors Funds during a specific period of time. FIC Representatives generally are more highly compensated for sales of First Investors mutual funds than for sales of other mutual funds.

                             HOW TO EXCHANGE SHARES

     Should your investment needs change, you may exchange, at net asset value, shares of a Fund for shares of any Eligible Fund, including the Money Market Funds. Shares of a particular class may be exchanged only for shares of the same class of another fund. Exchanges can only be made into accounts registered to identical owners. If your exchange is into a new account, it must meet the minimum investment and other requirements of the fund into which the exchange is being made. Additionally, the fund must be available for sale in the state where you reside. Before exchanging Fund shares for shares of another fund, you should read the Prospectus of the fund into which the exchange is to be made. You may obtain Prospectuses and information with respect to which funds qualify for the exchange privilege free of charge by calling Shareholder Services at 1-800-423-4026. Exchange requests received in "good order," as defined below, by the Transfer Agent before the close of regular trading on the NYSE will be processed at the net asset value determined as of the close of regular trading on the NYSE on that day; exchange requests received after that time will be processed on the following trading day.

     Exchanges By Mail. To exchange shares by mail, you should mail requests to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. Shares will be exchanged after the request is received in "good order" by the Transfer Agent. "Good order" means that an exchange request must include: (1) the names of the funds, account number(s), the dollar amount, number of shares or percentage of the account you wish to exchange; (2) share certificates, if issued;

(3) the signature of all registered owners exactly as the account is registered; and (4) signature guarantees, if required (see "How to Redeem Shares-Signature Guarantees"). If the request is not in good order or information is missing, the Transfer Agent will seek additional information from you and process the exchange on the day it receives such information. Certain account registrations may require additional legal documentation in order to exchange. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Exchanges By Telephone. See "Telephone Transactions," below.

     Additional Exchange Information. Exchanges should be made for investment purposes only. A pattern of frequent exchanges may be contrary to the best interests of a Fund's other shareholders. Accordingly, each Fund has the right, at its sole discretion, to limit the amount of an exchange, reject any exchange, or, upon 60 days' notice, materially modify or discontinue the exchange privilege. Each Fund will consider all relevant factors in determining whether a particular frequency of exchanges is contrary to the best interests of the Fund and/or a class of the Fund and its other shareholders. Any such restriction will be made by a Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.


                              HOW TO REDEEM SHARES

     You may redeem your Fund shares at the next determined net asset value, less any applicable CDSC, on any day the NYSE is open, directly through the Transfer Agent. Your Representative may help you with this transaction. Shares account may be redeemed by mail or telephone. Certain account registrations may require additional legal documentation in order to redeem. Redemption requests received in "good order" by the Transfer Agent before the close of regular trading on the NYSE, will be processed at the net asset value, less any applicable CDSC, determined as of the close of regular trading on the NYSE on that day. Payment of redemption proceeds generally will be made within seven days. If the shares being redeemed were recently purchased by check, payment may be delayed to verify that the check has been honored, which may take up to fifteen days from date of purchase. Shareholders may not redeem shares by telephone or Electronic Fund Transfer unless the shares being redeemed have been owned for at least 15 days. Redemption checks returned to the Transfer Agent, marked as being undeliverable, by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account. Such funds will remain in the non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. For a discussion of pricing practices in the event that the Funds must halt operations due to an emergency, see the SAI.


     Redemptions By Mail. Written redemption requests should be mailed to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198. For your redemption request to be in good order, you must include:
(1) the name of the Fund; (2) your account number; (3) the dollar amount, number of shares or percentage of the account you want redeemed; (4) share certificates, if issued; (5) the original signatures of all registered owners exactly as the account is registered; and (6) signature guarantees, if required. If your redemption request is not in good order or information is missing, the Transfer Agent will seek additional information and process the redemption on the day it receives such information. To review these requirements, please call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. In order to protect you, the Funds and their agents, each Fund reserves the right to require signature guarantees in order to process certain exchange or redemption requests. See the SAI or call Shareholder Services at 1-800-423-4026 for instances when signature guarantees are required.

     Redemptions By Telephone. See "Telephone Transactions," below.

     Electronic Fund Transfer. Shareholders who have established Electronic Fund Transfer may have redemption proceeds electronically transferred to a predesignated bank account. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the electronic fund transfer privilege at any time. For additional information, see the SAI. Applications to establish Electronic Fund Transfer are available from your FIC Representative or by calling Shareholder Services at 1-800-423-4026.

     Fund/SERV Redemptions. If there is a Dealer of record on your Fund account, the Fund is authorized to execute electronic redemption requests received directly from this Dealer. Electronic requests may be processed through the services of the NSCC "Fund/SERV" system. Redemption requests received by a Dealer before the close of regular trading on the NYSE and received by FIC at its Woodbridge offices in accordance with NSCC rules and procedures will be executed at the net asset value, less any applicable sales charge, determined at the close of regular trading on the NYSE on that day. It is the responsibility of the Dealer to transmit redemption requests to FIC promptly and accurately. FIC will not be liable for any change in the redemption price due to the failure of FIC to receive such redemption requests. Any such disputes must be settled between you and the Dealer.

     Systematic Withdrawal Plan. If you own noncertificated shares, you may set up a plan for redemptions to be made automatically at regular intervals. See the SAI for more information on the Systematic Withdrawal Plan or call Shareholder Services at 1-800-423-4026.

     Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund, including the Money Market Funds, at net asset value, on the date the Transfer Agent receives your purchase request. For more information on the reinvestment privilege, see the SAI or call Shareholder Services at 1-800-423-4026.

     Repurchase through Underwriter. You may redeem Fund shares through a Dealer. In this event, the Underwriter, acting as agent for each Fund, will offer to repurchase or accept an offer to sell such shares at a price equal to the net asset value next determined after the making of such offer, less any applicable CDSC. The Dealer may charge you a fee for handling any redemption transaction.

     Redemption of Low Balance Accounts. Because each Fund incurs certain fixed costs in maintaining shareholder accounts, each Fund may redeem without your consent, on at least 60 days' prior written notice (which may appear on your account statement), any Fund account of Class A or Class B shares which has a net asset value of less than $500. To avoid such redemption, you may, during such 60-day period, purchase additional Fund shares of the same class so as to increase your account balance to the required minimum. There will be no CDSC imposed on such redemptions of Class B shares. A Fund will not redeem accounts that fall below $500 solely as a result of a reduction in net asset value. Accounts established under a Systematic Investment Plan that have been discontinued prior to meeting the $1,000 minimum are subject to this policy.

     Additional information concerning how to redeem shares of a Fund is available upon request to your Representative or Shareholder Services at 1-800-423-4026.

                             TELEPHONE TRANSACTIONS

     Unless you specifically decline to have telephone privileges, you, or any person who we reasonably believe is authorized to act on your behalf, may redeem or exchange noncertificated shares of a Fund by calling the Special Services Department at 1-800-342-6221 weekdays (except holidays) between 9:00 A.M. and 5:00 P.M. (New York City time). Certain accounts, however, are required to complete additional documents in order to activate telephone privileges. Exchange or redemption requests received before the close of regular trading on the NYSE will be processed at the net asset value, less any applicable CDSC, determined as of the close of business on that day. Exchange or redemption requests received after the close of regular trading on the NYSE will be processed the following business day. For more information on telephone privileges, please call Shareholder Services at 1-800-423-4026 or see the SAI.

     Telephone Exchanges. Exchange requests may be made by telephone (provided no certificate has been issued for the shares).

     Telephone Redemptions. The telephone redemption privilege may be used to redeem shares provided: (1) the redemption proceeds are being mailed to the address of record or to a predesignated bank account; (2) your address of record has not changed within the past 60 days; (3) the shares to be redeemed have not been issued in certificate form; (4) each redemption does not exceed $50,000;
(5) the proceeds of the redemption, together with all redemptions made from the account during the prior 30-day period, do not exceed $100,000; and (6) the shares being redeemed have been owned for at least fifteen days. Telephone redemption instructions will be accepted from any one owner or authorized individual.

     Additional Information. Multi-State Insured, the Adviser, the Underwriter and their officers, trustees, directors and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. This policy places the entire risk of loss for unauthorized or fraudulent transactions on the shareholder, except that if the above-referenced parties do not follow reasonable procedures, some or all of them may be liable for any such losses. For more information on telephone transactions see the SAI. Multi-State Insured has the right, at its sole discretion, upon 60 days' notice, to materially modify or discontinue the telephone exchange and redemption privilege. During times of drastic economic or market changes, telephone exchanges or redemptions may be difficult to implement. If you experience difficulty in making a telephone exchange or redemption, your exchange or redemption request may be made by regular or overnight mail, and it will be implemented at the next determined net asset value, less any applicable CDSC, following receipt by the Transfer Agent.

                                   MANAGEMENT

     Board of Trustees. Multi-State Insured's Board of Trustees, as part of its overall management responsibility, oversees various organizations responsible for each Fund's day-to-day management.

     Adviser. First Investors Management Company, Inc. supervises and manages each Fund's investments, determines each Fund's portfolio transactions and supervises all aspects of each Fund's operations. The Adviser is a New York corporation located at 95 Wall Street, New York, NY 10005. The Adviser presently acts as investment adviser to 14 mutual funds. First Investors Consolidated Corporation ("FICC") owns all of the voting common stock of the Adviser and all of the outstanding stock of FIC and the Transfer Agent. Mr. Glenn O. Head controls FICC and, therefore, controls the Adviser.


     As compensation for its services, the Adviser receives an annual fee from each of the Funds, which is payable monthly. For the fiscal year ended December 31, 1997, the advisory fees paid by each Fund, as a percentage of such Fund's average daily net assets, net of waivers, were as follows: Arizona Fund - 0.30%; California Fund - 0.50%; Colorado Fund - 0.20%; Michigan Fund - 0.50%; Minnesota Fund - 0.30% Missouri Fund - 0.20%; Ohio Fund - 0.50% and Oregon Fund - 0.30%.

     Portfolio Manager. Clark D. Wagner has been Portfolio Manager of the Fund since he joined FIMCO in 1991. Mr. Wagner is also Portfolio Manager of certain other First Investors funds. Mr. Wagner has been Chief Investment Officer of FIMCO since 1992.


     Brokerage. Each Fund may allocate brokerage commissions, if any, to broker-dealers in consideration of Fund share distribution, but only when execution and price are comparable to that offered by other broker-dealers. Brokerage may be directed to brokers who provide research. See the SAI for more information on allocation of portfolio brokerage.

     Underwriter. Multi-State Insured has entered into an Underwriting Agreement with First Investors Corporation, 95 Wall Street, New York, NY 10005, as Underwriter. The Underwriter receives all sales charges in connection with the sale of each Fund's Class A shares and all CDSCs in connection with each Fund's Class B shares and may receive other payments under a plan of distribution. See "How to Buy Shares" and "Distribution Plans."

                               DISTRIBUTION PLANS

     Pursuant to separate distribution plans pertaining to each Fund's Class A and Class B shares ("Class A Plan" or "Class B Plan," and collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that

Fund's shares ("distribution fees") and the servicing or maintenance of existing Fund shareholder accounts ("service fees"). Pursuant to the Plans, distribution fees are paid for activities relating to the distribution of Fund shares, including costs of printing and dissemination of sales material or literature, prospectuses and reports used in connection with the sale of Fund shares. Service fees are paid for the ongoing maintenance and servicing of existing shareholder accounts, including payments to Representatives who provide shareholder liaison services to their customers who are holders of that Fund, provided they meet certain criteria.

     Pursuant to each Class A Plan, Multi-State Insured's Board of Trustees, in its sole discretion, may periodically allocate the portion of distribution fees and services fees that each Fund may spend, provided the aggregate of such fees paid by that Fund may not exceed an annual rate of 0.30% of the Fund's average daily net assets attributable to Class A shares in any one fiscal year. Of that amount, no more than 0.25% of a Fund's average daily net assets attributable to Class A shares may be paid as service fees. Payments made to the Underwriter under each Class A Plan may only be made for reimbursement of specific expenses incurred in connection with distribution and service activities.

     Pursuant to each Class B Plan, each Fund is authorized to pay the Underwriter a distribution fee at the annual rate of 0.75% of that Fund's average daily net assets attributable to Class B shares and a service fee of 0.25% of the Fund's average daily net assets attributable to Class B shares. Payments made to the Underwriter under each Class B Plan will represent compensation for distribution and service activities, not reimbursement for specific expenses incurred.

     Although Class B shares are sold without an initial sales charge, the Underwriter pays from its own resources a sales commission to FIC Representatives and a concession equal to 3.5% of the amount invested to Dealers who sell Class B shares. In addition, the Underwriter will make quarterly payments of service fees to Representatives commencing after the thirteenth month following the initial sale of Class B shares. The Underwriter will make such payments at an annual rate of up to 0.25% of the average net asset value of Class B shares which are attributable to shareholders for whom the Representatives are designated as dealer of record.

     Each Fund may suspend or modify payments under the Plans at any time, and payments are subject to the continuation of each Plan, the terms of any dealer agreements between Dealers and the Underwriter and any applicable limits imposed by the National Association of Securities Dealers, Inc. Each Fund will not carry over any fees under the Plans to the next fiscal year. See "Distribution Plans" in the SAI for a full discussion of the various Plans.

                        DETERMINATION OF NET ASSET VALUE

     The net asset value of each Fund's shares fluctuates and is determined separately for each class of shares. The net asset value of shares of a given class of each Fund is determined as of the close of regular trading on the NYSE (generally 4:00 P.M., New York City time) on each day the NYSE is open for trading, and at such other times as Multi-State Insured's Board deems necessary, by dividing the market value of the securities held by such Fund, plus any cash and other assets, less all liabilities attributable to that class, by the number of shares of the applicable class outstanding. If there is no available market value, securities will be valued at their fair value as determined in good faith pursuant to procedures adopted by Multi-State Insured's Board. Expenses (other than 12b-1 fees and certain other class expenses) are allocated daily to each class of shares based upon the relative proportion of net assets of each class. The per share net asset value of the Class B shares will generally be lower than that of the Class A shares because of the higher expenses borne by the Class B shares. The NYSE currently observes the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.


                        DIVIDENDS AND OTHER DISTRIBUTIONS

     Dividends from net investment income are generally declared daily and paid monthly by each Fund. Unless you direct the Transfer Agent otherwise, dividends declared on a class of shares are paid in additional shares of the same class of the distributing Fund at the net asset value generally determined as of the close of business on the first business day of the following month. If you redeem all of your shares of a Fund at any time during a month, you are paid all dividends declared through the day prior to the date of the redemption, together with the proceeds of your redemption, less any applicable CDSC. Net investment income includes interest, earned discount and other income earned on portfolio securities less expenses.

     Each Fund also distributes with its regular dividend at the end of each year substantially all of its net capital gain (the excess of net long-term capital gain over net short-term capital loss) and net short-term capital gain, if any, after deducting any available capital loss carryovers. Unless you direct the Transfer Agent otherwise, these distributions are paid in additional shares of the class with respect to which they are declared at the net asset value generally determined as of the close of business on the business day immediately following the record date of the distribution. A Fund may make an additional distribution in any year if necessary to avoid a Federal excise tax on certain undistributed ordinary (taxable) income and capital gain.

     Dividends and other distributions paid on both classes of a Fund's shares are calculated at the same time and in the same manner. Dividends on Class B shares of a Fund are expected to be lower than those for its Class A shares because of the higher distribution fees borne by the Class B shares. Dividends on each class also might be affected differently by the allocation of other class-specific expenses.

     In order to be eligible to receive a dividend or other distribution, you must own Fund shares as of the close of business on the record date of the distribution. You may elect to receive dividends and/or other distributions in cash by notifying the Transfer Agent by telephone or in writing prior to the record date of the distribution. If you elect this form of payment, the payment date generally is two weeks following the record date of the distribution. Your election remains in effect until you revoke it by notifying the Transfer Agent.

     You may elect to invest the entire amount of any cash distribution on Class A or Class B shares of a Fund in the same class of shares of any Eligible Fund, including the Money Market Funds, by notifying the Transfer Agent. See the SAI or call Shareholder Services at 1-800-423-4026 for more information. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business on the business day immediately following the record date of the distribution.

     A dividend or other distribution paid on a class of shares of a Fund will be paid in additional shares of that class and not in cash if either of the following events occurs: (1) the total amount of the distribution is under $5 or
(2) the Fund has received notice of your death on an individual account (until written alternate payment instructions and other necessary documents are provided by your legal representative). Dividend or distribution checks returned to the Transfer Agent marked as being undeliverable by the U.S. Postal Service after two consecutive mailings will be held by the Transfer Agent in a non-interest bearing account until the Transfer Agent is either provided with a current address and any required supporting documentation or is required to escheat the funds to the appropriate state treasury. Any subsequent dividend or distribution check returned in the same manner will be treated as a request by you to change your dividend or distribution option to reinvest. The proceeds will be reinvested in additional shares of the distributing class at net asset value until the Fund receives new instructions.

                                      TAXES

     Each Fund has qualified and intends to continue to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), so that it will be relieved of Federal income tax on that part of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) and net capital gain that it distributes to its shareholders. In addition, each Fund intends to continue to qualify to pay "exempt-interest dividends" (as defined below), which requires, among other things, that at the close of each calendar quarter at least 50% of the value of its total assets must consist of Municipal Instruments.

     Distributions by a Fund of the excess of interest income from Municipal Instruments over certain amounts disallowed as deductions, which are designated by the Fund as "exempt-interest dividends," generally may be excluded by you from gross income. Distributions by a Fund of interest income from taxable obligations and net short-term capital gain, if any, are taxable to you as ordinary income, to the extent of the Fund's earnings and profits, whether paid in cash or in additional Fund shares. Distributions of a Fund's net capital gain, when designated as such, are taxable to you as long-term capital gain, whether paid in cash or in additional Fund shares, regardless of the length of time you have owned your shares.

     If you purchase your shares shortly before the record date for a taxable dividend or capital gain distribution, you will pay full price for the shares and receive some portion of the price back as a taxable distribution. Following the end of each calendar year you will receive a statement from the Fund in which you hold shares describing the tax status of distributions paid by the Fund for that year. The information regarding capital gain distributions designates the portions thereof subject to the different maximum rates of tax applicable to individuals' net capital gain.

     Interest on indebtedness incurred or continued to purchase or carry shares of a Fund will not be deductible for Federal income tax purposes to the extent the Fund's distributions consist of exempt-interest dividends. Each Fund does not intend to invest in PABs or IDBs the interest on which is treated as a Tax Preference Item.

     Proposals have been and, in the future, may be introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Instruments. If such a proposal were enacted, the availability of Municipal Instruments for investment by each Fund and the value of its portfolio securities would be affected. In that event, each Fund would reevaluate its investment objective and policies.

     Each Fund is required to withhold 31% of all taxable dividends, capital gain distributions and redemption proceeds payable to you (if you are an individual or certain other non-corporate shareholder) if the Fund is not furnished with your correct taxpayer identification number, and the same percentage of such dividends and distributions in certain other circumstances.

     Your redemption of Fund shares will result in a taxable gain or loss to you, depending on whether the redemption proceeds are more or less than your adjusted basis for the redeemed shares (which normally includes any initial sales charge paid on Class A shares). An exchange of Fund shares for shares of any Eligible Fund generally will have similar tax consequences. However, special tax rules apply when a shareholder (1) disposes of Class A shares through a redemption or exchange within 90 days of purchase and (2) subsequently acquires Class A shares of an Eligible Fund without paying a sales charge due to the reinvestment privilege or exchange privilege. In these cases, any gain on the disposition of the original Class A shares will be increased, or loss decreased, by the amount of the sales charge paid when the shares were acquired, and that amount will increase the basis of the Eligible Fund's shares subsequently acquired. In addition, if you purchase Fund shares within 30 days before or after redeeming other shares of that Fund (regardless of class) at a loss, all or a portion of the loss will not be deductible and will increase the basis of the newly purchased shares. No gain or loss will be recognized to a shareholder as a result of a conversion of Class B shares to Class A shares.

     The foregoing is only a summary of some of the important Federal income tax considerations generally affecting each Fund and its shareholders; see the SAI for a further discussion. There may be other Federal, state or local tax considerations applicable to a particular investor; for example, a Fund's distributions may be wholly or partly taxable under state and/or local laws. You therefore are urged to consult your own tax adviser.


     State Income Taxes.

     Arizona. In the opinion of O'Connor, Cavanagh, Anderson, Killingsworth & Beshears, P.A., Arizona tax counsel to Multi-State Insured, distributions from the Arizona Fund that are received by investors that are individuals, corporations, trusts, and estates who are subject to Arizona income tax will not be subject to tax in Arizona to the extent that those distributions are attributable to interest on tax-exempt obligations of the State of Arizona or interest on obligations of the United States, Puerto Rico, the Virgin Islands or Guam. Other distributions from the Arizona Fund, including those related to short-term and long-term capital gains, generally will be taxable under Arizona law when received by Arizona taxpayers.

     California. As of March 20, 1998, California had not adopted provisions conforming California law to the rules now applicable to regulated investment
companies   contained  in  the   Taxpayer   Relief  Act  of  1997  ("TRA  `97").
Specifically, by way of example, California has not repealed the former requirement under Federal law that a regulated investment company must derive less than 30% of its gross income from the sale of certain securities held less than three months. Accordingly, in the opinion of Parker, Milliken, Clark, O'Hara & Samuelian, a professional corporation, California tax counsel to Multi-State Insured, distributions made to individuals, estates or trusts by the California Fund, which would have been treated as exempt-interest dividends under the Code, prior to the enactment of the TRA '97, and are attributable to California tax-exempt interest, less allocable nondeductible expenses, are not includible in gross income for California personal income tax purposes. Such treatment will result provided that the California Fund qualifies as a regulated investment company under the Code, as defined prior to the TRA '97, properly designates such exempt-interest dividends under California law and satisfies the requirement of California law that at least 50% of its assets at the close of each quarter of its taxable year be invested in qualified tax-exempt obligations. The designation requirement is met by the California Fund by notifying shareholders within 60 days after the close of a taxable year to the extent that dividends are exempt-interest dividends. It is important that California shareholders retain this designation each year in order to establish that exempt-interest dividends are tax-exempt under California law. Qualified tax-exempt obligations under California law generally include obligations issued by California or a local government within California as well as direct U.S. Government obligations. Direct U.S. Government obligations do not include securities guaranteed by U.S. Government agencies such as the Federal National Mortgage Association ("FNMA" or "Fannie Mae"), the Government National Mortgage Association ("GNMA" or "Fannie Mae"), the Government National Mortgage Association ("GNMA" or "Ginnie Mae") or similar agencies. A portion of any discount attributable to a stripped tax-exempt bond or a stripped coupon may be treated as taxable when distributed to shareholders. Distributions of the California Fund that are derived from sources other than those described above, including interest on certain non-California obligations such as repurchase agreements and municipal instruments of other states, will not be treated as tax-exempt for California personal income tax purposes and are also includible in income subject to the California alternative minimum tax.

     Distributions treated as capital gains dividends under the Code will currently be taxed as ordinary income for California personal income tax purposes.

     Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the California Fund including exempt-interest dividends.

     California law generally follows Federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the California Fund.

     It is the intent of Multi-State Insured, as represented to and relied upon by California tax counsel in rendering their opinion, that except when acceptable investments are unavailable for the California Fund, the California Fund will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular Federal income tax and California personal income tax.

     The foregoing description relates to certain aspects of the California tax treatment of an investment in shares of the California Fund. For purposes of the foregoing opinion, California tax counsel has assumed, as to the California Fund, the Federal tax treatment as set forth elsewhere in this Prospectus. Investors may be subject to other state tax limitations depending upon their particular situations and should consult their own tax advisers for appropriate tax advice. In addition, investors should be aware that California may or may not adopt provisions of California law to conform to TRA '97.

     Colorado. In the opinion of Kutak Rock, Colorado tax counsel to Multi-State Insured, shareholders of the Colorado Fund that are corporations, individuals, estates or trusts subject to the Colorado personal income tax will not be required to include in their gross income for Colorado income tax purposes, distributions made by the Colorado Fund that are derived from interest on obligations issued by the State of Colorado, or any political subdivision thereof on or after May 1, 1980 which obligations are exempt from Federal taxation under section 103(a) of the Code. Similarly, corporations, individuals, estates and trusts may exclude from the calculation of Colorado income tax dividend distributions from the Colorado Fund to the extent attributable to interest on obligations of the United States or its possessions. Colorado statutes provide that corporations, individuals, estates and trusts will not be entitled to exclude from income any dividend distributions from the Colorado Fund which are attributable to interest exempt from federal income tax under
Section 103(a) of the Code and attributable to obligations issued by any other state or a political subdivision thereof. As a general matter, neither capital gains recognized as a result of the sale of shares in the Colorado Fund nor capital gain dividends received from the Colorado Fund can be excluded for purposes of calculating the Colorado income tax by individuals, estates, trusts or corporations. In addition, interest on indebtedness incurred or continued by individuals, estates, trusts, or corporations to purchase or carry shares of the Colorado Fund will not be deductible for Colorado income tax purposes to the extent that the Colorado Fund distributions consist of exempt-interest dividends during the applicable taxable year of such shareholder. Colorado has no municipal income taxes.

     Michigan. In the opinion of Dickinson Wright PLLC, Michigan tax counsel to Multi-State Insured, holders of the Michigan Fund will not be subject to the Michigan income tax or single business tax on Michigan Fund dividends to the extent that such distributions qualify as exempt-interest dividends which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other Federally tax-exempt obligations, such as certain obligations of Puerto Rico). To the extent that distributions on the Michigan Fund are attributable to sources other than those described above, such distributions, including, but not limited to, long, mid or short-term capital gains, will not be exempt from Michigan income tax or single business tax. Holders of the Michigan Fund will be exempt from the Michigan intangibles tax to the extent that the investment portfolio consists of the aforementioned obligations or certain U.S. obligations. To the extent that distributions on the Michigan Fund are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

     Minnesota. In the opinion of Faegre & Benson LLP, Minnesota tax counsel to Multi-State Insured, provided that the Minnesota Fund qualifies as a regulated investment company under the Code, and subject to the discussion in the paragraph below, shareholders of the Minnesota Fund who are individuals, estates, or trusts and who are subject to the regular Minnesota personal income tax will not be subject to such tax on Minnesota Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code which are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"). The foregoing will apply, however, only if the portion of the exempt-interest dividends from such Minnesota Sources that is paid to all shareholders represents 95% or more of the exempt-interest dividends that are paid by the Minnesota Fund. If the 95% test is not met, all exempt-interest dividends that are paid by the Minnesota Fund will be subject to the regular Minnesota personal income tax. Even if the 95% test is met, to the extent that exempt-interest dividends that are paid by the Minnesota Fund are not derived from the Minnesota Sources, such dividends will be subject to the regular Minnesota personal income tax. Other distributions of the Minnesota Fund, including distributions from net short-term and long-term capital gains, are generally not exempt from the regular Minnesota personal income tax.

     Pursuant to Minnesota legislation enacted in 1995, exempt-interest dividends that are derived from interest income on obligations of the Minnesota Sources described above may become subject to tax in the case of individuals, estates, and trusts if the exemption of such income were judicially determined to discriminate against interstate commerce. See "Risk Factors for the Minnesota Fund" in the SAI for further discussion of this legislation.

     Subject to certain limitations that are set forth in the Minnesota Rules, Minnesota Fund dividends, if any, that are derived from interest on certain United States obligations are not subject to the regular Minnesota personal income tax or the Minnesota alternative minimum tax, in the case of shareholders of the Minnesota Fund who are individuals, estates or trusts.

     Missouri. In the opinion of Shook, Hardy & Bacon L.L.P., Missouri tax counsel to Multi-State Insured, if a dividend paid by the Missouri Fund qualifies as an exempt-interest dividend under the Code (or, in the case of a dividend paid by the Missouri Fund that is attributable to net interest earned by the Missouri Fund on obligations of the United States, if the Missouri Fund properly designates such dividend as a "state income tax exempt-interest dividend" under Missouri law), the portion of such dividend that is attributable to interest received by the Missouri Fund on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), (2) territories or possessions of the United States (to the extent Federal law exempts interest on such obligations from state taxation), or (3) the United States, will not be subject to the Missouri income tax when received by a shareholder of the Missouri Fund, provided the Missouri Fund meets certain recordkeeping requirements specified under Missouri law. All other dividends paid by the Missouri Fund to its shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the Missouri Fund, will be subject to the Missouri income tax, to the extent a shareholder is subject to the Missouri income tax and, under applicable law, is required to include capital gain, dividend and interest in his or her Missouri taxable income. Dividends received from the Missouri Fund by
(1) an individual shareholder of the Missouri Fund who is not engaged in a trade or business, or (2) any other shareholder of the Missouri Fund who holds shares of the Missouri Fund for investment purposes and not as part of its ordinary trade or business, will not be subject to the city earnings and profits tax of St. Louis or Kansas City, Missouri.

     Ohio. In the opinion of Squire, Sanders & Dempsey, L.L.P., Ohio tax counsel to Multi-State Insured, provided that the Ohio Fund continues to qualify as a regulated investment company for Federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the Ohio Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions, shareholders of the Ohio Fund who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Fund to the extent that such distributions are properly attributable to (1) interest on and profits made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (e.g., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities). Except as provided above, distributions with respect to shares of the Ohio Fund will not be exempt from the Ohio personal income tax or municipal or school district income taxes in Ohio.

     Oregon. In the opinion of Weiss, Jensen, Ellis & Howard, Oregon tax counsel to Multi-State Insured, shareholders of the Oregon Fund who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the Oregon Fund to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities;
(2) such distributions are attributable to interest from obligations issued by the territories of Guam, Puerto Rico, Samoa, Virgin Islands, or their authorities, or the Commonwealth of Puerto Rico or its authority; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the Oregon Fund are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in Federal gross income will be includable as capital gains in Oregon income of a shareholder.


     See "State Income Taxes" in the SAI for further state tax information. Investors should consult their own tax advisers for appropriate state advice.

                             PERFORMANCE INFORMATION

     For purposes of advertising, each Fund's performance may be calculated for each class of its shares based on average annual total return and total return. Each of these figures reflects past performance and does not necessarily indicate future results. Average annual total return shows the average annual percentage change in an assumed $1,000 investment. It reflects the hypothetical annually compounded return that would have produced the same total return if a Fund's performance had been constant over the entire period. Because average annual total return tends to smooth out variations in a Fund's return, you should recognize that it is not the same as actual year-by-year results. Average annual total return includes the effect of paying the maximum sales charge (in the case of Class A shares) or the deduction of any applicable CDSC (in the case of Class B shares) and payment of dividends and other distributions in additional shares. One, five and ten year periods will be shown unless the class has been in existence for a shorter period. Total return is computed using the same calculations as average annual total return. However, the rate expressed is the percentage change from the initial $1,000 invested to the value of the investment at the end of the stated period. Total return calculations assume reinvestment of dividends and other distributions.

     Each Fund also may advertise its yield for each class of shares. Yield reflects investment income net of expenses over a 30-day (or one-month) period on a Fund share, expressed as an annualized percentage of the maximum offering price per share for Class A shares and the net asset value per share for Class B shares at the end of the period. Yield computations differ from other accounting methods and therefore may differ from dividends actually paid or reported net income. Each Fund may also advertise its "actual distribution rate" for each class of shares. This is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. In addition, each Fund calculates its "actual distribution rate" based upon net asset value for dissemination to existing shareholders.

     Tax-equivalent yields show the taxable yields an investor would have to earn to equal a Fund's tax-free yields. The tax-equivalent yield is calculated similarly to the yield, except that the yield is increased using a stated income tax rate to demonstrate the taxable yield necessary to produce an after-tax yield equivalent to a Fund's tax-free yield.

     Each of the above performance calculations may be based on investment at reduced sales charge levels or at net asset value. Any quotation of performance figures not reflecting the maximum sales charge or CDSC will be greater than if the maximum sales charge or CDSC were used. Each class of shares of a Fund has different expenses which will affect its performance.

                               GENERAL INFORMATION

     Organization. Multi-State Insured was organized as a Massachusetts business trust on October 30, 1985. The seventeen series of Multi-State Insured may be referred to as: First Investors Arizona Insured Tax Free Fund, First Investors California Insured Tax Free Fund, First Investors Connecticut Insured Tax Free Fund, First Investors Colorado Insured Tax Free Fund, First Investors Florida Insured Tax Free Fund, First Investors Georgia Insured Tax Free Fund, First Investors Maryland Insured Tax Free Fund, First Investors Massachusetts Insured Tax Free Fund, First Investors Michigan Insured Tax Free Fund, First Investors Minnesota Insured Tax Free Fund, First Investors Missouri Insured Tax Free Fund, First Investors New Jersey Insured Tax Free Fund, First Investors North Carolina Insured Tax Free Fund, First Investors Ohio Insured Tax Free Fund, First Investors Oregon Insured Tax Free Fund, First Investors Pennsylvania Insured Tax Free Fund and First Investors Virginia Insured Tax Free Fund.

     Multi-State Insured is authorized to issue shares of beneficial interest in such separate and distinct series and classes of shares as Multi-State Insured's Board of Trustees shall from time to time establish. The shares of beneficial interest of Multi-State Insured are presently divided into seventeen separate and distinct series. Multi-State Insured presently has two classes, designated

Class A shares and Class B shares. Each class of a Fund represents interests in the same assets of that Fund. Multi-State Insured does not hold annual shareholder meetings. If requested to do so by the holders of at least 10% of Multi-State Insured's outstanding shares, Multi-State Insured's Board of Trustees will call a special meeting of shareholders for any purpose, including the removal of Trustees. Each share of each Fund has equal voting rights except as noted.

     Custodian. The Bank of New York, 48 Wall Street, New York, NY 10286, is custodian of the securities and cash of each Fund.

     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer and dividend disbursing agent for each Fund and as redemption agent for regular redemptions. The Transfer Agent's telephone number is 1-800-423-4026.

     Share Certificates. The Funds do not issue certificates for Class B shares, The Funds, however, will issue share certificates for Class A shares at the shareholder's request. Ownership of shares of each Fund is recorded on a stock register by the Transfer Agent and shareholders have the same rights of ownership with respect to such shares as if certificates had been issued.

     Confirmations and Statements. You will receive confirmations of purchases and redemptions of shares of a Fund. Generally, confirmation statements will be sent to you following a transaction in the account, including payment of a dividend or capital gain distribution in additional shares or cash. However, systematic investments made through First Investors Money Line or automatic payroll deductions will only be confirmed in your monthly or quarterly statement, showing all transactions occurring during the period.

     Control Persons and Principal Holders of Securities. Virginia F. Fry, The Virginia F. Fry Trust, 45800 East 10th Street Space 1, Lancaster, CA 93535 and Verne L. Miller and Doris E. Miller, 5881 S. Crawford, Reedley, CA 93654 own 30.0% and 30.3%, respectively, of the Class B shares of the California Fund and may, therefore, be deemed to control this class of that Fund under the 1940 Act. Elden E. Coombs, 9577 S Deer Creek Canyon Rd., Littleton, CO 80127 owns 30.8% of the Class B shares of the Colorado Fund and may, therefore, be deemed to control this class of that Fund under the 1940 Act. Myrtle Eveland, 316 Polk Street #2, Anoka MN 55303 owns 100.0% of the Class B shares of the Minnesota Fund and may, therefore, be deemed to control this class of that Fund under the 1940 Act. Raymond Lankford and Yolanda Moore Lankford, 15 Terryhill Lane, St. Louis, MO 63131 own 77.6% of the Class B shares of the Missouri Fund and, may, therefore, be deemed to control this class of that Fund under the 1940 Act. Irene M. Knight and Suzanne Gagle, 1586 J. First St. NE, Massioon, OH 44646 own 35.5% of the Class B shares of the Ohio Fund and may, therefore, be deemed to control this class of that Fund under the 1940 Act.

     Shareholder Inquiries. Shareholder inquiries can be made by calling Shareholder Services at 1-800-423-4026.

     Annual and Semi-Annual Reports and Prospectuses to Shareholders. It is each Fund's practice to mail only one copy of its annual and semi-annual reports to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the reports will be mailed if requested in writing or by telephone by any shareholder. In addition, if the SEC adopts a currently pending proposed rule, it is the Funds' intention to mail only one copy of its Prospectus to any address at which more than one shareholder with the same last name has indicated that mail is to be delivered. Additional copies of the Prospectus will be mailed if requested in writing or by telephone by any shareholder.

     Year 2000. Like other mutual funds, the Funds could be adversely affected if the computer and other information processing systems used by the Adviser, Transfer Agent and other service providers are not properly programmed to process date-related information on and after January 1, 2000. Such systems typically have been programmed to use a two-digit number to represent the year for any date. As a result, computer systems could incorrectly misidentify "00" as 1900, rather than 2000, and make mistakes when performing operations. The Adviser and Transfer Agent are taking steps that they believe are reasonably designed to address the Year 2000 problem for computer and other systems used by them and are obtaining assurances that comparable steps are being taken by the Funds' other service providers. However, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Funds. Nor can the Funds estimate the extent of any impact.




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


                                TABLE OF CONTENTS
================================================================================

Fee Table......................................................................2
Financial Highlights...........................................................5
Investment Objectives and Policies............................................14
Alternative Purchase Plans....................................................23
How to Buy Shares.............................................................25
How to Exchange Shares........................................................29
How to Redeem Shares..........................................................30
Telephone Transactions........................................................32
Management....................................................................33
Distribution Plans............................................................33
Determination of Net Asset Value..............................................34
Dividends and Other Distributions.............................................35
Taxes.........................................................................36
Performance Information.......................................................41
General Information...........................................................42


Investment Adviser                                   Custodian
First Investors Management                           The Bank of New York
  Company, Inc.                                      48 Wall Street
95 Wall Street                                       New York, NY  10286
New York, NY  10005
                                 Transfer Agent
Underwriter                                          Administrative Data
First Investors Corporation                            Management Corp.
95 Wall Street                                       581 Main Street
New York, NY  10005                                  Woodbridge, NJ  07095-1198

Legal Counsel                                        Auditors
Kirkpatrick & Lockhart LLP                           Tait, Weller & Baker
1800 Massachusetts Avenue, N.W.                      8 Penn Center Plaza
Washington, D.C.  20036                              Philadelphia, PA  19103



This Prospectus is intended to constitute an offer by Multi-State Insured only of the securities of which it is the issuer and is not intended to constitute an offer by any Fund of the securities of any other Fund whose securities are also offered by this Prospectus. No Fund intends to make any representation as to the accuracy or completeness of the disclosure in this Prospectus relating to any other Fund. No dealer, salesman or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus or the Statement of Additional Information, and if given or made, such information and representation must not be relied upon as having been authorized by either Multi-State Insured, First Investors Corporation, or any affiliate thereof. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the shares offered hereby in any state to any person to whom it is unlawful to make such offer in such state.

First Investors
Multi-State
Insured Tax Free Fund
---------------------------

Arizona Fund                                Minnesota Fund
California Fund                             Missouri Fund
Colorado Fund                               Ohio Fund
Michigan Fund                               Oregon Fund
---------------------------

Prospectus

----------------------------

April 30, 1998

First Investors Logo

Logo is described as follows: the arabic numeral one separated into seven vertical segments followed by the words "First Investors."

Verticle line from top to bottom in center of page about 1/2 inch in thickness

The following language appears to the left of the above language in the printed piece:

The words "BULK RATE U.S. POSTAGE PAID PERMIT NO. 7379" in a box to the right of a circle containing the words "MAILED FROM ZIP CODE 11201" appears on the righthand side.

The following language appears on the lefthand side:

FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
95 WALL STREET
NEW YORK, NY 10005

First Investors Logo (as described above)
A MEMBER OF THE
FIRST INVESTORS
FINANCIAL NETWORK


FITF002

FIRST INVESTORS NEW YORK INSURED TAX FREE FUND, INC.

FIRST INVESTORS MULTI-STATE INSURED TAX FREE FUND
               Arizona Fund, California Fund, Colorado Fund, Connecticut Fund, Florida Fund, Georgia Fund, Maryland Fund, Massachusetts Fund, Michigan Fund, Minnesota Fund, Missouri Fund, New Jersey Fund, North Carolina Fund, Ohio Fund, Oregon Fund, Pennsylvania Fund, Virginia Fund


95 Wall Street                                                    1-800-423-4026
New York, New York 10005




                       Statement of Additional Information
                              dated April 30, 1998



     This is a Statement of Additional Information ("SAI") for First Investors New York Insured Tax Free Fund, Inc. ("New York Insured") and First Investors Multi-State Insured Tax Free Fund (collectively, the "Tax Free Funds"), each an open-end diversified management investment company. New York Insured consists of a single investment series and First Investors Multi-State Insured Tax Free Fund ("Multi-State Insured") consists of seventeen separate investment series (singularly, "Fund," and collectively, "Funds").

     New York Insured. The investment objective of New York Insured is to provide a high level of interest income that is exempt from Federal income tax, New York State, New York City personal income taxes and is not an item of tax preference for purposes of the Federal alternative minimum tax ("Tax Preference Item").

     Multi-State Insured. The investment objective of each Fund of Multi-State Insured is to achieve a high level of interest income that is exempt from Federal income tax and, to the extent indicated for a particular Fund, from state and local income taxes for residents of that state and is not a Tax Preference Item.

     There can be no assurance that any Fund will achieve its investment objective.


     This SAI is not a prospectus. It should be read in conjunction with the Prospectuses of the Funds dated April 30, 1998, which may be obtained free of cost from the Funds at the address or telephone number noted above.

TABLE OF CONTENTS                                                          Page

Investment Policies.....................................................     3
Hedging and Option Income Strategies....................................     8
Investment Restrictions.................................................    14
Insurance...............................................................    17
State Specific Risk Factors.............................................    19
Directors or Trustees and Officers......................................    64
Management..............................................................    67
Underwriter.............................................................    68
Distribution Plans......................................................    69
Determination of Net Asset Value........................................    72
Allocation of Portfolio Brokerage.......................................    72
Reduced Sales Charges, Additional Exchange and
  Redemption Information and Other Services.............................    73
Taxes...................................................................    79
Performance Information.................................................    90
General Information.....................................................    97
Appendix A..............................................................   106
Appendix B..............................................................   109
Appendix C..............................................................   109
Appendix D..............................................................   111
Financial Statements....................................................   117

                               INVESTMENT POLICIES


     Bond Market Concentration. Each Fund may invest more than 25% of its total assets in a particular segment of the municipal bond market, such as hospital revenue bonds, housing agency bonds, industrial development bonds, airport bonds and university dormitory bonds, during periods when one or more of these segments offer higher yields and/or profit potential. As of December 31, 1997, the percentage of assets of each Fund concentrated in a particular segment of the bond market is as follows:: Arizona Fund - 45.6% in general obligation bonds; Colorado Fund - 43.0% in general obligation bonds; Connecticut Fund - 31.9% in general obligation bonds and 21.1 in health care bonds; Florida Fund - 48.8% in utilities bonds; Georgia Fund - 32.8% in utilities bonds and 25.3% in general obligation bonds; Maryland Fund - 28.7% in general obligation bonds and 20.4% in health care bonds; Massachusetts Fund - 20.5% in general obligation bonds; 30.9% in health care bonds and 21.6% in utilities bonds, Michigan Fund - 54.4% in general obligation bonds; Minnesota Fund - 34.4% in general obligation bonds and 21.4% in health care bonds; Missouri Fund - 25.7% in health care bonds; New Jersey Fund - 25.9% in health care bonds; North Carolina Fund - 40.1% in general obligation bonds and24.1% in utilities bonds; Ohio Fund - 75.0% in general obligation bonds; Oregon Fund - 42.9% in general obligation bonds and 23.5% in utilities bonds; Pennsylvania Fund - 22.0% in general obligation bonds, 22.9% in health care bonds and 32.5% in utilities bonds, and Virginia Fund - 24.2% in utilities bonds.


     Certificates of Participation. The applicable Tax Free Fund's Board of Directors or Trustees (each, a "Board") has established guidelines for determining the liquidity of the certificates of participation ("COPs") in the applicable Tax Free Fund's portfolio and, subject to review by that Tax Free Fund's Board, has delegated that responsibility to the Adviser. Pursuant to these guidelines, the Adviser will consider (1) the frequency of trades and quotes for the security, (2) the number of dealers willing to purchase or sell the security and the number of other potential buyers, (3) the willingness of dealers to undertake to make a market in the security, (4) the nature of the marketplace, namely, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer, (5) the coverage of the obligation by new issue insurance, (6) the likelihood that the marketability of the obligation will be maintained through the time the security is held by a Fund, and (7) for unrated COPs, the COPs' credit status analyzed by the Adviser according to the factors reviewed by rating agencies.

     Detachable Call Options. Detachable call options are sold by issuers of municipal bonds separately from the municipal bonds to which the call options relate and permit the purchasers of the call options to acquire the municipal bonds at the call prices and call dates. In the event that interest rates drop, the purchaser could exercise the call option to acquire municipal bonds that yield above-market rates. Each Fund may acquire detachable call options relating to municipal bonds that the Fund already owns or will acquire in the immediate future and thereby, in effect, make such municipal bonds non-callable so long as the Fund continues to hold the detachable call option. Each Fund will consider detachable call options to be illiquid securities and they will be treated as such for purposes of certain investment limitation calculations.

     High Yield Securities. Although each Fund may invest up to 5% of its net assets in municipal bonds rated lower than Baa by Moody's Investors Service, Inc. ("Moody's") or BBB by Standard & Poor's Ratings Group ("S&P"), each Fund currently does not intend to purchase such municipal bonds. However, occasionally a Fund may hold in its portfolio a municipal bond that has had its rating downgraded. In each instance, such bonds will be covered by the insurance feature and thus considered to be of higher quality than high yield securities without an insurance feature. See "Insurance" for a detailed discussion of the insurance feature. Debt obligations rated lower than Baa by Moody's or BBB by S&P, commonly referred to as "junk bonds" are speculative and generally involve a higher risk or loss of principal and income than higher-rated securities ("High Yield Securities"). High Yield Securities are subject to certain risks that may not be present with investments in high grade securities. The prices of High Yield Securities tend to be less sensitive to interest rate changes than higher-rated investments, but may be more sensitive to adverse economic changes. A strong economic downturn or a substantial period of rising interest rates could severely affect the market for High Yield Securities.

     Municipal obligations that are high yield securities rated below investment grade ("Municipal High Yield Securities") are deemed by Moody's and S&P to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal and may involve major risk exposure to adverse conditions. "Municipal High Yield Securities," unless otherwise noted, include unrated securities deemed to be rated below investment grade by the Funds' investment adviser, First Investors Management Company, Inc. ("Adviser" or "FIMCO"). Ratings of Municipal High Yield Securities represent the rating agencies' opinions regarding their quality, are not a guarantee of quality and may be reduced after a Fund has acquired the security. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer's current financial condition may be better or worse than the rating indicates.

     Municipal High Yield Securities generally offer a higher current yield than higher grade issues. However, Municipal High Yield Securities involve higher risks, in that they are especially subject to adverse changes in the general economic conditions, in economic conditions of an issuer's geographic area and in the industries or activities in which the issuer is engaged. Municipal High Yield Securities are also especially sensitive to changes in the financial condition of the issuer and to price fluctuations in response to changes in interest rates. Accordingly, the yield on lower rated Municipal High Yield Securities will fluctuate over time. During periods of economic downturn or rising interest rates, municipal issuers may experience financial stress which could adversely affect their ability to make payments of principal and interest and increase the possibility of default.

     In addition, Municipal High Yield Securities are frequently traded only in markets where the number of potential purchasers and sellers, if any, is limited. This factor may limit a Fund's ability to acquire such securities and to sell such securities at their fair value in response to changes in the economy or the financial markets, especially for unrated Municipal High Yield Securities. Although unrated Municipal High Yield Securities are not necessarily of lower quality than rated Municipal High Yield Securities, the market for rated Municipal High Yield Securities generally is broader than that for unrated Municipal High Yield Securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of Municipal High Yield Securities, especially in a thinly traded market.

     Loans of Portfolio Securities. New York Insured may loan securities to qualified broker-dealers or other institutional investors provided: the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned (plus accrued interest or dividend), if any, the loan is terminable at will by the Fund, the Fund pays only reasonable custodian fees in connection with the loan, and the Adviser monitors the creditworthiness of the borrower throughout the life of the loan. Such loans may be terminated by the Fund at any time and the Fund may vote the proxies if a material event affecting the investment is to occur. The market risk applicable to any security loaned remains a risk of the Fund. The borrower must add to the collateral whenever the market value of the securities rises above the level of such collateral. The Fund could incur a loss if the borrower should fail financially at a time when the value of the loaned securities is greater than the collateral. The primary objective of such loaning function is to supplement the Fund's income through investment of the cash collateral in short-term interest bearing obligations. The Fund may make loans, together with illiquid securities, not in excess of 15% of its net assets.

     Repurchase Agreements. A repurchase agreement essentially is a short-term collateralized loan. The lender (a Fund) agrees to purchase a security from a borrower (typically a broker-dealer) at a specified price. The borrower simultaneously agrees to repurchase that same security at a higher price on a future date (which typically is the next business day). The difference between the purchase price and the repurchase price effectively constitutes the payment of interest. In a standard repurchase agreement, the securities which serve as collateral are transferred to a Fund's custodian bank. In a "tri-party" repurchase agreement, these securities would be held by a different bank for the benefit of the Fund as buyer and the broker-dealer as seller. In a "quad-party" repurchase agreement, the Fund's custodian bank also is made a party to the agreement. Each Fund may enter into repurchase agreements with banks which are members of the Federal Reserve System or securities dealers who are members of a national securities exchange or are market makers in government securities. The period of these repurchase agreements will usually be short, from overnight to one week, and at no time will a Fund invest in repurchase agreements with more than one year in time to maturity. The securities which are subject to repurchase agreements, however, may have maturity dates in excess of one year from the effective date of the repurchase agreement. Each Fund will always receive, as collateral, securities whose market value, including accrued interest, which will at all times be at least equal to 100% of the dollar amount invested by the Fund in each agreement, and the Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian. If the seller defaults, a Fund might incur a loss if the value of the collateral securing the repurchase agreement declines, and might incur disposition costs in connection with liquidating the collateral. In addition, if bankruptcy or similar proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 15% of such Fund's net assets would be invested in such repurchase agreements and other illiquid investments.

     Restricted Securities and Illiquid Investments. No Fund will purchase or otherwise acquire any security if, as a result, more than 15% of its net assets (taken at current value) would be invested in securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. This policy includes detachable call options and repurchase agreements maturing in more than seven days. This policy does not include restricted securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended ("1933 Act"), which each Tax Free Fund's Board or the Adviser has determined under Board-approved guidelines are liquid.

     Restricted securities which are illiquid may be sold only in privately negotiated transactions or in public offerings with respect to which a registration statement is in effect under the 1933 Act. Such securities include those that are subject to restrictions contained in the securities laws of other countries. Securities that are freely marketable in the country where they are principally traded, but would not be freely marketable in the United States, will not be subject to this 15% limit. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than prevailed when it decided to sell.

     In recent years, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including private placements, repurchase agreements, commercial paper, foreign securities and corporate bonds and notes. These instruments are often restricted securities because the securities are either themselves exempt from registration or sold in transactions not requiring registration. Institutional investors generally will not seek to sell these instruments to the general public, but instead will often depend on an efficient institutional market in which such unregistered securities can be readily resold or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions is not dispositive of the liquidity of such investments.

     Rule 144A under the 1933 Act establishes a "safe harbor" from the registration requirements of the 1933 Act for resales of certain securities to qualified institutional buyers. Institutional markets for restricted securities that might develop as a result of Rule 144A could provide both readily ascertainable values for restricted securities and the ability to liquidate an investment in order to satisfy share redemption orders. An insufficient number of qualified institutional buyers interested in purchasing Rule 144A-eligible securities held by a Fund, however, could affect adversely the marketability of such portfolio securities and a Fund might be unable to dispose of such securities promptly or at reasonable prices.

     Over-the-counter ("OTC") options and their underlying collateral are also considered illiquid investments. While the Funds have no intention of investing in options in the coming year, if any such Fund did, the assets used as cover for OTC options written by the Fund would not be considered illiquid unless the OTC options are sold to qualified dealers who agree that the Fund may repurchase any OTC option it writes at a maximum price to be calculated by a formula set forth in the option agreement. The cover for an OTC option written subject to this procedure would be considered illiquid only to the extent that the maximum repurchase price under the formula exceeds the intrinsic value of the option

     U.S. Government Obligations. Securities issued or guaranteed as to principal and interest by the U.S. Government include (1) U.S. Treasury obligations which differ only in their interest rates, maturities and times of issuance as follows: U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years), and U.S. Treasury bonds (generally maturities of greater than ten years); and (2) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are backed by the full faith and credit of the United States, such as securities issued by the Federal Housing Administration, Government National Mortgage Association, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Maritime Administration and certain securities issued by the Farmers Home Administration and the Small Business Administration. The range of maturities of U.S. Government Obligations is usually three months to thirty years.


     When-Issued Securities. Each Fund may invest up to 25% of its net assets in securities issued on a when-issued or delayed delivery basis, which involves an arrangement whereby delivery of, and payment for, the instruments occur up to 45 days after the agreement to purchase the instruments is made by a Fund. The purchase price to be paid by a Fund and the interest rate on the instruments to be purchased are both selected when the Fund agrees to purchase the securities on a "when-issued" basis. A Fund generally would not pay for such securities or start earning interest on them until they are issued or received. However, when a Fund purchases debt obligations on a when-issued basis, it assumes the risks of ownership, including the risk of price fluctuation, at the time of purchase, not at the time of receipt. Failure of the issuer to deliver a security purchased by a Fund on a when-issued basis may result in such Fund incurring a loss or missing an opportunity to make an alternative investment. When a Fund enters into a commitment to purchase securities on a when-issued basis, it establishes a separate account on its books and records or with its custodian consisting of cash, U.S. Government securities or other liquid high-grade debt securities equal to the amount of the Fund's commitment, which are valued at their fair market value. If on any day the market value of this segregated account falls below the value of the Fund's commitment, the Fund will be required to deposit additional cash or qualified securities into the account until equal to the value of the Fund's commitment. When the securities to be purchased are issued, a Fund will pay for the securities from available cash, the sale of securities in the segregated account, sales of other securities and, if necessary, from sale of the when-issued securities themselves although this is not ordinarily expected. Securities purchased on a when-issued basis are subject to the risk that yields available in the market, when delivery takes place, may be higher than the rate to be received on the securities a Fund is committed to purchase. Sale of securities in the segregated account or sale of the when-issued securities may cause the realization of a capital gain or loss.

     Zero Coupon Securities. Each Fund may invest in zero coupon municipal securities. Zero coupon securities are debt obligations that do not entitle the holder to any periodic payment of interest prior to maturity or a specified date when the securities begin paying current interest. They are issued and traded at a discount from their face amount or par value, which discount varies depending on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. Original issue discount earned each year on zero coupon securities must be accounted for by the Fund that holds the securities for purposes of determining the amount it must distribute that year to continue to qualify for tax treatment as a regulated investment company. See "Taxes." Thus, a Fund may be required to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. A Fund will not be able to purchase additional income-producing securities with cash used to make such distributions, and its current income ultimately could be reduced as a result. The market prices of zero coupon securities generally are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than do other types of debt securities having similar maturities and credit quality.


     Portfolio Turnover. The Adviser manages each Fund's portfolio by the purchase and sale of securities with a view to achieving its investment objective. Securities are purchased and sold in response to their current yields and evaluation of an issuer's ability to meet its debt obligations in the future and assessment of future changes in the levels of the interest rates on municipal bonds of varying maturities. Although each Fund has no current intention of purchasing securities for this purpose, each Fund may engage to a limited extent in short-term trading consistent with its investment objective and policies (to secure higher income, to preserve capital or to upgrade the quality of bonds held). A portfolio turnover rate of 100% would occur, for example, if all the securities in a Fund's portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were replaced in a single year. A high rate of portfolio turnover (100% or more) generally leads to transaction costs and may result in a greater number of taxable transactions. See "Allocation of Portfolio Brokerage."


     For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rate for New York Insured was 53% and 24%, respectively. For the fiscal years ended December 31, 1996 and 1997, the portfolio turnover rate for each Fund of Multi-State Insured was as follows:

                                      Fiscal Year                Fiscal Year
                                         Ended                      Ended
                                   December 31, 1996          December 31, 1997
                                   -----------------          -----------------

      Arizona Fund                         27%                       47%
      California Fund                      30                        46
      Colorado Fund                        20                        39
      Connecticut Fund                     15                        14
      Florida Fund                         55                        19
      Georgia Fund                         37                        21
      Maryland Fund                        13                        35
      Massachusetts Fund                   45                        28
      Michigan Fund                        43                        32
      Minnesota Fund                       49                        15
      Missouri Fund                        15                        12
      New Jersey Fund                      35                        22
      North Carolina Fund                  43                        30
      Ohio Fund                            33                        25
      Oregon Fund                          21                        32
      Pennsylvania Fund                    42                        37
      Virginia Fund                        30                        10


                      HEDGING AND OPTION INCOME STRATEGIES

     The Adviser may engage in certain options and futures strategies to hedge each Fund's portfolio, in other circumstances permitted by the Commodities Futures Trading Commission ("CFTC") and engage in certain options strategies to enhance income. The instruments described below are sometimes referred to collectively as "Hedging Instruments." Certain special characteristics of and risks associated with using Hedging Instruments are discussed below. In addition to the non-fundamental investment guidelines (described below) adopted by each Tax Free Fund's Board to govern each Fund's investments in Hedging Instruments, use of these instruments is subject to the applicable regulations of the Securities and Exchange Commission ("SEC"), the several options and futures exchanges upon which options and futures contracts are traded and the CFTC.

     Participation in the options or futures markets involves investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's prediction of movements in the direction of the securities and interest rate markets are inaccurate, the adverse consequences to a Fund may leave the Fund in a worse position than if such strategies were not used. A Fund might not employ any of the strategies described below, and there can be no assurance that any strategy will succeed. The use of these strategies involve certain special risks, including (1) dependence on the Adviser's ability to predict correctly movements in the direction of interest rates and securities prices, (2) imperfect correlation between the price of options, futures contracts and options thereon and movements in the prices of the securities being hedged, (3) the fact that skills needed to use these strategies are different from those needed to select portfolio securities, and (4) the possible absence of a liquid secondary market for any particular instrument at any time.

     Although each Fund may engage in the strategies listed below, they intend only to engage in transactions involving futures contracts and options thereon.

     Cover for Hedging and Option Income Strategies. No Fund will use leverage in its hedging and option income strategies. No Fund will enter into a hedging or option income strategy that exposes the Fund to an obligation to another party unless it owns either (1) an offsetting ("covered") position in securities or other options or futures contracts or (2) cash and/or other liquid assets with a value sufficient at all times to cover its potential obligations. Each Fund will comply with guidelines established by the SEC with respect to coverage of hedging and option income strategies by mutual funds and, if required, will set aside cash and/or liquid assets in a segregated account with its custodian in the prescribed amount. Securities or other options or futures positions used for cover and assets held in a segregated account cannot be sold or closed out while the hedging or option income strategy is outstanding unless they are replaced with similar assets. As a result, there is a possibility that the use of cover or segregation involving a large percentage of a Fund's assets could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     Options Strategies. Each Fund may purchase call options on securities that the Adviser intends to include in its portfolio in order to fix the cost of a future purchase. Call options also may be used as a means of participating in an anticipated price increase of a security. In the event of a decline in the price of the underlying security, use of this strategy would serve to limit the Fund's potential loss to the option premium paid; conversely, if the market price of the underlying security increases above the exercise price and a Fund either sells or exercises the option, any profit eventually realized will be reduced by the premium. Each Fund may purchase put options in order to hedge against a decline in the market value of securities held in its portfolio. The put option enables a Fund to sell the underlying security at the predetermined exercise price; thus the potential for loss to the Fund below the exercise price is limited to the option premium paid. If the market price of the underlying security is higher than the exercise price of the put option, any profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put option may be sold.

     Each Fund may write covered call options on securities to increase income in the form of premiums received from the purchasers of the options. Because it can be expected that a call option will be exercised if the market value of the underlying security increases to a level greater than the exercise price, a Fund will write covered call options on securities generally when the Adviser believes that the premium received by the Fund, plus anticipated appreciation in the market price of the underlying security up to the exercise price of the option, will be greater than the total appreciation in the price of the security. The strategy may be used to provide limited protection against a decrease in the market price of the security in an amount equal to the premium received for writing the call option less any transaction costs. Thus, if the market price of the underlying security held by a Fund declines, the amount of such decline will be offset wholly or in part by the amount of the premium received by the Fund. If, however, there is an increase in the market price of the underlying security and the option is exercised, the Fund will be obligated to sell the security at less than its market value. A Fund gives up the ability to sell the portfolio securities used to cover the call option while the call option is outstanding. Such securities may also be considered illiquid in the case of OTC options written by a Fund, to the extent described under "Investment Policies--Restricted Securities and Illiquid Investments" and therefore subject to each Fund's limitation on investments in illiquid securities. In addition, a Fund could lose the ability to participate in an increase in the value of such securities above the exercise price of the call option because such an increase would likely be offset by an increase in the cost of closing out the call option (or could be negated if the buyer chose to exercise the call option at an exercise price below the securities' current market value).

     Each Fund may write put options. A put option gives the purchaser of the option the right to sell, and the writer (seller) the obligation to buy, the underlying security at the exercise price during the option period. So long as the obligation of the writer continues, the writer may be assigned an exercise notice by the broker-dealer through which such option was sold, requiring it to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects, including their related risks and rewards, is substantially identical to that of call options. A Fund may write covered put options in circumstances when the Adviser believes that the market price of the securities will not decline below the exercise price less the premiums received. If the put option is not exercised, a Fund will realize income in the amount of the premium received. This technique could be used to enhance current return during periods of market uncertainty. The risk in such a transaction would be that the market price of the underlying security would decline below the exercise price less the premiums received, in which case the Fund would expect to suffer a loss.

     Currently, options on debt securities are primarily traded on the OTC market. OTC options are contracts between a Fund and the opposite party with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the dealer from which it has purchased the OTC option to make or take delivery of the securities underlying the option. Failure by the dealer to do so would result in the loss of the premium paid by the Fund as well as the loss of the expected benefit of the transaction.

     Options Guidelines. In view of the risks involved in using options, each Tax Free Fund's Board has adopted the following non-fundamental investment guidelines to govern a Fund's use of options that may be modified by each Board without shareholder vote: (1) options will be purchased or written only when the Adviser believes that there exists a liquid secondary market in such options; and (2) a Fund may purchase a put or call option if the value of the option's premium, when aggregated with the premiums on all other options held by such Fund, exceeds 5% of that Fund's total assets. This does not limit a Fund's assets at risk to 5%.

     Special Characteristics and Risks of Options Trading. Each Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. If a Fund wishes to terminate its obligation to sell securities under a put or call option it has written, the Fund may purchase a put or call option of the same series (that is, an option identical in its terms to the put or call option previously written); this is known as a closing purchase transaction. Conversely, in order to terminate its right to purchase or sell specified securities under a call or put option it has purchased, a Fund may write an option of the same series as the option held; this is known as a closing sale transaction. Closing transactions essentially permit a Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. Whether a profit or loss is realized from a closing transaction depends on the price movement of the underlying security and the market value of the option.

     The value of an option position will reflect, among other things, the current market price of the underlying security, the time remaining until expiration, the relationship of the exercise price to the market price, the historical price volatility of the underlying security and general market conditions. For this reason, the successful use of options depends upon the Adviser's ability to forecast the direction of price fluctuations in the underlying securities.

     Options normally have expiration dates of up to nine months. Unless an option purchased by a Fund is exercised or unless a closing transaction is effected with respect to that position, a loss will be realized in the amount of the premium paid and any transaction costs.

     Closing transactions may be effected with respect to options traded in the OTC markets (currently the primary markets for options on debt securities) only by negotiating directly with the other party to the option contract or in a secondary market for the option if such market exists. Although a Fund will enter into OTC options only with dealers that agree to enter into, and that are expected to be capable of entering into, closing transactions with a Fund, there is no assurance that the Fund will be able to liquidate an OTC option at a favorable price at any time prior to expiration. In the event of insolvency of the opposite party, a Fund may be unable to liquidate an OTC option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that a Fund would have to exercise those options that it has purchased in order to realize any profit. With respect to options written by a Fund, the inability to enter into a closing transaction may result in material losses to the Fund. For example, because a Fund must maintain a covered position with respect to any call option it writes, the Fund may not sell the underlying assets used to cover an option during the period it is obligated under the option. This requirement may impair a Fund's ability to sell a portfolio security or make an investment at a time when such a sale or investment might be advantageous.

     A Fund's activities in the options markets may result in a higher portfolio turnover rate and additional brokerage costs; however, a Fund also may save on commissions by using options as a hedge rather than buying or selling individual securities in anticipation or as a result of market movements.

     Futures Strategies. Each Fund may engage in futures strategies to attempt to reduce the overall investment risk that would normally be expected to be associated with ownership of the securities in which it invests.

     Each Fund may use financial futures contracts and options thereon to hedge the debt portion of its portfolio against changes in the general level of interest rates. A Fund may purchase a financial futures contract when it intends to purchase debt securities but has not yet done so. This strategy may minimize the effect of all or part of an increase in the market price of those securities because a rise in the price of the securities prior to their purchase may either be offset by an increase in the value of the futures contract purchased by the Fund or avoided by taking delivery of the debt securities under the futures contract. Conversely, a fall in the market price of the underlying debt securities may result in a corresponding decrease in the value of the futures position. A Fund may sell a financial futures contract in order to continue to receive the income from a debt security, while endeavoring to avoid part or all of the decline in the market value of that security that would accompany an increase in interest rates.

     Each Fund may purchase a call option on a financial futures contract to hedge against a market advance in debt securities that the Fund plans to acquire at a future date. A Fund also may write covered call options on financial futures contracts as a partial hedge against a decline in the price of debt securities held in the Fund's portfolio or purchase put options on financial futures contracts in order to hedge against a decline in the value of debt securities held in the Fund's portfolio.

     Each Fund will use futures contracts and options thereon solely in bona fide hedging transactions or under other circumstances permitted by the CFTC.

     Futures Guidelines. In view of the risks involved in using futures strategies described below, each Tax Exempt Fund's Board has adopted non-fundamental investment guidelines to govern the use of such investments by the Fund that may be modified by each Board without shareholder vote. In the event a Fund enters into futures contracts or options thereon other than for bona fide hedging purposes (as defined by the CFTC), the aggregate margin deposits on all outstanding futures contracts positions held by a Fund and premiums paid on outstanding futures contracts, after taking into account unrealized profits and losses, will not exceed 5% of a Fund's total assets, or enter into any futures contracts or related options if the aggregate amount of a Fund's commitments under outstanding futures contracts positions and related options written by a Fund would exceed the market value of a Fund's total assets. This does not limit a Fund's assets at risk to 5%. The value of all futures sold will not exceed the total market value of a Fund's portfolio. In addition, each Fund may not purchase financial futures contracts if immediately thereafter more than 30% of its total assets would be so invested.

     Special Characteristics and Risks of Futures Trading. No price is paid upon entering into futures contracts. Instead, upon entering into a futures contract, a Fund is required to deposit with its custodian in a segregated account in the name of the futures broker through which the transaction is effected an amount of cash, U.S. Government securities or other liquid, high-grade debt instruments generally equal to 3%-5% of the contract value. This amount is known as "initial margin." When writing a put or call option on a futures contract, margin also must be deposited in accordance with applicable exchange rules. Initial margin on futures contracts is in the nature of a performance bond or good-faith deposit that is returned to a Fund upon termination of the transaction, assuming all obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Additionally, initial margin requirements may be increased generally in the future by regulatory action. Subsequent payments, called "variation margin," to and from the broker, are made on a daily basis as the value of the futures position varies, a process known as "marking to market." Variation margin does not involve borrowing to finance the futures transactions, but rather represents a daily settlement of a Fund's obligation to or from a clearing organization. Each Fund is also obligated to make initial and variation margin payments when it writes options on futures contracts.

     Holders and writers of futures positions and options thereon can enter into offsetting closing transactions, similar to closing transactions on options on securities, by selling or purchasing, respectively, a futures position or options position with the same terms as the position or option held or written. Positions in futures contracts and options thereon may be closed only on an exchange or board of trade providing a secondary market for such futures or options.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or related option may vary either up or down from the previous day's settlement price. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because prices could move to the daily limit for several consecutive trading days with little or no trading and thereby prevent prompt liquidation of unfavorable positions. In such event, it may not be possible for a Fund to close a position and, in the event of adverse price movements the Fund would have to make daily cash payments of variation margin (except in the case of purchased options). However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the contracts and thus provide an offset to losses on the contracts.

     Successful use by a Fund of futures contracts and related options will depend upon the Adviser's ability to predict movements in the direction of the overall securities and interest rate markets, which requires different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures contracts relate not to the current price level of the underlying instrument but to the anticipated levels at some point in the future. There is, in addition, the risk that the movements in the price of the futures contract or related option will not correlate with the movements in prices of the securities being hedged. In addition, if a Fund has insufficient cash, it may have to sell assets from its portfolio to meet daily variation margin requirements. Any such sale of assets may or may not be made at prices that reflect the rising market. Consequently, a Fund may need to sell assets at a time when such sales are disadvantageous to the Fund. If the price of the futures contract or related option moves more than the price of the underlying securities, a Fund will experience either a loss or a gain on the futures contract or related option, that may or may not be completely offset by movements in the price of the securities that are the subject of the hedge.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between price movements in the futures or related option position and the securities being hedged, movements in the prices of futures contracts and related options may not correlate perfectly with movements in the prices of the hedged securities because of price distortions in the futures market. As a result, a correct forecast of general market trends may not result in successful hedging through the use of futures contracts and related options over the short term.

     Positions in futures contracts may be closed out only on an exchange or board of trade that provides a secondary market for such futures contracts or related options. Although each Fund intends to purchase or sell futures and related options only on exchanges or boards of trade where there appears to be a liquid secondary market, there is no assurance that such a market will exist for any particular contract or option at any particular time. In such event, it may not be possible to close a futures or option position and, in the event of adverse price movements, a Fund would continue to be required to make variation margin payments.

     Like options on securities, options on futures contracts have a limited life. The ability to establish and close out options on futures will be subject to the development and maintenance of liquid secondary markets on the relevant exchanges or boards of trade. There can be no certainty that liquid secondary markets for all options on futures contracts will develop.

     Purchasers of options on futures contracts pay a premium in cash at the time of purchase. This amount and the transaction costs are all that is at risk. Sellers of options on a futures contract, however, must post initial margin and are subject to additional margin calls that could be substantial in the event of adverse price movements. In addition, although the maximum amount at risk when a Fund purchases an option is the premium paid for the option and the transaction costs, there may be circumstances when the purchase of an option on a futures contract would result in a loss to the Fund when the use of a futures contract would not.

     Each Fund's activities in the futures and related options markets may result in a higher portfolio turnover rate and additional transaction costs in the form of added brokerage commissions; however, the Fund also may save on commissions by using futures and related options as a hedge rather than buying or selling individual securities or currencies in anticipation or as a result of market movements.

                             INVESTMENT RESTRICTIONS

     The investment restrictions set forth below have been adopted by the respective Fund and, unless identified as non-fundamental policies, may not be changed without the approval of a vote of a majority of the outstanding voting securities of that Fund. As provided in the Investment Company Act of 1940, as amended ("1940 Act"), a "vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund or (2) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy. Except with respect to borrowing, changes in values of a Fund's assets will not cause a violation of the following investment restrictions so long as percentage restrictions are observed by that Fund at the time it purchases any security.

     New York Insured. New York Insured will not:

     (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of the Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     (2) Make loans, except by purchase of debt obligations and through repurchase agreements. However, the Fund's Board of Directors may, on the request of broker-dealers or other institutional investors which they deem qualified, authorize the Fund to loan securities to cover the borrower's short position; provided, however, the borrower pledges to the Fund and agrees to maintain at all times with the Fund cash collateral equal to not less than 100% of the value of the securities loaned; and, further provided, that such loans will not be made if the value of all such loans, repurchase agreements maturing in more than seven days and other illiquid assets is greater than an amount equal to 15% of the Fund's net assets.

     (3) Invest more than 25% of the Fund's total assets (taken at current value) in the obligations of one or more issuers having their principal business activities in the same industry.

     (4) Purchase a Municipal Instrument unless it is an Insured Municipal Instrument, or is already insured by a policy of insurance or, as to uninsured municipal commercial paper or municipal notes, is supported by a letter of credit or other similar guarantee obtained by the issuer or underwriter thereof.

     (5) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

     (6) Buy or sell real estate or interests in oil, gas or mineral exploration, or issue senior securities (as defined in the 1940 Act); provided, however, the Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

     The Fund has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. The restrictions provide that the Fund will not:

     (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Directors, or the Fund's investment adviser acting pursuant to authority delegated by the Directors, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent the Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

     (3) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by the Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of the Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of the Fund's commitments under outstanding futures contracts positions and options on future contracts written by the Fund would exceed the market value of the total assets of the Fund.

     (4) Pledge assets, except that the Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided the Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with the Fund's use of options, futures contracts or options on futures contracts.

     (5) Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

     (6) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

     (7) With respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, (a) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (b) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     (8) Invest in the securities of other investment companies or investment trusts except to the extent permitted by law.

     Multi-State Insured. Each Fund of Multi-State Insured will not:

     (1) Borrow money except for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 5% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed 5% of the value of a Fund's total assets by reason of a decline in net assets will be reduced within three business days to the extent necessary to comply with the 5% limitation. This policy shall not prohibit deposits of assets to provide margin or guarantee positions in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments or the segregation of assets in connection with such transactions.

     (2) Purchase, as to 75% of each Fund's total assets (taken at current value), the securities of any issuer (other than the U.S. Government) if, as a result thereof, more than 5% of the total assets of such Fund would be invested in the securities of such issuer. When the assets and revenues of an agency, instrumentality or political subdivision issuing a Municipal Instrument or other security are distinct from the assets and revenues of the government which created the issuing entity, and the Municipal Instrument is supported by the issuing entity's assets and revenues, the issuing entity is deemed to be the sole issuer of the Municipal Instrument or security. If an industrial development bond is supported only by the payments of the nongovernmental beneficiary of the industrial development bond, then such nongovernmental entity is deemed to be the sole issuer. With respect to pre-refunded bonds, the Adviser considers an escrow account to be the issuer of such bonds when the escrow account consists solely of U.S. Government obligations fully substituted for the obligation of the issuing municipality.

     (3) Purchase the securities of any issuer (other than the U.S. Government) if, as a result thereof, any Fund would hold more than 10% of any class of securities (including any class of voting securities) of such issuer.

     (4) Purchase the securities of an issuer if such purchase, at the time thereof, would cause more than 5% of the value of the total assets of any Fund to be invested in securities of issuers which, including predecessors, have a record of less than three years' continuous operation.

     (5) Purchase the securities of other investment companies or investment trusts, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (6) Underwrite securities issued by other persons except to the extent that, in connection with the disposition of its portfolio investments, it may be deemed to be an underwriter under Federal securities laws.

     (7) Buy or sell real estate or interests in oil, gas or mineral exploration, or senior securities (as defined in the 1940 Act); provided, however, each Fund may invest in Municipal Instruments secured by real estate or interests in real estate.

     (8) Make loans, except by purchase of debt obligations, publicly distributed bonds or debentures (which are not considered loans), and through repurchase agreements.

     Multi-State Insured, on behalf of the Funds, has adopted the following non-fundamental investment restrictions, which may be changed without shareholder approval. They provide that each Fund will not:

     (1) Purchase any security if, as a result, more than 15% of its net assets would be invested in illiquid securities, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and any securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market. The Trustees, or the Funds' investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, or any other applicable rule, and therefore that such securities are not subject to the foregoing limitation.

     (2) Purchase or sell physical commodities unless acquired as a result of ownership of securities (but this restriction shall not prevent each Fund from purchasing or selling options, futures contracts, caps, floors and other derivative instruments, engaging in swap transactions or investing in securities or other instruments backed by physical commodities).

     (3) Enter into futures contracts or options on futures contracts if immediately thereafter the aggregate margin deposits on all outstanding futures contracts positions held by a Fund and premiums paid on outstanding options on futures contracts, after taking into account unrealized profits and losses, would exceed 5% of the market value of the total assets of such Fund, or enter into any futures contracts or options on futures contracts if the aggregate amount of a Fund's commitments under outstanding futures contracts positions and options on future contracts written by such Fund would exceed the market value of the total assets of such Fund.

     (4) Pledge assets, except that a Fund may pledge its assets to secure borrowings made in accordance with fundamental investment restriction (1) above, provided such Fund maintains asset coverage of at least 300% for pledged assets; provided, however, this limitation will not prohibit escrow, collateral or margin arrangements in connection with a Fund's use of options, futures contracts or options on futures contracts.

     (5) Purchase securities on margin, except that a Fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments and other deposits made in connection with transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments shall not be deemed to constitute purchasing securities on margin.

     (6) Sell securities short, unless it owns or has the right to obtain securities, without additional consideration, equivalent in kind and amount to the securities sold short, and provided that transactions in options, futures contracts, swaps, forward contracts, and other derivative instruments are not deemed to constitute selling securities short.

                                    INSURANCE

     The municipal bonds in each Fund's portfolio will be insured as to their scheduled payments of principal and interest at the time of purchase either (1) under a Mutual Fund Insurance Policy written by an independent insurance company; (2) under an insurance policy obtained subsequent to a municipal bond's original issue (a "Secondary Market Insurance Policy"); or (3) under an insurance policy obtained by the issuer or underwriter of such municipal bond at the time of original issuance (a "New Issue Insurance Policy"). An insured municipal bond in a Fund's portfolio typically will be covered by only one of the three policies. For instance, if a municipal bond is already covered by a New Issue Insurance Policy or a Secondary Market Insurance Policy, then that security will not be additionally insured under the Mutual Fund Insurance Policy.

     Each Tax Free Fund has purchased a Mutual Fund Insurance Policy ("Policy") from AMBAC Assurance Corporation ("AMBAC"), a Wisconsin stock insurance company, with its principal executive offices in New York City. The Policy guarantees the payment of principal and interest on municipal bonds purchased by a Fund which are eligible for insurance under the Policy. Municipal bonds are eligible for insurance if they are approved by AMBAC prior to their purchase by a Fund. AMBAC furnished each Fund with an approved list of municipal bonds at the time the Policy was issued and subsequently provides amended and modified lists of this type at periodic intervals. AMBAC may withdraw particular securities from the approved list and may limit the aggregate amount of each issue or category of municipal bonds therein, in each case by notice to a Fund prior to the entry by the Fund of an order to purchase a specific amount of a particular security otherwise eligible for insurance under the Policy. The approved list merely identifies issuers whose issues may be eligible for insurance and does not constitute approval of, or a commitment by, AMBAC to insure such securities. In determining eligibility for insurance, AMBAC has applied its own standards which correspond generally to the standard it normally uses in establishing the insurability of new issues of municipal bonds and which are not necessarily the criteria which would be used in regard to the purchase of municipal bonds by a Fund. The Policy does not insure: (1) obligations of, or securities guaranteed by, the United States of America or any agency or instrumentality thereof; (2) municipal bonds which were insured as to payment of principal and interest at the time of their issuance; (3) municipal bonds purchased by a Fund at a time when they were ineligible for insurance; (4) municipal bonds which are insured by insurers other than AMBAC; and (5) municipal bonds which are no longer owned by a Fund. AMBAC has reserved the right at any time, upon 90 days' prior written notice to a Fund, to refuse to insure any additional municipal bonds purchased by a Fund, on or after the effective date of such notice. If AMBAC so notifies a Fund, the Fund will attempt to replace AMBAC with another insurer. If another insurer cannot be found to replace AMBAC, the Fund will ask its shareholders to approve continuation of its business without insurance.

     In the event of nonpayment of interest or principal when due, in respect of an insured municipal bond, AMBAC is obligated under the Policy to make such payment not later than 30 days after it has been notified by a Fund that such nonpayment has occurred (but not earlier than the date such payment is due). AMBAC, as regards insurance payments it may make, will succeed to the rights of a Fund. Under the Policy, a payment of principal on an insured municipal bond is due for payment when the stated maturity date has been reached, which does not include any earlier due date by reason of redemption, acceleration or other advancement of maturity or extension or delay in payment by reason of governmental action.

     The Policy does not guarantee the market value or yield of the insured municipal bonds or the net asset value or yield of a Fund's shares. The Policy will be effective only as to insured municipal bonds owned by a Fund. In the event of a sale by a Fund of a municipal bond insured under the Policy, the insurance terminates as to such municipal bond on the date of sale. If an insured municipal bond in default is sold by a Fund, AMBAC is liable only for those payments of interest and principal which are then due and owing and, after making such payments, AMBAC will have no further obligations to a Fund in respect of such municipal bond. It is the intention of each Fund, however, to retain any insured securities which are in default or in significant risk of default and to place a value on the defaulted securities equal to the value of similar insured securities which are not in default. While a defaulted bond is held by a Fund, the Fund continues to pay the insurance premium thereon but also collects interest payments from the insurer and retains the right to collect the full amount of principal from the insurer when the municipal bond comes due. See "Determination of Net Asset Value" for a more complete description of the Funds' method of valuing securities in default and securities which have a significant risk of default.

     Each Tax Free Fund may purchase a Secondary Market Insurance Policy from an independent insurance company rated in the top rating category by S&P, Moody's, Fitch IBCA, Inc. ("Fitch") or any other nationally recognized rating organization which insures a particular bond for the remainder of its term at a premium rate fixed at the time such bond is purchased by a Fund. It is expected that these premiums will range from 1% to 5% of par value. Such insurance coverage will be noncancellable and will continue in force so long as such bond so insured is outstanding. Each Fund may also purchase municipal bonds which are already insured under a Secondary Market Insurance Policy. A Secondary Market Insurance Policy could enable a Fund to sell a municipal bond to a third party as an AAA/Aaa rated insured municipal bond at a market price higher than what otherwise might be obtainable if the security were sold without the insurance coverage. (Such rating is not automatic, however, and must specifically be requested for each bond.) Any difference between the excess of a bond's market value as an AAA/Aaa rated bond over its market value without such rating and the single premium payment would inure to a Fund in determining the net capital gain or loss realized by a Fund upon the sale of the bond.

     In addition to the contract of insurance relating to each Fund, there is a contract of insurance between AMBAC and Executive Investors Trust, between AMBAC and First Investors Series Fund and between AMBAC and First Investors Insured Tax Exempt Fund, Inc. Otherwise, neither AMBAC nor any affiliate thereof, has any material business relationship, direct or indirect, with the Funds.


     AMBAC is a Wisconsin-domiciled stock insurance corporation regulated by the Office of the Commissioner of Insurance of the State of Wisconsin and licensed to do business in 50 states, the District of Columbia, the Territory of Guam and the Commonwealth of Puerto Rico, with admitted assets of approximately $2,879,000,000 (unaudited) and statutory capital of approximately $1,656,000,000. (unaudited) as of December 31, 1997. Statutory capital consists of AMBAC's policyholders' surplus and statutory contingency reserve. S&P, Moody's and Fitch. have each assigned a triple-A claims-paying ability rating to AMBAC.


     AMBAC has obtained a ruling from the Internal Revenue Service to the effect that the insuring of an obligation by AMBAC will not affect the treatment for Federal income tax purposes of interest on such obligation and that insurance proceeds representing maturing interest paid by AMBAC under policy provisions substantially identical to those contained in its municipal bond insurance policy shall be treated for Federal income tax purposes in the same manner as if such payments were made by the issuer of the municipal bonds.

     AMBAC makes no representation regarding the municipal bonds included in the investment portfolio of each Fund or the advisability of investing in such municipal bonds and makes no representation regarding, nor has it participated in the preparation of, the Prospectuses and this Statement of Additional Information.

     The information relating to AMBAC contained above has been furnished by AMBAC. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information, subsequent to the date hereof.

                           STATE SPECIFIC RISK FACTORS

     Set forth below is additional discussion of risk factors to the discussion in the Prospectus with respect to some of the Fund that invest primarily in obligations of issuers from a particular state. Neither Multi-State Insured nor New York Insured have independently verified this information.


     Risk Factors for the Arizona Fund. Arizona's economy continues on a path of strong growth. Economists at Arizona State University project that the pace may slow slightly, but no signs of any serious imbalances are present. Arizona's economy has been strengthened by five consecutive years of substantial tax reductions, and Arizona is among the fastest growing states. The state's population increased by approximately 22% during the 6-year period from 1990 to 1996. During

1997, Arizona's population was estimated at approximately 4.5 million. Homebuilding and commercial construction is extremely strong, and Phoenix now ranks as the sixth largest city in the United States with a population of approximately 1.2 million. This growth in population will require corresponding increases in revenues of Arizona issuers to meet increased demands for infrastructure development and various services, and the performance of the State's economy will be critical to providing such increased revenues.

     Arizona's economy relies in part on services, construction, manufacturing dominated by electrical, transportation and military equipment, high technology, government, tourism, and the military. The Arizona economy has generally performed above the national average in recent years. State unemployment rates have remained generally comparable to the national average in recent years. Arizona has held a steady position among the top five states in employment growth since May 1993. In August 1997, Arizona's rate of job creation ranked third in the nation. Arizona's personal income increased approximately 7.3 percent in 1997. Although Arizona's economy is continuing to expand, restrictive government spending, a decline in the construction sector, and resizing of the defense industry are expected to restrain the pace of expansion. The condition of the national economy will continue to be a significant factor influencing Arizona's economy.

     Arizona is required by law to maintain a balanced budget. To achieve this objective, the State has, in the past, utilized a combination of spending reductions and tax increases. Although personal income taxes have been cut by 28%, at the end of 1997 the state had a budget surplus of approximately $900 million.

     With respect to issuers of the securities in which the Arizona Fund will invest, Arizona's state constitution limits the amount of debt payable from general tax revenue that may be contracted by the State to $350,000. However, certain other issuers have the power to issue obligations payable from a source of revenue that affects the whole or large portions of the State. For example, the Transportation Board of the State of Arizona Department of Transportation may issue obligations for highways that are paid from revenues generated from, among other sources, state gasoline taxes. Salt River Project Agricultural & Improvement District, an agricultural improvement district that operates the Salt River Project (a Federal reclamation project and an electrical system that generates, purchases, and distributes electric power to residential, commercial, industrial, and agricultural power users in a 2,900 square-mile service area around Phoenix), may issue obligations payable from a number of sources.

     Arizona's state constitution also restricts the debt payable from general tax revenues of certain of the State's political subdivisions and municipal corporations. No county, city, town, school district, or other municipal corporation of the State may for any purpose become indebted in any manner in an amount exceeding six percent of the taxable property in such county, city, town, school district, or other municipal corporation without the approval of a majority of the qualified electors thereof voting at an election provided by law to be held for that purpose; provided, however, that (i) under no circumstances may any county or school district of the State become indebted in an amount exceeding 15% (or 30% in the case of a unified school district) of such taxable property, and (ii) any incorporated city or town of the State with such approval may be allowed to become indebted up to an additional 20% for (a) supplying such city or town water, artificial light, or sewers, when the works for supplying such water, light, or sewers are or shall be owned and controlled by the municipality, and (b) the acquisition and development by the incorporated city or town of land or interests therein for open space preserves, parks, playgrounds, and recreational facilities. Irrigation, power, electrical, agricultural improvements, drainage, flood control, and tax levying public improvement districts are, however, exempt from the restrictions of the Arizona Constitution. There are also restrictions relating to such entities implemented by statute.

     Annual property tax levies for the payment of general obligation bonded indebtedness of political subdivisions and municipal corporations are unlimited as to rate or amount (other than for purposes of refunding when there are certain limits). Other obligations may be issued by such entities, sometimes without an election, which are payable from, among other sources, project revenues, special assessments, and excise taxes.

     Arizona political subdivisions and municipal corporations are subject to certain other limitations on their ability to assess taxes and levies that could affect their ability to meet their financial obligations. Subject to certain exceptions, the maximum amount of property taxes levied by any Arizona county, city, town, or community college district for their operations and maintenance expenditures cannot exceed the amount levied in a proceeding year by more than two percent. Certain taxes are specifically exempt from this limit, including taxes levied for debt service payments.

     In 1994, the Supreme Court of Arizona ruled that Arizona's statutory financing system for public education was not in compliance with the Arizona Constitution and directed the Arizona Legislature (the "Legislature") public school funding in Arizona. The Supreme Court further ordered that the ruling would have prospective application only, that financing for public education should continue under existing statutes, and that bonded indebtedness incurred under the existing statues, as long as they are in effect, is valid and enforceable. In an effort to respond to the Supreme Court's decision, the Legislature established a school capital equity fund (the "Initial Fund") with an initial appropriation of $30 million and a subsequent appropriation of $70 million. The Initial Fund was available to school districts that met certain established criteria. In 1997, the Supreme Court ruled that (i) the creation of the Initial Fund did not cure the constitutional defect in the State's financing for public education, and (ii) the Legislature must adopt a constitutional funding system for public education by June 30, 1998. If a constitutional funding system is not adopted by June 30, 1998, the State Superintendent of Public Instruction and State Board of Education will not be permitted to distribute funds to the school districts of the State.

     In 1997, the Legislature established the "Assistance to Build Classrooms Fund" (the "ABC Fund"). The ABC Fund was designed, along with the amounts available in the Initial Fund, to assist those school districts that did not meet a minimum level of capital funding on a per student basis. A hearing was held to determine whether the legislation establishing the ABC Fund, in conjunction with the legislation providing for the Initial Fund (collectively, the "Remedial Legislation"), brought the statutory financing system for public education into compliance with the Arizona Constitution. The court held that it did not. The Governor of Arizona filed a special action in the Supreme Court challenging such ruling, but the Supreme Court ruled that the Remedial Legislation did not solve the public school funding problem. In establishing the ABC Fund, the Legislature provided that the Remedial Legislation would be revoked automatically if the Supreme Court held that such legislation did not satisfy the requirements of the Arizona Constitution, and, therefore, the Remedial Legislation has been revoked.

     It is unclear how the Legislature may respond to the Supreme Court's direction to enact curative legislation or what the effect on Arizona school districts will be. No assurance can be given that the Supreme Court will approve any legislative response or that the Supreme Court will not take further action in this matter. The effect of any legislative or judicial action cannot be determined at this time.

     If a constitutional funding system is not adopted by June 30, 1998, and if the Supreme Court orders the State Superintendent of Public Instruction and the State Board of Education not to distribute funds to the school districts, certain school districts may experience severe adverse financial consequences that may adversely affect the market value of their bonds and may, if severe enough, cause the bankruptcy or insolvency of such districts and affect timely payment of their bonds. Such bonds may be held with respect to the Arizona Series.

     Risk Factors for the California Fund. Changes in California constitutional and other laws during the last several years have restricted the ability of California taxing entities to increase real property tax revenues and other tax sources and, through limiting various other taxes, have resulted in a reduction in the absolute amount, or in the rate of growth, of certain components of state and local revenues. These actions have raised additional questions about the ability of California State and municipal issuers to obtain sufficient revenue to pay their bond obligations. In 1978, California voters approved an amendment to the California Constitution known as "Proposition 13." Proposition 13 limits ad valorem taxes on real property and restricts the ability of taxing entities to increase real property taxes. Legislation passed subsequent to Proposition 13, however, provided for the redistribution of California's General Fund surplus to local agencies, the reallocation of revenues to local agencies and the assumption of certain local obligations by the State so as to help California municipal issuers to raise revenue to pay their bond obligations. It is unknown, however, whether additional revenue redistribution legislation will be enacted in the future and whether, if enacted such legislation would provide sufficient revenue for such California issuers to pay their obligations.

     The State is also subject to Article XIIIB of the State's Constitution, which may have an adverse impact on California State and municipal issuers.
Article XIIIB restricts the State from spending certain appropriations in excess of an appropriations limit imposed for each State and local government entity. If revenues exceed such appropriations limit, such revenues must be returned to the taxpayers.

     In 1988, Proposition 98 was enacted by the voters of California. Proposition 98 changed state funding of public education below university level, primarily by guaranteeing K-12 schools a minimum share of General Fund revenues. Currently, the Proposition 98 formulas require the allocation of approximately 40% of General Fund revenues to such educational support.

     In November, 1996, Proposition 218 was enacted by the voters of California. Proposition 218, called the Right to Vote on Taxes Initiative, requires any special tax, levy or fee imposed or increased since January 1, 1995 without voter consent to be validated by a vote. The initiative's intent was to close "loopholes" in Proposition 13. The effect of Proposition 218 is to restrict the spending flexibility of local governments. Since the passage of Proposition 218, five California cities reviewed by major rating agencies have been downgraded. An additional eight ratings have remained unchanged.

     Expenditures exceeded revenues for four of the five fiscal years ending with 1991-1992. Revenue and expenditures were essentially equal in 1992-1993, but the original budget for that year projected revenues exceeding expenditures by $2.6 billion. By June 30, 1993, according to the Department of Finance, the State's Reserves for Economic Uncertainties had a deficit, on a budget basis, of approximately $2.8 billion. The 1993-94 Budget Act planned to retire the accumulated $2.8 billion prior year budget deficit by December 31, 1994. This accumulated deficit was eliminated by the end of 1996.

     In August, 1997, the Legislature approved a $70.9 billion budget, which included a general fund budget of $53.1 billion, up from $49 billion in fiscal 1997.

     In January, 1998, the Governor submitted a proposed a $73.8 billion budget, with a $55.4 billion general fund budget for 1998-99 which projects a surplus with $741 million to be added to the state's reserves.

     Local agency and municipal revenues are often highly dependent upon the level of state appropriations. Accordingly, constraints at the state level tend to result in revenue reductions at the local level. Thus, the substantial fiscal pressures that have been experienced on the state level as a result of the prior deficits continue to adversely impact local agency and municipal revenues.

     The rights of owners of California governmental securities are subject to the limitations on legal remedies against the governmental entity issuing such securities, including a limitation on enforcement of judgments against funds needed to service the public welfare and interest, and in some instances a limitation on the enforcement of judgments against the entity's funds of a fiscal year other than the fiscal year in which the payments were due.

     As indicated in the Prospectus, the California Fund holds securities of certain agencies that invested in the Pool, including OCTA and SOCPA (as defined in the Prospectus). As of the date of this SAI, all principal and interest payments have been made by OCTA and SOCPA when due, but there is no guarantee that they will be made in the future. Both securities issues are insured by a nationally recognized municipal bond insurance corporation. As of the date of this Prospectus, neither security has had its rating downgraded by a nationally recognized rating agency. However, although each insurance company that has insured obligations of entities who were invested in the Pool have indicated its intention to honor its policies, there can be no assurance at this time that each such insurance company will have the ability to pay the debt service on these obligations when due or whether it may raise defenses with respect to such policy.

     In addition, should OCTA and/or SOCPA not make debt service payments when due, enforceability of either's obligations may become subject to the Federal Bankruptcy Code and applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or affecting the enforcement of creditors' rights generally, now or hereafter in effect; equity principals which may limit the specific enforcement under State law of certain remedies; the exercise by the United States of America of the powers delegated to it by the Constitution; and the reasonable and necessary exercise, in certain exceptional situations, of the police powers inherent in the sovereignty of the State of its governmental bodies in the interest of serving a significant and legitimate public purpose. Bankruptcy proceedings, or the exercise of powers by the federal or state governments, if initiated, could subject the owners of the securities of any governmental entity to judicial discretion and interpretation of their rights in bankruptcy or otherwise, and consequently may entail risks of delay, limitation, or modification of their rights.

     Risk Factors for the Colorado Fund. The Colorado Fund will concentrate its investments in debt obligations of the State of Colorado and its local government entities (the "Colorado Obligations"). The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of and the payment of interest and principal on the Colorado Obligations.

     Colorado's economy began to improve in the late 1980's, recovering from a recession largely caused by contractions in the energy, high technology and construction industries. The recovery has been fueled, in part, by large public construction projects, net immigration, a healthy tourist economy, and increases in the wholesale and retail trade sector and the general services sector. Now, most of the large public works projects are completed, net immigration has slowed and increases in tourism have slowed since the voters failed in 1993 to approve an extension of the statewide tourism tax.

Consequently, the Colorado Office of State Planning and Budgeting has stated that "Colorado's economic forecast is fraught with more uncertainty than at any time in the past several years. The proposed changes in the federal budget will shift more responsibilities to the State, just as the State's economy is slowing down. Still, Colorado's non-agricultural job growth was roughly 2.0% in 1997, and the unemployment rate is one of the lowest in the United States.

     Employment in the service and trade industries represents approximately 55% of the State's nonagricultural wage and salary jobs, and government employment represents approximately 16%. Manufacturing represents only 10% and, while total jobs in the sector are stable, manufacturing is slowly falling as a percentage of total employment, due in part to a concentration in defense-related production. Colorado's unemployment rate was 3.2% in November 1997, both below the national rate of 4.6%. Colorado added around 40,000 nonagricultural wage and salary jobs in 1997 (to 1,958,000), while total employment reached 2,138,000, an all time high.

     There are approximately 2,000 units of local government in Colorado, including counties, statutory cities and towns, home-rule cities and counties, school districts and a variety of water, sewer and other special districts, all with various constitutional and statutory authority to levy taxes and incur indebtedness. The major sources of revenue for payment of indebtedness are the ad valorem property tax, which presently is imposed and collected solely at the local level, sales and use taxes (for cities and counties) and revenue from special projects. Residential real property is assessed at 9.74% of its actual value for ad valorem taxes collected in 1998. All other property is assessed at 29% of its actual value, except producing mines and oil and gas properties. Oil and gas properties are assessed at 87.5%. In 1996, the last year for which such information is currently available, the assessed valuation of all real and personal property in Colorado was $33,595,086,130, an increase of 3.5% from 1995 levels. In 1995 and 1996, $2,668,403,531 and $2,784,138,646, respectively, were collected in property taxes throughout Colorado.

     Risk Factors for the Connecticut Fund. Traditionally, Connecticut has been viewed primarily as a manufacturing and industrial state. While manufacturing remains an important sector of the State's economy, other sectors, particularly, finance, insurance, real estate, trade (wholesale and retail) and services have expanded to provide diversification tending to somewhat dilute the influence of manufacturing. As of January 1, 1998, manufacturing provided approximately 17% of total Connecticut employment, while the service sector provided approximately 34.1% of the State's employment.

     In recent years, a variety of factors, including difficulties in the banking and insurance industries in New England (which resulted in the tightening of credit), the reduction in defense employment (resulting from an overall decline in federal defense spending), and the softening of the real estate and construction markets, have impeded the growth of the Connecticut economy. Since 1993, however, the State's economy has begun a modest recovery. Helped by a strong national economy, the State's economy continued to grow during the 1997 Fiscal Year and indicators of future economic activity are showing an upward trend. For instance, Connecticut housing starts increased by 10.9% from the third quarter of 1996 to the third quarter of 1997 and new business starts increased by 25.4% over the same period.

     Connecticut's seasonally adjusted October 1997 unemployment rate of 4.7% represents a decrease from the 1996 unemployment rate of 5.7% and is the same as the national unemployment rate. During the first three quarters of 1997, the State's job growth in non-farm employment was approximately 2%, close to the national average job growth rate of 2.4% for the same period. Connecticut's strongest job gains occurred in the service industry, primarily in recreational services and health care, while manufacturing, finance, insurance, and real estate industries have continued to lose jobs. Much of the State's job growth has been fueled by businesses with fewer than 100 employees. These businesses have accounted for 60% of the State's net job gain over the last 20 years. However, although the overall employment picture for the State is improving, many of Connecticut's urban centers still have above average rates of unemployment.

     Connecticut's per capita income for 1996, at $33,875, was the highest in the nation and 40% above the national average. However, State median household income, adjusted for inflation, declined by 7.8% from 1992 to 1997. In addition, the State ranks fifth in the nation for income inequality, with the top fifth of families earning 14.2 times more than the bottom fifth. This income disparity may threaten the State's long-term prospects for growth.

     The three major sources of revenue for the State are the personal income tax, the sales and use taxes, and the corporation business tax. According to the State Comptroller, the imposition of the personal income tax, which began in Fiscal Year 1991, raised approximately $2.6 billion in revenues in Fiscal Year 1996 and approximately $2.8 billion in Fiscal Year 1997.

     According to the State Comptroller, Fiscal Year 1997 ended with a General Fund surplus of $252 million, the largest surplus in ten years. The State Comptroller reported a surplus from the State's General Fund operations of approximately $93 million for the Fiscal Year ended June 30, 1993 (excluding proceeds received from deficit financing); a surplus of $51 million for the Fiscal Year ended June 30, 1994, a deficit of $242 million for the Fiscal Year ended June 30, 1995, and a surplus of $198 million for the Fiscal Year ended on June 30, 1996. On March 2, 1998, the State Comptroller's office reported that the General Fund is projected to show a surplus of approximately $282 million for the 1998 Fiscal Year.

     The State's General Fund balance sheet, however, which is presented using Generally Accepted Accounting Principles, showed a cumulative deficit of $670 million at the end of Fiscal Year 1997, an increase of $30 million from the prior year. Over the past five years, the General Fund balance sheet deficit has increased by 33%. The State Comptroller attributes the cumulative deficit primarily to the State's use of modified cash accounting for annual budgeting purposes, which tends to misrepresent revenues and spending.

     In addition to the General Fund, the State also operates several Special Revenue Funds which are often used as a means of earmarking or reserving certain revenues to finance particular activities. These include, among others, the Transportation Fund, the Grant and Loan Programs Fund and the Housing Programs Fund. These Special Revenue Funds are generally funded by each fund's operating revenues. According to the State Comptroller's report, the Special Revenue Funds incurred an aggregate net operating deficit of $347 million in Fiscal Year 1997 (excluding proceeds received from debt financing) which is a decrease from the $389 million deficit incurred in the prior year. The 1997 deficit was incurred primarily by the Grant and Loan Programs Fund ($297 million operating deficit) and was financed by bond proceeds.

     When the operations of all of the State's governmental funds are considered, the State showed an overall deficit of $95 million in Fiscal Year 1997. This deficit is at its lowest level in a decade, and is substantially smaller than the Fiscal Year 1996 deficit of $191 million. The State has shown operating deficits in each of the last ten years.

     Connecticut's net State bonded debt was $9.2 billion at the end of Fiscal Year 1997, an increase of $248 million (or 3%) over 1996. In each of Fiscal Years 1995 and 1996, the State issued approximately $1.0 billion in long-term general obligation bonds. In Fiscal Year 1997, the State issued approximately $.9 billion in bonds. Debt service for bonded debt, as a percentage of governmental expenditures, increased to 9.1% for Fiscal Year 1997 from 8.0% for Fiscal Year 1996. Connecticut, as rated by Moody's, has the highest per capita debt in the nation. Public bonded debt per capita increased to $2,774 for Fiscal Year 1997 from $2,670 for the prior year and is currently more than double the 1990 level.

     In addition to bonded debt, the State has other long-term obligations which, for Fiscal Year 1997, primarily consisted of unfunded pension obligations of $6.4 billion, unfunded payments to employees for compensated absences of $260 million, unfunded workers' compensation payments of $283 million, and capital leases of $49 million. When these obligations are added to the State's bonded debt, Connecticut's total State debt for Fiscal Year 1997 was $16.3 billion, a $357 million increase over the prior year. This high debt level could impact bond ratings, increase interest cost on all borrowings, and reduce the State's flexibility in future budgets due to the higher fixed costs for debt service.

     Historically, state operating deficits have been funded by appropriations from a Budget Reserve fund comprised of unappropriated surpluses from prior Fiscal Years. However, to help fund a cumulative Fiscal Year 1991 General Fund deficit of approximately $1.2 billion, the State issued Economic Recovery Fund Notes in the amount of $966 million in Fiscal Year 1992, $25 million in Fiscal Year 1993, and $236.1 million in November of 1995. Payments of principal and interest on the Economic Recovery Fund Notes are projected to be paid from tax revenues transferred from the State's General Fund to the Economic Recovery Fund, a fund specifically established for the purpose of retiring the Economic Recover Fund notes. For the 1994, 1995 and 1996 Fiscal Years, $149.6 million, $106.6 million and $89.5 million, respectively, were transferred from the General Fund to the Economic Recovery Fund. The balance of Economic Recovery Notes outstanding as of June 30, 1997 was $157.1 million. The State Comptroller has reserved $166.7 million of the State's Fiscal Year 1997 General Fund surplus for the retirement of the outstanding Economic Recovery Notes.

     For Fiscal Year 1997, Connecticut general obligation bonds were rated Aa3, AA-, and AA by Moody's, S&P, and Fitch Investors Service ("Fitch"), respectively. Fitch reduced its rating from AA+ in March of 1995 due to the State's weak recovery from the recession, continuing defense industry cutbacks, and downsizing and mergers in the insurance and financial sectors. For Fiscal Year 1997, transportation-related special tax obligation bonds were rated A1, AA-and AA-, by Moody's, S&P and Fitch, respectively.

     The authorization and issuance of State and municipal debt, including the purpose, amount and nature thereof, the method and manner of incurring such debt, the maturity and terms of repayment thereof, and other related matters are governed by statute. Pursuant to various public acts or special bond acts, the State has authorized and issued bonds for a variety of projects and purposes. The State has no constitutional or other limit on its power to issue obligations or incur indebtedness other than that it may only borrow for public purposes.
Section 3-21 of the Connecticut General Statutes does, however, provide that no indebtedness for borrowed money payable from the General Fund tax receipts of the State may be authorized by the General Assembly except such as shall not cause the aggregate amount of such indebtedness (with certain exclusions) to exceed 1.6 times the total estimated General Fund tax receipts of the State during the Fiscal Year in which any such authorization will become effective.

     In general, the State has borrowed money through the issuance of general obligation bonds, the payment of which is made from the General Fund and backed by the full faith and credit of the

State. However, the State also has the power to authorize, and has authorized and issued, revenue bonds payable from project revenues and to some extent, supported by a pledge of certain taxes. Such bonds are not backed by the full faith and credit of the State. For example, the State adopted legislation that provides for the issuance of the transportation-related special tax obligation bonds, the proceeds of which are to be used to pay for improvements to the State's transportation system. The bonds are payable solely from motor vehicle, motor fuel and other transportation-related taxes and fees, charges and other receipts pledged therefor and deposited in the Special Transportation Fund. The amount of revenues for any such project is dependent on the occurrence of future events and may thus differ materially from projected amounts.

     In addition, the State has established various Statewide authorities and two regional water authorities, one of which has since become independent, to finance revenue producing projects. Five of such Statewide authorities have the power to incur, under certain circumstances, indebtedness for which the State has contingent or, in limited cases, direct liability. In addition, recent State statutes have been enacted with respect to certain bonds issued by the City of West Haven for which the State has direct guarantee liability. From time to time, pursuant to public or special acts, the State has created or authorized the creation of other authorities with power to incur indebtedness and to finance projects, such as a Statewide health and educational facilities authority. Indebtedness of such authorities does not constitute a liability or debt of the State.

     The State is a party to numerous legal proceedings. According to the State Attorney General, most of these proceedings are unlikely to have a material adverse affect on the State's finances. There are, however, several legal proceedings which, if decided against the State, may result in material future expenditures for expanded services or capital facilities or may impair future revenue sources. It is not possible to determine the outcome of these proceedings or to estimate the effects of adverse decisions on the State's financial position.

     Risk Factors for the Florida Fund. The following information is a brief summary of factors affecting the economy of the state and does not purport to be a complete description. This summary is based on publicly available information. The Florida Fund has not independently verified the information.

     Municipal instruments of Florida issuers may be adversely affected by political, economic and legal conditions and developments within the state of Florida. In addition, the Florida constitution and statutes mandate a balanced budget as a whole, and require each of the separate funds (General Revenue Fund, Trust Funds and Working Capital Fund) within the budget to be kept in balance from currently available revenues each State fiscal year (July 1 -June 30). The balanced budget requirement necessitates a continuous evaluation of receipts and expenditures and makes Florida vulnerable to a sharp unexpected decrease in revenues.

     The state of Florida is not authorized by law to issue obligations to fund governmental operations; but is authorized to issue bonds pledging its full faith and credit to finance or refinance the cost of state fixed capital outlay projects upon approval by a vote of the electors. However, Florida may issue revenue bonds without a vote to finance or refinance the cost of state fixed capital outlay projects which are payable solely from funds other than state tax revenues. Municipal instruments issued by cities, counties and other governmental authorities are payable either from their general revenues (including ad valorem and other taxes) within their jurisdiction or revenues from the underlying project. Revenue obligations issued by such governmental bodies and other entities are customarily payable only from revenues from the particular project or projects involved. The limitations on the state of Florida and its governmental agencies and Florida local governmental agencies may inhibit the ability of such issuers to repay existing municipal indebtedness and otherwise may affect their credit standing. In addition, the ability of such issuers to repay revenue bonds will be dependent on the success of the particular project to which such bonds relate.

     The state of Florida has grown dramatically. In 1950, Florida was the twentieth most populous state with a population of 2.8 million. In 1980, Florida was the seventh most populous state with a population of 9.7 million. As of April 1, 1996, Florida's population was approximately 14.41 million, ranking Florida as the fourth most populous state nationally and the most populous of the southeastern states.

     Florida's growth is partially caused by the number of retirees moving to take advantage of the favorable climate. In-migration has historically been a major driving force of Florida's economy. However, nationally, the growth in the number of young adults and retirees, the two groups most likely to move to Florida, is expected to decline significantly, as a result of changes in the overall age structure of the U.S. population. Demographers expect Florida's population growth in the 1990's to be significantly below the level of the 1980's. Since 1985, the State's average annual rate of population increase has been approximately 2.3%, as compared to an approximately 1.0% average annual increase for the nation as a whole. The average annual rate of population increase during the period 1991 to 1996 was 1.8%. The state's annual population growth is expected to continue at close to 230,000 throughout the 1990's.

     Florida's population growth is one reason why Florida's economy has generally performed better than the nation as a whole. However, continued population growth is no assurance of a strong economy. In addition, despite projections for slower overall population growth, an acceleration in the growth rate of Florida's school age population and over-80 population is expected, increasing the demands for government services particularly in the education and health care areas.

     While Florida is a leading site for retirement, it is also attracting a significant number of working-age people. For instance, since 1985, the prime working-age population (18-44 years of age) has grown at an average annual rate of approximately 2.2%. As expected, job seekers moving to the State are settling primarily in the metropolitan areas, such as Metro-Dade, Orlando, Tampa, St. Petersburg and Jacksonville. The share of Florida's total working-age population (18-59 years of age) to total state population is approximately 54% and is not expected to change appreciably through the year 2000.

     Because Florida has a proportionally greater retirement age population, property income (dividends, interest, and rent) and transfer payments (including social security and pension benefits, among other sources of income) are a relatively more important source of income than in the nation, generally, and the southeast. Property income, and transfer payments are typically less sensitive to national business cycles than employment income and therefore, have traditionally acted as a stabilizing force within Florida's economy during weak economic periods. Florida's retirement age population, living in part on interest income, will be adversely affected by any drops in interest rates. Efforts at both the state and federal level are underway to reduce health care expenditures and Florida relies more than most other states on federal Medicare and Medicaid dollars targeted to the elderly. In addition, cuts in entitlements such as Social Security could have an adverse impact on Florida's economy. Feared entitlement cuts themselves have the effect of reducing the consumer confidence of Florida's elderly population.

     The service sector is Florida's largest employer. Florida is predominantly a service-oriented state, in the bottom fifth of states in per capita value added to the economy by manufacturing. In contrast, the southeast and the nation have a greater proportion of manufacturing jobs which tend to pay higher wages. Consolidations, restructurings and failures in the service sector, in recent years, have adversely affected the Florida economy. In addition, manufacturing jobs in Florida differ substantially from those available nationwide and in the southeast, which are more concentrated in areas such as heavy equipment, primary metals, chemicals and textile mill products. Florida has a concentration of manufacturing jobs in high-tech and high value-added sectors, such as electrical and electronic equipment, as well as printing and publishing. These kinds of manufacturing jobs tend to be less cyclical than other forms of manufacturing employment. Florida's manufacturing sector has kept pace with the nation, at about 2.6% of the total U.S. manufacturing employment, since the beginning of the 1990's. However, defense cutbacks and a diminished space program will make it difficult to expand or even maintain Florida's existing small high-tech manufacturing base.

     In the area of international trade, Florida is considered well positioned to take advantage of strong economic growth in Latin America. Florida's exports to its top five Latin American markets (Brazil, Columbia, Argentina, Venezuela and Dominican Republic) reached $10 billion in 1994.

     During the period 1985 - 1996, the state's population increased an estimated 26.1%. In the same period of time, Florida's total employment grew by approximately 28.5%. In 1996, Florida's job base grew by about 164,100 or 2.7%, however, a large portion of the new jobs were temporary positions. In 1997, Florida's service industries constituted nearly 87% of total non-farm employment. The average unemployment rate in Florida since 1986 has been approximately 6.2%, while the national average is approximately 6.2%. In July, 1997, however, the unemployment rate in Florida was 5.0%.

     Florida's economy has been and currently is dependent on the highly cyclical construction and construction related manufacturing sectors. Florida's single and multi-family housing starts accounted for approximately 8.5% of total U.S. housing starts in 1995, although Florida's population is 5.4% of the U.S. population. Total housing starts were 115,500 and 122,380 in 1995 and 1996, respectively. Traditionally, Florida's rapid growth in population has been a driving force behind Florida's construction industry. However, factors such as Federal tax reform, the availability and cost of financing, overdevelopment, impact and other development fees and Florida's growth management legislation and comprehensive planning requirements may adversely affect construction activity. Lower interest rates will tend to stimulate construction, while increased rates will diminish construction activity.

     Tourism is one of Florida's most important industries. Approximately 42.5 million domestic and international tourists visited Florida in 1996. In terms of business activities and state tax revenues, tourists in Florida effectively represented additional residents, spending their dollars predominantly at eating and drinking establishments, hotels and motels, and amusement and recreation parks. Visitors to the state tend to arrive by aircraft slightly more so than by automobile. The state's tourist industry over the years has become more sophisticated, attracting visitors year-round, thus, to a degree, reducing its seasonality. Besides a sub-tropical climate and clean beaches that attract people in the winter months, the state has added, among other attractions, a variety of amusement and educational theme parks. This diversification has helped to reduce the seasonal and cyclical character of the industry and has effectively stabilized tourist related employment as a result.

     The greatest single source of tax receipts in Florida is the sales and use tax, which accounted for approximately $11.46 billion of revenue in the 1995-1996 fiscal year. The state's dependence on sales taxes keeps the state susceptible to economic downturns which could cause a reduction in sales tax collections.

     Florida depends more on sales taxes than most other states. This reliance has increased over time primarily because of a constitutional prohibition of a personal income tax and the reservation of ad valorem property taxes to local governments. The State does not levy ad valorem taxes on real property or tangible personal property. Counties, school districts and municipalities are authorized by law, and special districts may be authorized by law, to levy ad valorem taxes.

     Slightly less than 10% of the sales tax is designated for local governments and is distributed to the counties in which it is collected for local use by such counties and their municipalities. In addition, local governments may have (by referendum) limited authority to assess discretionary sales surtaxes within their counties.

     Due to its involvement in a wide range of activities and the complexity of its system of taxation, Florida is a party to various legal actions. The outcomes of some of these actions could significantly reduce Florida's ability to collect taxes, force Florida to refund taxes already collected, require the State to pay damage awards, or result in the loss of valuable state property. Furthermore, past and pending litigation, to which Florida is not a party, may create precedents which may effectively result in future costs or revenue losses. In addition, the issuers may be involved in a variety of litigation which could have a significant adverse impact on their financial standing.

     Florida's local governments operate in a restrictive legal and political fiscal environment. They are faced with State imposed revenue raising and revenue expenditure constraints, fast paced population growth, and citizen's expectations for expanded services without higher property taxes. The Florida Constitution preempts to the State all revenue sources not specifically provided by law, except for the ad valorem property tax. It also limits levies of local governments to 10 mills ($10 per thousand dollars of taxable assessed valuation). A constitutionally mandated homestead tax exemption ($25,000) also has eroded the tax base of many less populated counties. In addition, a recent constitutional amendment limits the ability of local governments to increase the assessed valuation of homestead property, which, together with the 10 mill limitation, could have a substantial adverse affect on local governments in the future. The State also requires that agricultural property be assessed according to its value in current use rather than its fair market value. Florida's local governments cannot impose a personal income or payroll tax.

     Florida's Growth Management Act requires local governments to prepare growth plans for approval by the State. These growth plans must insure that new development will not be permitted unless adequate infrastructure such as roads, sewer, water and parks are available concurrently with the development. Known as "concurrency," this requirement has put heavy economic and political pressure on local governments. In addition, the Growth Management Act has spawned litigation involving local governments, which itself consumes resources, and in which an adverse outcome can adversely affect the local governments involved.

     In November, 1994, the voters of Florida approved the State legislature's joint resolution to amend the Florida Constitution. This amendment limits the amount of taxes, fees, licenses and charges imposed by the legislature and collected during any fiscal year to the amount of revenues allowed for the prior fiscal year, plus an adjustment for growth. Growth is defined as the amount equal to the average annual rate of growth in Florida personal income over the most recent twenty quarters times the State revenues allowed for the prior fiscal year. The revenues allowed for any fiscal year can be increased by a two-thirds vote of the State legislature. Any excess revenues generated must be put into the Budget Stabilization Fund until it is fully funded and then refunded to taxpayers. Included among the categories of revenues which are exempt from the revenue limitation, however, are revenues pledged to State bonds.

     The value of Florida municipal instruments may also be affected by general conditions in the money markets or the municipal bond markets, the levels of Federal income tax rates, the supply of tax-exempt bonds, the size of offerings, maturity of the obligations, the credit quality and rating of the issues and perceptions with respect to the level of interest rates.

     General obligation bonds issued by the state of Florida have consistently been rated Aa and AA by Moody's and S & P, respectively. There is no assurance that such ratings will be maintained for any given period of time or that they may not be lowered, suspended or withdrawn entirely by such rating agencies, or either of them if circumstances warrant. Any such downward change in, suspension of, or withdrawal of such ratings, may have an adverse affect on the market price of Florida municipal instruments. Moreover, the rating of a particular series of revenue bonds or municipal obligations relates primarily to the project, facility, governmental entity or other revenue source which will fund repayment.

     Florida's rapid growth is straining resources but has also permitted the expansion of local governments and creates greater economic depth and diversity. While infrastructure developments have lagged behind population growth, it is expected that more infrastructure projects will be created, thereby increasing Florida's governmental indebtedness and the issuance of additional municipal instruments.

     While the bond ratings and some of the information presented above may indicate that Florida is in satisfactory economic health, there can be no assurance that there will not be a decline in economic conditions or that particular municipal instruments in the portfolio of the Florida Fund will not be adversely affected by any changes in the economy. In addition, the economic condition in Florida as a whole is only one factor affecting individual municipal instruments, which are subject to the influence of a multitude of local political, economic and legal conditions and developments.

     Risk Factors for the Georgia Fund. The Georgia Fund will concentrate its investments in debt obligations of the State of Georgia and guaranteed revenue debt of its instrumentalities (the "Georgia Obligations"). The Georgia Obligations may be adversely affected by economic and political conditions and economic and legal developments within the State of Georgia. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein, such as "Year 2000" risks, that may adversely affect the value of the payment of interest and principal on the Georgia Obligations.

     For fiscal years 1998 and 1999, the Georgia General Assembly authorized $343,568,000 and $485,170,000 in general obligation debt, respectively, with existing obligations at end of fiscal year 1997 totaling $4,635,930,000. The 1997B and 19997C series of Georgia general obligation bonds are rated Aaa, AAA, and AAA by Moody's, S&P, and Fitch, respectively.

     Georgia's net revenue collections for the fiscal year ending June 30, 1997, amounted to $10,520,607,344.63, a 5.8% increase from the previous fiscal year, but slightly lower than originally projected. Estimated revenue from taxes and fees for fiscal year 1998 is projected to be $11,233,000,000, with an additional $515,000,000 in lottery proceeds.

     According to the Department of Labor for the State of Georgia, Georgia's current unemployment rate is approximately 3.8%, placing Georgia below the national average unemployment rate. Georgia's low unemployment rate is not expected to decrease significantly. Total employment in Georgia is projected to increase by over twenty percent by the year 2005, with the largest increases forecasted in service industries. Georgia's population is expected to grow steadily with projected population to increase to over eight million people by the year 2010.

     Risk Factors for the Maryland Fund. Some of the significant financial considerations relating to the investments of the Maryland Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before February 6, 1998, relating to issues of Maryland obligations and does not purport to be a complete description.

     The State's total expenditures for the fiscal years ending June 30, 1995, June 30, 1996 and June 30, 1997 were $13.528 billion, $14.169 billion and $14.787 billion, respectively. As of February 26, 1998, it was estimated that total expenditures for fiscal year 1998 would be $15.743 billion. The State's General Fund, representing approximately 55% - 60% of each year's total budget, had an unreserved surplus on a budgetary basis of $132.5 million in fiscal year 1995, an unreserved surplus of $13.1 million in fiscal year 1996, and an unreserved surplus of $207.2 million in fiscal year 1997 (of which $144.5 million was designated for fiscal year 1998 operations). The State Constitution mandates a balanced budget.

     In April 1997, the General Assembly approved the $15.438 billion 1998 fiscal year budget. The Budget includes $3.1 billion in aid to local governments (reflecting a $200 million increase in funding over 1997. The Revenue Stabilization Account was established in 1986 to retain State revenues for future needs and to reduce the need for future tax increases. It is anticipated that the balance of the Revenue Stabilization Account as of June 30, 1998 will be $554 million. The 1998 Budget does not include any proposed expenditures dependent on additional revenue from new or broad-based taxes. When the 1998 Budget was enacted, it was estimated that the general fund unreserved surplus on a budgetary basis at June 30, 1998, would be approximately $27.9 million; as of February 6, 1998 that surplus estimation had risen to $283 million.

     In January of 1998, the Governor submitted his proposed fiscal year 1999 Budget to the General Assembly. The Budget includes $3.3 billion in aid to local governments (reflecting a $167 million increase over 1998), and $40.7 million in general fund deficiency appropriations for fiscal year 1998.* It is estimated that the general fund surplus on a budgetary basis at June 30, 1999 will be approximately $1.3 million. In addition, it is estimated that the balance in the Revenue Stabilization Account of the State Reserve Fund at June 30, 1999 will be $696 million.

     The public indebtedness of Maryland and its instrumentalities is divided into three basic types. The State issues general obligation bonds for capital improvements and for various State-sponsored projects. The State Constitution prohibits the contracting of State debt unless the debt is authorized by a law levying an annual tax or taxes sufficient to pay the debt service within 15 years and prohibiting the repeal of the tax or taxes or their use for another purpose until the debt has been paid. The Department of Transportation of Maryland issues limited, special obligation bonds for transportation purposes payable primarily from specific, fixed-rate excise taxes and other revenues related mainly to highway use. Certain authorities issue obligations payable solely from specific non-tax enterprise fund revenues and for which the State has no liability and has given no moral obligation assurance.


--------
* The Budget incorporates the first full year of the five-year phase-in of the 10% reduction in personal income taxes estimated to result in a reduction of revenues of $125 million in fiscal year 1999.

     According to recent available ratings, general obligation bonds of the State of Maryland are rated "Aaa" by Moody's and "AAA" by S&P, as are those of the largest county of the State, i.e., Montgomery County in the suburbs of Washington, D.C. General obligation bonds of Baltimore County, a separate political entity surrounding Baltimore City and the third largest county in the State, are rated "Aaa" by Moody's and "AAA" by S&P. General obligation bonds of Prince George's County, the second largest county, which is also in the suburbs of Washington, D.C., are rated "Aa" by Moody's and "AA-" by S&P. The general obligation bonds of those other counties of the State that are rated by Moody's carry an "A" rating or better except for those of Allegheny County, which are rated "Baa". The general obligation bonds of Baltimore City, one of the most populous municipalities in Maryland, are rated "A1" by Moody's and "A" by S&P. The Washington Suburban Sanitary District, a bi-county agency providing water and sewerage services in Montgomery and Prince George's Counties, issues general obligation bonds rated "A" by Moody's and "AA" by S&P. Most Maryland Health and Higher Education Authority and State Department of Transportation revenue bonds issues have received an "A" rating or better from Moody's. See Appendix A for a description of municipal bond ratings.

     While the ratings and other factors mentioned above indicate that Maryland and its principal subdivisions and agencies are overall in satisfactory economic health, there can, of course, be no assurance that this will continue or that particular bond issues may not be adversely affected by changes in state or local economic or political conditions.

     Risk Factors for the Massachusetts Fund. Some of the significant financial considerations relating to the investments of the Massachusetts Fund are summarized below. This information is derived principally from official statements and preliminary official statements released on or before April 1, 1998, relating to issues of Massachusetts obligations and does not purport to be a compete description.

     Annual expenditures by the Commonwealth of Massachusetts for programs and services provided by state government for fiscal years 1990 and 1991 exceeded total current year revenues. The fiscal 1990 and 1991 budgetary deficits were in effect funded by the issue of $1.42 billion of bonds. Total revenues and other sources exceeded total expenditures and other uses in fiscal 1992, 1993, 1994, 1995, 1996 and 1997 by approximately $312.3 million, $13.1 million, $26.8 million, $136.7 million, $446.4 million and $221.0 million, respectively.

     The Commonwealth's fiscal 1998 budget is based on estimated total mass revenues and other sources of approximately $19.273 billion. Total expenditures and other uses for fiscal 1998 are estimated at approximately $19.373 billion. The fiscal 1998 budget proposed that the $100 million difference between estimated revenues and other sources and estimated expenditures and other uses be provided for by application of the beginning fund balances for fiscal 1998. The fiscal 1998 budget is based upon numerous spending and revenue estimates, the achievement of which cannot be assured.

     On January 27, 1998 the Governor submitted his fiscal 1999 budget recommendations to the legislature which provide for budgeted expenditures and other uses of approximately $19.49 billion. The recommended fiscal 1999 spending level is approximately $641.7 million above the fiscal 1998 budgeted expenditures and other uses of $18.848 billion. The Governor's recommendations project fiscal 1999 ending fund balances of approximately $906 million. The Governor's recommendations are, of course, subject to legislative consideration.

     In Massachusetts the tax on personal property and real estate is the principal source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth of Massachusetts on November 4, 1980, limits the power of

Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of debt service, by limiting the amount by which the total property taxes may increase from year to year. The reductions in local revenues and anticipated reductions in local personnel and services resulting from Proposition 2 1/2 created strong demand for substantial increases in Commonwealth funded local aid, which increased significantly in fiscal years 1982 through 1989. The effect of this increase in local aid was to shift a major part of the impact of Proposition 2 1/2 to the Commonwealth. Because of decreased Commonwealth revenues, local aid declined significantly in fiscal 1990, 1991 and 1992. Local aid increased somewhat in fiscal 1993, 1994, 1995, 1996 and 1997 and is expected to increase again in fiscal 1998.

     Limitations on Commonwealth tax revenues have been established by enacted legislation approved by the Governor on October 25, 1986 and by public approval of an initiative petition on November 4, 1986. The two measures are inconsistent in several respects, including the methods of calculating the limits and the exclusions from the limits. The initiative petition, unlike its legislative counterpart, contains no exclusion for debt service on Commonwealth bond and notes or for payments on Commonwealth guarantees. Commonwealth tax revenues in fiscal 1987 exceeded the limit imposed by the initiative petition resulting in an estimated $29.2 million reduction which was distributed to taxpayers in the form of a tax credit against calendar year 1987 personal income tax liability pursuant to the provisions of the initiative petition. Tax revenues since fiscal 1988 have not exceeded the limit set by either the initiative petition or the legislative enactment.

     The Commonwealth maintains financial information on a budgetary basis. Since fiscal year 1986, the Comptroller also has prepared annual financial statements in accordance with generally accepted accounting principals (GAAP) as defined by the Government Accounting Standards Board. GAAP basis financial statements indicate that the Commonwealth ended fiscal 1990, 1991, 1992, 1993 and 1994 with fund deficits of approximately $1.896 billion, $761.2 million, $381.6 million, $184.1 million and $72 million, respectively. GAAP basis financial statements for fiscal 1995 indicate that the Commonwealth ended such year with a fund equity of approximately $287.4 million. GAAP basis financial statements for fiscal 1996 indicate that the Commonwealth ended such year with a fund equity of $709.2 million. GAAP basis financial statements for fiscal 1997 indicate that the Commonwealth ended such year with a fund equity of $1.096 billion.

     Risk Factors for the Michigan Fund. The information set forth below is derived in part from the official statements prepared in connection with the issuance of Michigan municipal bonds and similar obligations and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate future or continuing trends in the financial or other positions of the State of Michigan (the "State").

     The principal sectors of Michigan's diversified economy are manufacturing of durable goods (including automobiles and components and office equipment), tourism and agriculture. As reflected in historical employment figures, the State's economy has lessened its dependence upon durable goods manufacturing, however, such manufacturing continues to be an important part of the State's economy. These particular industries are highly cyclical and in the period 1995-96 operated at somewhat less than full capacity but at higher levels than in the immediate prior years. The cyclical nature of these industries and the Michigan economy can adversely affect the revenue streams of the State and its political subdivisions because it may adversely impact tax sources, particularly sales taxes, income taxes and single business taxes.

     The State finances its operations through the State's General Fund and special revenue funds. The General Fund receives revenues of the State that are not specifically required to be included in the special revenue funds. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax and sales tax. Significant portions of tax revenues are designated for the State's School Aid Fund and are transferred to school districts for the financing of primary and secondary school operations.

     The Michigan State General Fund balances for the 1989-90 and 1990-91 fiscal years were negative $310 million and $169.4 million, respectively. This negative balance had been eliminated as of the end of fiscal year 1991-92, which ended September 30, 1992. General Fund surplus at the end of fiscal years 1992-93 through 1995-96 was transferred, as required by statute, to the Counter-Cyclical Budget and Economic Stabilization Fund ("BSF"). A General Fund surplus for fiscal year 1996-97, which ended September 30, 1997, is expected to result in a preliminary unreserved BSF balance at September 30, 1997 of $1.175 billion. The State's Annual Financial report for fiscal years ending September 30 is generally available at the end of March of the following year.

     Beginning in 1993, the Michigan Legislature enacted several statutes which significantly affect Michigan property taxes and the financing of primary and secondary school operations. The property tax and school finance reform measures included a ballot proposal ("Proposal A") and constitutional amendment which was approved by voters on March 15, 1994. Under Proposal A as approved, the State sales and use tax rates were increased from 4% to 6%, the State income tax and cigarette tax were increased, the Single Business Tax imposed on business activity within the state was decreased and, beginning in 1994, a State property tax of 6 mills is now imposed on all real and personal property currently subject to the general property tax. Proposal A contains additional provisions regarding the ability of local school districts to levy supplemental property taxes for operating purposes as well as a limit on assessment increases for each parcel of property, beginning in 1995 to the lesser of 5% or the rate of inflation.

     Under Proposal A, much of the additional revenue generated by the new taxes will be dedicated to the State School Aid Fund. Proposal A shifts significant portions of the cost of local school operations from local school districts to the State and raises additional State revenues to fund these additional State expenses. These additional revenues will be included within the State's constitutional revenue limitations and may impact the State's ability to raise additional revenues in the future.

     In July, 1997, the Michigan Supreme Court issued a decision in cases filed by many of Michigan=s local and intermediate school districts against the State regarding the manner in which the State disburses funds to school districts for special education and special education transportation, bilingual education, driver education and school lunch programs, including a case captioned Donald Durant, et al v State of Michigan. The court held that money damages estimated at $212 million are owed to 84 school districts and legislation has been enacted to pay that amount from the BSF. Approximately 400 other local school districts also asserted claims similar to Durant against the State. Those claims have been settled and legislation has also been passed authorizing transfers from the BSF and expenditures from the General Fund aggregating in excess of $900 million to local and intermediate school districts over the next 15 years.

     Currently, the State's general obligation bonds are rated Aa1 by Moody's, AA+ by Standard & Poor's and AA by Fitch. Moody's upgraded its rating from A1 to Aa in July, 1995. To the extent that the portfolio of the Michigan Fund is comprised of revenue or general obligations of local governments or authorities, rather than general obligations of the State of Michigan, ratings on such Michigan obligations will be different from those given to the State of Michigan and their value may be independently affected by economic matters not directly impacting the State.

     Risk Factors for the Minnesota Fund. The information set forth below is derived from official statements prepared in connection with the issuance of obligations of the State of Minnesota and other sources that are generally available to investors. The information is provided as general information intended to give a recent historical description and is not intended to indicate further or continuing trends in the financial or other positions of the State of Minnesota. Such information constitutes only a brief summary, relates primarily to the State of Minnesota, does not purport to include details relating to all potential issuers within the State of Minnesota whose securities may be purchased by the Minnesota Fund, and does not purport to be a complete description.

     The State of Minnesota has experienced certain budgeting and financial problems since 1980.

     In February 1992 the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at negative $569 million. The balance at June 30, 1995, was projected at negative $1.75 billion.

     The 1992 Legislature reduced expenditures by $262 million for the biennium ending June 30, 1993, enacted revenue measures expected to increase revenue by $149 million, and reduced the budget reserve by $160 million to $240 million.

     After the Legislature adjourned in April 1992, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1993, at $2.4 million, and projected the balance at June 30, 1995, at negative $837 million. A November 1992 forecast estimated the balance at June 30, 1993, at positive $217 million and projected the balance at June 30, 1995, at negative $769 million.

     A March 1993 forecast projected an Accounting General Fund balance at June 30, 1995, at negative $163 million out of a budget for the biennium of approximately $16.7 billion, and estimated a balance at June 30, 1997, at negative $1.6 billion out of a budget of approximately $18.7 billion.

     The 1993 Legislature authorized $16.519 billion in spending for the 1993-1995 biennium, an increase of 13.0 percent from 1991-1993 expenditures. Resources for the 1993-1995 biennium were projected to be $16.895 billion, including $657 million carried forward from the previous biennium. The $16.238 billion in projected non-dedicated and dedicated revenues was 10.3 percent greater than in the previous biennium and included $175 million from revenue measures enacted by the 1993 Legislature. The Legislature increased the health care provider tax to raise $79 million, transferred $39 million into the Accounting General Fund and improved collection of accounts receivable to generate $41 million.

     After the Legislature adjourned in May 1993, the Commissioner of Finance estimated that at June 30, 1995, the Accounting General Fund balance would be $16 million and the budget reserve, as approved by the 1993 Legislature, would be $360 million. The Accounting General Fund balance at June 30, 1993, was $463 million.

     The Commissioner of Finance, in a November 1993 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $430 million, due to projected increases in revenues and reductions in expenditures, and the balance at June 30, 1997, at $389 million. The Commissioner recommended that the budget reserve be increased to $500 million. He estimated that if current laws and policies continued unchanged, revenue would grow 7.7 percent and expenditures
6.0 percent in the 1995-1997 biennium.

     A March 1994 forecast projected an Accounting General Fund balance at June 30, 1995, at $623 million, principally due to a projected $235 million increase in revenues to $16.6 billion for the biennium. The balance at June 30, 1997, was estimated to be $247 million.

     The 1994 Legislature provided for a $500 million budget reserve; appropriated to school districts $172 million to allow the districts, for purposes of state aid calculations, to reduce the portion of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes; increased expenditures $184 million; and increased expected revenues $4 million.

     Of the $184 million in increased expenditures, criminal justice initiatives totaled $45 million, elementary and higher education $31 million, environment and flood relief $18 million, property tax relief $55 million, and transit $11 million. A six-year strategic capital budget plan was adopted with $450 million in projects financed by bonds supported by the Accounting General Fund. Other expenditure increases totaled $16.5 million.

     Included in the expected revenue increase of $4 million were conformity with federal tax changes to increase revenues $27.5 million, a sales tax phasedown on replacement capital equipment and miscellaneous sales tax exemptions decreasing revenues $17.3 million, and other measures decreasing revenues $6.2 million.

     After the Legislature adjourned in May 1994, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1995, at $130 million.

     The Commissioner of Finance, in a November 1994 forecast, estimated the Accounting General Fund balance at June 30, 1995, at $268 million, due to projected increases in revenues and decreases in expenditures, and the balance at June 30, 1997, at $190 million.

     A February 1995 forecast projected an Accounting General Fund balance at June 30, 1995, at $383 million, due to a $93.5 million increase in projected revenues and a $21.0 million decrease in expenditures. The balance at June 30, 1997, was projected at $250 million.

     The 1995 Legislature authorized $18.220 billion in spending for the 1995-1997 biennium, an increase of $1.395 billion, 8.3 percent, from 1993-1995 expenditures. Resources for the 1995-1997 biennium were projected to be $18.774 billion, including $921 million carried forward from the previous biennium.

     The Legislature authorized 7.1 percent more spending for elementary and secondary education in the 1995-1997 biennium than in 1993-1995, 0.9 percent more in local government aids, 14.2 percent more for health and human services,
2.3 percent more for higher education, and 25.1 percent more for corrections. The Legislature set the budget reserve at $350 million and established a supplementary reserve of $204 million in view of predicted federal cutbacks.

     After the Legislature adjourned in May 1995, the Commissioner of Finance estimated that at June 30, 1997, the Accounting General Fund balance would be zero. The Accounting General Fund balance at June 30, 1995, was $481 million.

     The Commissioner of Finance, in a November 1995 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $824 million, due to a $490 million increase in revenues from those projected in May 1995, a $199 million reduction in projected expenditures, and a $135 million increase in the amount carried forward from the 1993-1995 biennium. An improved national economic outlook increased projected net sales tax revenue $257 million and reduced projected human services expenditures $231 million. The Commissioner estimated the Accounting General Fund balance at June 30, 1999, at negative $28 million.

     Only $15 million of the $824 million projected 1995-1997 surplus was available for spending. The statutes require that an additional $15 million be placed in the supplementary budget reserve, and an additional $794 million must be appropriated to school districts to allow the districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes.

     A February 1996 forecast projected an Accounting General Fund balance at June 30, 1997, at $873 million, due to a $104 million increase in projected revenues, a $19 million increase in expenditures, and a $36 million reduction in the June 30, 1995, ending balance. The amount available for spending increased from $15 million to $64 million.

     In February 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $54 million.

     The 1996 Legislature reduced the State of Minnesota's commitment to eliminate the so-called school recognition shift. The 1995 Legislature had voted to allow school districts, for purposes of state aid calculations, to eliminate the 48 percent of property tax collections that the school districts must recognize in the fiscal year during which they receive the property taxes. The 1996 Legislature raised the percentage for the 1995-1997 biennium from zero to 7 percent, saving the State $116 million.

     The 1996 Legislature increased expenditures $130 million, including $37 million for elementary education and youth development; $14 million for higher education; $17 million for health systems and human services reforms; $16 million for public safety and criminal justice; and $36 million for transportation, environment and technology. The Legislature also approved $614 million in capital projects to be funded by general obligation bonds and appropriations and increased expected revenues $5 million.

     After the Legislature adjourned in April 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1997, at $1 million. The Accounting General Fund balance at June 30, 1996, was $445 million.

     The Commissioner of Finance, in a November 1996 forecast, estimated the Accounting General Fund balance at June 30, 1997, at $793 million, due to a $646 million increase in revenues from those projected in April 1996, a $209 million reduction in expenditures, and $63 million in other changes. The longest period of national economic growth since World War II, through mid-1999, was forecast. Individual income taxes were forecast to be $427 million more than projected in April 1996, and sales taxes $81 million more. Of the $209 million reduction in forecast expenditures, $199 million were health and human services expenditures.

     Existing statutes require the first $114 million of the forecast balance to be dedicated to a new education aid reserve for use in the 1997-1999 biennium. Another $157 million must be used to increase from 85 to 90 percent the portion of state aid to school districts that is paid in the fiscal year during which the districts become entitled to the aid.

     In November 1996, the Commissioner of Finance estimated the Accounting General Fund balance at June 30, 1999, at $1.4 billion.

     A February 1997 forecast projected an Accounting General Fund balance at June 30, 1997, at $866 million (after taking into account the $114 million and $157 million items referred to above), due to a $236 million increase in projected revenues and a $108 million decrease in expenditures. The balance at June 30, 1999, was projected at $1.7 billion.

     The 1997 Legislature, in a regular session and June and August special sessions, authorized $20.924 billion in spending for the 1997-1999 biennium, an increase of $2.231 billion, or 11.8 percent, from 1995-1997 expenditures. Resources for the 1997-1999 biennium were projected to be $21.946 billion, including $1.630 billion carried forward from the previous biennium.

     The Legislature authorized 14.8 percent more spending for elementary and secondary education spending in the 1997-1999 biennium than in 1995-1997, 17.6 percent more for health and human services, 12.5 percent more in local government aids, 10.7 percent more for higher education, and 0.3 percent more for all other expenditures. The Legislature set the General Fund budget reserve at $522 million. The cash flow account was set at $350 million, and a property tax reform reserve account of $46 million was created for future restructuring of the property tax system. Other reserves totaled $72 million.

     After the Legislature adjourned its second special session in August 1997, the Commissioner of Finance estimated that at June 30, 1999, the Accounting General Fund balance would be positive $32 million. The Accounting General Fund balance at June 30, 1997 was an estimated $861 million.

     The Commissioner of Finance, in a November 1997 forecast, estimated the Accounting General Fund balance at June 30, 1999, at $1.360 billion, $1.328 billion more than estimated after the 1997 legislature adjourned, due to a $729 million increase in projected revenues, a $256 million reduction in projected expenditures, $21 million increase in dedicated reserves, and a $364 million increase in the projected amount carried forward from the 1995-1997 biennium. Higher than anticipated individual income tax payments were the major source of $272 million in additional revenues in the first half of 1997, and human services savings were the principal source of $92 million in reduced expenditures. The Commissioner estimated the Accounting General Fund balance at June 30, 2001, at $1.284 billion.

     Only $453 million of the $1.360 billion projected 1997-1999 surplus was available for spending. The statutes allocate the first $81 million of the forecast balance to fund K-12 education tax credits and deductions enacted in 1997. Sixty percent of the remainder plus interest, $826 million, is added to a property tax reform account.

     A February 1998 forecast projected an Accounting General Fund balance at June 30, 1999, at $1.952 billion, due to a $507 million increase in projected revenues, a $90 million decrease in expenditures, and a $5 million increase in dedicated reserves. The balance at June 30, 2001, was projected at $2.137 billion.

     The State of Minnesota has no obligation to pay any bonds of its political or governmental subdivisions, municipalities, governmental agencies, or instrumentalities. The creditworthiness of local general obligation bonds is dependent upon the financial condition of the local government issuer, and the creditworthiness of revenue bonds is dependent upon the availability of particular designated revenue sources or the financial conditions of the underlying obligors. Although most of the bonds owned by the Minnesota Fund are expected to be obligations other than general obligations of the

State of Minnesota itself, there can be no assurance that the same factors that adversely affect the economy of the State generally will not also affect adversely the market value or marketability of such other obligations, or the ability of the obligors to pay the principal of or interest on such obligations.

     At the local level, the property tax base has recovered after its growth was slowed in many communities in the early 1990s by overcapacity in certain segments of the commercial real estate market. Local finances are also affected by the amount of state aid that is made available. Further, various of the issuers within the State of Minnesota, as well as the State of Minnesota itself, whose securities may be purchased by the Minnesota Fund, may now or in the future be subject to lawsuits involving material amounts. It is impossible to predict the outcome of these lawsuits. Any losses with respect to these lawsuits may have an adverse impact on the ability of these issuers to meet their obligations.

     Legislation enacted in 1995 provides that it is the intent of the Minnesota legislature that interest income on obligations of Minnesota governmental units, and exempt-interest dividends that are derived from interest income on such obligations, be included in the net income of individuals, estates, and trusts for Minnesota income tax purposes if it is judicially determined that the exemption by Minnesota of such interest or such exempt-interest dividends unlawfully discriminates against interstate commerce because interest income on obligations of governmental issuers located in other states, or exempt-interest dividends derived from such obligations, is so included. This provision applies to taxable years that begin during or after the calendar year in which such judicial decision becomes final, regardless of the date on which the obligations were issued, and other remedies apply for previous taxable years. The United States Supreme Court in 1995 denied certiorari in a case in which an Ohio state court upheld an exemption for interest income on obligations of Ohio governmental issuers, even though interest income on obligations of non-Ohio governmental issuers was subject to tax. In 1997, the United States Supreme Court denied certiorari in a subsequent case from Ohio, involving the same taxpayer and the same issue, in which the Ohio Supreme Court refused to reconsider the merits of the case on the ground that the previous final state court judgment barred any claim arising out of the transaction that was the subject of the previous action. It cannot be predicted whether a similar case will be brought in Minnesota or elsewhere, or what the outcome of such case would be. Should an adverse decision be rendered, the value of the securities purchased by the Minnesota Fund might be adversely affected, and the value of the shares of the Minnesota Fund might also be adversely affected.

     In July 1997 the State's bond ratings were Aaa by Moody's, AAA by S&P, and AAA by Fitch.

     Economic difficulties and the resultant impact on State and local government finances may adversely affect the market value of obligations in the portfolio of the Minnesota Fund or the ability of respective obligors to make timely payment of the principal and interest on such obligations.

     Risk Factors for the Missouri Fund. The following is a discussion of certain risk factors relevant to the Missouri Fund. The Missouri Fund will concentrate its investments in debt obligations of the State of Missouri and its local governmental entities ("Missouri Obligations"). The value of and the payment of interest and principal on the Missouri Obligations may be adversely affected by economic and political conditions and developments within or without the State of Missouri. The information contained herein is not intended to be a complete discussion of all relevant risk factors, and there may be other factors not discussed herein that may adversely affect the value of the Missouri Obligations. The facts discussed herein were obtained primarily from published information regarding Missouri state entities. The information relates exclusively to the State of Missouri and is not intended to include any details relating to debt obligations of local governmental entities located in the State of

Missouri that may be acquired by the Missouri Fund. The discussion is limited to the general economic conditions in the State of Missouri.

     Population. The following information was obtained from the report of the Bureau of the Census, United States Department of Commerce, in the 1991 Statistical Abstract of the United States (the "1990 Census"). As of 1990, the population of the State of Missouri was 5,117,073, which caused Missouri to rank 15th in total population among the states. The portion of Missouri's population that was comprised of individuals classified as minorities was 13.1% as compared to the United States ("U.S.") average of 24.4%. According to the 1990 Census, the population of the State of Missouri increased 4.1% from 1980 to 1990, while the population of the U.S. increased 9.8% during the same period. Comparatively, during the decade between 1970 and 1980, Missouri's population increased 5.1% while the U.S. population increased 11.4%. The Missouri Department of Economic Development has projected that the population of Missouri will increase 3.5% from 1990 to 2000 and 2.4% from 2000 to 2010, so that Missouri will have a total estimated population of approximately 5,458,000 by 2010. Without an adequate population to support a meaningful tax base, state tax revenues may not be sufficient for the State of Missouri to make payments on its debt obligations.

     Economy. Missouri's economy is divided primarily among agriculture, manufacturing, services, trade and government. The U.S. Bureau of Labor Statistics reported in January 1998, that Missouri's largest non-agricultural employers were services with 28.0% of the non-agricultural work force, trade (wholesale and retail) with 23.5% of the non-agricultural work force, manufacturing with 16.0% of the non-agricultural work force and government with 15.6% of the non-agricultural work force. According to the U.S. Department of Commerce, Missouri's gross state product, the aggregate of all economic activity and wealth produced in the State of Missouri, rose from $53.1 billion in 1980 to $101.5 billion in 1990, representing an average annual increase of approximately 6.7%. During the same period, the U.S. gross national product increased approximately 7.0% per year. The annual per capita personal income for the State of Missouri for 1994, 1995 and 1996 was $20,717, $21,627 and $22,864,
respectively, while the U.S. annual per capita income for the same years was $21,846, $23,193 and $24,231. The University of Missouri in Columbia, Missouri (the "University") has projected that the per capita income for Missouri residents will increase 3.9% in calendar year 1998 and will rise approximately 4.5% in both 1999 and 2000; while per capita income for U.S. residents will increase 3.4%, 4.8% and 4.9%, respectively, during the same periods. Inadequate state gross product or per capita income could adversely affect the State's tax revenues and, therefore, its ability to meet its current debt obligations.

     Employment. The Missouri Department of Labor and Industrial Relations has reported that Missouri's unemployment rates for fiscal years 1995, 1996 and 1997 were 4.6%, 4.3% and 4.2%, respectively, while the U.S. unemployment rates for the same periods were 5.7%, 5.7% and 5.2%. The University has projected that Missouri's unemployment rate for calendar year 1998 will be 3.6%, dropping to 3.5% in 1999, and remaining at 3.5% in the year 2000, while the U.S. unemployment rate for the same periods will be 4.5% in each of years 1998-2000. If the State has significant unemployment in future years, the State's tax revenues may not be adequate to pay its debt obligations.

     State Revenues. The State of Missouri operates from a General Revenue Fund ("General Fund"). The General Fund includes funds received from tax revenues and federal grants. For fiscal year 1997, the State derived approximately 17.0% of the General Fund revenue from sales and use taxes, 33.9% from individual income taxes and 4.7% from corporate income taxes.

     The Missouri Constitution imposes a limit on the amount of taxes that may be imposed by the General Assembly during any fiscal year. This limit is related to total state revenues for fiscal year 1981, as defined in Article X, Sections 16 through 24 of the Missouri State Constitution, and is adjusted annually in accordance with a formula related to increases in the average personal income of Missouri residents for certain designated periods. Inadequate tax revenues due to the constitutional limitations may adversely affect the State's ability to pay its debt obligations.

     Federal grants account for approximately 26.4% of the General Fund revenues for fiscal year 1997. No assurances can be given that the amount of federal grants previously provided to the State will continue, and the amount of federal grants received by the State may have an effect on its ability to pay its debts.

     The U.S. District Courts in St. Louis and Kansas City ordered the State to make payments totaling $227.1 million during fiscal year 1997 and $273.9 million during fiscal year 1996 to fund the State's share of certain court-ordered desegregation plans. These amounts constituted approximately 3.5% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1997 and 4.5% of the State's General Fund revenue (exclusive of federal grants) for fiscal year 1996. In 1997, the U.S. District Court approved a plan in which the State would be required to make desegregation payments totaling $314 million during the 1996-1997, 1997-1998, and 1998-1999 school years. After the 1998-1999 school year, the State, under the plan approved by the District Court, will no longer be obligated to make court-ordered desegregation payments.

     The Missouri State Constitution mandates a balanced annual state budget. The requirement of a balanced state budget may affect the ability of the State of Missouri to repay its debt obligations. For fiscal year 1996, the General Fund revenue, minus federal grants, amounted to $5,778.0 million, which represented a 7.2% increase in General Fund revenue over the previous fiscal year. The balance in the General Fund as of the end of the 1996 fiscal year was $1,482.1 million. This represented a 90.0% increase in the General Fund balance from the end of fiscal year 1995.

     For fiscal year 1997, the State budgeted, exclusive of federal grants, $6,000.3 million in General Fund revenue, which represented a 3.8% increase from the actual revenue amount for fiscal year 1996. However, for fiscal year 1997, the actual General Fund revenue, exclusive of federal grants, was approximately $6,199 million, which was 3.3% higher than budgeted and represented a 7.3% increase from fiscal year 1996 The actual General Fund balance at the end of fiscal year 1997 was $1,705.1 million, which was 15.1% higher than the balance at the end of fiscal year 1996. This increase, along with increases in fiscal years 1992, 1993, 1994, 1995 and 1996 helped to offset decreases in fiscal years 1990 and 1991 which had reduced the General Fund balance from $436.5 million at the end of fiscal year 1989 to $214.7 million at the end of fiscal year 1991. For fiscal year 1998, the State of Missouri budgeted, exclusive of federal grants, $6,245 million in General Fund revenue, which represents a 0.7% increase from the actual revenue amount for fiscal year 1997. There are no assurances that the revenues and fund balances budgeted will be attained in the future. Decreases in revenues and the General Fund balance could adversely affect the State's ability to pay its debt obligations.

     State Bond Indebtedness. The State of Missouri is barred by Article III,
Section 37 of the Missouri State Constitution from issuing debt instruments to fund government operations. However, it is authorized to issue bonds to finance or refinance the cost of capital projects upon approval by the voters. In the past, the State has issued two types of bonds to raise capital - general obligation bonds and revenue bonds. The State has authorized and issued general obligation bonds through two state agencies for two specific needs. Water Pollution Control Bonds have been issued to provide funds for the protection of the environment through the control of water pollution. State Building Bonds have been issued to provide funds to improve state buildings and property. Payments on the general obligation bonds are made from the General Fund. Therefore, if the State is unable to increase its tax revenues, the State's ability to make the payments on the existing obligations may be adversely affected.

     In addition to state general obligation bonds, the State of Missouri has statutes that enable certain local political or governmental authorities, such as cities, counties and school districts, to issue general obligation bonds. These local general obligation bonds are required to be registered with the State Auditor's Office. Local general obligation bonds are backed by the general revenues (including ad valorem and other taxes) of the particular local governmental or political authority issuing such bonds. The State of Missouri generally has no obligation with respect to such bonds.

     The State is also authorized to issue revenue bonds. Revenue bonds generally provide funds for a specific project, and repayments are generally limited to the revenues from that project. However, the State may enact a tax specifically to repay the State's revenue bonds. Therefore, a reduction of revenues from a project financed by revenue bonds may adversely affect the State's ability to make payments on such bonds. No assurances can be given that the State will receive sufficient revenues from the projects, or that the State will enact and collect a tax to be used to make the required payments on such bonds.

     As of June 30, 1997, according to the Committee on Legislative Research of the State of Missouri, the State of Missouri had outstanding total state general obligation bond debt amounting to $1,017,490,000 in principal and $549,133,521 in interest to be paid over the period such debt remains outstanding. On the same date, the State had outstanding total state revenue bond debt amounting to $114,680,000 in principal and $53,781,402 in interest to be paid over the period such debt remains outstanding. In addition to the state bond debt, as of June 30, 1997, the total outstanding principal amount of debt issued by independent statutory authorities in Missouri was $12,432,950,539. Factors that may adversely affect the ability of the issuers to repay their debts include (1) statutory and constitutional limitations on the State of Missouri, and its agencies and local political and governmental authorities and (2) the success of the projects to which the debts relate.

     Missouri Bond Ratings. S&P and Moody's rating service of state bond issuers generally rate a bond issuer's ability to repay debt obligations. The general obligation bonds issued by the State of Missouri are currently rated AAA by S&P and Aaa by Moody's, the highest rating for each agency. However, prolonged uncertainty over the State's current financial outlook could impair the State's ability to maintain such ratings. No assurances can be given that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency. Any reduction in, suspension of, or withdrawal of such ratings may have an adverse effect on the resale market price of Missouri bonds. With respect to the rating of revenue bonds, such rating generally depends on the amount of the revenue from the specific project.

     Risk Factors for the New Jersey Fund. Public agencies within the State of New Jersey are authorized to issue two general classes of indebtedness, the interest on which is exempt from Federal income taxation; general obligation bonds and special obligation or revenue bonds. Both classes of bonds may be included in the New Jersey Fund portfolio. The repayment of principal and interest on general obligation bonds is secured by the full faith and credit of the issuing entity, backed up by such entity's taxing authority, without recourse to any specific project or source of revenue. Special obligation or revenue bonds are typically repaid only from revenues received in connection with the project for which the bonds are issued, special excise taxes, or other special revenue sources and are issued by entities without taxing power. Unless specifically guaranteed, neither the State of New Jersey, any county, municipality nor any political subdivisions thereof (except for the issuing entity) are liable for the payment of principal of or interest on revenue bonds.

     General obligation bonds are repaid from revenues obtained through the issuing entity's general taxing authority. The current political climate encourages maintaining or even lowering current tax levels. New Jersey law, however, requires taxes to be levied to repay debt.

     Any reduction in the amount of revenue generated by a facility or project financed by special obligation bonds will affect the issuing entity's ability to pay debt service on such bonds and no assurance can be given that sufficient revenues will be obtained from the facility or project to make such payments, although in some instances repayment may be guaranteed or otherwise secured.

     There are several types of public agencies in New Jersey that are authorized to issue revenue bonds for essential public purposes, including utilities authorities, improvement authorities, sewerage authorities, housing authorities, parking authorities, redevelopment agencies and various other authorities and agencies. These public agencies have issued bonds for the construction of hospitals, housing facilities, pollution control facilities, water and sewage facilities, power and electric facilities, resource recovery facilities and other public projects or facilities. Certain difficulties may occur in the construction or operation of such facilities or projects that would adversely affect the amount of revenues derived therefrom in order to support the issuing entity's payment obligation on the bonds issued therefor. Hospital facilities, for example, are subject to changes in Medicare and Medicaid reimbursement regulations, attempts by Federal and state legislature to limit costs for health care and management's ability to complete construction projects on a timely basis as well as to maintain projected rates of occupancy and utilization. At any given time, there are several proposals pending on a Federal and state level concerning health care which may further affect a hospital's debt service obligation.

     Housing facilities may be subject to increases in operating costs, management's ability to maintain occupancy levels, rent restrictions and availability of Federal or state subsidies, while power and electric facilities and resource recovery facilities may be subject to increased costs resulting from environmental restrictions, fluctuations in fuel costs, delays in licensing procedures and the general regulatory framework in which these facilities operate. All of these entities are constructed and operated under rigid regulatory guidelines.

     The New Jersey Economic Development Authority (the "EDA") is a major issuer of special obligation bonds on a conduit basis in connection with its authority, pursuant to New Jersey law, to make loans and extend credit for the financing of projects for public purposes. The EDA issues the bonds and loans the proceeds to a borrower who agrees to repay the EDA amounts sufficient to pay principal and interest on the bonds when the same becomes due.

     Some borrowers that financed facilities with proceeds of industrial development bonds issued by the EDA have defaulted on their repayment obligations to the EDA. Since these special obligation bonds were payable only from money received from the specific projects that were funded or from other sources pledged by the borrower to support its repayment obligation, the EDA was unable to pay debt service to the holders of the bonds issued for the respective projects. However, because each issue of special obligation bonds depends on its own revenue for repayment, these defaults should not affect the ability of the EDA to pay debt service on other bonds it issues in the future on behalf of qualified borrowers.

     New Jersey is the ninth largest state in population and the fifth smallest in land area. With an average of 1,071 persons per square mile, it is the most densely populated of all the states. New Jersey is located at the center of the megalopolis which extends from Boston to Washington, and which includes over one-fifth of the country's population. The extensive facilities of the Port Authority of New York and New Jersey, the Delaware River Port Authority and the South Jersey Port Corporation across the Delaware River from Philadelphia augment the air, land and water transportation complex which has influenced most of New Jersey's economy. This central location in the northeastern corridor, the transportation and port facilities and proximity to New York City make New Jersey an attractive location for corporate headquarters and international business offices. A number of Fortune Magazine's top 500 companies maintain headquarters or major facilities in New Jersey, and many foreign-owned firms have located facilities in New Jersey.

     New Jersey's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. New Jersey has the Atlantic seashore on the east and lakes and mountains in the north and northwest, which provide recreation for residents as well as for out-of-state visitors. In 1976, voters approved casino gambling for Atlantic City, which has become an important New Jersey tourist attraction.

     New Jersey's population grew rapidly in the years following World War II, before slowing to an annual rate of 0.27 percent in the 1970s. Between 1980 and 1990, the annual growth rose to 0.49 percent and between 1990 and 1995, accelerated to .52 percent (according to the U.S. Census Bureau). While this rate of growth is less than that for the United States, it compares favorably with other Middle Atlantic States.

     The small increase in New Jersey's total population during the past quarter century masks the redistribution of population within New Jersey. There has been a significant shift from the northeastern industrial areas toward the four coastal counties (Cape May, Atlantic, Ocean and Monmouth) and toward the central New Jersey counties of Hunterdon, Somerset and Middlesex.

     After enjoying an extraordinary boom during the mid-1980s, New Jersey as well as the rest of the Northeast slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession of 1990-1991, construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing.

     New Jersey has benefited from the national recovery. New Jersey's recovery is in its sixth year and appears to be sustainable now that the national economy has "soft landed." Economic growth in New Jersey continues at an above-average pace relative to the region since the early 1990s recession. New Jersey has recovered to its pre-recession employment peak, but growth lags national economic performance by most measures. Unemployment rates have decreased to 6.2% through 1997 compared with the 1992 recessionary peak of 8.4%.

     Since the recession, business investment expenditures and consumer spending have increased substantially in the nation as well as in New Jersey. Capital and consumer spending may continue to rise due to the sustained character of the recovery, although the interest-sensitive homebuilding industry may provide only a moderate amount of stimulus in New Jersey. The employment and income growth that has and is taking place may lead to further growth in consumer outlays. Reasons for cautious optimism in New Jersey include increasing employment levels, a declining jobless rate, and a higher-than-national level of per capita personal income.

     If the nation's economic growth rate slows business expansion could become somewhat more subdued in New Jersey. However, New Jersey's economy should have enough momentum to keep its trend line pointing upwards. Its growth potential is not yet limited by the labor supply constraints beginning to affect some other parts of the country.

     Looking further ahead, prospects for New Jersey appear favorable. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service industries.

     To the extent that any adverse conditions exist in the future that affect the ability of public agencies within New Jersey to pay debt service on their obligations, the value of the New Jersey Fund may be immediately and substantially affected.

     Risk Factors for New York Insured. New York Insured is highly sensitive and vulnerable to the fiscal stability of New York State (the "State") and its subdivisions, agencies, instrumentalities and authorities that issue the Municipal Instruments in which New York Insured concentrates its investments. The following information as to certain risk factors associated with New York Insured's concentration in Municipal Instruments issued by New York issuers is only a brief summary, does not purport to be a complete description, and is based upon disclosure in Official Statements relating to offers of Municipal Instruments, and other publicly available information, prior to the end of March, 1998. No representation is made herein as to the accuracy or adequacy of such information, or as to the existence of any adverse changes in such information after the date thereof.

     The State's budget for the 1997-98 fiscal year was enacted by the Legislature on August 4, 1997, more than four months after the start of the fiscal year. Prior to adoption of the budget, the Legislature enacted appropriations for disbursements considered to be necessary for State operations and other purposes, including necessary appropriations for all State-supported debt service.

     Moderate growth in the State economy is projected in 1998 and 1999 for employment, wages and personal income, although the growth rates should lessen gradually during the course of the two years. Personal income is estimated to have grown by 5.4 percent in 1996, fueled in part by a continued large increase in financial sector bonus payments, and is projected to grow 4.7 percent in 1998 and 4.4 percent in 1999. Increases in bonus payments at year end 1998 are projected to be modest, a substantial change from the rate of increase of the last few years. Overall employment growth will continue at a modest rate, reflecting the slowing growth in the national economy, continued spending restraint in government, and restructuring in the health care, social service, and banking sectors.

     Executive Budget. The Governor presented his 1998-99 Executive Budget to the Legislature on January 20, 1998. The Executive Budget contains financial projections for the State's 1997-98 through 2000-2001 fiscal years, detailed estimates of receipts and a proposed Capital Program and Financing Plan for the 1997-98 through 2002-03 fiscal years. As provided by law, the Governor is required to prepare amendments to his 1998-99 Executive Budget and such amendments must be reflected in a revised Financial Plan on or before February 19, 1998. There can be no assurance that the Legislature will enact into law the Executive Budget as proposed by the Governor, or that the State's adopted budget projections will not differ materially and adversely from the projections set forth herein.


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


     The 1998-99 Financial Plan is projected to be balanced on a cash basis in the General Fund. Total General Fund receipts, including transfers from other funds, are projected to be $36.22 billion, an increase of $1.02 billion over projected receipts in the current fiscal year. Total General Fund disbursements, including transfers to other funds, are projected to be $36.18 billion, an increase of $1.02 billion over the projected expenditures (including prepayments), for the current fiscal year. As compared to the 1997-98 State Financial Plan, the Executive Budget proposes a year-to-year growth in General Fund spending of 2.89 percent. State Funds spending (i.e., General Fund plus other dedicated funds, with the exception of federal aid) is projected to grow by 8.5 percent. Spending from All Governmental Funds (excluding transfers) is proposed to increase by 7.6 percent from the prior fiscal year.

     Current law and programmatic requirements are primarily responsible for the year-to-year growth in General Fund spending. These include a current law increase in school aid ($607 million), cost and enrollment growth in handicapped education ($91 million) and Medicaid ($212 million), and employee contract increases and inflation adjustments for State agency operations. The Executive Budget also includes increases of $84 million for corrections programs to cover new capacity demands and $152 million for mental health programs to finance current law increases and the expansion of community beds. Other spending growth reflects a requested increase of $108 million for the Judiciary and $117 million for long term debt service. New spending is partially offset by reductions of $453 million in capital projects transfers due to the financing of the Community Enhancement Facility Program ("CEFAP") from resources available in 1997-98, $37 million in welfare assistance savings, $36 million from lower spending in General State charges and $68 million in lower transfers primarily due to the elimination of the Lottery transfer made in 1997-98.

     The 1998-99 Financial Plan projects that the State will end 1998-99 with a closing balance in the General Fund of $500 million, which reflects $400 million in the Tax Stabilization Reserve Fund and $100 million in the Contingency Reserve Fund, following an anticipated deposit $35 million in the latter fund during the year.

     The Division of the Budget has expressed its belief that the economic assumptions and projections of receipts and disbursements accompanying the 1998-99 Executive Budget are reasonable. However, the economic and financial condition of the State may be affected by various financial, social, economic and political factors. Those factors can be very complex, can vary from fiscal year to fiscal year, and are frequently the result of actions taken not only by the State but also by entities, such as the federal government, that are outside the State's control. Because of the uncertainty and unpredictability of changes in these factors, their impact cannot be fully included in the assumptions underlying the State's projections. For example, there can be no assurance that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance or to align recurring receipts and disbursements in either 1998-99 or in future fiscal years.

     The State Financial Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have recently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.

     Projections of total State receipts in the State Financial Plan are based on the State tax structure in effect during the fiscal year and on assumptions relating to basic economic factors and their historical relationships to State tax receipts. In preparing projections of State receipts, economic forecasts relating to personal income, wages, consumption, profits and employments have been particularly important. The projection of receipts from most tax or revenue sources is generally made by estimating the change in yield of such tax or revenue source caused by economic and other factors, rather than by estimating the total yield of such tax or revenue source from its estimated tax base. The forecasting methodology, however, ensures that State fiscal year estimates for taxes that are based on a computation of annual liability, such as the business and personal income taxes, are consistent with estimates of total liability under such taxes.

     Projections of total State disbursements are based on assumptions relating to economic and demographic factors, levels of disbursements for various services provided by local governments (where the cost is partially reimbursed by the State), and the results of various administrative and statutory mechanisms in controlling disbursements for State operations. Factors that may affect the level of disbursements in the fiscal year include uncertainties relating to the economy of the nation and the State, the policies of the federal government, and changes in the demand for and use of State services.

     The Division of the Budget ("DOB") believes that its projections of receipts and disbursements relating to the current State Financial Plan, and the assumptions on which they are based, are reasonable. Actual results, however, could differ materially and adversely from the projections set forth in this Annual Information Statement. In the past, the State has taken management actions and made use of internal sources to address potential State Financial Plan shortfalls, and DOB believes it could take similar actions should variances occur in it projections for the current fiscal year.

     In recent years, State actions affecting the level of receipts and disbursements, the relative strength of the State and regional economy, actions of the federal government and other factors, have created structural budget gaps for the State. These gaps resulted from a significant disparity between recurring revenues and the costs of maintaining or increasing the level of support for State programs. To address a potential imbalance in any given fiscal year, the State would be required to take actions to increase receipts and/or reduce disbursements as it enacts the budget for that year, and under the State Constitution, the Governor is required to propose a balanced budget each year. There can be no assurance, however, that the Legislature will enact the Governor's proposals or that the State's actions will be sufficient to preserve budgetary balance in a given fiscal year or to align recurring receipts and disbursements in future fiscal years.

     Other actions taken in the 1997-98 adopted budget add further pressure to future budget balance in New York State. For example, the fiscal effects of tax reductions adopted in the 1997-98 budget are projected to grow more substantially beyond the 1998-99 fiscal year, with incremental costs averaging in excess of $1.3 billion annually over the last three years of the tax reduction program. These incremental costs reflect the phase-in of State-funded school property tax and local income tax relief, the phase-out of the assessments on medical providers, and reductions in estate and gift levies, utility gross receipts taxes, and the State sales tax on clothing. The full annual cost of the enacted tax reduction package is estimated at approximately $4.8 billion when fully effective in State fiscal year 2001-02. In addition, the 1997-98 budget included multi-year commitments for school aid and pre-kindergarten early learning programs which could add as much as $1.4 billion in costs when fully annualized in fiscal year 2001-02. These spending commitments are subject to annual appropriation.

     The forecast of General Fund receipts in 1998-99 incorporates several Executive Budget tax proposals that, if enacted, would further reduce receipts otherwise available to the General Fund by approximately $700 million during 1998-99. The Executive Budget proposes accelerating school tax relief for senior citizens under the School Tax Relief initiative (STAR), which is projected to reduce General Fund receipts by $537 million in 1998-99. The proposed reduction supplements STAR tax reductions already scheduled in law, which are projected at $187 million in 1998-99. The Budget also proposes several new tax-cut initiatives and other funding changes that are projected to further reduce receipts available to the General Fund by over $200 million.

     Disbursements from the category of Grants to Local Governments constitute approximately 67.9 percent of all General Fund spending, and include payments to local governments, non-profit providers and individuals. Disbursements in this category are projected to increase by $931 million to $24.55 billion in 1998-99, or 3.9 percent above 1997-98. The largest increases are for school aid and Medicaid.

     School aid is projected at $9.47 billion in 1998-99, an increase of $607 million on a State fiscal year basis. This increase funds both the balance of aid payable for the 1997-98 school year and a proposed 1998-99 school year increase of $518 million. Medicaid costs are estimated to increase $212 million to $5.68 billion, about the same spending level as in 1994-95. After adjusting 1997-98 spending for the one-time acceleration of a 53rd weekly Medicaid payment scheduled for 1998-99, Medicaid spending is projected to increase by $348 million or 6.5 percent. The adjustment eliminates this extraordinary payment in 1997-98 for purposes of comparison with 1998-99. Spending in local assistance programs for higher education, handicapped education, mental hygiene, local public health and revenue sharing are also proposed to increase.

     Uncertainties with regard to the economy present the largest potential risk to future budget balance in New York State. This risk includes either a financial market or broader economic "correction," a risk heightened by the relatively lengthy expansions currently underway. The securities industry is more important to the New York economy than the national economy, and a significant deterioration in stock market performance could ultimately produce adverse changes in wage and employment levels. In addition, a normal "forecast error" of one percentage point in the expected growth rate could cumulatively raise or lower receipts by $1 billion by the last year of the 1998 through 2001 projection period. On the other hand, the national or State economy may continue to perform better than projected, which could produce beneficial short-term results in State receipts.

     An additional risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The Financial Plan assumes no significant federal disallowances or other federal actions that could affect State finances, but has reserves of $500 million in the event of such an action.

     On August 11, 1997 President Clinton exercised his line-item veto powers to cancel a provision in the federal Balanced Budget Act of 1997 that would have deemed New York State's health care provider taxes to be approved by the federal government. New York and several other states have used hospital rate assessments and other provider tax mechanisms to finance various Medicaid and health insurance programs since the early 1980s. The State's process of taxation and redistribution of health care dollars was sanctioned by federal legislation in 1987 and 1991. However, the federal Health Care Financing Administration
(HCFA) regulations governing the use of provider taxes require the State to seek waivers from HCFA that grant explicit approval of the provider taxing system now in place. The State filed the majority of these waivers with HCFA in 1995 but has yet to receive final approval.

     The Balanced Budget Act of 1997 provision passed by Congress was intended to rectify the uncertainty created by continued inaction on the State's waiver requests. A federal disallowance of the State's provider tax system could jeopardize up to $2.6 billion in Medicaid reimbursement received through December 31, 1998. The President's veto message valued any potential disallowance at $200 million. The Financial Plan projections do not anticipate any provider tax disallowance.

     On October 9, 1997 the President offered a corrective amendment to the HCFA regulations governing such taxes. The Governor stated that this proposal did not appear to address all of the State's concerns, and negotiations are ongoing between the State and HCFA. In addition, The City of New York and other affected parties in the health care industry have filed a lawsuit challenging the constitutionality of the President's line-item veto.

     Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities (i.e., public benefit corporations created by State law, other than local authorities). There are numerous public authorities, with various responsibilities, including those which finance, construct and/or operate revenue producing public facilities. As of September 30, 1996, there were 17 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of all State public authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt.

     Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. State legislation authorizes financing techniques for public authorities such as State (i) guarantees of public authority obligations, (ii) lease-purchase and contractual-obligation financing arrangements and (iii) statutory moral obligation provisions. The State's access to the public credit markets could be impaired, and the market price of its outstanding debt may be materially adversely affected, if any of its public authorities, particularly those using the financing techniques specified above, were to default on their respective obligations. Public authority operating expenses and debt service costs are generally paid by revenues generated by the project financed or operated, such as tolls charged for the use of highways, bridges or tunnels, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, certain statutory arrangements provide for State local assistance payments, otherwise payable to localities, to be made under certain circumstances to certain public authorities. The State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements. However, in the event that such local assistance payments are so diverted, the affected localities could seek additional State assistance.

     Some public authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. For example, the Metropolitan Transportation Authority receives the bulk of this money in order to carry out mass transit and commuter services.

     Municipalities. The counties, cities, towns and villages of the State are political subdivisions of the State with the powers granted by the State Constitution and statutes. As the sovereign, the State retains broad powers and responsibilities with respect to the finances and welfare of such subdivisions as well as school districts, fire districts and other district corporations, especially in the areas of education and social services. Certain localities have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The fiscal stability of the State is thus related to the fiscal stability of its localities, including The City of New

York. A number of factors could affect localities during the State's 1997-98 and 1998-1999 fiscal years and thereafter.

     New York City

     The fiscal health of the State may be affected by the fiscal health of The City of New York ("the City"), which continues to require significant financial assistance form the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market their securities successfully in the public credit markets. The City has achieved balanced operating results for each of its fiscal years since 1981 as reported in accordance with the then-applicable GAAP standards. Although the City has balanced its budget since 1981, estimates of the City's future revenues and expenditures, which are based on numerous assumptions, are subject to various uncertainties. If, for example, expected Federal or State aid is not forthcoming; if unforeseen developments in the economy significantly reduce revenues derived from economically sensitive taxes, or necessitate increased expenditures for public assistance; if the City should negotiate wage increases for its employees greater than the amounts provided for in the City's financial plan; or if other uncertainties materialize that reduce expected revenues or increase projected expenditures, then, to avoid operating deficits, the City may be required to implement additional actions, including increases in taxes and reductions in essential City services. The City might also seek additional assistance from the State.

     In response to the City's fiscal crisis in 1975, the State took action to assist the City in returning to fiscal stability. Among those actions, the State established the Municipal Assistance Corporation for The City of New York ("MAC") to provide financing assistance to the City; the New York State Financial Control Board (the "Control Board") to oversee the City's financial affairs; and the Office of the State Deputy Comptroller for the City of New York ("OSDC") to assist the Control Board in exercising its powers and responsibilities. A "Control Period" existed from 1975 to 1986, during which the City was subject to certain statutorily-prescribed fiscal controls. Although the Control Board terminated the Control Period in 1986 when certain statutory conditions were met and suspended certain Control Board powers, upon the occurrence or "substantial likelihood and imminence" of the occurrence of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets, the Control Board is required by law to reimpose a Control Period. Currently, the City and its Covered Organizations (i.e., those which receive or may receive moneys from the City directly, indirectly or contingently) operate under a four-year financial plan which the City prepares annually and periodically updates. The City's financial plan includes its capital, revenue and expense projections and outlines proposed gap-closing programs for years with projected budget gaps.

     The City's projections are based on various assumptions and contingencies, some of which are uncertain and may not materialize. Unforeseen developments and changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.

     Implementation of the City's financial plan is also dependent upon the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully. The City issues securities to finance, refinance and rehabilitate infrastructure and other capital needs, as well as for seasonal financing needs. In order to help the City to avoid exceeding its State Constitutional general debt limit, the State created the New York City Transitional Finance Authority to finance a portion of the City's capital program. Despite this additional financing mechanism, the City currently projects that, if no further action is taken, it will reach its debt limit in City fiscal year 1999-2000. On June 2, 1997, an action was commenced seeking a declaratory judgment declaring the legislation establishing the Transitional Finance Authority to be unconstitutional. If such legislation were voided, projected contracts for City capital projects would exceed the City's debt limit. Future developments concerning the City or entities issuing debt for the benefit of the City, and public discussion of such developments, as well as prevailing market conditions and securities credit ratings, may affect the ability or cost to sell securities issued by the City or such entities and may also affect the market for their outstanding securities.

     The staffs of the Control Board, OSDC and the City Comptroller issue periodic reports on the City's financial plans which analyze the City's forecasts of revenues and expenditures, cash flow, and debt service requirements, as well as compliance with the financial plan, as modified, by the City and its Covered Organizations. According to recent staff reports, while economic recovery in New York City has been slower than in other regions of the country, a surge in Wall Street profitability resulted in increased tax revenues and generated a substantial surplus for the City in City fiscal year 1996-97. Although several sectors of the City's economy have expanded recently, especially tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industries and the course of the national economy. These reports have also indicated that recent City budgets have been balanced in part through the use of non-recurring resources; that the City's financial plan tends to rely on actions outside its direct control; that the City has not yet brought its long-term expenditure growth in line with recurring revenue growth; and that the City is therefore likely to continue to face substantial budget gaps between forecast revenues and expenditures in future years that must be closed with reduced expenditures and/or increased revenues. In addition to these monitoring agencies, the Independent Budget Office ("IBO") has been established pursuant to the City Charter to provide analysis to elected officials and the public on relevant fiscal and budgetary issues affecting the City.

     Other Localities

     Certain localities outside The City of New York have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional assistance is not included in the projections of the State's receipts and disbursements for the State's 1997-98 fiscal year.

     Fiscal difficulties experienced by the City of Yonkers resulted in the re-establishment of the Financial Control Board for the City of Yonkers by the State in 1984. That Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the State to assist Yonkers could result in increased State expenditures for extraordinary local assistance.

     Beginning in 1990, the City of Troy experienced a series of budgetary deficits that resulted in the establishment of a Supervisory Board for the City of Troy in 1994. The Supervisory Board's powers were increased in 1995, when Troy MAC was created to help Troy avoid default on certain obligations. The legislation creating Troy MAC prohibits the City of Troy from seeking federal bankruptcy protection while Troy MAC bonds are outstanding.

     Eighteen municipalities received extraordinary assistance during the 1996 legislative session through $50 million in special appropriations targeted for distressed cities, aid that was largely continued in 1997. Twenty-eight municipalities are scheduled to share the more than $32 million in targeted unrestricted aid allocated in the 1997-98 budget. An additional $21 million will be dispersed among all cities, towns and villages, a 3.97 percent increase in General Purpose State Aid.

     Municipalities and school districts have engaged in substantial short-term and long-term borrowings. In 1995, the total indebtedness of all localities in the State other than The City of New York was approximately $19.0 billion. A small portion (approximately $102.3 million) of that indebtedness represented borrowing to finance budgetary deficits and was issued pursuant to State enabling legislation. State law requires the Comptroller to review and make recommendations concerning the budgets of those local government units other than The City of New York authorized by State law to issue debt to finance deficits during the period that such deficit financing is outstanding. Eighteen localities had outstanding indebtedness for deficit financing at the close of their fiscal years ending in 1995.

     From time to time, Federal expenditure reductions could reduce, or in some cases eliminate, Federal funding of some local programs and accordingly might impose substantial increased expenditure requirements on affected localities. If the State, The City of New York or any of the public authorities of the State were to suffer serious financial difficulties jeopardizing their respective access to the public credit markets, the marketability of notes and bonds issued by localities within the State could be adversely affected. Localities also face anticipated and potential problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Long-range potential problems of declining urban population, increasing expenditures and other economic trends could adversely affect localities and result in increasing State assistance in the future.

     Litigation. Various legal proceedings in which the State is involved concern State finances, State programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State sought are substantial, generally in excess of $100 million. These proceedings or the initiation of new proceedings could adversely affect the financial condition of the State in the 1997-98 fiscal year or thereafter. There can be no assurance that adverse decisions in legal proceedings against the State would not exceed the amount of the resources available for the payment of judgments.

     Risk Factors for the North Carolina Fund. North Carolina state and municipal securities may be adversely affected by economic and political conditions and developments within the State of North Carolina.

     Economic Profile. The economic profile of the State consists of a combination of agriculture, industry and tourism. The State is moving away from its traditional agricultural base towards a service and goods producing economy. The State labor force reflects this increased emphasis toward non-agricultural production. According to the North Carolina Employment Security Commission, total non-agricultural employment as of February 1998 was approximately 3,703,600 jobs, of which 830,100 were in the manufacturing industry. These figures have risen since 1991, when total non-agricultural employment was approximately 3,072,200, of which 826,100 jobs were in the manufacturing industry. Total non-agricultural employment is slightly higher than in 1997, when there were approximately 3,666,800 jobs in this category, but the number of manufacturing industry employees has dropped from 847,300 in 1997. A majority of the employment that was available within the non-manufacturing industry as of February 1998 was provided by retail trade, the services industry and the government sector. In February 1998, retail trade provided approximately 641,400 jobs, services provided approximately 887,000 jobs and the government sector provided approximately 606,000 jobs. All these figures were increased over 1997.

     Based upon the available 1990 official census estimates of population growth, the population of North Carolina increased 11.4% from 5,880,095 in 1980 to 6,632,448 in 1990. The Employment

Security Commission estimates the unadjusted unemployment rate in February 1998 to have been 4.1% of the labor force, as compared with the nationwide unadjusted unemployment rate of 5.0%. The North Carolina annual average unemployment rate over the past eight years has ranged from a high of 5.9% in 1992 to a low of 3.5% in 1989.

     Agriculture remains a basic economic element in North Carolina. North Carolina ranked eighth (8th) in the nation in 1996 total farm income. Total gross agricultural income in 1996 was approximately $7.9 billion, up from $6.7 billion in 1995. Poultry and eggs remain the leading source of agricultural non-crop income in the State. Income from the production of poultry and eggs for 1996 was approximately $2.25 billion, accounting for approximately 28.7% of the gross agricultural income. These figures are up from $2.0 billion in 1995. In addition, tobacco production remains the leading source of agricultural crop income in the State. Income from the production of tobacco for 1996 was approximately $1 billion, accounting for approximately 13.1% of the gross agricultural income. The amount of income received was up from $943 million in 1994, and down from $1.1 billion in 1992. The percentage of the State's gross agricultural income from tobacco sales continues to decline from 21.2% in 1992, and 14.8% in 1994. Federal legislation and regulatory measures regarding tobacco production and marketing, along with international competition have and are expected to continue to affect tobacco farming in North Carolina. Changes in such factors or any other adverse conditions in the tobacco farming sector could have negative effects on farm income and the North Carolina economy as a whole. However, despite two major hurricanes in the major producing areas in 1996, total production of flue-cured tobacco, one of North Carolina's largest agricultural commodities, increased 21% from the year before. Burley tobacco production also increased 24% from 1995.

     In 1997 there were approximately 57,000 farms in the State, compared to 60,000 in 1992 and 72,000 in 1978. Even though the total number of farms in North Carolina has decreased, the diversity of agriculture in North Carolina and a continuing push in agriculture marketing efforts have protected farm income from some of the wide variations that have been experienced in other states where most of the agricultural economy is dependent on a small number of agricultural commodities. According to the State Commissioner of Agriculture, in 1996 North Carolina ranked first in the nation in the production of flue-cured tobacco, total tobacco, turkeys raised and sweet potatoes; second in the production of cucumbers for pickles, the number of hogs and pigs on farms, hogs and pigs cash receipts, and trout sales; third in net farm income, poultry and egg products cash receipts and greenhouse and nursery cash receipts; fourth in commercial broilers, peanuts, blueberries and strawberries; fifth in burley tobacco; sixth in rye; and seventh in apples, watermelons, cotton, catfish sold and cash receipts from livestock, dairy and poultry. A strong agribusiness sector also supports farmers with farm inputs (fertilizer, insecticide, pesticide and farm machinery) and processing of commodities produced by farmers (vegetable canning and cigarette manufacturing).

     The North Carolina Department of Commerce, Travel and Tourism Division, has reported in 1996 approximately $9.8 billion was spent on travel and tourism in the State, making tourism the second largest industry in North Carolina. This is compared to approximately $9.2 billion in 1995, $8.5 billion in 1994, $8.0 billion in 1993, $7.4 billion in 1992 and $7.0 billion in 1991. In 1996 the State's travel industry generated more than $730 million in state and local taxes and provided approximately 167,100 full-time tourism-related jobs. The greatest number of visitors to the State come from Virginia, South Carolina, Florida, New York, Pennsylvania, and Maryland.

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     Legislative and Judicial Developments. The following represents an overview of the State budgetary system and a discussion of legislation passed by the General Assembly in recent years along with current judicial developments effecting the State budget and fiscal health.

     In North Carolina the issuance of municipal debt is overseen by the North Carolina Local Government Commission. This Commission is composed of nine members including the State Treasurer, the Secretary of State, the State Auditor, and the Secretary of Revenue. This Commission handles the approval, sale, and delivery of all local bonds and notes issued in North Carolina and monitors certain fiscal and accounting standards prescribed by The Local Government Budget and Fiscal Control Act. No unit of local government can incur bonded indebtedness without the Commission's prior approval. If approved, the obligations are sold by the Commission on a sealed bid basis. The Commission then monitors the local unit's debt service through a system of monthly reports.

     Over the past twenty years, North Carolina State debt obligations have maintained ratings of Aaa in Moody's and AAA in S&P. There can be no assurance that the State's current ratings will be maintained for any given period or that such ratings will not be lowered, suspended or withdrawn entirely by either rating agency.

     The North Carolina State Constitution requires that the total expenditures of the State for the fiscal period covered by the budget shall not exceed the total receipts during that fiscal period plus the surplus remaining in the State Treasury at the beginning of the period. The State has not realized any revenue shortfalls in recent fiscal years. For the three most recent fiscal periods ending June 30, 1995, 1996 and 1997 the State realized total budgetary credit balances of approximately $680 million, $726.5 million and $759.3 million, respectively. However, during the 1989-90 and 1990-91 fiscal years, the State had revenue shortfalls of approximately $282.2 million and $644.5 million, respectively, requiring the Governor and General Assembly to mandate significant spending constraints through reductions in spending authorizations and hiring restrictions to fulfill the constitutional requirement of maintaining a balanced budget. Therefore, even though the State has not experienced any revenue shortfalls in recent years, there is no guarantee that a budgetary credit balance will continue to be realized in future periods.

     The State budget is based upon a correlation between estimated revenues and expenditures for the State and various State and non-State factors. These factors include State and national economic conditions, federal government legislation and policies, and international activities and economic conditions. The General Fund and the Highway Fund represent the two major operating funds.

     Revenues from the General Fund are used to finance virtually all non-highway operations of the State Government, while revenues from the Highway Fund, the majority of which are generated by taxes and fees related to motor vehicles and highway use, are primarily used for the maintenance and upkeep of the State highway system.

     The Regular Session of the 1994 General Assembly authorized additional General Fund expenditures of $1.02 billion in excess of the previously authorized 1994-95 budget. A major portion of these additional expenses consisted of a $427.1 million compensation package for public school teachers, state employees and employees of state-funded local programs. The funding of these additional expenditures came from the collection of additional revenues and a reduction in existing programs.

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     The 1995 General Assembly enacted a total 1995-97 State Budget of $36.4 billion, representing a 9.6% increase over the 1993-95 budget of $33.2 billion. The 1995 General Assembly focused much of its attention on the continuing effort of reducing the cost of government through downsizing organizations, efficiencies in operations, and maximizing certain resources available to the State. Through this effort, the General Assembly adopted budget reductions totaling $170.8 million for 1995-96 and $162.3 million for 1996-97. These reductions assisted in the enactment of a tax reduction package which was expected to provide tax relief of $364.6 million in 1995-96 and $401.7 million in 1996-97.

     In 1996, the Governor recommended a comprehensive tax package similar to the package recommended in 1995. The objective of the Governor's Comprehensive Tax Policy continued to be the reduction of the tax burden on individuals and families, and the enactment of tax incentives to encourage economic growth and job creation. The Governor proposed (1) to reduce the sales tax on food from 4% to 3%; (2) to increase the homestead exemption from $15,000 to $18,000 and the maximum income eligibility from $11,000 to $15,000; (3) to lower the corporate income tax rate, over a 4-year period, from 7.75% to 6.75%; and (4) to institute a 7% income tax credit, taken over seven years, for investments and new machinery and equipment. Most of the Governor's recommended tax relief program was enacted by the General Assembly, with some modifications. The 1996 General Assembly enacted a 1996-97 State Budget of $19.1 billion, comprised of $10.6 billion from the General Fund, $1.6 billion from the Highway Fund and Highway Trust Fund, $4.9 billion from Federal Funds, and $2.0 billion from other receipts such as tuition, fees, and other miscellaneous charges.

     The 1996 General Assembly was advised by the Secretary of Revenue and the Attorney General that certain provisions of the North Carolina Tax Code were unconstitutional given recent Supreme Court decisions. These provisions gave preferential tax treatment to North Carolina domiciled companies in apparent violation of the Interstate Commerce Clause of the United States Constitution. To avoid potential future lawsuits, legislation eliminated the following preferences: (1) Income tax credit for distributing wine manufactured from grapes grown in North Carolina; (2) Individual income tax credit for dividends earned from North Carolina domiciled companies; and (3) Corporate income deductions for dividends from North Carolina domiciled companies. In addition, the income tax credit for qualified business investments was modified by eliminating the requirement that companies must be domiciled in North Carolina.

     Additional questions were raised in 1996 when the United States Supreme Court declared the North Carolina intangibles tax unconstitutional in Fulton Corporation v. Justus. The North Carolina General Assembly initially responded to the Fulton decision by announcing its intention to refund during the last quarter of 1996, pending the approval by the State Supreme Court, intangibles taxes which were paid under protest from 1991 (the date the case was originally filed) until January, 1995 (the effective date of the General Assembly's repeal of the tax). No such action, however, was taken. On December 27, 1996, the North Carolina Superior Court, Wake County, certified a class action law suit against the State of North Carolina seeking a refund of all intangibles taxes paid, whether said taxes were paid with or without protest, during the 1991 through 1994 tax years. During the 1997 legislative session, Senate Bill 388 (S.L. 1997-17) and House Bill 96 (S.L. 1997-318) were passed and collectively directed that no further action would be taken to collect additional taxes from the North Carolina taxpayers, and that a refund would be paid to qualified out-of-state companies who had previously paid the higher intangibles tax. This finally resolves the issue addressed by the Fulton decision.

     The 1997 General Assembly enacted a 1997-99 State Budget of $42.3 billion ($21.1 billion for 1997-98, and $21.2 billion for 1998-99), comprised of $24 billion from the General Fund, $1.6 billion from the Highway Fund and Highway Trust Fund, $10.6 billion from Federal Funds, and $3.6 billion from other receipts such as tuition, fees, and other miscellaneous charges.

     Both the 1995 and 1996 Sessions of the North Carolina General Assembly enacted significant tax relief packages, reducing individual income, corporate income, sales and use, and other General Fund tax schedules. Additional reductions in General Fund taxes were enacted by the 1997 Session. The most significant change was a further decrease in the state sales tax rate on food consumed at home to 2% effective July 1, 1998. State corporate and individual income taxes are based upon federal taxable income. Updating the state tax statutes for recent changes in the Internal Revenue Code resulted in a net tax reduction for North Carolina taxpayers. The 1997 Session enacted numerous small tax reductions ranging from a modification of the Ports Tax Credit to a sales exemption for audiovisual masters. On the plus side, the General Assembly enacted new withholding requirements for nonresident workers and increased the filing fee paid by corporations. Overall, the 1997 tax law changes reduced General Fund revenue by an estimated $96 million, bringing the 3-year total reductions since 1996 to $734 million in 1998-99.

     Consistent with the expected increase in North Carolina total personal income, baseline (economy-driven) tax revenue growth is projected at 6.1% for 1997-98 and 6.4% for 1998-99, after adjusting for 1996-97 capital gains. As consumer attitudes remain positive, sales and use tax receipts are projected to expand at a 6.0% average rate during the 1997-99 biennium. Corporate income taxes should increase, but at a slower rate as U.S. corporate profits growth moderates.

     Following a record year in 1996-97, investment income is projected to continue to expand during the upcoming biennium along with investable cash balances. Judicial fees should grow by a strong 17.9% in 1997-98 due to the court fee increase enacted by the 1997 Session of the General Assembly which is estimated to yield an additional $12.6 million in fee income. Disproportionate Share (Medicaid) Payments will represent $83.0 million in non-tax revenue to the General Fund.

     Risk Factors for the Ohio Fund. The Ohio Fund will invest most of its net assets in securities issued by or on behalf of (or in certificates of participation in lease-purchase obligations of) the State of Ohio, political subdivisions of the State, or agencies or instrumentalities of the State or its political subdivisions (Ohio Obligations). The Ohio Fund is therefore susceptible to general or particular economic, political, or regulatory factors that may affect issuers of Ohio Obligations. The following information constitutes only a brief summary of some of the many complex factors that may have an effect. The information does not apply to "conduit" obligations on which the public issuer itself has no financial responsibility. This information is derived from official statements of certain Ohio issuers published in connection with their issuance of securities and from other publicly available information, and is believed to be accurate. No independent verification has been made of any of the following information.

     Generally, the creditworthiness of Ohio Obligations of local issuers is unrelated to that of obligations of the State itself, and the State has no responsibility to make payments on those local obligations.

     There may be specific factors that at particular times apply in connection with investment in particular Ohio Obligations or in those obligations of particular Ohio issuers. It is possible that the investment may be in particular Ohio Obligations, or in those of particular issuers, as to which those factors apply. However, the information below is intended only as a general summary, and is not intended as a discussion of any specific factors that may affect any particular obligation or issuer.

     The timely payment of principal and interest on Ohio Obligations has been guaranteed by bond insurance purchased by the issuers, the Ohio Fund or other parties. Those Ohio Obligations may not be subject to the factors referred to in this section of the SAI.

     Ohio is the seventh most populous state. The 1990 Census count of 10,847,000 indicated a 0.5% population increase from 1980. The Census estimate for 1996 is 11,173,000.

     While diversifying more into the service and other non-manufacturing areas, the Ohio economy continues to rely in part on durable goods manufacturing largely concentrated in motor vehicles and equipment, steel, rubber products and household appliances. As a result, general economic activity, as in many other industrially-developed states, tends to be more cyclical than in some other states and in the nation as a whole. Agriculture is an important segment of the economy, with over half the State's area devoted to farming and approximately 16% of total employment in agribusiness.

     In prior years, the State's overall unemployment rate was commonly somewhat higher than the national figure. For example, the reported 1990 average monthly State rate was 5.7%, compared to the 5.5% national figure. However, for the last seven years the State rates were below the national rates (4.9% versus 5.4% in 1996). The unemployment rate and its effects vary among geographic areas of the State.

     There can be no assurance that future national, regional or state-wide economic difficulties, and the resulting impact on State or local government finances generally, will not adversely affect the market value of Ohio Obligations held by the Ohio Fund or the ability of particular obligors to make timely payments of debt service on (or lease payments relating to) those Obligations.

     The State operates on the basis of a fiscal biennium for its appropriations and expenditures, and is precluded by law from ending its July 1 to June 30 fiscal year (FY) or fiscal biennium in a deficit position. Most State operations are financed through the General Revenue Fund (GRF), for which the personal income and sales-use taxes are the major sources. Growth and depletion of GRF ending fund balances show a consistent pattern related to national economic conditions, with the ending FY balance reduced during less favorable and increased during more favorable economic periods. The State has well-established procedures for, and has timely taken, necessary actions to ensure resource/expenditure balances during less favorable economic periods. Those procedures included general and selected reductions in appropriations spending.

     The 1992-93 biennium presented significant challenges to State finances, successfully addressed. To allow time to resolve certain budget differences an interim appropriations act was enacted effective July 1, 1991; it included GRF debt service and lease rental appropriations for the entire biennium, while continuing most other appropriations for a month. Pursuant to the general appropriations act for the entire biennium passed on July 11, 1991, $200 million was transferred from the Budget Stabilization Fund (BSF, a cash and budgetary management fund) to the GRF in FY 1992.

     Based on updated results and forecasts in the course of that FY, both in light of a continuing uncertain nationwide economic situation, there was projected and then timely addressed an FY 1992 imbalance in GRF resources and expenditures. In response, the Governor ordered most State agencies to reduce GRF spending in the last six months of FY 1992 by a total of approximately $184 million; the $100.4 million BSF balance and additional amounts from certain other funds were transferred late in the FY to the GRF; and adjustments made in the timing of certain tax payments.

     A significant GRF shortfall (approximately $520 million) was then projected for FY 1993. It was addressed by appropriate legislative and administrative actions, including the Governor's ordering $300 million in selected GRF spending reductions and subsequent executive and legislative actions (a combination of tax revisions and additional spending reductions). The June 30, 1993 ending GRF fund balance was approximately $111 million, of which as a first step to replenishment, $21 million was deposited in the BSF.

     None of the spending reductions were applied to appropriations needed for debt service or lease rentals relating to any State obligations.

     The 1994-95 biennium presented a more affirmative financial picture. Based on June 30, 1994 balances, an additional $260 million was deposited in the BSF. The biennium ended June 30, 1995 with a GRF ending fund balance of $928 million, of which $535.2 million was transferred into the BSF. The significant GRF fund balance, after leaving in the GRF an unreserved and undesignated balance of $70 million, was transferred to the BSF and other funds including school assistance funds and, in anticipation of possible federal program changes, a human services stabilization fund.

     From a higher than forecast 1996-97 mid-biennium GRF fund balance, $100 million was transferred for elementary and secondary school computer network purposes and $30 million to a new State transportation infrastructure fund. Approximately $400.8 million served as a basis for temporary 1996 personal income tax reductions aggregating that amount. The 1996-97 biennium-ending GRF fund balance was $834.9 million. Of that, $250 million goes to school building construction and renovation, $94 million to the school computer network, $44.2 million for school textbooks and instructional materials and a distance learning program, and $34 million to the BSF (which had March 17, 1998 balance of $862.7 million), with the $263 million balance to a State income tax reduction fund.

     The GRF appropriations act for the 1997-98 biennium was passed on June 25, 1997 and promptly signed (after selective vetoes) by the Governor. All necessary GRF appropriations for State debt service and lease rental payments then projected for the biennium were included in that act. Recently passed legislation increases the fiscal year 1999 GRF appropriation level for elementary and secondary education, with the increase to be funded in part by mandated small percentage reductions in State appropriations for various State agencies and institutions. Expressly exempt from those reductions are all appropriations for debt service, including lease rental payments.

     The State's incurrence or assumption of debt without a vote of the people is, with limited exceptions, prohibited by current State constitutional provisions. The State may incur debt, limited in amount to $750,000, to cover casual deficits or failures in revenues or to meet expenses not otherwise provided for. The Constitution expressly precludes the State from assuming the debts of any local government or corporation. (An exception is made in both cases for any debt incurred to repel invasion, suppress insurrection or defend the State in war.)

     By 14 constitutional amendments, approved from 1921 to date (the latest adopted in 1995,) Ohio voters authorized the incurrence of State debt and the pledge of taxes or excises to its payment. At March 17, 1998, $1.06 billion (excluding certain highway bonds payable primarily from highway use receipts) of this debt was outstanding. The only such State debt at that date still authorized to be incurred were portions of the highway bonds, and the following:
(a) up to $100 million of obligations for coal research and development may be outstanding at any one time ($28.2 million outstanding); (b) $240 million of obligations previously authorized for local infrastructure improvements, no more than $120 million of which may be issued in any calendar year ($945.5 million outstanding) and (c) up to $200 million in general obligation bonds for parks, recreation and natural resources purposes which may be outstanding at any one time ($90.9 million outstanding, with no more than $50 million to be issued in any one year).

     The electors in 1995 approved a constitutional amendment extending the local infrastructure bond program (authorizing an additional $1.2 billion of State full faith and credit obligations to be issued over 10 years for the purpose), and authorizing additional highway bonds (expected to be payable primarily from highway use receipts). The latter supersedes the prior $500 million outstanding authorization, and authorizes not more than $1.2 billion to be outstanding at any time and not more than $220 million to be issued in a fiscal year.

     The Constitution also authorizes the issuance of State obligations for certain purposes, the owners of which do not have the right to have excises or taxes levied to pay debt service. Those special obligations include obligations issued by the Ohio Public Facilities Commission and the Ohio Building Authority, and certain obligations issued by the State Treasurer, over $5.05 billion of which were outstanding at March 17, 1998.

     A 1990 constitutional amendment authorizes greater State and political subdivision participation (including financing) in the provision of housing. The General Assembly may for that purpose authorize the issuance of State obligations secured by a pledge of all or such portion as it authorizes of State revenues or receipts (but not by a pledge of the State's full faith and credit).

     A 1994 constitutional amendment pledges the full faith and credit and taxing power of the State to meeting certain guarantees under the State's tuition credit program which provides for purchase of tuition credits, for the benefit of State residents, guaranteed to cover a specified amount when applied to the cost of higher education tuition. (A 1965 constitutional provision that authorized student loan guarantees payable from available State moneys has never been implemented, apart from a "guaranteed fund" approach funded essentially from program revenues.)

     The General Assembly has placed on the May 1998 primary election ballot a proposed constitutional amendment dealing with State debt. If approved by voters, it will authorize State general obligation debt to pay costs of facilities for a system of common schools throughout the State and for state supported and assisted institutions of higher education. That and other debt represented by direct obligations of the State (such as that authorized by the OPFC and OBA) could not be issued if future fiscal year total debt service on those obligations to be paid from the GRF or net lottery proceeds exceeds 5% of total State expenditures from the GRF and net lottery proceeds during the then preceding fiscal year.

     State and local agencies issue obligations that are payable from revenues from or relating to certain facilities (but not from taxes). By judicial interpretation, these obligations are not "debt" within constitutional provisions. In general, payment obligations under lease-purchase agreements of Ohio public agencies (in which certificates of participation may be issued) are limited in duration to the agency's fiscal period, and are renewable only upon appropriations being made available for the subsequent fiscal period.

     Local school districts in Ohio receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidies, but are dependent on local property taxes, and in 119 districts from voter-authorized income taxes, for significant portions of their budgets. Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court has concluded that aspects of the system (including basic operating assistance and the loan program referred to below) are unconstitutional, and ordered the State to provide for and fund a system complying with the Ohio Constitution, staying its order for a year (to March 24, 1998) to permit time for responsive corrective actions, some of which to March 17, 1998 are mentioned above. A small number of the State's 612 local school districts have in any year required special assistance to avoid year-end deficits. A program has provided for school district cash need borrowing directly from commercial lenders, with diversion of State subsidy distributions to repayment if needed. Recent borrowings under this program totalled $41.1 million for 28 districts in FY 1994, and $71.1 million for 29 districts in FY 1995 (including $29.5 million for one), $87.2 million for 20 districts in FY 1996 (including $42.1 million for one) and $113.2 million for 12 districts in 1997 (including $90 million to one for restructuring its prior loans).

     Ohio's 943 incorporated cities and villages rely primarily on property and municipal income taxes for their operations. With other subdivisions, they also receive local government support and property tax relief moneys distributed by the State.

     For those few municipalities and school districts that on occasion have faced significant financial problems, there are statutory procedures for a joint State/local commission to monitor the fiscal affairs and for development of a financial plan to eliminate deficits and cure any defaults. (Similar procedures have recently been extended to counties and townships.) Since inception for municipalities in 1979, these "fiscal emergency" procedures have been applied to 24 cities and villages; for 18 of them the fiscal situation was resolved and the procedures terminated (one village is in preliminary "fiscal watch" status). As of March 17, 1998, the 1996 school district "fiscal emergency" provision was applied to four districts, and 12 were on preliminary "fiscal watch" status.

     At present the State itself does not levy ad valorem taxes on real or tangible personal property. Those taxes are levied by political subdivisions and other local taxing districts. The Constitution has since 1934 limited to 1% of true value in money the amount of the aggregate levy (including a levy for unvoted general obligations) of property taxes by all overlapping subdivisions, without a vote of the electors or a municipal charter provision, and statutes limit the amount of that aggregate levy to 10 mills per $1 of assessed valuation (commonly referred to as the "ten-mill limitation"). Voted general obligations of subdivisions are payable from property taxes that are unlimited as to amount or rate.

     Risk Factors for the Oregon Fund. Oregon's economy historically has relied heavily on the timber industry. Recently the State has encouraged diversification of the economy, with emphasis on such industries as high technology, foreign trade and tourism, but the timber industry remains a significant component of the economy. The vitality of that industry is particularly vulnerable to recessionary cycles. The availability of timber for harvesting in Oregon remains in doubt as a result of the ongoing controversy with respect to protection of the habitat of the Northern Spotted Owl. Environmental groups are advocating restrictions on logging to protect the habitat of this animal, which restrictions may have a significant adverse effect on the timber industry. The federal government is also developing and implementing a plan to restore native salmon runs in the pacific northwest. This plan will necessarily involve some restrictions on the use of dams to generate electricity on some of Oregon's major rivers. Oregon's economy is heavily dependent on hydroelectric power, so it is uncertain how the salmon recovery plan may impact the economy through utility rate increases. In November 1990, Oregon voters approved Measure 5, a property tax limitation measure. Measure 5 put a cap on local ad valorem property taxes. In November 1996, Oregon voters approved another property tax limitation, Measure 47. This measure provides for a ten percent reduction in most ad valorem property taxes and contains further limits on future increases. The interpretation and implementation of Measure 47 is being challenged and debated both in the Oregon legislature and in

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the courts, so it is uncertain exactly what the economic impact of this measure will be. It is also uncertain how the legislature will restructure the general fund in response to Measures 5 and 47. Alternatives may include budget cuts, a sales tax or higher corporate and individual income taxes. Because of the State's need to replace lost tax revenues, Measures 5 and 47 could adversely affect the State's credit rating. If rating agencies were to lower Oregon's credit rating, the State would have to pay a higher interest rate on the money it borrows. There is a relatively inactive trading market for municipal instruments of Oregon issuers in other than general obligations of the State. The market price of these other municipal instruments may be particularly sensitive to changes in the supply of, and the demand for, the instruments, and, if the Oregon Fund were forced to sell a large volume of these instruments for any reason, the value of the Oregon Fund's portfolio may be adversely affected.

     Risk Factors for the Pennsylvania Fund. Pennsylvania may incur debt to rehabilitate areas affected by disaster, debt approved by the electorate, debt for certain capital projects (for projects such as highways, public improvements, transportation assistance, flood control, redevelopment assistance, site development and industrial development) and tax anticipation debt payable in the fiscal year of issuance. Pennsylvania had outstanding general obligation debt of $4,795.1 million at June 30, 1997. Pennsylvania is not permitted to fund deficits between fiscal years with any form of debt. All year-end deficit balances must be funded within the succeeding fiscal year's budget. At March 1, 1998, all outstanding general obligation bonds of Pennsylvania were rated AA- by S & P and Aa3 by Moody's (see Appendix A). There can be no assurance that the current ratings will remain in effect in the future. The Pennsylvania Fund assumes no obligation to update this rating information. Over the five-year period ending June 30, 2003, Pennsylvania has projected that it will issue bonds totaling $2,984.5 million and retire bonded debt in the principal amount of $2,350.9 million. Certain agencies created by Pennsylvania have statutory authorization to incur debt for which Pennsylvania appropriations to pay debt service thereon is not required. As of December 31, 1997, total combined debt outstanding for these agencies was $8,225 million. The debt of these agencies is supported by assets of, or revenues derived from, the various projects financed and is not an obligation of Pennsylvania. Some of these agencies, however, are indirectly dependent on Pennsylvania appropriations. The only obligations of agencies in Pennsylvania that bear a moral obligation of Pennsylvania are those issued by the Pennsylvania Housing Finance Agency ("PHFA"), a state-created agency which provides housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia (the "Hospital Authority"), an agency created by the City of Philadelphia to acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. As of December 31, 1997, PHFA has $2,631.1 million of revenue bonds and notes outstanding.

     Numerous local government units in Pennsylvania issue general obligation debt, including counties, cities, boroughs, townships and school districts. School district obligations are supported indirectly by Pennsylvania. The issuance of non-electoral general obligation debt is limited by constitutional and statutory provision. Electoral debt., i.e., that approved by the voters, is unlimited. In addition, local government units and municipal and other authorities may issue revenue obligations that are supported by the revenues generated from particular projects or enterprises. Examples include municipal authorities (frequently operating water and sewer systems), municipal authorities formed to issue obligations benefiting hospitals and educational institutions, and industrial development authorities, whose obligations benefit industrial or commercial occupants. In some cases, sewer or water revenue obligations are guaranteed by taxing bodies and have the credit characteristics of general obligation debt.

     Pennsylvania historically has been identified as a heavy industry state, although that reputation has changed with the decline of the coal, steel and railroad industries and the resulting diversification of Pennsylvania's industrial composition. The major new sources of growth are in the service sector, including trade, medical and health services, education and financial institutions. Manufacturing has fallen behind both the services sector and the trade sector as the largest single source of employment in Pennsylvania.

     Since 1985, employment in Pennsylvania has grown at an annual rate of 1.03 percent, while employment for the Middle Atlantic region and for the United States for the same period has grown by approximately .41 percent and 1.8 percent per year, respectively. Pennsylvania's average annual unemployment rate since 1986 has generally not been more than one percent greater or lesser than the nation's annual average unemployment rate. The seasonally adjusted unemployment rate for Pennsylvania for January, 1998 was 4.6 percent compared to
4.7 percent for the United States. The unadjusted unemployment rate for Pennsylvania and the United States for January, 1998 was 4.8 percent and 4.7 percent, respectively. The population of Pennsylvania, 12.02 million people as of July 1, 1997, according to the U. S. Bureau of the Census, represents an increase from the July 1, 1988 estimate of 11.85 million. Per capita income in Pennsylvania for calendar year 1996 of $24,803 was higher than the per capita income of the United States of $24,426. Pennsylvania's General Fund, which receives all tax receipts and most other revenues and through which debt service on all general obligations of Pennsylvania are made, closed fiscal years ended June 30, 1995, June 30, 1996 and June 30, 1997 with positive fund balances of $688 million, $635 million and $1,365 million, respectively.

     Pennsylvania is currently involved in certain litigation where adverse decisions could have an adverse impact on its ability to pay debt service. For example, in Baby Neal v. Commonwealth, the American Civil Liberties Union filed a lawsuit against the Commonwealth seeking an order that would require the Commonwealth to provide additional funding for child welfare services. County of Allegheny v. Commonwealth of Pennsylvania involves litigation regarding the state constitutionality of the statutory scheme for county funding of the judicial system. In Pennsylvania Association of Rural and Small Schools v. Casey, the constitutionality of Pennsylvania's system for funding local school districts has been challenged. No estimates for the amount of these claims are available.

     Risk Factors for the Virginia Fund. The Commonwealth of Virginia has had a tradition of low debt, and a large proportion of its general obligation bonds has been supported by particular revenue-producing projects. However, use of non-general obligation debt, which is not subject to constitutional limits on borrowing, has changed the Commonwealth's debt profile. During the last decade, the Commonwealth has expended its limited obligation borrowings through various financing vehicles such as the Virginia Public Building Authority, the Virginia College Building Authority and a substantial transportation bonding program. In 1991, the Virginia Supreme Court in a case know as the Dykes decision, on a split vote upheld on rehearing, the ability of counties to enter into obligations which were "subject to appropriation" and confirmed that such obligations were not to be considered as "debts" under the Virginia Constitution.

     While the Commonwealth has had a long history of sound financial operations, variations of a cyclical nature have occurred during he past several years. Since the Virginia Constitution requires a balanced budget, the 1998-2000 biennium budget, as adopted by the Virginia General Assembly at its 1998 session, reflected spending cuts, deferrals and fund transfers (principally from state lottery proceeds) to accommodate anticipated modest revenue growth. The Commonwealth expects to conclude the fiscal year ending June 30, 1998 with a surplus of $103.8 million (on an accrual basis). There have been no provisions in the Commonwealth's budget for general tax increases.

     The Virginia General Assembly at its 1998 session approved a significant reduction in personal property tax on vehicles or the "car tax" for citizens of the Commonwealth. The personal property tax reduction will be paid initially to the taxpayers from the Commonwealth and during later years, by reimbursement to localities from the Commonwealth. When combined with significant financial assistance for school capital construction for localities, the "car tax" relief will have an estimated effect on the biennium budget of $533 million.

     Virginia's economy is affected generally by economic trends throughout the country and in the Mid-Atlantic region, and it is particularly influenced by Federal civilian and military installations and the growth of suburban communities around Washington, D.C. Also significant to the economy of Virginia are manufacturing (such as electronic equipment, shipbuilding and chemical products), minerals (chiefly coal), service sector occupations (including banking and insurance), agriculture and tourism. Decelerating national growth and a more moderate pace in Virginia construction activity are likely to produce somewhat slower growth in Virginia during FY 1998. Virginia economic growth accelerated in fiscal year 1996-1997 (FY97). For many key measures, the Commonwealth's FY97 growth rates exceeded the nation's gains: for payroll employment; total wages and salaries; payroll per job in seven out of nine non-farm industry sectors; and retail sales. The stronger job growth pushed Virginia's unemployment rate down to 4.3%, the lowest fiscal year unemployment rates since FY90.


                       DIRECTORS OR TRUSTEES AND OFFICERS

     The following table lists the Directors or Trustees and executive officers of the Tax Free Funds, their age, business address and principal occupations during the past five years. Unless otherwise noted, an individual's business address is 95 Wall Street, New York, New York 10005.

Glenn O. Head*+ (72), President and Director or Trustee. Chairman of the Board and Director, Administrative Data Management Corp. ("ADM"), FIMCO, Executive Investors Management Company, Inc. ("EIMCO"), First Investors Corporation
("FIC"), Executive Investors Corporation ("EIC") and First Investors Consolidated Corporation ("FICC").

James J. Coy (84), Emeritus Director or Trustee, 90 Buell Lane, East Hampton, NY 11937. Retired; formerly Senior Vice President, James Talcott, Inc. (financial institution).

Roger L. Grayson* (41), Director or Trustee, FIC and FICC; President and Director, First Investors Resources, Inc.; Commodities Portfolio Manager.

Kathryn S. Head*+ (42), Director or Trustee, 581 Main Street, Woodbridge, NJ 07095. President and Director, FICC, ADM and FIMCO; Vice President and Director, FIC and EIC; President EIMCO; Chairman, President and Director, First Financial Savings Bank, S.L.A.

Rex R. Reed (76), Director or Trustee, 259 Governors Drive, Kiawah Island, SC 29455. Retired; formerly Senior Vice President, American Telephone & Telegraph Company.

Herbert Rubinstein (76), Director or Trustee, 695 Charolais Circle, Edwards, CO 81632-1136. Retired; formerly President, Belvac International Industries, Ltd. and President, Central Dental Supply.

Nancy Schaenen (66), Director or Trustee, 56 Midwood Terrace, Madison, NJ 07940. Trustee, Drew University and DePauw University.

James M. Srygley (65), Director or Trustee, 33 Hampton Road, Chatham, NJ 07982. Principal, Hampton Properties, Inc. (property investment company).

John T. Sullivan* (66), Director or Trustee and Chairman of the Board; Director, FIMCO, FIC, FICC and ADM; Of Counsel, Hawkins, Delafield & Wood, Attorneys.

Robert F. Wentworth (68), Director or Trustee, RR1, Box 2554, Upland Downs Road, Manchester Center, VT 05255. Retired; formerly financial and planning executive with American Telephone & Telegraph Company.

Joseph I. Benedek (40), Treasurer and Chief Financial Officer, 581 Main Street, Woodbridge, NJ 07095. Treasurer, FIC, FIMCO, EIMCO and EIC; Comptroller and Treasurer, FICC.

Concetta Durso (63), Vice President and Secretary. Vice President, FIMCO, EIMCO and ADM; Assistant Vice President and Assistant Secretary, FIC and EIC.

Clark D. Wagner (39), Vice President. Vice President, First Investors Series Fund, Executive Investors Trust, First Investors Insured Tax Exempt Fund, Inc. and First Investors Government Fund, Inc.; Chief Investment Officer, FIMCO.

----------

* These Directors or Trustees may be deemed to be "interested persons," as defined in the 1940 Act.

+    Mr. Glenn O. Head and Ms. Kathryn S. Head are father and daughter.

     The Directors or Trustees and officers, as a group, owned less than 1% of either Class A or Class B shares of any Fund.

     All of the officers and Directors or Trustees, except for Mr. Wagner, hold identical or similar positions with 14 other registered investment companies in the First Investors Family of Funds. Mr. Head is also an officer and/or Director of First Investors Asset Management Company, Inc., First Investors Credit Funding Corporation, First Investors Leverage Corporation, First Investors Realty Company, Inc., First Investors Resources, Inc., N.A.K. Realty Corporation, Real Property Development Corporation, Route 33 Realty Corporation, First Investors Life Insurance Company, First Financial Savings Bank, S.L.A., First Investors Credit Corporation and School Financial Management Services, Inc. Ms. Head is also an officer and/or Director of First Investors Life Insurance Company, First Investors Credit Corporation, School Financial Management Services, Inc., First Investors Credit Funding Corporation, N.A.K. Realty Corporation, Real Property Development Corporation, First Investors Leverage Corporation and Route 33 Realty Corporation.


     The following table lists compensation paid to the Trustees of Multi-State Insured for the fiscal year ended December 31, 1997.



                                                  Pension or                            Total Compensation
                                                  Retirement                            From First
                                Aggregate         Benefits Accrued   Estimated Annual   Investors Family
                                Compensation      as Part of Fund    Benefits Upon      of Funds Paid to
Trustee                         From Fund*        Expenses           Retirement         Trustee*
-------                         ------------      ----------------   ----------------   ------------------
 James J. Coy**                 $1,422.28               $-0-               $-0-           $15,500.00
 Roger L. Grayson                     -0-                -0-                -0-                  -0-
 Glenn O. Head                        -0-                -0-                -0-                  -0-
 Kathryn S. Head                      -0-                -0-                -0-                  -0-
 Rex R. Reed                     3,413.47                -0-                -0-            37,200.00
 Herbert Rubinstein              3,413.47                -0-                -0-            37,200.00
 James M. Srygley                3,413.47                -0-                -0-            37,200.00
 John T. Sullivan                     -0-                -0-                -0-                  -0-
 Robert F. Wentworth             3,413.47                -0-                -0-            37,200.00
 Nancy Schaenen                  2,560.10                -0-                -0-            27,900.00


     The following table lists compensation paid to the Directors of New York Insured for the fiscal year ended December 31, 1997.


                                                  Pension or                            Total Compensation
                                                  Retirement                            From First
                                Aggregate         Benefits Accrued   Estimated Annual   Investors Family
                                Compensation      as Part of Fund    Benefits Upon      of Funds Paid to
Director                        From Fund*        Expenses           Retirement         Director*
-------                         ------------      ----------------   ----------------   ------------------
 James J. Coy**                 $  750.00               $-0-               $-0-           $15,500.00
 Roger L. Grayson                     -0-                -0-                -0-                  -0-
 Glenn O. Head                        -0-                -0-                -0-                  -0-
 Kathryn S. Head                      -0-                -0-                -0-                  -0-
 Rex R. Reed                     3,920.21                -0-                -0-            37,200.00
 Herbert Rubinstein              1,800.00                -0-                -0-            37,200.00
 James M. Srygley                1,800.00                -0-                -0-            37,200.00
 John T. Sullivan                     -0-                -0-                -0-                  -0-
 Robert F. Wentworth             1,800.00                -0-                -0-            37,200.00
 Nancy Schaenen                  1,350.00                -0-                -0-            27,900.00

* Compensation to officers and interested Directors or Trustees of the Tax Free Funds is paid by the Adviser. In addition, prior to December 31, 1997, compensation to non-interested Directors or Trustees of the Tax Free Funds was voluntarily paid by the Adviser. Commencing January 1, 1998, compensation to non-interested Directors or Trustees of the Tax Free Funds is being paid by each Tax Free Fund.

** On March 27, 1997, Mr. Coy resigned as a Director or Trustee of the Tax Free Funds. Mr. Coy did not resign due to a disagreement on any matters relating to the Tax Free Funds' operations, policies or practices. Mr. Coy currently serves as an emeritus Director or Trustee.

                                   MANAGEMENT

     Investment advisory services to each Fund are provided by First Investors Management Company, Inc. pursuant to separate Investment Advisory Agreements (each, an "Advisory Agreement") dated June 13, 1994. Each Advisory Agreement was approved by the Board of Directors or Trustees of the applicable Tax Free Fund, including a majority of the Directors or Trustees who are not parties to such Tax Free Fund's Advisory Agreement or "interested persons" (as defined in the 1940 Act) of any such party ("Independent Directors or Trustees"), in person at a meeting called for such purpose and by a majority of the public shareholders of the applicable Fund.

     Pursuant to each Advisory Agreement, FIMCO shall supervise and manage each Fund's investments, determine each Fund's portfolio transactions and supervise all aspects of each Fund's operations, subject to review by the applicable Fund's Directors or Trustees. Each Advisory Agreement also provides that FIMCO shall provide the applicable Tax Free Fund with certain executive, administrative and clerical personnel, office facilities and supplies, conduct the business and details of the operation of such Fund and assume certain expenses thereof, other than obligations or liabilities of such Fund. Each Advisory Agreement may be terminated, with respect to a Fund, at any time without penalty by the applicable Tax Free Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, or by FIMCO, in each instance on not less than 60 days' written notice, and shall automatically terminate in the event of its assignment (as defined in the 1940 Act). Each Advisory Agreement also provides that it will continue in effect, with respect to a Fund, for a period of over two years only if such continuance is approved annually either by the applicable Tax Free Fund's Directors or Trustees or by a majority of the outstanding voting securities of such Fund, and, in either case, by a vote of a majority of that Tax Free Fund's Independent Directors or Trustees voting in person at a meeting called for the purpose of voting on such approval.

     Under each Advisory Agreement, each Fund pays the Adviser an annual fee, paid monthly, according to the following schedule:

                                                                         Annual
Average Daily Net Assets                                                  Rate
------------------------                                                  ----

Up to $250 million....................................................    0.75%
In excess of $250 million up to $500 million..........................    0.72
In excess of $500 million up to $750 million..........................    0.69
Over $750 million.....................................................    0.66


     The Adviser has an Investment Committee composed of George V. Ganter, Glenn
O. Head, Nancy W. Jones, Patricia D. Poitra, Michael O'Keefe, Dennis T. Fitzpatrick, Jack B. Wolfman, Clark D. Wagner and Richard Guinnessey. The Committee usually meets weekly to discuss the composition of the portfolio of each Fund and to review additions to and deletions from the portfolios.

     For the fiscal years ended December 31, 1995 and 1996, New York Insured's advisory fees were $1,564,094 and $1,560,042, respectively. For the fiscal year ended December 31, 1997, New York Insured's advisory fees were $1,395,057, net of a waiver of $99,647. For the fiscal years ended December 31, 1995, 1996 and 1997, the advisory fees for each Fund of Multi-State Insured were as follows:


                                     Fiscal Year Ended             Fiscal Year Ended            Fiscal Year Ended
                                     December 31, 1995             December 31, 1996            December 31, 1996
                                  -----------------------      ------------------------     ------------------------
                                   Advisory                     Advisory                     Advisory
                                  Fees Paid        Waived      Fees Paid         Waived     Fees Paid         Waived
                                  ---------        ------      ---------         ------     ---------         ------
Arizona Fund                        $27,587       $41,379        $26,244        $39,365       $27,731        $41,596
California Fund                      84,232        42,116         79,511         39,755        76,622         38,311
Colorado Fund                           -0-        25,413          5,249         21,354         7,434         20,443
Connecticut Fund                     65,966        57,720         79,378         46,237        84,693         42,347
Florida Fund                         74,240        84,845        105,908         65,431       120,464         60,232
Georgia Fund                            -0-        20,345          5,070         20,076         6,763         18,598
Maryland Fund                           -0-        61,997         22,998         52,298        34,866         52,299
Massachusetts Fund                  111,740        55,870        115,570         57,785       115,772         57,887
Michigan Fund                       169,741        84,871        183,687         91,843       192,800         96,401
Minnesota Fund                       19,536        39,073         23,793         38,278        25,010         37,516
Missouri Fund                           -0-        12,994          2,797         11,237         3,867         10,634
New Jersey Fund                     345,714        86,428        356,775         89,194       362,925         90,731
North Carolina Fund                     -0-        33,343          8,394         32,903        12,358         33,984
Ohio Fund                            77,612        67,910         92,492         53,424        96,209         48,105
Oregon Fund                             -0-        43,844         20,635         44,975        34,558          6,501
Pennsylvania Fund                   185,169        92,584        206,105        103,052       220,283        110,141
Virginia Fund                        99,511        87,072        112,307         66,048       112,117         56,058

     In addition, for the fiscal year ended December 31, 1997, the Adviser voluntarily reimbursed expenses for the Funds as follows: Arizona Fund - $19,517; California Fund - $16,445; Colorado Fund - $12,702; Connecticut Fund - $20,624; Florida Fund - $15,625; Georgia Fund - $12,778; Maryland Fund - $26,563; Massachusetts Fund - $24,099; Minnesota Fund - $21,522; Missouri Fund - $9,801; North Carolina Fund - $17,280; Ohio Fund - $25,725; Oregon Fund - $25,926; and Virginia Fund - $24,479.


     Each Fund bears all expenses of its operations other than those incurred by the Adviser or Underwriter under the terms of its advisory or underwriting agreements. Fund expenses include, but are not limited to: the advisory fee; shareholder servicing fees and expenses; custodian fees and expenses; legal and auditing fees; expenses of communicating to existing shareholders, including preparing, printing and mailing prospectuses and shareholder reports to such shareholders; and proxy and shareholder meeting expenses.

                                   UNDERWRITER

     Each Tax Free Fund has entered into an Underwriting Agreement ("Underwriting Agreement") with First Investors Corporation ("Underwriter" or "FIC") which requires the Underwriter to use its best efforts to sell shares of the Funds. Pursuant to each Underwriting Agreement, the Underwriter shall bear all fees and expenses incident to the registration and qualification of the Funds' shares. In addition, the Underwriter shall bear all expenses of sales material or literature, including prospectuses and proxy materials, to the extent such materials are used in connection with the sale of the Funds' shares, unless a Fund has agreed to bear such costs pursuant to a plan of distribution. See "Distribution Plans." Each Underwriting Agreement was approved by the applicable Tax Free Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees. Each Underwriting Agreement provides that it will continue in effect, with respect to a Fund, from year to year only so long as such continuance is specifically approved at least annually by the applicable Tax Free Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of that Fund, and in either case by the vote of a majority of the applicable Tax

Free Fund's Disinterested Directors or Trustees, voting in person at a meeting called for the purpose of voting on such approval. Each Underwriting Agreement will terminate automatically in the event of its assignment.

     For the fiscal years ended December 31, 1995, 1996 and 1997, FIC received underwriting fees with respect to New York Insured of $372,094, $367,316 and $226,611, respectively. For the same periods relating to New York Insured, FIC reallowed an additional $66,820, $7,893 and $27,388, respectively, to unaffiliated dealers. For the fiscal years ended December 31, 1995, 1996 and 1997, underwriting fees with respect to Multi-State Insured were as follows:


                                  Fiscal Year Ended                  Fiscal Year Ended                   Fiscal Year Ended
                                  December 31, 1995                  December 31, 1996                   December 31, 1997
                           -------------------------------    --------------------------------    -------------------------------
                            Amounts    Additional Amounts      Amounts     Additional Amounts     Amounts     Additional Amounts
                           Received       Reallowed to        Received        Reallowed to        Received       Reallowed to
                            by FIC    Unaffiliated Dealers     by FIC     Unaffiliated Dealers     by FIC    Unaffiliated Dealers
                            ------    --------------------     ------     --------------------     ------    --------------------
Arizona Fund               $ 44,034        $ 11,959          $ 32,744        $  8,473              $ 47,265        $ 28,254
California Fund              60,316          73,860            34,287          62,012                34,549          40,919
Colorado Fund                19,703           1,865            23,887             513                22,986           3,371
Connecticut Fund             82,853           1,180            73,371           1,192                88,353           3,157
Florida Fund                 69,192          35,117            85,251          49,977                90,128          21,909
Georgia Fund                 34,592           2,031            25,802             -0-                 9,904           1,479
Maryland Fund                46,485          24,155            50,732          51,489                28,980          34,323
Massachusetts Fund           94,207             770            91,291          11,839                69,708           7,469
Michigan Fund                85,095          66,718            80,095          76,362                64,340          78,672
Minnesota Fund               17,882             566            22,753             -0-                15,731           7,662
Missouri Fund                 6,159             -0-            10,431             257                 2,496             -0-
New Jersey Fund             181,391          48,275           212,267          29,821               165,891           6,121
North Carolina Fund          15,684           6,122            33,156          18,160                29,711          17,527
Ohio Fund                    44,826          16,113            76,251          33,032                47,202          15,307
Oregon Fund                  99,226          10,676           167,278           6,528               104,286           3,273
Pennsylvania Fund .          87,083         147,749           102,567         166,931                66,376          81,858
Virginia Fund               133,425          17,310           109,041           4,237                64,270          10,550


                               DISTRIBUTION PLANS

     As stated in the Funds' Prospectuses, pursuant to a separate plan of distribution for each class of shares adopted by each Tax Free Fund pursuant to Rule 12b-1 under the 1940 Act ("Class A Plan" and "Class B Plan;" and, collectively, "Plans"), each Fund may reimburse or compensate, as applicable, the Underwriter for certain expenses incurred in the distribution of that Fund's shares and the servicing or maintenance of existing Fund shareholder accounts.

     Each Plan was approved by the applicable Tax Free Fund's Board of Directors or Trustees, including a majority of the Independent Directors or Trustees, and by a majority of the outstanding voting securities of the relevant class of each Fund. Each Plan will continue in effect, with respect to a Fund, from year to year as long as its continuance is approved annually be either the applicable Tax Free Fund's Board of Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. In either case, to continue, each Plan must be approved by the vote of a majority of the Independent Directors or Trustees of the applicable Tax Free Fund. Each Tax Free Fund's Board reviews quarterly and annually a written report provided by the Treasurer of the amounts expended under the applicable Plan and the purposes for which such expenditures were made. While each Plan is in effect, the selection and nomination of the applicable Tax Free Fund's Independent Directors or Trustees will be committed to the discretion of such Independent Directors or Trustees then in office.

     Each Plan can be terminated, with respect to a Fund, at any time by a vote of a majority of the applicable Tax Free Fund's Independent Directors or Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares of that Fund. Any change to each Class B Plan that would materially increase the costs to that class of shares of a Fund or any material change to each Class A Plan may not be instituted without the approval of the outstanding voting securities of the relevant class of shares of that Fund. Such changes also require approval by a majority of the applicable Tax Free Fund's Independent Directors or Trustees.

     In reporting amounts expended under the Plans to the Directors or Trustees, FIMCO will allocate expenses attributable to the sale of each class of a Fund's shares to such class based on the ratio of sales of such class to the sales of both classes of shares. The fees paid by one class of a Fund's shares will not be used to subsidize the sale of any other class of that Fund's shares.

     In adopting each Plan, each Tax Free Fund's Board considered all relevant information and determined that there is a reasonable likelihood that each Plan will benefit each Fund and their class of shareholders. The Boards believe that amounts spent pursuant to each Plan have assisted each Fund in providing ongoing servicing to shareholders, in competing with other providers of financial services and in promoting sales, thereby increasing the net assets of each Fund.


     For the fiscal year ended December 31, 1997, New York Insured paid $588,985 pursuant to its Class A Plan. For the fiscal year ended December 31, 1997, each Fund of Multi-State Insured paid the following amounts pursuant to their Class A
Plan: Arizona Fund - $17,838; California Fund - $30,406; Colorado Fund - $6,886; Connecticut Fund - $30,411; Florida Fund - $46,863; Georgia Fund - $6,381; Maryland Fund - $20,444; Massachusetts Fund - $45,042; Michigan Fund - $75,436; Minnesota Fund - $16,589; Missouri Fund - $3,728; New Jersey Fund - $117,517; North Carolina Fund - $12,101; Ohio Fund - $37,907; Oregon Fund - $21,725; Pennsylvania Fund - $85,681; and Virginia Fund - $42,401. For the same period, the Underwriter incurred the following Class A Plan-related expenses with respect to each Fund:

                                 Compensation to      Compensation to      Compensation to
Fund                               Underwriter            Dealers          Sales Personnel
----                               -----------            -------          ---------------
New York Insured                    $448,592.74            $ 1,063.26         $139,329.00
Arizona Fund                           7,900.18              1,906.82            8,031.00
California Fund                       12,283.90              7,450.10           10,672.00
Colorado Fund                          3,227.00                - 0 -             3,659.00
Connecticut Fund                      12,626.10              2,002.90           15,782.00
Florida Fund                          17,421.85             11,478.15           17,963.00
Georgia Fund                           2,556.11              1,398.89            2,426.00
Maryland Fund                         12,327.16              2,303.84            5,813.00
Massachusetts Fund                    20,432.42              2,317.58           22,292.00
Michigan Fund                         18,342.11             30,744.89           26,349.00
Minnesota Fund                         7,352.17              3,365.83            5,871.00



                                 Compensation to      Compensation to       Compensation to
Fund                               Underwriter            Dealers           Sales Personnel
----                               -----------            -------           ---------------
Missouri Fund                          1,849.86                461.14            1,417.00
New Jersey Fund                       50,345.78             12,767.22           54,404.00
North Carolina Fund                    6,402.29                608.71            5,090.00
Ohio Fund                             12,790.31              7,783.69           17,333.00
Oregon Fund                            9,602.13                783.87           11,339.00
Pennsylvania Fund                      8,389.89             51,069.11           22,222.00
Virginia Fund                         14,173.61              7,354.39           20,873.00

     For the fiscal year ended December 31, 1997, New York Insured paid $29,953 pursuant to its Class B Plan. For the fiscal year ended December 31, 1997, each Fund of Multi-State Insured paid the following amounts pursuant to their Class B
Plan: Arizona Fund - $3,250; California Fund - $1,208; Colorado Fund - $2,735; Connecticut Fund - $17,334; Florida Fund - $6,614; Georgia Fund - $1,908; Maryland Fund - $13,994; Massachusetts Fund - $6,339; Michigan Fund - $8,424; Minnesota Fund - $417; Missouri Fund - $704; New Jersey Fund - $17,297; North Carolina Fund - $1,282; Ohio Fund - $2,869; Oregon Fund - $6,564; Pennsylvania Fund - $12,159; and Virginia Fund - $12,227. For the same period, the Underwriter incurred the following Class B Plan-related expenses with respect to each Fund:

                                 Compensation to     Compensation to        Compensation to
Fund                               Underwriter           Dealers            Sales Personnel
----                               -----------           -------            ---------------
New York Insured                      $28,314.28             $419.56            $1,219.17
Arizona Fund                            3,118.44               63.78                67.78
California Fund                             2.04            1,181.33                24.63
Colorado Fund                             275.32            2,369.76                89.92
Connecticut Fund                        6,635.39           10,331.56               367.05
Florida Fund                            3,546.36            2,922.57               145.07
Georgia Fund                            1,566.87              159.96               181.17
Maryland Fund                           1,321.20           12,543.57               129.22
Massachusetts Fund                      5,456.84              654.26               236.89
Michigan Fund                             625.25            7,684.64               114.11
Minnesota Fund                            405.48              - 0 -                 11.52
Missouri Fund                             507.48              191.82                 4.71
New Jersey Fund                        15,447.51              - 0 -              1,849.49
North Carolina Fund                        30.91            1,244.99                 6.10
Ohio Fund                               1,754.62              723.07               391.31
Oregon Fund                             5,609.70              - 0 -                954.30
Pennsylvania Fund                      10,878.94            1,071.98               208.08
Virginia Fund                          11,218.04              - 0 -              1,008.96


                        DETERMINATION OF NET ASSET VALUE

     The municipal bonds in which each Fund invests are traded primarily in the over-the-counter markets. Such securities are valued daily at their fair value on the basis of valuations provided by a pricing service approved by the applicable Tax Free Fund's Board. This service is provided by Muller Data Corporation. The pricing service considers security type, rating, market condition and yield data, as well as market quotations and prices provided by market makers. With respect to each Fund, "when-issued securities" are reflected in the assets of a Fund as of the date the securities are purchased.


     The Funds may retain any insured municipal bond which is in default in the payment of principal or interest until the default has been cured or the principal and interest outstanding are paid by an insurer or the issuer of any letter of credit or other guarantee supporting such municipal bond. In such case, it is each Fund's policy to value the defaulted bond daily based upon the value of a comparable bond which is insured and not in default. In selecting a comparable bond, each Fund will consider security type, rating, market condition and yield.


     Each Tax Free Fund's Board may suspend the determination of a Fund's net asset value for the whole or any part of any period (1) during which trading on the New York Stock Exchange ("NYSE") is restricted as determined by the Securities and Exchange Commission ("SEC") or the NYSE is closed for other than weekend and holiday closings, (2) during which an emergency, as defined by rules of the SEC in respect to the U.S. market, exists as a result of which disposal by a Fund of securities owned by it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (3) for such other period as the SEC has by order permitted.

                        ALLOCATION OF PORTFOLIO BROKERAGE

     Each Fund expects that purchases and sales of portfolio securities generally will be principal transactions. Portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. There will usually be no brokerage commissions paid by the Fund for such purchases. Purchases from underwriters will include the underwriter's commission or concession and purchases from dealers serving as market makers will include the spread between the bid and asked price.

     At times the Adviser may engage in agency transactions and, in effecting the purchase and sale of portfolio securities for the account of each Fund, will seek best execution of trades either (1) at the most favorable and competitive rate of commission charged by any broker or member of an exchange, or (2) at a higher rate of commission if reasonable in relation to brokerage and research services provided to the Fund or the Adviser by such member or broker. In addition, upon the instruction of the applicable Tax Free Fund's Board, the Advisor may use dealer concessions available in fixed-price underwritings to pay for research services. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale, statistical or factual information or opinions pertaining to investments. The Adviser may use research and services provided to it by brokers in servicing all the funds in the First Investors Group of Funds; however, not all such services will be used by the Adviser in connection with the Funds. No portfolio orders are placed with an affiliated broker, nor does any affiliated broker participate in these commissions.

     The Adviser may combine transaction orders placed on behalf of the Funds and any other fund in the First Investors Group of Funds, any fund of Executive Investors Trust and First Investors Life Insurance Company, affiliates of the Funds, for the purpose of negotiating brokerage commissions or obtaining a more favorable transaction price; and where appropriate, securities purchased or sold may be allocated in accordance with written procedures approved by each Tax Free Fund's Board. Each Tax Free Fund's Board of Directors or Trustees has authorized and directed the Adviser to use dealer concessions available in fixed-price underwritings of municipal bonds to pay for research services which are beneficial in the management of each Fund's portfolio. The Funds did not pay brokerage commissions for the fiscal years ending December 31, 1995, 1996 and 1997.


                 REDUCED SALES CHARGES, ADDITIONAL EXCHANGE AND
                    REDEMPTION INFORMATION AND OTHER SERVICES

Reduced Sales Charges--Class A Shares

     Reduced sales charges are applicable to purchases made at one time of Class A shares of any one or more of the Funds or of any one or more of the Eligible Funds, as defined in the Prospectus, by "any person," which term shall include an individual, or an individual's spouse and children under the age of 21, or a trustee or other fiduciary of a single trust, estate or fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under section 401 of the Internal Revenue Code of 1986, as amended (the "Code"), although more than one beneficiary is involved; provided, however, that the term "any person" shall not include a group of individuals whose funds are combined, directly or indirectly, for the purchase of redeemable securities of a registered investment company, nor shall it include a trustee, agent, custodian or other representative of such a group of individuals.

     Ownership of Class A and Class B shares of any Eligible Fund, except as noted below, qualify for a reduced sales charge on the purchase of Class A shares. Class A shares purchased at net asset value, Class A shares of the Money Market Funds, or shares owned under a Contractual Plan are not eligible for the purchase of Class A shares of a Fund at a reduced sales charge through a Letter of Intent or the Cumulative Purchase Privilege.

     Letter of Intent. Any of the eligible persons described above may, within 90 days of their investment, sign a statement of intent ("Letter of Intent") in the form provided by the Underwriter, covering purchases of Class A shares of any one or more of the Funds and of the other Eligible Funds to be made within a period of thirteen months, provided said shares are currently being offered to the general public and only in those states where such shares may be legally sold, and thereby become eligible for the reduced sales charge applicable to the total amount purchased. A Letter of Intent filed within 90 days of the date of investment is considered retroactive to the date of investment for determination of the thirteen-month period. The Letter of Intent is not a binding obligation on either the investor or the Fund. During the term of a Letter of Intent, Administrative Data Management Corp. ("Transfer Agent") will hold Class A shares representing 5% of each purchase in escrow, which shares will be released upon completion of the intended investment.

     Purchases of Class A shares made under a Letter of Intent are made at the sales charge applicable to the purchase of the aggregate amount of shares covered by the Letter of Intent as if they were purchased in a single transaction. The applicable quantity discount will be based on the sum of the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, currently owned, together with the aggregate offering price of purchases to be made under the Letter of Intent. If all such shares are not so purchased, a price adjustment is made, depending upon the actual amount invested within such period, by the redemption of sufficient Class A shares held in escrow in the name of the investor (or by the investor paying the commission differential). A Letter of Intent can be amended (1) during the thirteen-month period if the purchaser files an amended Letter of Intent with the same expiration date as the original Letter of Intent, or (2) automatically after the end of the period, if total purchases credited to the Letter of Intent qualify for an additional reduction in the sales charge. The Letter of Intent privilege may be modified or terminated at any time by the Underwriter.

     Cumulative Purchase Privilege. Upon written notice to FIC, Class A shares of a Fund are also available at a quantity discount on new purchases if the then current public offering price (i.e., net asset value plus applicable sales charge) of all Class A shares and the net asset value of all Class B shares of a Fund and of the other Eligible Funds, including Class B shares of the Money Market Funds, previously purchased and then owned, plus the value of Class A shares being purchased at the current public offering price, amount to $25,000 or more. Such quantity discounts may be modified or terminated at any time by the Underwriter.

     Purchase of Shares. When you open a Fund account, you must specify which class of shares you wish to purchase. If not, your order will be processed as follows: (1) if you are opening an account with a new registration with First Investors your order will not be processed until the Fund receives notification of which class of shares to purchase; (2) if you have existing First Investors accounts solely in either Class A shares or Class B shares with the identical registration, your investment in the Fund will be made in the same class of shares as your existing account(s); (3) if you are an existing First Investors shareholder and own a combination of Class A and Class B shares with an identical registration, your investment in the Fund will be made in Class B shares; and (4) if you own in the aggregate at least $250,000 in any combination of classes, your investment will be made in Class A shares.

Systematic Investing

     First Investors Money Line. This service allows you to invest in a Fund through automatic deductions from your bank checking account, provided you have Electronic Fund Transfers privileges. See "Electronic Fund Transfers," below. Scheduled investments in the minimum amount of $50 per month or $600 per year may be made bi-weekly, semi-monthly, monthly, quarterly, semi-annually or annually. In order to invest $2,500 or more through First Investors Money Line, a Medallion signature guarantee is required. See "Signature Guarantees." The maximum amount which may be invested through First Investors Money Line is $10,000 a month. Shares of the Fund are purchased at the public offering price determined at the close of business on the investment date you select provided the amount of the purchase is available funds in your designated bank account two business days prior to the investment date selected. You may change the amount or discontinue this service at any time by calling Shareholder Services or writing to Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, Attn: Control Dept. It takes between three and five business days to process most changes you request be made to your Money Line service. Money Line application forms are available from your Representative or by calling Shareholder Services at 1-800-423-4026.

     Automatic Payroll Investment. You also may arrange for automatic investments in the minimum amount of $50 into a Fund on a systematic basis through salary deductions, provided your employer has direct deposit capabilities. Shares of the Fund are purchased at the public offering price determined as of the close of business on the day the electronic fund transfer is received by the Fund. You may change the amount or discontinue the service by contacting your employer. An application is available from your Representative or by calling Shareholder Services at 1-800-423-4026. Arrangements must also be made with your employer's payroll department.

     Cross-Investment of Cash Distributions. You may elect to invest in Class A or Class B shares of a Fund at net asset value all the cash distributions from the same class of shares of another Eligible Fund. The investment will be made at the net asset value per share of the Fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. You may also elect to invest cash distributions of a Fund's Class A or Class B shares into the same class of another Eligible Fund, including the Money Market Funds. The investment will be made at the net asset value per share of the other fund, generally determined as of the close of business, on the business day immediately following the record date of any such distribution. Cash distributions from a Fund's Class B shares may only be invested into an existing Class B share account. If your distributions are to be invested in Class A shares in a new account, you must invest a minimum of $50 per month. To arrange for cross-investing, call Shareholder Services at 1-800-423-4026.

     Systematic Withdrawal Plan. Shareholders who own noncertificated Class A or Class B shares may establish a Systematic Withdrawal Plan ("Withdrawal Plan"). If you have a Fund account with a value of at least $5,000 and you have dividends and other distributions reinvested, you may elect to receive monthly, quarterly, semi-annual or annual checks for any designated amount (minimum $25). You may have the payments sent directly to you or persons you designate. Additionally, regardless of the amount of your Class A or Class B Fund account, you may also elect to have the Systematic Plan payments automatically (i) invested at net asset value in the same class of shares of any other Eligible Fund, including the Money Market Funds, or (ii) paid to First Investors Life Insurance Company for the purchase of a life insurance policy or a variable annuity. If your Systematic Plan payments are to be invested in a new Class A Eligible Fund account, you must invest a minimum of $600 per year. Systematic Plan payments from a Class B account must be invested in an existing Class B Eligible Fund account. Dividends and other distributions, if any, are reinvested in additional shares of the same class of the Fund. Shareholders may add shares to the Withdrawal Plan or terminate the Withdrawal Plan at any time. Withdrawal Plan payments will be suspended when a distributing Fund has received notice of a shareholder's death on an individual account. Payments may recommence upon receipt of written alternate payment instructions and other necessary documents from the deceased's legal representative. Withdrawal payments will also be suspended when a payment check is returned to the Transfer Agent marked as undeliverable by the U.S. Postal Service after two consecutive mailings.

     Shareholders who own Class B shares may establish a Withdrawal Plan and elect to receive up to 8% of the value of their account (calculated as set forth below) each year without incurring any CDSC. Shares not subject to a CDSC (such as shares representing reinvestment of distributions) will be redeemed first and will count toward the 8% limitation. If the shares not subject to a CDSC are insufficient for this purpose, then shares subject to the lowest CDSC will be redeemed next until the 8% limit is reached. The 8% figure is calculated on a pro rata basis at the time of the first payment made pursuant to the Plan and recalculated thereafter on a pro rata basis at the time of each Plan payment. Therefore, shareholders who have chosen the Plan based on a percentage of the value of their account of up to 8% will be able to receive Plan payments without incurring a CDSC. However, shareholders who have chosen a specific dollar amount (for example, $100 per month) for their periodic Plan payment should be aware that the amount of that payment not subject to a CDSC may vary over time depending on the value of their account. For example, if the value of the account is $15,000 at the time of payment, the shareholder will receive $100 free of the CDSC (8% of $15,000 divided by 12 monthly payments). However, if at the time of a payment the value of the account has fallen to $14,000, the shareholder will receive $93.33 free of any CDSC (8% of $14,000 divided by 12 monthly payments) and $6.67 subject to the lowest applicable CDSC. This privilege may be revised or terminated at any time.

     The withdrawal payments derived from the redemption of sufficient shares in the account to meet designated payments in excess of dividends and other distributions may deplete or possibly extinguish the initial investment, particularly in the event of a market decline, and may result in a capital gain or loss depending on the shareholder's cost. Purchases of additional shares of a Fund concurrent with withdrawals are ordinarily disadvantageous to shareholders because of tax liabilities and sales charges. To establish a Withdrawal Plan, call Shareholder Services at 1-800-423-4026.

     Electronic Fund Transfer. Shareholders may apply for the privilege of making Electronic Fund Transfers ("EFT") between Fund accounts and a predesignated bank account by completing an application and having all shareholders' signatures guaranteed. If the bank account registration is not identical to the Fund account, a signature guarantee of every bank account holder who is not an owner of the Fund account is required. Shareholders may choose EFT privileges for Money Line purchases, redemptions, dividend distributions and Systematic Withdrawal Plan payments. The minimum EFT redemption amount is $500 and the maximum is $50,000. Each Fund has the right, at its sole discretion, to limit or terminate your ability to exercise the EFT privileges at any time. Shareholders may not use EFT to redeem shares unless they have been owned for at least 15 days.

     Conversion of Class B Shares. Class B Shares of a Fund will automatically convert to Class A shares of that Fund, based on the relative net asset values per share of the two classes, as of the close of business on the first business day of the month in which the eighth anniversary of the initial purchase of such Class B shares occurs. For these purposes, the date of initial purchase shall mean (1) the first business day of the month in which such Class B shares were issued, or (2) for Class B shares obtained through an exchange or a series of exchanges, the first business day of the month in which the original Class B shares were issued. For conversion purposes, Class B shares purchased through the reinvestment of dividends and other distributions paid in respect of Class B shares will be held in a separate sub-account. Each time any Class B shares in the shareholder's regular account (other than those in the sub-account) convert to Class A shares, a pro rata portion of the Class B shares in the sub-account also will convert to Class A shares. The portion will be determined by the ratio that the shareholder's Class B shares converting to Class A shares bears to the shareholder's total Class B shares not acquired through dividends and other distributions.

     The availability of the conversion feature is subject to the continuing applicability of a ruling of the Internal Revenue Service ("IRS"), or the availability of an opinion of counsel, that: (1) the dividends and other distributions paid on Class A and Class B shares will not result in "preferential dividends" under the Code; and (2) the conversion of shares does not constitute a taxable event. If the conversion feature ceased to be available, the Class B shares of the Fund would not be converted and would continue to be subject to the higher ongoing expenses of the Class B shares beyond eight years from the date of purchase. FIMCO has no reason to believe that these conditions for the availability of the conversion feature will not continue to be met.

     If either Fund implements any amendments to its Class A Plan that would increase materially the costs that may be borne under such Plan by Class A shareholders, a new target class into which Class B shares will convert will be established, unless a majority of Class B shareholders, voting separately as a class, approve the proposal.

     Waivers of CDSC on Class B Shares. The CDSC imposed on Class B shares does not apply to: (a) any redemption by advisory accounts managed by the Adviser or any of its affiliates or for shares held by the Adviser or any of its affiliates; (b) any redemption or transfer of ownership of Class B shares following the death or disability, as defined in Section 72(m)(7) of the Code, of a shareholder if the Fund is provided with proof of death or disability and with all documents required by the Transfer Agent within one year after the death or disability; (c) any redemption of shares purchased during the period April 29, 1996 through June 30, 1996 with the proceeds from a redemption of shares of a fund in another fund group for which no sales charge was paid, other than a money market fund or shares held in a retirement plan account; and (d) certain redemptions pursuant to a Withdrawal Plan (see "Systematic Withdrawal Plan"). For more information on what specific documents are required, call Shareholder Services at 1-800-423-4026.

     Signature Guarantees. The words "Signature Guaranteed" must appear in direct association with the signature of the guarantor. Members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Medallion Signature Program), SEMP (Stock Exchanges Medallion Program) and FIC are eligible signature guarantors. A notary public is not an acceptable guarantor. Although each Fund reserves the right to require signature guarantees at any other time, signature guarantees are required whenever: (1) the amount of the redemption is over $50,000, (2) a redemption check is to be made payable to someone other than the registered accountholder, other than major financial institutions, as determined solely by the Fund and its agent, on behalf of the shareholder, (3) a redemption check is to be mailed to an address other than the address of record, preauthorized bank account, or to a major financial institution for the benefit of a shareholder, (4) an account registration is being transferred to another owner, (5) a transaction requires additional legal documentation; (6) the redemption request is for certificated shares; (7) your address of record has changed within 60 days prior to a redemption request; (8) multiple owners have a dispute or give inconsistent instructions; (9) the authority of a representative of a corporation, partnership, association or other entity has not been established to the satisfaction of a Fund or its agents; and (10) you elect EFT privileges.

     Reinvestment after Redemption. If you redeem Class A or Class B shares in your Fund account, you can reinvest within six months from the date of redemption all or any part of the proceeds in shares of the same class of the same Fund or any other Eligible Fund (including the Money Market Funds), at net asset value, on the date the Transfer Agent receives your purchase request. If you reinvest the entire proceeds of a redemption of Class B shares for which a CDSC has been paid, you will be credited for the amount of the CDSC. If you reinvest less than the entire proceeds, you will be credited with a pro rata portion of the CDSC. All credits will be paid in Class B shares of the fund into which the reinvestment is being made. The period you owned the original Class B shares prior to redemption will be added to the period of time you own Class B shares acquired through reinvestment for purposes of determining (a) the applicable CDSC upon a subsequent redemption and (b) the date on which Class B shares automatically convert to Class A shares. If your reinvestment is into a new account, other than the Money Market Funds, it must meet the minimum investment and other requirements of the fund into which the reinvestment is being made. To take advantage of this option, send your reinvestment check along with a written request to the Transfer Agent within six months from the date of your redemption. Include your account number and a statement that you are taking advantage of the "Reinvestment Privilege."

     Telephone Transactions. Fund shares not held in certificate form may be exchanged or redeemed by telephone provided you have not declined telephone privileges. Telephone exchanges are also available from an individually registered non-retirement account to an IRA account of the same class of shares in the same name (provided an IRA application is on file).

     As stated in the Funds' Prospectuses, the Tax Free Funds, the Adviser, the Underwriter and their officers, directors, trustees and employees will not be liable for any loss, damage, cost or expense arising out of any instruction (or any interpretation of such instruction) received by telephone which they reasonably believe to be authentic. In acting upon telephone instructions, these parties use procedures which are reasonably designed to ensure that such instructions are genuine, such as (1) obtaining some or all of the following information: account number, address, social security number and such other information as may be deemed necessary; (2) recording all telephone instructions; and (3) sending written confirmation of each transaction to the shareholder's address of record.

     Cancelled Checks. Copies of cancelled purchase, liquidation or dividend checks will be provided to shareholders upon request. Shareholders will be charged $10.00 per check.

     Emergency Pricing Procedures. In the event that the Funds must halt operations during any day that they would normally be required to price under Rule 22c-1 under the 1940 Act due to an emergency ("Emergency Closed Day"), the Funds will apply the following procedures:

     1. The Funds will make every reasonable effort to segregate orders received on the Emergency Closed Day and give them the price that they would have received but for the closing. The Emergency Closed Day price will be calculated as soon as practicable after operations have resumed and will be applied equally to sales, redemptions and repurchases that were in fact received in the mail or otherwise on the Emergency Closed Day.

     2. For purposes of paragraph 1, an order will be deemed to have been received by the Funds on an Emergency Closed Day, even if neither the Funds nor the Transfer Agent is able to perform the mechanical processing of pricing on that day, under the following circumstances:

          (a) In the case of a mail order the order will be considered received by a Fund when the postal service has delivered it to FIC's offices in Woodbridge, New Jersey prior to the close of regular trading on the NYSE, or at such other time as may be prescribed in its prospectus; and

          (b) In the case of a wire order, including a Fund/SERV order, the order will be considered received when it is received in good form by a FIC branch office or an authorized dealer prior to the close of regular trading on the NYSE, or such other time as may be prescribed in its prospectus.

     3. If the Funds are unable to segregate orders received on the Emergency Closed Day from those received on the next day the Funds are open for business, the Funds may give all orders the next price calculated after operations resume.

     4. Notwithstanding the foregoing, on business days in which the NYSE is not open for regular trading, the Funds may determine not to price their portfolio securities if such prices would lead to a distortion of the net asset value for the Funds and their shareholders.

                                      TAXES

     Federal Income Taxes

     In order to continue to qualify for treatment as a regulated investment company ("RIC") under the Code, a Fund-each Fund being treated as a separate corporation for these purposes-must distribute to its shareholders for each taxable year at least 90% of the sum of its investment company taxable income (consisting generally of taxable net investment income and net short-term capital gain) plus its net interest income excludable from gross income under section 103(a) of the Code ("Distribution Requirement") and must meet several additional requirements. For each Fund these requirements include the following:
(1) the Fund must derive at least 90% of its gross income each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of securities, or other income (including gains from options or futures) derived with respect to its business of investing in securities ("Income Requirement"); (2) at the close of each quarter of the Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. Government securities, securities of other RICs and other securities, with those other securities limited, in respect of any one issuer, to an amount that does not exceed 5% of the value of the Fund's total assets; and (3) at the close of each quarter of the Fund's taxable year, not more than 25% of the value of its total assets may be invested in securities (other than U.S. Government securities or the securities of other
RICs) of any one issuer.

     Dividends paid by a Fund will qualify as exempt-interest dividends as defined in the Prospectuses, and thus will be excludable from gross income for Federal income tax purposes by its shareholders, if the Fund satisfies the requirement that, at the close of each quarter of its taxable year, at least 50% of the value of its total assets consists of securities the interest on which is excludable from gross income under section 103(a); each Fund intends to continue to satisfy this requirement. The aggregate dividends excludable from a Fund's shareholders' gross income may not exceed its net tax-exempt income. Shareholders' treatment of dividends from a Fund under state and local income tax laws may differ from the treatment thereof under the Code. Investors should consult their tax advisers concerning this matter.

     Dividends and other distributions declared by a Fund in October, November or December of any year and payable to shareholders of record on a date in any of those months are deemed to have been paid by the Fund and received by the shareholders on December 31 of that year if the distributions are paid by the Fund during the following January. Accordingly, those distributions are reported by shareholders (or taxed to them in the case of taxable distributions) for the year in which that December 31 falls.


     Under the Taxpayer Relief Act of 1997, different maximum tax rates apply to an individual's net capital gain depending on the individual's holding period and marginal rate of federal income tax-generally, 28% for gain recognized on capital assets held for more than one year but not more than 18 months and 20% (10% for taxpayers in the 15% marginal tax bracket) for gain recognized on capital assets held for more than 18 months. Pursuant to an Internal Revenue Service notice, each Fund may divide each net capital gain distribution into a 28% rate gain distribution and a 20% rate gain distribution (in accordance with the Fund's holding periods for the securities it sold that generated the distributed gain) and its shareholders must treat those portions accordingly.


     If shares of a Fund are sold at a loss after being held for six months or less, the loss will be disallowed to the extent of any exempt-interest dividends received on those shares, and any portion of the loss that is not disallowed will be treated as long-term, instead of short-term, capital loss to the extent of any capital gain distributions received on those shares.

     Each Fund will be subject to a nondeductible 4% excise tax ("Excise Tax") to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary (taxable) income for that year and capital gain net income for the one-year period ending on October 31 of that year, plus certain other amounts.

     Tax-exempt interest attributable to certain private activity bonds ("PABs") (including, to the extent a Fund receives interest on those bonds, a proportionate part of the exempt-interest dividends it pays) is a Tax Preference Item. Exempt-interest dividends received by a corporate shareholder also may be indirectly subject to the Federal alternative minimum tax without regard to whether the Fund's tax-exempt interest was attributable to those bonds. Entities or other persons who are "substantial users" (or persons related to "substantial users") of facilities financed by PABs or industrial development bonds ("IDBs") should consult their tax advisers before purchasing shares of a Fund because, for users of certain of these facilities, the interest on those bonds is not exempt from Federal income tax. For these purposes, the term "substantial user" is defined generally to include a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of PABs or IDBs.

     Up to 85% of social security and certain railroad retirement benefits may be included in taxable income for recipients whose modified adjusted gross income (which includes income from tax-exempt sources such as a Fund) plus 50% of their benefits exceeds certain base amounts. Exempt-interest dividends from a Fund still are tax-exempt to the extent described in the Prospectus; they are only included in the calculation of whether a recipient's income exceeds the established amounts.

     Each Fund may acquire zero coupon municipal securities issued with original issue discount. As a holder of those securities, each Fund must account for the portion of the original issue discount that accrues on the securities during the taxable year, even if the Fund receives no corresponding payment on them during the year. Because each Fund annually must distribute substantially all of its net tax-exempt income and net tax-exempt interest, including any original issue discount on Municipal Instruments, to satisfy the Distribution Requirement, a Fund may be required in a particular year to distribute as a dividend an amount that is greater than the total amount of cash it actually receives. Those distributions will be made from a Fund's cash assets or from the proceeds of sales of portfolio securities, if necessary. Each Fund may realize capital gains or losses from those sales, which would increase or decrease its investment company taxable income and/or net capital gain (the excess of net long-term capital gain over net short-term capital loss).

     Each Fund may invest in municipal bonds that are purchased, generally not on their original issue, with market discount (that is, at a price less than the principal amount of the bond or, in the case of a bond that was issued with original issue discount, a price less than the amount of the issue price plus accrued original issue discount) ("municipal market discount bonds"). Gain on the disposition of a municipal market discount bond (other than a bond with a fixed maturity date within one year from its issuance), generally is treated as ordinary (taxable) income, rather than capital gain, to the extent of the bond's accrued market discount at the time of disposition. Market discount on such a bond generally is accrued ratably, on a daily basis, over the period from the acquisition date to the date of maturity. In lieu of treating the disposition gain as above, a Fund may elect to include market discount in its gross income currently, for each taxable year to which it is attributable.

     If a Fund invests in any instruments that generate taxable income under circumstances described in the Prospectus, distributions of the interest earned thereon will be taxable to the Fund's shareholders as ordinary income to the extent of its earnings and profits. Moreover, if a Fund realizes capital gain as a result of market transactions, any distributions of that gain will be taxable to its shareholders. There also may be collateral Federal income tax consequences regarding the receipt of exempt-interest dividends by shareholders such as S corporations, financial institutions and property and casualty insurance companies. A shareholder falling into any such category should consult its tax adviser concerning its investment in shares of a Fund.

     The use of hedging strategies, such as writing (selling) and purchasing options and futures contracts, involves complex rules that will determine for income tax purposes the amount, character and timing of recognition of the gains and losses a Fund will realize in connection therewith. Gains from options and futures derived by a Fund with respect to its business of investing in securities will qualify as permissible income under the Income Requirement.

     If a Fund has an "appreciated financial position"-generally, an interest (including an interest through an option or futures contract or short sale) with respect to any debt instrument (other than "straight debt") or partnership interest the fair market value of which exceeds its adjusted basis-and enters into a "constructive sale" of the same or substantially similar property, the Fund will be treated as having made an actual sale thereof, with the result that gain will be recognized at that time. A constructive sale generally consists of a short sale, an offsetting notional principal contract or futures contract entered into by the Fund or a related person with respect to the same or substantially similar property. In addition, if the appreciated financial position is itself a short sale or such a contract, acquisition of the underlying property or substantially similar property will be deemed a constructive sale.


State Income Taxes

     Arizona. Interest on indebtedness incurred (directly and indirectly) by an investor to purchase or carry an investment in the Arizona Fund should not be deductible for Arizona income tax purposes to the extent that the Arizona Fund holds tax-exempt obligations of the state of Arizona or obligations of the United States, Puerto Rico, the Virgin Islands or Guam. The discussion of Arizona taxes in the Prospectus assumes that in each taxable year the Arizona Fund qualifies and elects to be taxed as a regulated investment company for federal income tax purposes. In addition, such discussion assumes that in each taxable year the Arizona Fund qualifies to pay exempt-interest dividends by complying with the requirements of the Code that at least 50% of its assets at the close of each quarter of its taxable year is invested in state, municipal or other obligations, the interest on which is excluded from gross income for federal income tax purposes pursuant to section 103(a) of the Code.

     California. Corporations subject to the California franchise tax or California corporate income tax are required to include in their gross income and in income subject to the corporate alternative minimum tax all distributions received from the California Fund, including exempt-interest dividends. California law generally follows Federal law on matters such as denial or limitation of deductions for short-term losses where exempt-interest dividends have recently been received, wash sales, limitations on tax basis for certain sales charges and the nondeductibility of interest on indebtedness incurred by shareholders to purchase or carry shares of tax-exempt instruments, such as the California Fund. It is the intent of the Fund, as represented to and relied upon by California tax counsel in rendering their opinion, that except when acceptable investments are unavailable for the California Fund, the California Fund will maintain at least 80% of the value of its net assets in debt obligations of the State of California, its localities and political subdivisions, which are exempt from regular Federal income tax and California personal income tax.

     Connecticut. Corporate shareholders of the Connecticut Fund subject to tax in Connecticut will be required to include in net income, for purposes of calculating the Connecticut corporation business tax, distributions made by the Connecticut Fund and gains resulting from the redemption or sale of shares of the Connecticut Fund. Such corporate shareholders, in determining net income, will be entitled to deduct 70% of the amount of includable distributions that qualify as dividends under Section 316 of the Code.

     Florida. In the opinion of Rudnick & Wolfe, Florida tax counsel to Multi-State Insured, under existing law, shareholders of the Florida Series will not be subject to the Florida intangible personal property tax on their ownership of Florida Fund shares or on distributions of income or gains made by the Florida Fund to the extent that such distributions are attributable solely to (i) obligations issued by the United States government and its agencies (collectively, "Exempt Instruments") or (ii) to money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts ("Florida Instruments"). If the Florida Fund is not invested solely in Exempt Instruments and Florida Instruments, then the Florida intangible personal property tax ("Intangible Tax") will apply as follows:

          (a) The portion of the net asset value of the Florida Funds' portfolio that is attributable to Exempt Instruments will be exempt from the Intangible Tax.

          (b) If the remaining portion of the net asset value of the Florida Funds' portfolio, after removing the portion representing Exempt Instruments, represents assets which are themselves exempt from the Intangible Tax, then this portion will also be exempt from the Intangible Tax.

          (c) If the remaining portion of the net asset value of the Florida Fund's portfolio, after removing the portion representing Exempt Instruments, represents any asset which is subject to the Intangible Tax under Florida law, then the remaining portion of the net asset value of the Florida Series portfolio will be subject to the Intangible Tax.

     Shareholders of the Florida Fund will be exempt from the Intangible Tax on their shares to the extent that the net asset value of the Florida Funds' portfolio is exempt. (The Florida Fund has no present intention of investing in assets which will be subject to the Intangible Tax.)

     Because Florida does not impose an income tax on individuals, individual shareholders will not be subject to any Florida income tax on income or gains distributed by the Florida Fund or on gains resulting from the redemption or exchange of shares of the Florida Fund. Corporate shareholders will be subject to the Florida income tax on all distributions received from the Florida Fund, regardless of the tax-exempt status of interest received from the Florida Fund which is attributable to bonds under section 103(a) of the Code or any other Federal law; however, if a corporation does not have its commercial domicile within the state of Florida, its non-business income generated from the Florida Fund is not allocated as Florida income subject to Florida corporate income tax. Non-business income includes capital gains and interest to the extent they do not arise from transactions and activities in the regular course of a taxpayer's business.

     For Florida state income tax purposes, the Florida Fund itself will not be subject to the Florida income tax so long as it has no income subject to Federal taxation.

     Shareholders of the Florida Fund will be subject to Florida estate tax on their Florida Fund shares only if they are Florida residents, certain natural persons not domiciled in Florida, or certain natural persons not residents of the United States. However, the Florida estate tax is limited to the amount of the credit allowable under the Code (currently section 2011 and in some cases section 2102 of the Code) for death taxes actually paid to the several states.

     Neither interests held by shareholders of the Florida Fund nor Exempt Instruments nor money, notes, bonds, and other obligations issued by the State of Florida and its municipalities, counties, and other taxing districts held by the Florida Fund will be subject to the Florida ad valorem property tax, the Florida sales and use tax or the Florida documentary stamp tax.

     Georgia. In the opinion of Kutak Rock, Georgia tax counsel to Multi-State Insured, capital gains recognized as a result of the sale of shares in the Georgia Fund can not be excluded for purposes of calculating the Georgia income tax by individuals, estates, trusts or corporations.

     Georgia tax counsel urges each potential investor in the Georgia Fund to consult his or her own tax advisor regarding all Georgia Fund income tax related matters specifically pertaining to them.

     Maryland. In the opinion of Ober, Kaler, Grimes & Shriver, Maryland tax counsel to Multi-State Insured, holders of shares of the Maryland Fund who are individuals, corporations, estates or trusts and who are subject to Maryland state and local income tax will not be subject to tax in Maryland on Maryland Fund dividends to the extent that such dividends qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code and which are attributable to (1) interest on tax-exempt obligations of the State of Maryland or its political subdivisions or authorities, (2) interest on obligations of the United States or an authority, commission, instrumentality, possession or territory of the United States, or (3) gain realized by the Maryland Fund from the sale or exchange of bonds issued by Maryland or a political subdivision of Maryland or of the United States or an authority, commission or instrumentality of the United States. To the extent that distributions of the Maryland Fund are attributable to sources other than those described above, such as (1) interest on obligations issued by states other than Maryland or (2) income from repurchase contracts, such distributions will not be exempt from Maryland state and local income taxes. In addition, gain realized by a shareholder upon a redemption or exchange of Maryland Fund shares will be subject to Maryland taxation. In the event the Maryland Fund fails to qualify as a regulated investment company, the Maryland Fund would be subject to corporate Maryland income tax and distributions would be taxable as ordinary income to the shareholders. Maryland presently includes in taxable net income items of tax preferences as defined in the Code. Interest paid on certain private activity bonds constitutes a tax preference. Accordingly, subject to a threshold amount, 50% of any distributions on the Maryland Fund attributable to such private activity bonds will not be exempt from Maryland state and local income taxes. Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Maryland Fund to purchase or carry shares of the Maryland Fund will not be deductible for Maryland state and local income tax purposes to the extent such interest is allocable to exempt-interest dividends.

     Massachusetts. Distributions to holders of shares of the Massachusetts Fund who are subject to Massachusetts personal income tax that do not qualify as exempt interest dividends, as defined in Code section 852(b)(5), or capital gain dividends, as defined in Code section 852(b)(3)(C), directly attributable to interest or capital gain exempt from Massachusetts taxation on obligations issued by the Commonwealth of Massachusetts, its instrumentalities or its political subdivisions will generally be subject to Massachusetts income tax. Among the items that will not be subject to Massachusetts income tax are the following: exempt interest dividends attributable to interest on obligations issued by the Commonwealth of Puerto Rico, the government of Guam, the government of the Virgin Islands or their respective authorities, and distributions attributable to interest on obligations of the United States exempt from state income taxation. The Massachusetts Fund must identify the items not subject to tax in a written notice to the shareholders. The holders of shares of the Massachusetts Fund may recognize taxable gain or loss upon an exchange or redemption of their shares.

     Michigan. In the opinion of Dickinson Wright PLLC, Michigan tax counsel to Multi-State Insured, holders of the Michigan Fund will not be subject to the Michigan income tax or single business tax on Michigan Fund dividends to the extent that such distributions qualify as exempt-interest dividends of a RIC under Code section 852(b)(5) which are attributable to interest on tax-exempt obligations of the State of Michigan, its political or governmental subdivisions, or its governmental agencies or instrumentalities (as well as certain other Federally tax exempt obligations, the interest on which is exempt from Michigan tax, such as certain obligations of Puerto Rico). To the extent that distributions on the Michigan Fund are attributable to sources other than those described above, such distributions, including, but not limited to, long, mid or short-term capital gains, will not be exempt from Michigan income tax or single business tax. Holders of the Michigan Fund are exempt from the Michigan intangibles tax to the extent that the investment portfolio consists of the aforementioned obligations and certain U.S. obligations. In addition, Michigan Fund shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to Michigan intangibles tax. (The Michigan intangibles tax is being phased out over a four-year period beginning with 1994 and will be fully repealed as of January 1, 1998.) To the extent that distributions on the Michigan Fund are not subject to Michigan income tax, they are not subject to the uniform city income tax imposed by certain Michigan cities.

     Minnesota. Minnesota Fund distributions, including exempt-interest dividends, are not excluded in determining the Minnesota franchise tax on corporations that is measured by taxable income and alternative minimum taxable income. Such distributions may also be taken into account in certain cases in determining the minimum fee that is imposed on corporations, S corporations and partnerships. Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Minnesota Fund will generally not be deductible for regular Minnesota personal income tax purposes or Minnesota alternative minimum tax purposes, in the case of shareholders who are individuals, estates or trusts. Except during temporary defensive periods or when acceptable investments are unavailable to the Minnesota Fund, at least 80% of the value of the net assets of the Minnesota Fund will be maintained in debt obligations the interest on which is exempt from the Federal income tax and the Minnesota personal income tax, subject to the discussion in the Prospectus and this SAI relating to legislation enacted in Minnesota in 1995. The Minnesota Fund seeks to invest so that the 95% test described in the Prospectus will be met.

     Minnesota presently imposes an alternative minimum tax on individuals, estates, and trusts that is based, in part, on such taxpayers' Federal alternative minimum taxable income, which includes Federal tax preference items. Accordingly, exempt-interest dividends that constitute tax preference items for purposes of the Federal alternative minimum tax, even though they are derived from interest income on tax-exempt obligations of the State of Minnesota, or its political or governmental subdivisions, municipalities, governmental agencies or instrumentalities ("Minnesota Sources"), will be included in the base upon which such Minnesota alternative minimum tax is computed. (The Minnesota Fund has no present intention of investing in tax-exempt securities that are subject to the Federal alternative minimum tax.) In addition, the entire portion of exempt-interest dividends that is derived from sources other than the Minnesota Sources is also subject to the Minnesota alternative minimum tax imposed on individuals, estates, and trusts. Further, should the 95% test that is described above fail to be met, all of the exempt-interest dividends that are paid by the Minnesota

Fund, including all of those that are derived from the Minnesota Sources, will be subject to the Minnesota alternative minimum tax imposed on such shareholders.

     Missouri. In the opinion of Shook, Hardy & Bacon L.L.P, Missouri tax counsel to Multi-State Insured, if a dividend paid by the Missouri Fund qualifies as an exempt-interest dividend under the Code, the portion of such exempt-interest dividend that is attributable to interest received by the Missouri Fund on obligations of (1) Missouri or its political subdivisions ("Missouri Obligations"), or (2) territories or possessions of the United States (to the extent Federal law exempts interest on such obligations from state taxation), will not be subject to the Missouri income tax when received by a shareholder of the Missouri Fund, provided that the Missouri Fund properly designates such portion as an exempt dividend (a "Missouri Dividend") under Missouri law. At the present time, the Missouri Fund does not intend to invest in obligations the interest on which is subject to Federal income taxation. However, to the extent any dividend (or portion thereof) paid by the Missouri Fund is attributable to net interest earned by the Missouri Fund on obligations of the United States, such dividend (or portion thereof) will not be subject to the Missouri income tax when received by a shareholder of the Missouri Fund, provided (1) the Missouri Fund properly designates such dividend (or portion thereof) as a "state income tax exempt-interest dividend" under Missouri law, and (2) the Missouri Fund and the shareholder meet certain recordkeeping requirements specified under Missouri law. Except as provided in the preceding paragraphs, the State of Missouri has no special exemption provisions for (1) dividends received by shareholders of a RIC or (2) capital gains realized by shareholders of a RIC upon the sale or exchange of shares of such RIC. Thus, in the case of shareholders who are subject to the Missouri income tax and who, under applicable law, are required to include capital gain, dividend and interest income in their Missouri taxable income, all dividends, except Missouri Dividends and dividends properly designated as "state income tax exempt-interest dividends" under Missouri law, paid by the Missouri Fund to such shareholders, and all gains realized by such shareholders on the redemption or sale of shares of the Missouri Fund, will be subject to the Missouri income tax.

     Except as set forth in paragraph (a) below, dividends received by (1) an individual shareholder of the Missouri Fund who is not engaged in a trade or business, or (2) any other shareholder of the Missouri Fund (a "Business Taxpayer") who holds shares of the Missouri Fund for investment purposes and not as part of its ordinary trade or business, will not be subject to the city earnings and profits tax of St. Louis or Kansas City, Missouri (the "City Tax"). With respect to dividends received by a Business Taxpayer who holds shares as part of its ordinary trade or business, each dividend (or portion thereof) paid by the Missouri Fund that is attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions, will not be subject to the City Tax; however, except as set forth in paragraph (b) below, other dividends received by such Business Taxpayer (and all gains realized by such Business Taxpayer on the redemption or sale of shares of the Missouri Fund) will be subject to the applicable City Tax, to the extent such Business Taxpayer is otherwise subject to such tax.

     (a) The taxing authorities in St. Louis take the position that all of the assets of a partnership or corporation having its business domicile in St. Louis should be treated as held as part of such entity's ordinary trade or business. Under this position, dividends received on shares of the Missouri Fund held by such partnership or corporation, whether or not held for investment purposes, could be subject to the City Tax of St. Louis. There is no express authority for this position, and a taxpayer could take the position that dividends received by any corporation or partnership that holds shares of the Missouri Fund for investment purposes ("Investment Dividends") should not be subject to the City Tax of St. Louis. Therefore, Shook, Hardy & Bacon P.C. specifically refrains from expressing an opinion as to whether Investment Dividends received by a partnership or corporation having its business domicile in St. Louis (to the extent such Investment Dividends are not attributable to interest earned on Missouri Obligations, or on obligations of the United States or its possessions to the City Tax of St. Louis.

     (b) The enabling statutes for the City Tax do not indicate whether obligations of territories (as opposed to possessions) of the United States are exempt from the City Tax. Therefore, Shook, Hardy & Bacon P.C. specifically refrains from expressing an opinion as to whether dividends attributable to interest earned on obligations of territories of the United States are exempt from the City Tax.

     New York. Distributions to New York resident individual shareholders of New York Insured that are attributable to sources other than from obligations issued by or on behalf of the State of New York or any political subdivision thereof will generally be includable in New York personal income of such shareholder. Additionally, interest on indebtedness incurred or continued to purchase or carry shares of New York Insured will not be deductible for New York personal income tax purposes to the extent that such interest is allocable to exempt-interest dividends paid by New York Insured.

     New Jersey. Qualified investment funds described in N.J.S.A. 54A:6-14.1 are any investment company or trust registered with the Securities and Exchange Commission, or any series of such investment company or trust, which for the calendar year in which the distribution is paid (a) has no investments other than interest-bearing obligations, obligations issued at a discount, cash and cash items (including receivables), and financial options, futures, forward contracts or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto; and (b) has not less than 80% of the aggregate principal amount of all of its investments, excluding cash and cash items (including receivables) and financial options, futures, forward contracts, or other similar financial instruments related to interest-bearing obligations, obligations issued at a discount or bond indexes related thereto to the extent the instruments are authorized by section 851(b) of the Code, in obligations described in N.J.S.A. 54A:6-14.

     New Jersey state and local bonds described in N.J.S.A. 54A:6-14 are obligations (1) issued by or on behalf of the State of New Jersey or any county, municipality, school or other district, agency, authority, commission, instrumentality, public corporation, body corporate and politic or political subdivision of the State of New Jersey, and (2) obligations statutorily free from state or local taxation under any New Jersey or United States laws.

     Except when acceptable investments are unavailable to the New Jersey Fund, it will maintain at least 80% of the value of its investments in debt obligations which are exempt from Federal income tax and New Jersey Gross Income Tax. The New Jersey Fund will not invest in discount obligations other than those described in N.J.S.A. 54A:6-14.

     North Carolina. Based on the current provisions of Chapter 105 of the North Carolina General Statutes and the North Carolina Administrative Code and the current administrative position of the North Carolina Department of Revenue (the "Revenue Department") as found in rules, bulletins and statements issued by the Revenue Department, shareholders of the North Carolina Fund will be subject to the tax consequences indicated below.

     Individual shareholders of the North Carolina Fund who are subject to North Carolina income taxation will not be subject to such tax on North Carolina Fund dividend distributions to the extent that such distributions represent interest on (a) direct obligations of the United States or its possessions, (b) obligations of the State of North Carolina, its political subdivisions or a commission, an authority, or another agency of the State of North Carolina or its political subdivisions, or (c) obligations of nonprofit educational institutions organized or chartered under the laws of the State of North Carolina. (All such obligations giving rise to interest exempt from North Carolina taxation are collectively referred to as "North Carolina Exempt Obligations".) Corporate shareholders of the North Carolina Fund that are subject to North Carolina income taxation will not be subject to such tax on North Carolina Fund dividend distributions to the extent of the net of (i) distributions representing interest from North Carolina Exempt Obligations, less
(ii) related expenses.

     The above exemptions from North Carolina income tax do not apply to capital gain distributions received from the North Carolina Fund, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina or its agencies or political subdivisions.

     The non-taxability of dividends paid by the North Carolina Fund to a shareholder is conditioned upon the North Carolina Fund's providing a supporting statement to the shareholder verifying the amount received by the shareholder that represents distributions on North Carolina Exempt Obligations. In the absence of a supporting statement, the total amount designated by the North Carolina Fund as exempt from tax is subject to North Carolina income tax. The North Carolina Fund will provide to the shareholders a supporting statement that meets the Revenue Department's requirements.

     Interest earned on obligations that are merely backed or guaranteed by the United States Government do not represent direct obligations of the United States or its possessions and do not qualify for exemption from North Carolina income taxation. For instance, interest income realized on obligations of the Federal National Mortgage Association and interest paid by the issuer of mortgage-backed certificates guaranteed by the Federal government, Federal agencies or corporations formed by the Federal government is not considered income from obligations of the United States and is subject to North Carolina income taxation. Also, interest paid in connection with repurchase agreements issued by banks and savings and loan associations is subject to North Carolina income taxation.

     Interest from obligations issued under the borrowing power of Puerto Rico, the Virgin Islands, Guam, a Federal Land Bank, a Federal Home Loan Bank, a Federal Intermediate Bank, Farm Home Administration, Export-Import Bank of the United States, Tennessee Valley Authority, Banks for Cooperatives, U.S. Treasury bonds, notes, bills, certificates and savings bonds, Production Credit Association, Student Loan Marketing Association, Commodity Credit Corporation, Federal Deposit Insurance Corporation, Federal Farm Credit Bank, Federal Financing Bank, Federal Savings and Loan Insurance Corporation, General Insurance Fund, United States Postal Service, Resolution Funding Corporation, or Financing Corporation (chartered by the Federal Housing Finance Board under 12 U.S.C. ss.1441) is considered to be interest from direct obligations of the United States or its possessions and is tax-exempt for North Carolina income tax purposes.

     In general, a shareholder of the North Carolina Fund who is subject to North Carolina income tax will recognize capital gains for North Carolina income tax purposes to the same extent a shareholder would for Federal income tax purposes when the North Carolina Fund makes a capital gain distribution or a shareholder redeems or exchanges shares, except that distributions of gains are exempt from North Carolina income tax to the extent attributable to the disposition of certain obligations issued before July 1, 1995 by the State of North Carolina or its agencies or political subdivisions.

     Ohio. In the opinion of Squire, Sanders & Dempsey L.L.P., Ohio tax counsel to Multi-State Insured, provided that the Ohio Fund continues to qualify as a regulated investment company for Federal income tax purposes and that at all times at least 50 percent of the value of the total assets of the Ohio Fund consists of obligations issued by or on behalf of the State of Ohio, political subdivisions thereof or agencies or instrumentalities of the State or its political subdivisions ("Ohio Obligations") or similar obligations of other states or their subdivisions, shareholders of the Ohio Fund who are otherwise subject to the Ohio personal income tax, or municipal or school district income taxes in Ohio will not be subject to such taxes on distributions with respect to shares of the Ohio Fund to the extent that such distributions are properly attributable to (1) interest on and profits made on the sale, exchange or other disposition of Ohio Obligations or (2) interest on obligations of the United States or its territories or possessions or of any authority, commission or instrumentality of the United States that is exempt from state income taxes under the laws of the United States (e.g., obligations issued by the Governments of Puerto Rico, the Virgin Islands and Guam and their authorities and municipalities) ("Federal and Possessions Obligations").

     It is further the opinion of Squire, Sanders & Dempsey L.L.P. that, subject to the proviso stated in the previous paragraph, shareholders who are otherwise subject to the Ohio corporation franchise tax will not be required to include distribution with respect to shares of the Ohio Fund in their tax base for purposes of computing such tax on the net income basis to the extent that such distributions are (1) properly attributable to interest on and profits made on the sale, exchange or other disposition of Ohio Obligations, (2) exempt-interest dividends for Federal income tax purposes, or (3) properly attributable to interest on Federal and Possessions Obligations, provided, in the case of interest Possessions Obligations, such interest is excluded from gross income for federal income tax purposes. However, shares of the Ohio Fund will be includable in a shareholder's tax base for purposes of computing the Ohio corporation franchise tax on the net worth basis. Corporate shareholders that are subject to Ohio municipal income tax will not be subject to such tax on distributions received from the Ohio Fund to the extent such distributions consist of interest on or gain from the sale, exchange, or other disposition of Ohio Obligations.

     Except when acceptable investments are unavailable to the Ohio Fund, it will maintain at least 80% of the value of its net assets in obligations that are exempt from Federal income tax and that are exempt from Ohio personal income tax and the net income base of the Ohio corporation franchise tax.

     Oregon. In the opinion of Weiss, Jensen, Ellis & Howard, Oregon tax counsel to Multi-State Insured, shareholders of the Oregon Fund who are subject to the Oregon personal income tax will not be required to include in their Oregon personal income distributions from the Oregon Fund to the extent that (1) such distributions qualify as exempt-interest dividends of a RIC under section 852(b)(5) of the Code that are attributable to interest from tax-exempt obligations of the State of Oregon or its political subdivisions or authorities;
(2) such distributions are attributable to interest from obligations issued by the territories of Guam, Puerto Rico, Samoa, Virgin Islands, or their authorities, or the Commonwealth of Puerto Rico or its authority; or (3) such distributions are attributable to interest from obligations issued by the U.S. Government, its agencies and instrumentalities and are exempted from state income tax under the laws of the United States. To the extent that distributions from the Oregon Fund are attributable to sources other than those described in the preceding sentence, such distributions will not be exempt from the Oregon personal income tax. Also, distributions that qualify as capital gain dividends under section 852(b)(3)(C) of the Code and that are includable in Federal gross income will be includable as capital gains in Oregon income of a shareholder.

     Interest on indebtedness incurred (directly or indirectly) by a shareholder of the Oregon Fund to purchase or carry shares of the Oregon Fund will not be deductible for purposes of the Oregon personal income tax.

     Shareholders of the Oregon Fund that are otherwise subject to the Oregon corporate excise tax must include in income distributions with respect to shares of the Oregon Fund.

     Pennsylvania. Individual shareholders of the Pennsylvania Fund who are otherwise subject to the Pennsylvania personal income tax will not be subject to that tax on distributions of interest by the Pennsylvania Fund that are attributable to obligations issued by Pennsylvania, public authorities, commissions, boards or agencies created by Pennsylvania, political subdivisions of Pennsylvania or public authorities created by any such political subdivision or obligations of the United States and certain qualifying agencies, instrumentalities, territories and possessions of the United States ("Exempt Obligations"). Distributions of gains on Exempt Obligations will be subject to Pennsylvania personal income taxes in the hands of shareholders who are otherwise subject to the Pennsylvania personal income tax. Distributions attributable to most other sources will not be exempt from Pennsylvania personal income tax.

     Shares of the Pennsylvania Fund that are held by individual shareholders who are Pennsylvania residents will be exempt from the Pennsylvania county personal property tax to the extent that the Pennsylvania Funds portfolio consists of Exempt Obligations on the annual assessment date. Non-residents of the Commonwealth of Pennsylvania are not subject to this tax. Individual shareholders who are residents of Allegheny County, the City of Pittsburgh or the School District of Pittsburgh, have no obligation to pay a personal property tax. Corporations are not subject to Pennsylvania personal property taxes. For shareholders who are residents of the City of Philadelphia, distributions of interest derived from Exempt Obligations are not taxable for purposes of the Philadelphia School District investment net income tax provided that the Pennsylvania Fund reports to its investors the percentage of Exempt Obligations held by it for the year. The Pennsylvania Fund will report such percentage to its shareholders.

     The Pennsylvania Department of Revenue takes the position that a regulated investment company is a separate entity under Pennsylvania corporate net income tax law and, therefore, the characteristics of income received by such company, to the extent that such income would otherwise be includable in Pennsylvania corporate taxable income, will not flow through to a corporate shareholder. However, because the Pennsylvania corporate net income tax is based upon Federal taxable income, items excluded from Federal taxable income and not required to be added to taxable income by Pennsylvania law will also be excluded from Pennsylvania corporate taxable income. Accordingly, "exempt-interest dividends," which are not required to be so added, are also excluded from the Pennsylvania corporate taxable income. Gains on Exempt Obligations are, however, subject to the corporate net income tax in the hands of a corporate shareholder. The Pennsylvania Department of Revenue also takes the position that shares of funds similar to the Pennsylvania Fund are not considered exempt assets of a corporation for the purpose of determining its capital stock value subject to the Pennsylvania capital stock and franchise taxes.

     Except when acceptable investments are unavailable to the Pennsylvania Fund, at least 80% of the value of its net assets will be maintained in debt obligations of the Commonwealth of Pennsylvania, its localities and political subdivisions, which are exempt from regular Federal income tax and Pennsylvania personal income tax and personal property taxes.

     Virginia. Individual shareholders of the Virginia Fund subject to Virginia personal income tax will not be required to include in their gross income, for Virginia personal income tax purposes, distributions made by the Virginia Fund that, without regard to any exemption from Federal income tax, are derived from interest in certain obligations for which a Virginia income tax exemption is independently provided, including, among others, obligations issued under the Virginia Public Finance Act, certain revenue bonds for transportation facilities, and obligations issued by the Virginia Housing Development Authority, the Virginia Education Loan Authority, and industrial development authorities created pursuant to the Virginia Industrial Development and Revenue Bond Act.

     In general, an individual shareholder of the Virginia Fund who is a Virginia resident will recognize capital gains for virginia income tax purposes to the same extent that he or she would for Federal income tax purposes when the Virginia Fund makes a capital gains distribution or the shareholder redeems or sells shares. In certain instances, however, legislation creating the entity issuing debt obligations expressly exempts profit on the sale of the obligation from Virginia income taxation.

     Interest on indebtedness incurred (directly or indirectly) by shareholders to purchase or carry shares of the Virginia Fund will not be deductible for Virginia income tax purposes.


                             PERFORMANCE INFORMATION

     A Fund may advertise its performance in various ways.

     Each Fund's "average annual total return" ("T") is an average annual compounded rate of return. The calculation produces an average annual total return for the number of years measured. It is the rate of return based on factors which include a hypothetical initial investment of $1,000 ("P") over a number of years ("n") with an Ending Redeemable Value ("ERV") of that investment, according to the following formula:

     T=[(ERV/P)^(1/n)]-1

     The "total return" uses the same factors, but does not average the rate of return on an annual basis. Total return is determined as follows:

     (ERV-P)/P = TOTAL RETURN

     Total return is calculated by finding the average annual change in the value of an initial $1,000 investment over the period. In calculating the ending redeemable value for Class A shares, each Fund will deduct the maximum sales charge of 6.25% (as a percentage of the offering price) from the initial $1,000 payment and, for Class B shares, the applicable CDSC imposed on a redemption of Class B shares held for the period is deducted. All dividends and other distributions are assumed to have been reinvested at net asset value on the initial investment ("P").

     Return information may be useful to investors in reviewing a Fund's performance. However, certain factors should be taken into account before using this information as a basis for comparison with alternative investments. No adjustment is made for taxes payable on distributions. Return will fluctuate over time and return for any given past period is not an indication or representation by a Fund of future rates of return on its shares. At times, the Adviser may reduce its compensation or assume expenses of a Fund in order to reduce the Fund's expenses. Any such waiver or reimbursement would increase the Fund's return during the period of the waiver or reimbursement.

     Average annual return and total return computed at the public offering price (maximum sales charge for Class A shares and applicable CDSC for Class B shares) for the periods ended December 31, 1997 are set forth in the tables below:

AVERAGE ANNUAL TOTAL RETURN(1)

                                        One Year              Five Years            Ten Years           Life of Fund
                                  -------------------    ------------------    ------------------  ----------------------
                                  Class A     Class B    Class A    Class B     Class A   Class B  Class A(2)  Class B(3)
                                  -------     -------    -------    -------    -------    -------  ----------  ----------
New York Insured                   (1.07)%     (3.16)%      4.62%      N/A        6.79%      N/A       N/A       6.76%
Arizona Fund                       (2.48)      (4.36)       6.39       N/A         N/A       N/A       7.24%     8.25
California Fund                    (2.84)      (4.36)       6.07       N/A        8.11       N/A       N/A.      8.41
Colorado Fund                      (2.56)      (4.55)       6.39       N/A         N/A       N/A       6.86      8.60
Connecticut Fund                   (1.95)      (3.95)       5.63       N/A         N/A       N/A       6.57      7.70
Florida Fund                       (2.38)      (4.38)       6.30       N/A         N/A       N/A       7.32      8.41
Georgia Fund                       (3.09)      (5.07)       6.85       N/A         N/A       N/A       6.86      8.62
Maryland Fund                      (2.73)      (4.81)       6.18       N/A         N/A       N/A       7.02      8.13
Massachusetts Fund                 (1.54)      (3.41)       5.35       N/A        7.83       N/A       N/A       7.37
Michigan Fund                      (2.52)      (4.54)       5.94       N/A        8.28       N/A       N/A       7.96
Minnesota Fund                     (1.80)      (3.71)       4.99       N/A        7.28       N/A       N/A       7.26
Missouri Fund                      (2.60)      (4.60)       6.23       N/A         N/A       N/A       6.53      8.41
New Jersey Fund                    (1.56)      (3.56)       5.35       N/A         N/A       N/A       7.23      7.17
North Carolina Fund                (2.70)      (4.71)       6.15       N/A         N/A       N/A       6.17      8.50
Ohio Fund                          (1.87)      (3.73)       5.80       N/A        8.23       N/A       N/A       7.94
Oregon Fund                        (3.09)      (5.03)       5.90       N/A         N/A       N/A       6.00      8.41
Pennsylvania Fund                  (2.33)      (4.23)       6.02       N/A         N/A       N/A       7.15      8.20
Virginia Fund                      (2.21)      (4.19)       5.68       N/A         N/A       N/A       7.87      7.90

----------
(1) All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the Fund's maximum sales charge was 6.90%. Prior to January 29, 1989 the Fund's maximum sales charge was 7.25%. Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for the Funds are as follows: Arizona Fund -- November 1, 1990; California Fund --February 23, 1987; Colorado Fund, Missouri Fund, North Carolina Fund and Oregon Fund -- May 4, 1992; Connecticut Fund and Maryland Fund -- October 8, 1990; Florida Fund -- October 5, 1990; Georgia Fund -- May 1, 1992; Massachusetts Fund, Michigan Fund, Minnesota Fund and Ohio Fund -- January 1, 1987; New Jersey Fund -- September 13, 1988; Pennsylvania Fund and Virginia Fund -- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995.

TOTAL RETURN(1)

                                        One Year              Five Years            Ten Years           Life of Fund
                                  -------------------    ------------------    ------------------  ----------------------
                                  Class A     Class B    Class A    Class B     Class A   Class B  Class A(2)  Class B(3)
                                  -------     -------    -------    -------    -------    -------  ----------  ----------
New York Insured                   (1.07)      (3.16)      25.33%      N/A       92.80%      N/A       N/A        21.45%
Arizona Fund                       (2.48)      (4.36)      26.31       N/A        N/A        N/A      65.02%      26.55
California Fund                    (2.84)      (4.79)      34.23       N/A       118.16      N/A       N/A        27.09
Colorado Fund                      (2.56)      (4.55)      36.33       N/A        N/A        N/A      45.70       27.76
Connecticut Fund                   (1.95)      (3.95)      31.47       N/A        N/A        N/A      18.51       24.64
Florida Fund                       (2.38)      (4.38)      35.74       N/A        N/A        N/A      66.84       27.11
Georgia Fund                       (3.09)      (5.07)      39.30       N/A        N/A        N/A      45.65       27.85
Maryland Fund                      (2.73)      (4.81)      34.95       N/A        N/A        N/A      63.36       26.11
Massachusetts Fund                 (1.54)      (3.41)      29.75       N/A      112.51       N/A       N/A        23.51
Michigan Fund                      (2.52)      (4.54)      33.44       N/A      121.48       N/A       N/A        25.54
Minnesota Fund                     (1.80)      (3.71)      27.58       N/A      101.90       N/A       N/A        23.15
Missouri Fund                      (2.60)      (4.60)      35.31       N/A        N/A        N/A      43.12       27.12
New Jersey Fund                    (1.56)      (3.56)      29.76       N/A        N/A        N/A      91.36       22.83
North Carolina Fund                (2.70)      (4.71)      34.77       N/A        N/A        N/A      40.46       27.43
Ohio Fund                          (1.87)      (3.73)      32.60       N/A      120.48       N/A       N/A        25.47
Oregon Fund                        (3.09)      (5.03)      33.21       N/A        N/A        N/A      39.14       27.10
Pennsylvania Fund                  (2.33)      (4.23)      33.95       N/A        N/A        N/A      69.87       26.36
Virginia Fund                      (2.21)      (4.19)      31.85       N/A        N/A        N/A      67.73       25.32

     Average annual total return and total return may also be based on investment at reduced sales charge levels or at net asset value. Any quotation of return not reflecting the maximum sales charge will be greater than if the maximum sales charge were used. Average annual total return and total return computed at net asset value for the periods ended December 31, 1996 are set forth in the tables below.

----------
(1) All average annual total return figures reflect the maximum sales charge of 6.25%. Prior to July 1, 1993, the Fund's maximum sales charge was 6.90%. Prior to January 29, 1989 the Fund's maximum sales charge was 7.25%. Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for the Funds are as follows: Arizona Fund -- November 1, 1990; California Fund --February 23, 1987; Colorado Fund, Missouri Fund, North Carolina Fund and Oregon Fund -- May 4, 1992; Connecticut Fund and Maryland Fund -- October 8, 1990; Florida Fund -- October 5, 1990; Georgia Fund -- May 1, 1992; Massachusetts Fund, Michigan Fund, Minnesota Fund and Ohio Fund -- January 1, 1987; New Jersey Fund -- September 13, 1988; Pennsylvania Fund and Virginia Fund -- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995.

AVERAGE ANNUAL TOTAL RETURN(1)

                                       One Year              Five Years            Ten Years           Life of Fund
                                  -------------------    ------------------    ------------------   ---------------------
                                  Class A Class B Class A Class B Class A Class
B Class A(2) Class B(3)
                                  -------     -------    -------    -------    -------    -------   ---------- ----------
New York Insured                     7.82%      7.16%       5.97%      N/A        7.48%      N/A       N/A       7.64%
Arizona Fund                         9.28       8.36        7.78       N/A        N/A        N/A       8.20      9.11
California Fund                      9.66       8.79        7.44       N/A        8.81       N/A       N/A       9.26
Colorado Fund                        9.37       8.55        7.78       N/A        N/A        N/A       8.08      9.45
Connecticut Fund                     8.77       7.95        6.99       N/A        N/A        N/A       7.52      8.56
Florida Fund                         9.18       8.38        7.68       N/A        N/A        N/A       8.28      9.27
Georgia Fund                        10.00       9.07        8.24       N/A        N/A        N/A       8.07      9.48
Maryland Fund                        9.59       8.81        7.56       N/A        N/A        N/A       7.97      8.99
Massachusetts Fund                   8.27       7.41        6.71       N/A        8.53       N/A       N/A       8.24
Michigan Fund                        9.37       8.54        7.32       N/A        8.98       N/A       N/A       8.82
Minnesota Fund                       8.57       7.71        6.35       N/A        7.98       N/A       N/A       8.14
Missouri Fund                        9.44       8.60        7.61       N/A        N/A        N/A       7.74      9.27
New Jersey Fund                      8.36       7.56        6.71       N/A        N/A        N/A       7.97      8.04
North Carolina Fund                  9.56       8.71        7.53       N/A        N/A        N/A       7.38      9.36
Ohio Fund                            8.64       7.73        7.18       N/A        8.93       N/A       N/A       8.80
Oregon Fund                          9.97       9.03        7.28       N/A        N/A        N/A       7.20      9.26
Pennsylvania Fund                    9.14       8.23        7.40       N/A        N/A        N/A       8.04      9.06
Virginia Fund                        9.03       8.19        6.98       N/A        N/A        N/A       7.78      8.76

-----------------------
(1) Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for the Funds are as follows: Arizona Fund -- November 1, 1990; California Fund --February 23, 1987; Colorado Fund, Missouri Fund, North Carolina Fund and Oregon Fund -- May 4, 1992; Connecticut Fund and Maryland Fund -- October 8, 1990; Florida Fund -- October 5, 1990; Georgia Fund -- May 1, 1992; Massachusetts Fund, Michigan Fund, Minnesota Fund and Ohio Fund -- January 1, 1987; New Jersey Fund -- September 13, 1988; Pennsylvania Fund and Virginia Fund -- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995.

TOTAL RETURN(1)

                                       One Year              Five Years            Ten Years           Life of Fund
                                  -------------------    ------------------    ------------------  ----------------------
                                  Class A Class B Class A Class B Class A Class
B Class A(2) Class B(3)
                                  -------     -------    -------    -------    -------    -------  ----------  ----------
New York Insured                     7.28%      7.16%      33.66%     N/A       105.69%     N/A       N/A       24.45%
Arizona Fund                         9.28       8.36       45.46      N/A        N/A        N/A       75.96%    29.55
California Fund                      9.66       8.79       43.15      N/A       132.67      N/A       N/A       30.09
Colorado Fund                        9.37       8.55       45.47      N/A        N/A        N/A       55.34     30.76
Connecticut Fund                     8.77       7.95       40.20      N/A        N/A        N/A       69.01     27.64
Florida Fund                         9.18       8.38       44.76      N/A        N/A        N/A       77.91     30.11
Georgia Fund                        10.00       9.07       48.56      N/A        N/A        N/A       55.29     30.85
Maryland Fund                        9.59       8.81       43.97      N/A        N/A        N/A       74.18     29.12
Massachusetts Fund                   8.27       7.41       38.39      N/A       126.74      N/A       N/A       26.51
Michigan Fund                        9.37       8.54       42.38      N/A       136.24      N/A       N/A       28.55
Minnesota Fund                       8.57       7.71       36.04      N/A       115.43      N/A       N/A       26.15
Missouri Fund                        9.44       8.60       44.33      N/A        N/A        N/A       52.62     30.12
New Jersey Fund                      8.36       7.56       38.37      N/A        N/A        N/A      104.09     25.83
North Carolina Fund                  9.56       8.71       43.78      N/A        N/A        N/A       49.76     30.43
Ohio Fund                            8.64       7.73       41.42      N/A       135.26      N/A       N/A       28.47
Oregon Fund                          9.97       9.03       42.07      N/A        N/A        N/A       48.35     30.10
Pennsylvania Fund                    9.14       8.23       42.91      N/A        N/A        N/A       81.12     29.37
Virginia Fund                        9.03       8.19       40.12      N/A        N/A        N/A       78.86     28.32

     Yield is presented for a specified thirty-day period ("base period"). Yield is based on the amount determined by (i) calculating the aggregate amount of dividends and interest earned by a Fund during the base period less expenses accrued for that period (net of reimbursement), and (ii) dividing that amount by the product of (A) the average daily number of shares of the Fund outstanding during the base period and entitled to receive dividends and (B) the per share maximum public offering price for Class A shares or the net asset value for Class B shares of the Fund on the last day of the base period. The result is annualized by compounding on a semi-annual basis to determine the Fund's yield. For this calculation, interest earned on debt obligations held by the Fund is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMA Certificates, based on cost). Dividends on equity securities are accrued daily at their estimated stated dividend rates.

-----------------------
(1) Certain expenses of Multi-State Insured have been waived or reimbursed from commencement of operations through December 31, 1997. Accordingly, return figures are higher than they would have been had such expenses not been waived or reimbursed.

(2) The inception dates for the Funds are as follows: Arizona Fund -- November 1, 1990; California Fund --February 23, 1987; Colorado Fund, Missouri Fund, North Carolina Fund and Oregon Fund -- May 4, 1992; Connecticut Fund and Maryland Fund -- October 8, 1990; Florida Fund -- October 5, 1990; Georgia Fund -- May 1, 1992; Massachusetts Fund, Michigan Fund, Minnesota Fund and Ohio Fund -- January 1, 1987; New Jersey Fund -- September 13, 1988; Pennsylvania Fund and Virginia Fund -- April 30, 1990.

(3) The commencement of offering of Class B shares is January 12, 1995.

     Tax-equivalent yield during the base period may be presented in one or more stated tax brackets. Tax-equivalent yield is calculated by adjusting a Fund's tax-exempt yield by a factor designed to show the approximate yield that a taxable investment would have to earn to produce an after-tax yield equal to the Fund's tax-exempt yield.

     To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for Federal tax purposes), shareholders may use the following formula:

            Tax Free Yield
            --------------
                         = Taxable Equivalent Yield
         1 - Your Tax Bracket

     To calculate a taxable bond yield which is equivalent to a tax-exempt bond yield (for state and Federal tax purposes), shareholders may use the following formula:

                Tax Free Yield
                --------------
                              = Taxable Equivalent Yield
      1 - [[(1-Your Federal Tax Bracket)
         x State Rate]
      + Your Federal Tax Bracket]


     The yield and tax-equivalent yield for the thirty days ended December 31, 1997 (assuming a Federal tax rate of 28% as well as the maximum rate for the appropriate state) is shown below. During this period, certain expenses of Multi-State Insured have been waived or reimbursed. Accordingly, yield and tax-exempt yield figures are higher than they would have been had such expenses not been waived or reimbursed. During this period, the maximum Federal tax rate was 39.6%.

                                         Yield             Tax-Equivalent Yield
                                   ----------------        ---------------------
                                   Class A  Class B          Class A    Class B
                                   Shares    Shares          Shares     Shares
                                   ------    ------          ------     ------
    New York Insured                 3.32%     2.85%           5.61%      4.82%
    Arizona Fund                     4.21      3.69            6.97       6.11
    California Fund                  4.24      3.79            7.44       5.99
    Colorado Fund                    4.30      3.80            7.07       6.25
    Connecticut Fund                 3.94      3.42            6.45       5.60
    Florida Fund                     3.76      3.23            5.88       5.05
    Georgia Fund                     4.33      3.84            7.20       6.38
    Maryland Fund                    4.29      3.79            7.06       6.30
    Massachusetts Fund               3.86      3.33            6.85       5.91
    Michigan Fund                    3.80      3.27            6.21       5.34
    Minnesota Fund                   4.33      3.84            7.39       6.56
    Missouri Fund                    4.35      3.86            7.23       6.42
    New Jersey Fund                  3.95      3.42            6.61       5.72
    North Carolina Fund              4.28      3.79            7.25       6.42
    Ohio Fund                        4.15      3.64            7.01       6.15
    Oregon Fund                      4.12      3.62            7.07       6.22
    Pennsylvania Fund                3.97      3.44            6.38       5.53
    Virginia Fund                    3.80      3.27            6.30       5.42

     The distribution rate for each Fund is presented for a twelve-month period. It is calculated by adding the dividends for the last twelve months and dividing the sum by that Fund's offering price per share at the end of that period. The distribution rate is also calculated by using a Fund's net asset value. Distribution rate calculations do not include capital gain distributions, if any, paid. The distribution rate for each Fund's Class A shares for the twelve-month period ended December 31, 1997 calculated using both offering price and net asset value is shown below. The distribution rate for each Fund's Class B shares for the twelve-month period ended December 31, 1997 calculated using net asset value is also shown below. During these periods certain expenses of Multi-State Insured were waived or reimbursed. Accordingly, distribution rates are higher than they would have been if such expenses had not been waived or reimbursed.

                                       CLASS A SHARES
                            Distribution Rate Calculated Using                 CLASS B SHARES
                            -----------------------------------         Distribution Rate Calculated
                             Offering Price   Net Asset Value              Using Net Asset Value
                             --------------   ---------------           -----------------------------
 New York Insured                  4.47%           4.76%                           4.09%
 Arizona Fund                      4.59            4.90                            4.13
 California Fund                   4.41            4.70                            3.92
 Colorado Fund                     4.59            4.90                            4.16
 Connecticut Fund                  4.37            4.66                            3.92
 Florida Fund                      4.29            4.58                            3.79
 Georgia Fund                      4.55            4.85                            4.10
 Maryland Fund                     4.54            4.85                            4.07
 Massachusetts Fund                4.63            4.94                            4.16
 Michigan Fund                     4.37            4.66                            3.92
 Minnesota Fund                    4.83            5.15                            4.38
 Missouri Fund                     4.68            4.99                            4.23
 New Jersey Fund                   4.43            4.73                            3.99
 North Carolina Fund               4.42            4.72                            3.96
 Ohio Fund                         4.47            4.77                            4.02
 Oregon Fund                       4.35            4.64                            3.89
 Pennsylvania Fund                 4.40            4.70                            3.94
 Virginia Fund                     4.38            4.67                            3.91

     A Fund may include in advertisements and sales literature, information, examples and statistics that illustrate the effect of taxable versus tax-free compounding income at a fixed rate of return to demonstrate the growth of an investment over a stated period of time resulting from the payment of dividends and capital gains distributions in additional shares. The examples used will be for illustrative purposes only and are not representations by any Fund of past or future yield or return. Examples of typical graphs and charts depicting such historical performance, compounding and hypothetical returns are included in Appendix D.

     From time to time, in reports and promotional literature, the Fund may compare their performance to, or cite the historical performance of, U.S. Treasury bills, notes and bonds, or indices of broad groups of unmanaged securities considered to be representative of, or similar to, the Fund's portfolio holdings, such as:

     Lipper Analytical Services, Inc. ("Lipper") is a widely-recognized independent service that monitors and ranks the performance of regulated investment companies. The Lipper performance analysis includes the reinvestment of capital gain distributions and income dividends but does not take sales charges into consideration. The method of calculating total return data on indices utilizes actual dividends on ex-dividend dates accumulated for the quarter and reinvested at quarter end.

     Morningstar Mutual Funds ("Morningstar"), a semi-monthly publication of Morningstar, Inc. Morningstar proprietary ratings reflect historical risk-adjusted performance and are subject to change every month. Funds with at least three years of performance history are assigned ratings from one star (lowest) to five stars (highest). Morningstar ratings are calculated from the Fund's three-, five-, and ten-year average annual returns (when available) and a risk factor that reflects fund performance relative to three-month Treasury bill monthly returns. Fund's returns are adjusted for fees and sales loads. Ten percent of the funds in an investment category receive five stars, 22.5% receive four stars, 35% receive three stars, 22.5% receive two stars, and the bottom 10% receive one star.

     Salomon Brothers Inc., "Market Performance," a monthly publication which tracks principal return, total return and yield on the Salomon Brothers Broad Investment-Grade Bond Index and the components of the Index.

     Merrill Lynch, Pierce, Fenner & Smith, Inc., "Taxable Bond Indices," a monthly corporate government index publication which lists principal, coupon and total return on over 100 different taxable bond indices which Merrill Lynch tracks. They also list the par weighted characteristics of each Index.

     Lehman Brothers, Inc., "The Bond Market Report," a monthly publication which tracks principal, coupon and total return on the Lehman Govt./Corp. Index and Lehman Aggregate Bond Index, as well as all the components of these Indices.

     The Consumer Price Index, prepared by the U.S. Bureau of Labor Statistics, is a commonly used measure of inflation. The Index shows changes in the cost of selected consumer goods and does not represent a return on an investment vehicle.

     From time to time, in reports and promotional literature, performance rankings and ratings reported periodically in national financial publications such as MONEY, FORBES, BUSINESS WEEK, BARRON'S, FINANCIAL TIMES and FORTUNE may also be used. In addition, quotations from articles and performance ratings and ratings appearing in daily newspaper publications such as THE WALL STREET JOURNAL, THE NEW YORK TIMES and NEW YORK DAILY NEWS may be cited.

                               GENERAL INFORMATION

     Audits And Reports. The accounts of the Funds are audited twice a year by Tait, Weller & Baker, independent certified public accountants, 8 Penn Center Plaza, Philadelphia, PA, 19103. Shareholders of each Fund receive semi-annual and annual reports, including audited financial statements, and a list of securities owned.


     Transfer Agent. Administrative Data Management Corp., 581 Main Street, Woodbridge, NJ 07095-1198, an affiliate of FIMCO and FIC, acts as transfer agent for the Funds and as redemption agent for regular redemptions. The fees charged to each Fund by the Transfer Agent are $5.00 to open an account; $3.00 for each certificate issued; $.75 per account per month; $10.00 for each legal transfer of shares; $.45 per account per dividend declared; $5.00 for each exchange of shares into a Fund; $5.00 for each partial withdrawal or complete liquidation; $1.00 for each Systematic Withdrawal Plan check;

$4.00 for each shareholder services call; $20.00 for each item of correspondence; and $1.00 per account per report required by any governmental authority. Additional fees charged to the Funds by the Transfer Agent are assumed by the Underwriter. The Transfer Agent reserves the right to change the fees on prior notice to the Funds. Upon request from shareholders, the Transfer Agent will provide an account history. For account histories covering the most recent three year period, there is no charge. The Transfer Agent charges a $5.00 administrative fee for each account history covering the period 1983 through 1994 and $10.00 per year for each account history covering the period 1974 through 1982. Account histories prior to 1974 will not be provided. If any communication from the Transfer Agent to a shareholder is returned from the U.S. Postal Service marked as "Undeliverable" two consecutive times, the Transfer Agent will cease sending any further materials to the shareholder until the Transfer Agent is provided with a correct address. Efforts to locate a shareholder will be conducted in accordance with SEC rules and regulations prior to escheatment of funds to the appropriate state treasury. The Transfer Agent may deduct the costs of its efforts to locate a shareholder from the shareholder's account. These costs may include a percentage of the account if a search company charges such a fee in exchange for its location services. The Transfer Agent is not responsible for any fees that states and/or their representatives may charge for processing the return of funds to investors whose funds have been escheated. The Transfer Agent's telephone number is 1-800-423-4026.

     The following sets forth transfer agent fees and expenses paid to the Transfer Agent for each Fund for the fiscal year ended December 31, 1997: New York Insured-$143,803; Arizona Fund-$7,159; California Fund-$9,282; Colorado Fund-$4,964; Connecticut Fund-$14,242; Florida Fund-$14,964; Georgia Fund-$3,155; Maryland Fund-$4,382; Massachusetts Fund-$18,899; Michigan Fund-$24,506; Minnesota Fund-$6,883; Missouri Fund-$2,224; New Jersey Fund-$35,650; North Carolina Fund-$2,606; Ohio Fund-$17,059; Oregon Fund-$11,764; Pennsylvania Fund-$26,068; and Virginia Fund-$18,302.

     5% Shareholders. As of April 1, 1998, the following owned of record or beneficially 5% or more of the outstanding Class A shares of each of the Funds listed below:

Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
Colorado Fund                                 5.0               Kenneth Irvin Perry and Dorothy D. Perry
                                                                28 Blackfoot Trail
                                                                South Fork, CO  81154

Connecticut Fund                              6.4               Henry L. Fuqua
                                                                94 Granby Street
                                                                Bloomfield, CT  06002

Georgia Fund                                  5.4               Evelyn Fesperman
                                                                2699 Caladium Drive
                                                                Atlanta, GA  30345

                                              9.9               Barbara D. Nalley
                                                                1984 Old Alpharetta Road
                                                                Cumming, GA  30131



Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
                                              5.1               Frank T. Nelson
                                                                7325 Zebulon Road
                                                                Macon, GA  31220


Maryland Fund                                 6.2               Dallas E. Polek
                                                                539 Wyngate Road "Timonium"
                                                                Timonium, MD  21093

Missouri Fund                                17.5               Virginia Allen Hess
                                                                4545 Wornall Road
                                                                Kansas City, MO  64111-3215

     As of April 1, 1998 the following owned of record or beneficially 5% or more of the outstanding Class B shares of each of the Funds listed below:

Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
New York Insured                               5.3              Rosalie Lamet
                                                                845 West End Avenue
                                                                New York, NY  10025-4918

                                               5.3              Issac Lamet
                                                                845 West End Avenue
                                                                New York, NY  10025-4918

                                               5.1              Louis J. Ciocca
                                                                2723 Barnes Avenue
                                                                Bronx, NY  10467

                                               5.6              Evelyn Stivale
                                                                2519 Matthews Avenue
                                                                Bronx, NY  10467

Arizona Fund                                   5.4              Lillian Smith Apple
                                                                1030 Scott Drive
                                                                Apt. 206
                                                                Prescott, AZ  86301

                                              10.4              Murilyn H. Racine
                                                                15606 S. Gilbert, #99
                                                                Chandler, AZ  85225

                                               6.1              Ralph Roethler
                                                                1813 Camino Pradera
                                                                Yuma, AZ  85364



Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
                                               9.7              Catherine T. McAllister
                                                                1475 s. 46th Avenue
                                                                Yuma, AZ  85364

                                               5.0              Delmar O. Randall
                                                                8043 N. Firethorn
                                                                Tucson, AZ  85741

                                              15.2              Gladys A. Moum
                                                                10330 W. Thunderbird Blvd.
                                                                Apt. #C104

                                                                Sun City, AZ  85351
                                              17.5              Sebastian B. Bosco & Rita C. Bosco
                                                                215 N. Power Road, #165
                                                                Mesa, AZ  85205

                                              22.6              Calvin D. Hodgeson & Janet A. Hodgeson
                                                                7125 E. Luana Place
                                                                Tucson, AZ  85710

California Fund                                5.3              Bock Chew Chan & Mary Chan
                                                                2247 34th Street
                                                                San Francisco, CA  94116

                                               6.9              George L. Coale & Marjorie Cole
                                                                4428 Radcliff Lane
                                                                Santa Maria,  CA 93455

                                               5.0              Minnie Barban & Phllis R. Gurwitz
                                                                3317 Tice Creek Drive, #7
                                                                Walnut Creek, CA  94595

                                              11.8              Colleen C. O'Hara
                                                                P.O. Box 299
                                                                Oceanside, CA  92049

Colorado Fund                                  8.4              Louis P. Barrientos & Helen B. Barrientos
                                                                2866 Caulkins Pl.
                                                                Broomfield, CO  80020

                                              19.3              Marion Fischel
                                                                6690B E Bayaud Avenue
                                                                Denver, CO  80224



Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
                                              14.4              Fritz T. Kent & Jerold D. Kent
                                                                12140 W. 32 NE Drive
                                                                Wheat Ridge, CO  80033

                                              12.8              R2H, LLP
                                                                3131 E. Alameda Avenue, #602
                                                                Denver, CO  80209

Connecticut Fund                               7.0              Lucille P. Gee
                                                                115 Vernon St.
                                                                Manchester, CT  06040

                                               7.3              Gustave W. Peschell
                                                                85 Fairchild Road
                                                                Stratford, CT  06497

                                               5.4              Sarah B. Tyson
                                                                174 Towne House Road
                                                                Hamden, CT  06514

Florida Fund                                   9.2              Lamaris S. Hill
                                                                1946 Palo Alto Avenue
                                                                Lady Lake, FL  32159

                                               6.1              Margie B. McAfee
                                                                150 Islander Court, #149L
                                                                Longwood, FL  32750

                                               6.0              Constance H. Brown
                                                                4527 Sanderling Circle West
                                                                Boynton Beach, FL  33436

                                               6.4              Geraldine O. Jordan
                                                                7401 SW 9th Street
                                                                Plantation, FL  33317

                                              23.0              Julia F. Meyers
                                                                7930 Ascot Place
                                                                Vero Beach, FL  32966

Georgia Fund                                  16.6              Geraldyne P. Miller
                                                                3357 Collier Court N.W.
                                                                Atlanta, GA  30331

                                              14.0              Emma G. Burroughs
                                                                3631 Nassau Drive
                                                                Augusta, GA  30909



Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
                                               5.7              Elisha A. Shephard
                                                                225 Little Vine Road
                                                                Bremen, GA  30110

                                              15.9              Betty S. Cabaniss
                                                                1001 Clifton Road N.E.
                                                                Atlanta, GA  30307-1227

                                              14.0              Allen Vegotsky
                                                                2215 Greencrest Drive
                                                                Atlanta, GA  30345

                                               5.2              Audrey H. Long
                                                                1430 Pineview Circle
                                                                Douglasville, GA  30331

                                              13.0              Ruby S. Wright
                                                                4737 Canton Road
                                                                Marietta, GA  30066

Maryland Fund                                  6.9              David B. Lloyd
                                                                65 Wood Duck Drive
                                                                Berlin, MD  21811

                                              10.6              John J. Bannon & Elizabeth M. Bannon
                                                                17833 Cliffbourne Lane
                                                                Derwood, MD  20855

                                              12.8              Sylvia Gordon
                                                                8100 Connecticut Avenue
                                                                Chevy Chase, MD  20815

                                               7.0              H. Douglas New & E. Irene New
                                                                6600 GI GI Drive
                                                                Woodbine, MD  21797

                                               8.0              June A. Reed
                                                                995 Wayson Way
                                                                Davidsonville, MD  21797

                                              16.2              Frank B. Moore
                                                                699 Warburton Road
                                                                Elkton, MD  21921

                                              11.3              Rita D. McCarthy
                                                                507 Coover Road
                                                                Annapolis, MD  21401



Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
Massachusetts Fund                            15.5              Aurora Graca
                                                                141 Queen Drive
                                                                West Wareham, MA  02576

                                               7.8              John Bannish
                                                                431 Hillside Road
                                                                Southwick, MA 01077

                                               5.2              Barbara S. Shapiro & Daniel M. Flieshman
                                                                11 Jean Road
                                                                Lexington, MA  02173-6829

                                               5.6              Kenneth Gray & Anne Gray
                                                                31 Whittmore Road
                                                                Framingham, MA  01701

                                              23.5              Paul A. D'Oliveira
                                                                2540 Pawtucket Avenue
                                                                East Providence, RI  02915

Michigan Fund                                 20.9              Lillian Thill, Nannet M. Brennan
                                                                  & Mary Lynn Quilling
                                                                26962 Franklin Terrace Apartments
                                                                Southfield, MI 48034

Missouri Fund                                  8.6              Josephine M. Barrale & I. Charles Barrale
                                                                608 Packford Drive
                                                                Chesterfield, MO  63017

                                               9.9              Ray A. Powell
                                                                3315 Gillham Road
                                                                Kansas City, MO  64109

New Jersey Fund                               10.6              Merrill William Yeager
                                                                1411 Thomas Street
                                                                Point Pleasant, NJ 08742-3959

                                               9.4              David Weber & Marion R. Weber
                                                                42 Pleasant Avenue
                                                                Passaic, NJ  07055-2449

                                              15.9              Helen Bodnar
                                                                17 B Aldrich Drive
                                                                Edison, NJ  08837-3305



Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
                                               6.3              James Lombardo
                                                                15 Webster Avenue
                                                                Paterson, NJ  07501

North Carolina Fund                           10.3              Frances Freeman Bracy
                                                                P.O. Box 292 106 Edgewood Drive
                                                                Ahoskie, NC 27910

                                               9.9              Martha D. Sachs
                                                                48 N Rugby Drive
                                                                Hendersonville, NC  28791

                                              12.8              Victor Quinn Hambright
                                                                1030 Edgehill Road
                                                                Charlotte, NC  28207

Ohio Fund                                     11.4              Leroy W. Gagle
                                                                353 Southwood Drive
                                                                Perrysburg, OH  43551

                                               7.8              James R. Hunkler
                                                                887 West 8th Avenue
                                                                Columbus, OH  43212

Oregon Fund                                   13.5              John E. Laney & Helen M. Laney
                                                                14315 S.W. Stallion Drive
                                                                Beaverton, OR  97008

                                               9.6              James M. Hogan
                                                                Rt. 1 Box 917A
                                                                Astoria, OR  97103

                                               7.4              Ned E. Wagner & Shirley J. Wagner
                                                                13825 S.W. 22nd Street
                                                                Beaverton, OR  97008

                                               5.6              Conrad Krening
                                                                6954 S.E. Ranada Street
                                                                Milwaukie, OR  97267

                                               6.0              Donald L. Phillips Sr. & Karen A. Phillips
                                                                18729 S. Lyons
                                                                Oregon City, OR  97045-9623

                                               7.4              Karleen H. Itsher
                                                                19488 S. Red House Road
                                                                Molalla, OR  97038



Fund                                     % of Shares            Shareholder
----                                     -----------            -----------
                                              11.4              Mabel Kelsey
                                                                8535 SW Cecelia Terrace
                                                                Portland, OR  97223

Pennsylvania Fund                              5.0              Harrison W. Snyder
                                                                RD 4 Box 313
                                                                Hungtingdon, PA 16652

                                               5.5              Ruth R. Patterson
                                                                5713 Osage Avenue
                                                                Philadelphia, PA  19143

                                               6.1              Peter Hesbacher
                                                                Suite 235
                                                                1933 Highway 35
                                                                Wall, NJ  07719

Virginia Fund                                 14.6              Una H. Harris
                                                                P.O. Box 28
                                                                Boydton, VA  23917-0028

                                               5.8              Walter Lilkendey & Christine Lilkendey
                                                                1304 Cumberland Drive
                                                                Harrisonburg, VA  22801

                                               5.1              William C. Voorhees & Jean Carol Conway
                                                                7262 Fairview Drive
                                                                Mechanicsville, VA  23111

                                               8.4              Saundra G. Taylor
                                                                Rt. 1 Box 450 A
                                                                Aylett, VA  23009

                                               9.6              John W. Bunting III
                                                                328 Bunting Point Road
                                                                Yorktown, VA  23693

                                               5.3              Armonia H. Taylor-Wright
                                                                1213 Kemper Road
                                                                Danville, VA  24541


     Trading by Portfolio Managers and Other Access Persons. Pursuant to Section 17(j) of the 1940 Act and Rule 17j-1 thereunder, each Tax Free Fund and the Adviser have adopted Codes of Ethics restricting personal securities trading by portfolio managers and other access persons of the Funds. Among other things, such persons, except the Directors or Trustees: (a) must have all non-exempt trades pre-cleared; (b) are restricted from short-term trading; (c) must provide duplicate statements and transactions confirmations to a compliance officer; and
(d) are prohibited from purchasing securities of initial public offerings.


     Shareholder Liability. Multi-State Insured is organized as an entity known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable for the obligations of Multi-State Insured. The Declaration of Trust however, contains an express disclaimer of shareholder liability for acts or obligations of Multi-State Insured and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by Multi-State Insured or its Trustees. The Declaration of Trust provides for indemnification out of the property of Multi-State Insured of any shareholder held personally liable for the obligations of Multi-State Insured. The Declaration of Trust also provides that Multi-State Insured shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of Multi-State Insured and satisfy any judgment thereon. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which Multi-State Insured itself would be unable to meet its obligations. The Adviser believes that, in view of the above, the risk of personal liability to shareholders is immaterial and extremely remote. The Declaration of Trust further provides that Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. Multi-State Insured may have an obligation to indemnify its Trustees and officers with respect to litigation.


                                   APPENDIX A
                      DESCRIPTION OF MUNICIPAL BOND RATINGS

STANDARD & POOR'S RATINGS GROUP

     The ratings are based on current information furnished by the issuer or obtained by S&P from other sources it considers reliable. S&P does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     The ratings are based, in varying degrees, on the following considerations:

     1. Likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;

     2.   Nature of and provisions of the obligation;

     3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     AAA Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

     AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

     A Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

     BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

     BB, B, CCC, CC, C Debt rated "BB," "B," "CCC," "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     BB Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

     B Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

     CCC Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

     CC The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

     C The rating "C" typically is applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

     CI The rating "CI" is reserved for income bonds on which no interest is being paid.

     D Debt rated "D" is in payment default. The "D" rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

     Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

MOODY'S INVESTORS SERVICE, INC.

     Aaa Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat greater than the Aaa securities.

     A Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa Bonds which are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

     Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.


                                   APPENDIX B
                      DESCRIPTION OF MUNICIPAL NOTE RATINGS

STANDARD & POOR'S RATINGS GROUP

     S&P's note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in 3 years or less will likely receive a note rating. Notes maturing beyond 3 years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

      - Amortization schedule (the larger the final maturity relative to other maturities the more likely it will be treated as a note).

     - Source of Payment (the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note).

     Note rating symbols are as follows:

     SP-1 Very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.


MOODY'S INVESTORS SERVICE, INC.

     Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the difference between short-term credit risk and long-term risk.

     MIG-1. Loans bearing this designation are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both.


                                   APPENDIX C
                     DESCRIPTION OF COMMERCIAL PAPER RATINGS

STANDARD & POOR'S RATINGS GROUP

     S&P's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from "A-1" for the highest quality obligations to "D" for the lowest.

     A-1 This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

MOODY'S INVESTORS SERVICE, INC.

     Moody's short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

     Prime-1 Issuers (or supporting institutions) rated Prime-1 (P-1) have a superior ability for repayment of senior short-term debt obligations. P-1 repayment ability will often be evidenced by many of the following characteristics:

          -    Leading market positions in well-established industries.

          -    High  rates  of  return  on  funds   employed.

          - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          - Well-established access to a range of financial markets and assured sources of alternate liquidity.

                                                                 APPENDIX D

    [The following tables are represented as graphs in the printed document.]

The following graphs and chart illustrate hypothetical returns:

                                INCREASE RETURNS

This graph shows over a period of time even a small increase in returns can make a significant difference.

       Years        10%             8%             6%             4%
       -----      -------         ------         ------         ------
          5        16,453         14,898         13,489         12,210
         10        27,070         22,196         18,194         14,908
         15        44,539         33,069         24,541         18,203
         20        73,281         49,268         33,102         22,226
         25       120,569         73,402         44,650         27,138


                              INCREASE INVESTMENT

This graph shows the more you invest on a regular basis over time, the more you can accumulate.

       Years        $100          $250           $500          $1,000
       -----       ------        -------        -------        -------
          5         7,348         18,369         36,738         73,476
         10        18,295         43,736         91,473        182,946
         15        34,604         86,509        173,019        346,038
         20        58,902        147,255        294,510        589,020
         25        95,103        237,757        475,513        951,026

     [The following table is represented as graph in the printed document.]

This chart illustrates the time value of money based upon the following assumptions:

If you invested $2,000 each year for 20 years, starting at 25, assuming a 9% investment return, you would accumulate $573,443 by the time you reach age 65. However, had you invested the same $2,000 each year for 20 years, at that rate, but waited until age 35, you would accumulate only $242,228 - a diference of $331,215.

               25 years old ..............   533,443
               35 years old ..............   202,228
               45 years old ..............    62,320

     For each of the above graphs and chart it should be noted that systematic investment plans do not assume a profit or protect against loss in declining markets. Investors should consider their financial ability to continue purchases through periods of both high and low price levels. Figures are hypothetical and for illustrative purposes only and do not represent any actual investment or performance. The value of a shareholder's investment and return may vary.

     [The following table is represented as chart in the printed document.]

The following chart illustrates the historical performance of the Dow Jones Industrial Average from 1928 through 1996.

                   1928 ..................    300.00
                   1929 ..................    248.48
                   1930 ..................    164.58
                   1931 ..................     77.90
                   1932 ..................     59.93
                   1933 ..................     99.90
                   1934 ..................    104.04
                   1935 ..................    144.13
                   1936 ..................    179.90
                   1937 ..................    120.85
                   1938 ..................    154.76
                   1939 ..................    150.24
                   1940 ..................    131.13
                   1941 ..................    110.96
                   1942 ..................    119.40
                   1943 ..................    136.20
                   1944 ..................    152.32
                   1945 ..................    192.91
                   1946 ..................    177.20
                   1947 ..................    181.16
                   1948 ..................    177.30
                   1949 ..................    200.10
                   1950 ..................    235.40
                   1951 ..................    269.22
                   1952 ..................    291.89
                   1953 ..................    280.89
                   1954 ..................    404.38
                   1955 ..................    488.39
                   1956 ..................    499.46
                   1957 ..................    435.68
                   1958 ..................    583.64
                   1959 ..................    679.35
                   1960 ..................    615.88
                   1961 ..................    731.13
                   1962 ..................    652.10
                   1963 ..................    762.94
                   1964 ..................    874.12
                   1965 ..................    969.25
                   1966 ..................    785.68
                   1967 ..................    905.10
                   1968 ..................    943.75
                   1969 ..................    800.35
                   1970 ..................    838.91
                   1971 ..................    890.19
                   1972 ..................  1,020.01
                   1973 ..................    850.85
                   1974 ..................    616.24
                   1975 ..................    858.71
                   1976 ..................  1,004.65
                   1977 ..................    831.17
                   1978 ..................    805.01
                   1979 ..................    838.74
                   1980 ..................    963.98
                   1981 ..................    875.00
                   1982 ..................  1,046.55
                   1983 ..................  1,258.64
                   1984 ..................  1,211.56
                   1985 ..................  1,546.67
                   1986 ..................  1,895.95
                   1987 ..................  1,938.80
                   1988 ..................  2,168.60
                   1989 ..................  2,753.20
                   1990 ..................  2,633.66
                   1991 ..................  3,168.83
                   1992 ..................  3,301.11
                   1993 ..................  3,754.09
                   1994 ..................  3,834.44
                   1995 ..................  5,000.00
                   1996 ..................  6,000.00

    [The following table is represented as a chart in the printed document.]

The following chart shows that inflation is constantly eroding the value of your money.

                       THE EFFECTS OF INFLATION OVER TIME

                     1966 .......................  96.61836
                     1967 .......................  93.80423
                     1968 .......................  89.59334
                     1969 .......................  84.36285
                     1970 .......................  79.88906
                     1971 .......................  77.33694
                     1972 .......................  74.79395
                     1973 .......................  68.80768
                     1974 .......................  61.27131
                     1975 .......................  57.31647
                     1976 .......................  54.63915
                     1977 .......................  51.20820
                     1978 .......................  46.98000
                     1979 .......................  41.46514
                     1980 .......................  36.85790
                     1981 .......................  33.84564
                     1982 .......................  32.60659
                     1983 .......................  31.41290
                     1984 .......................  30.23378
                     1985 .......................  29.12696
                     1986 .......................  28.81005
                     1987 .......................  27.59583
                     1988 .......................  26.43279
                     1989 .......................  25.27035
                     1990 .......................  23.81748
                     1991 .......................  23.10134
                     1992 .......................  22.45028
                     1993 .......................  21.86006
                     1994 .......................  21.28536
                     1995 .......................  20.76620
                     1996 .......................  20.39000

                       1995........................  1.00
                       1996........................  1.03
                       1997........................  1.06
                       1998 .......................  1.09
                       1999 .......................  1.13
                       2000 .......................  1.16
                       2001 .......................  1.19
                       2002 .......................  1.23
                       2003 .......................  1.27
                       2004 .......................  1.30
                       2005 .......................  1.34
                       2006 .......................  1.38
                       2007 .......................  1.43
                       2008 .......................  1.47
                       2009 .......................  1.51
                       2010 .......................  1.56
                       2011 .......................  1.60
                       2012 .......................  1.65
                       2013 .......................  1.70
                       2014 .......................  1.75
                       2015 .......................  1.81
                       2016 .......................  1.86
                       2017 .......................  1.92
                       2018 .......................  1.97
                       2019 .......................  2.03
                       2020 .......................  2.09
                       2021 .......................  2.16
                       2022 .......................  2.22
                       2023 .......................  2.29
                       2024 .......................  2.36
                       2025 .......................  2.43
                       2026 .......................  2.43

Inflation erodes your buying power. $100 in 1966, could purchase five times the goods and services as it could in 1996 ($100 vs. $20).* Projecting inflation at 3%, goods and services costing $100 today will cost $243 in the year 2026.

* Source: Consumer Price Index, U.S. Bureau of Labor Statistics.

    [The following tables are represented as graphs in the printed document.]

This chart illustrates that historically, the longer you hold onto stocks, the greater chance that you will have a positive return.

                              1926 through 1996(1)

                               Total           Number of       Percentage of
                             Number of         Positive           Positive
                              Periods           Periods           Periods
                              -------           -------           -------
 1-Year Periods                  71                51                72%
 5-Year Periods                  67                60                90%
10-Year Periods                  62                60                97%
15-Year Periods                  57                57               100%
20-Year Periods                  52                52               100%

The following chart shows the compounded annual return of large company stocks compared to U.S. Treasury Bills and inflation over the most recent 15 year period. (2)

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Large Company Stocks ..........  13.66

The following chart illustrates for the period shown that long-term corporate bonds have outpaced U.S. Treasury Bills and inflation.

                  Compound Annual Return from 1982 -- 1996(1)

                    Inflation .....................   3.55
                    U.S. Treasury Bills ...........   6.50
                    Long-Term Corp. bonds .........  16.79

(1) Used with permission. (C) 1997 Ibbotson Associates Inc. All rights reserved. [Certain portions of this work were derived from copyrighted works of Roger G. Ibbotson and Rex Sinquefield.]

(2) Please note that U.S. Treasury bills are guaranteed as to principal and interest payments (although the funds that invest in them are not), while stocks will fluctuate in share price. Although past performance cannot guarantee future results, reeturns of U.S. Treasury bills historically have not outpaced inflation by as great a margin as stocks.

The accompanying table illustrates that if you are in the 36% tax bracket, a tax-free yield of 3% is actually equivalent to a taxable investment earning 4.69%.

                         Your Taxable Equivalent Yield

                                        Your Federal TAx Bracket
                              ---------------------------------------------
   your tax-free yield        31.0%               36.0%               39.6%
   -------------------        -----               -----               -----
          3.00%               4.35%               4.69%               4.97%
          3.50%               5.07%               5.47%               5.79%
          4.00%               5.80%               6.25%               6.62%
          4.50%               6.52%               7.03%               7.45%
          5.00%               7.25%               7.81%               8.25%
          5.50%               7.97%               8.59%               9.11%

This information is general in nature and should not be construed as tax advice. Please consult a tax or financial adviser as to how this information affects your particular circumstances.

                              Financial Statements
                             as of December 31, 1997

                              Financial Statements
                             as of December 31, 1997


First Investors New York Insured Tax Free Fund, Inc. (2-86489) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 24, 1998 (Accession Number:
0000928816-98-000050).


First Investors Multi-State Insured Tax Free Fund (33-4077) incorporates by reference the financial statements and report of independent auditors contained in the Annual Report to shareholders for the fiscal year ended December 31, 1997 electronically filed with the Commission on February 26, 1998 (Accession Number:
0000928816-98-000060).

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements:

     Financial Statements are set forth in Part B, Statement of Additional Information.

     (b)  Exhibits:

          (1)/2/    Amended and Restated Declaration of Trust

          (2)/2/    By--laws

          (3)       Not Applicable

          (4) Shareholders' rights are contained in (a) Articles III, VIII, X, XI and XII of Registrant's Amended and Restated Declaration of Trust dated October 10, 1985, as amended September 22, 1994, previously filed as Exhibit 99.B1 to Registrant's Registration Statement and (b) Articles III and V of Registrant's By--laws, previously filed as Exhibit 99.B2 to Registrant's Registration Statement.

          (5)/2/ Investment Advisory Agreement between Registrant and First Investors Management Company, Inc.

          (6)/2/    Underwriting   Agreement   between   Registrant   and  First
                    Investors Corporation.

          (7)       Not Applicable

          (8)a./2/  Custodian  Agreement  between  Registrant  and Irving  Trust
                    Company

             b./2/  Supplement to Custodian Agreement

          (9)a./2/ Administration Agreement between Registrant, First Investors Management Company, Inc., First Investors Corporation and
                      Administrative Data Management Corp.

             b./4/  Schedule A to Administration Agreement

          (lO)a.    Opinion of Counsel

              b./4/ Opinion of Arizona tax counsel

              c./4/ Opinion of California  tax counsel

              d./4/ Opinion of Colorado tax counsel

              e. Opinion and Consent of Connecticut tax counsel f./2/ Opinion of Florida tax counsel g./4/ Opinion of Georgia tax counsel h./4/ Opinion of Maryland tax counsel
              i. Opinion and Consent of Massachusetts tax counsel j./4/ Opinion of Michigan tax counsel k./4/ Opinion of Minnesota tax counsel
              1. Opinion and Consent of Missouri tax counsel m./2/ Opinion of New Jersey tax counsel n./4/ Opinion of North Carolina tax counsel o./4/ Opinion of Ohio tax counsel p.74/ Opinion of Oregon tax counsel q./4/ Opinion of Pennsylvania tax counsel r./4/ Opinion of Virginia tax counsel

          (1l)a.    Consent of independent accountants
              b./l/ Powers of Attorney
              c.    Consent of Arizona tax counsel
              d.    Consent of California tax counsel
              e.    Consent of Colorado and Georgia tax counsel
              f.    Consent of Connecticut tax counsel
              g.    Consent of Florida tax counsel
              h.    Consent of Maryland tax counsel
              i.    Consent of Massachusetts tax counsel
              j.    Consent of Michigan tax counsel
              k.    Consent of Minnesota tax counsel
              1.    Consent of Missouri tax counsel
              m.    Consent of New Jersey tax counsel
              n.    Consent of North Carolina tax counsel
              0.    Consent of Ohio tax counsel
              p.    Consent of Oregon tax counsel
              q.    Consent of Pennsylvania tax counsel
              r.    Consent of Virginia tax counsel

          (12)      Not applicable

          (13)      No undertaking in effect

          (14)      Not Applicable

          (15)a./l/ Amended and Restated Class A Distribution Plan

              b./l/ Class B Distribution Plan

          (16)      Performance Calculations

          (17) Financial Data Schedules (filed as Exhibit 27 for electronic filing purposes)

          (18)/i/   18f-3 Plan

----------

/1/  Incorporated  by  reference  from   Post-Effective   Amendment  No.  19  to
     Registrant's Registration Statement (File No. 33--4077) filed on April 25, 1996.

/2/  Incorporated  by  reference  from   Post-Effective   Amendment  No.  18  to
     Registrant's Registration Statement (File No. 33--4077) filed on April 25, 1996.

/3/ Incorporated by reference from Post-Effective Amendment No. 20 to Registrant's Registration Statement (File No. 33-4077) filed on April 17, 1997. /4/ Incorporated by reference from Post-Effective Amendment No. 21 to Registrant's Registration Statement (File No. 33--4077) filed on May 5, 1997.


Item 25. Persons Controlled by or under common control with Registrant

     There are no persons controlled by or under common control with the Registrant.

Item 26. Number of Holders of Securities

                                                      Number of Record
                                                       Holders as of
     Title of Class                                   February 2, 1998
     --------------                                   ----------------

                                                  Class A            Class B
     Arizona Fund                                     311                 14
     California Fund                                  391                  8
     Colorado Fund                                    218                 13
     Connecticut Fund                                 595                 72
     Florida Fund                                     643                 36
     Georgia Fund                                     131                 16
     Maryland Fund                                    395                 35
     Massachusetts Fund                               833                 37
     Michigan Fund                                  1,144                 35
     Minnesota Fund                                   324                  1
     Missouri Fund                                    115                  4
     North Carolina Fund                              261                 15
     New Jersey Fund                                1,590                 56
     Ohio Fund                                        763                 22
     Oregon Fund                                      573                 29
     Pennsylvania Fund                              1,166                 57
     Virginia Fund                                    824                 48


Item 27. Indemnification

     Article XI, Section 1 of Registrant's Declaration of Trust provides as follows:

     Section 1.

     Provided they have exercised reasonable care and have acted under the reasonable belief that their actions are in the best interest of the Trust, the Trustees shall not be responsible for or liable in any event for neglect or wrongdoing of them or any officer, agent, employee or investment adviser of the Trust, but nothing contained herein shall protect any Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

     Article XI, Section 2 of Registrant's Declaration of Trust provides as follows:

     Section 2.

     (a) Subject to the exceptions and limitations contained in Section (b) below:

     (i) every person who is, or has been, a Trustee or officer of the Trust (a "Covered Person") shall be indemnified by the Trust to the fullest extent permitted by law against liability and against expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

     (ii) the words "claim," "action," "suit," or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

     (i) Who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

     (ii) in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office,

     (A)  by the court or other body approving the settlement; or

     (B) by at least a majority or those Trustees who are neither interested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or

     (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry); provided, however, that any Shareholder may, by appropriate legal proceedings, challenge any such determination by the Trustees, or by independent counsel.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel, other than Trustees and officers, and other persons may be entitled by contract or otherwise under the law.

     (d) Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in paragraph (a) of this Section 2 may be paid by the Trust from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust if it is ultimately determined that he is not entitled to indemnification under this
Section 2; provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust is insured against losses arising out of any such advance payments or (c) either a majority of the Trustees who are neither interested persons of the Trust nor are parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial--type inquiry), that there is a reason to believe that such Covered Person will be found entitled to indemnification under this Section 2.

     The general effect of this Indemnification will be to indemnify the officers and Trustees of the Registrant from costs and expenses arising from any action, suit or proceeding to which they may be made a party by reason of their being or having been a Trustee or officer of the Registrant, except where such action is determined to have arisen out of the willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's or officer's office.

     The Registrant's Investment Advisory Agreement provides as follows:

     The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company or any Series in connection with the matters to which this Agreement relate except a loss resulting from the willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person, even though also an officer, partner, employee, or agent of the Manager, who may be or become an officer, Board member, employee or agent of the Company shall be deemed, when rendering services to the Company or acting in any business of the Company, to be rendering such services to or acting solely for the Company and not as an officer, partner, employee, or agent or one under the control or direction of the Manager even though paid by it.

     The Registrant's Underwriting Agreement provides as follows:

     The Underwriter agrees to use its best efforts in effecting the sale and public distribution of the shares of the Fund through dealers and to perform its duties in redeeming and repurchasing the shares of the Fund, but nothing contained in this Agreement shall make the Underwriter or any of its officers and directors or shareholders liable for any loss sustained by the Fund or any of its officers, trustees, or shareholders, or by any other person on account of any act done or omitted to be done by the Underwriter under this Agreement provided that nothing herein contained shall protect the Underwriter against any liability to the Fund or to any of its shareholders to which the Underwriter would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of its duties as Underwriter or by reason of its reckless disregard of its obligations or duties as Underwriter under this Agreement. Nothing in this Agreement shall protect the Underwriter from any liabilities which they may have under the Securities Act of 1933 or the Investment Company Act of 1940.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers or persons controlling the Registrant pursuant to the foregoing provisions, the Registrant has been informed that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is therefore unenforceable. See Item 32 herein.

Item 28. Business and Other Connections of Investment Adviser

     First Investors Management Company, Inc., the Registrant's Investment Adviser, also serves as Investment Adviser to:

     First Investors Cash Management Fund, Inc.
     First Investors Series Fund
     First Investors Series Fund II, Inc.
     First Investors Fund For Income, Inc.
     First Investors Government Fund, Inc.
     First Investors High Yield Fund, Inc.
     First Investors Insured Tax Exempt Fund, Inc.
     First Investors Global Fund, Inc.
     First Investors Life Series Fund
     First Investors New York Insured Tax Free Fund, Inc.
     First Investors Special Bond Fund, Inc.
     First Investors Tax--Exempt Money Market Fund, Inc.
     First Investors U.S. Government Plus Fund

     Affiliations of the officers and directors of the Investment Adviser are set forth in Part B, Statement of Additional Information, under "Directors or Trustees and Officers."

Item 29. Principal Underwriters

     (a) First Investors Corporation, Underwriter of the Registrant, is also underwriter for:

     First Investors Cash Management Fund, Inc.
     First Investors Series Fund
     First Investors Series Fund II, Inc.
     First Investors Fund For Income, Inc.
     First Investors Government Fund, Inc.
     First Investors High Yield Fund, Inc.
     First Investors Insured Tax Exempt Fund, Inc.
     First Investors Global Fund, Inc.
     First Investors New York Insured Tax Free Fund, Inc.
     First Investors Tax-Exempt Money Market Fund, Inc.
     First Investors U.S. Government Plus Fund
     First Investors Life Variable Annuity Fund A
     First Investors Life Variable Annuity Fund C
     First Investors Life Variable Annuity Fund D
     First Investors Life Level Premium Variable Life Insurance
       (Separate Account B)

     (b) The following persons are the officers and directors of the
Underwriter:

                             Position and                      Position and
Name and Principal           Office with First                 Office with
Business Address             Investors Corporation             Registrant
----------------             ---------------------             ----------

Glenn 0. Head                Chairman                          President
95 Wall Street               and Director                      and Trustee
New York, NY 10005

Marvin M. Hecker             President                         None
95 Wall Street
New York, NY 10005

John T. Sullivan             Director                          Chairman of the
95 Wall Street                                                 Board of Trustees
New York, NY 10005

Roger L. Grayson             Director                          Trustee
95 Wall Street
New York, NY 10005

Joseph I. Benedek            Treasurer                         Treasurer
581 Main Street
Woodbridge, NJ 07095

Lawrence A. Fauci            Senior Vice President             None
95 Wall Street               and Director
New York, NY 10005

Kathryn S. Head              Vice President                    Trustee
581 Main Street              and Director
Woodbridge, NJ 07095

Louis Rinaldi                Senior Vice                       None
581 Main Street              President
Woodbridge, NJ 07095

Frederick Miller             Senior Vice President             None
581 Main Street
Woodbridge, NJ 07095

Larry R. Lavoie              Secretary and                     None
95 Wall Street               General Counsel
New York, NY 10005

Matthew Smith                Vice President                    None
581 Main Street
Woodbridge, NJ 07095

Jeremiah J. Lyons            Director                          None
56 Weston Avenue
Chatham, NJ 07928

Anne Condon                  Vice President                    None
581 Main Street
Woodbridge, NJ 07095

Jane W. Kruzan               Director                          None
232 Adair Street
Decatur, GA 30030

Elizabeth Reilly             Vice President                    None
581 Main Street
Woodbridge, NJ 07095

Robert Flanagan              Vice President-                   None
95 Wall Street               Sales Administration
New York, Ny 10005

William M. Lipkus            Chief Financial Officer           None
581 Main Street
Woodbridge, NJ 07095

          (c)  Not applicable


Item 30. Location of Accounts and Records

     Physical possession of the books, accounts and records of the Registrant are held by First Investors Management Company, Inc. and its affiliated companies, First Investors Corporation and Administrative Data Management Corp., at their corporate headquarters, 95 Wall Street, New York, NY 10005 and administrative offices, 581 Main Street, Woodbridge, NJ 07095, except for those maintained by the Registrant's Custodian, The Bank of New York, 48 Wall Street, New York, NY 10286.

Item 31. Management Services

     Inapplicable

Item 32. Undertakings

     The Registrant undertakes to carry out all indemnification provisions of its Declaration of Trust, Advisory Agreement and Underwriting Agreement in accordance with Investment Company Act Release No. 11330 (September 4, 1980) and successor releases.

     Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions under Item 27 herein, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes to furnish a copy of its latest annual report to shareholders, upon request and without charge, to each person to whom a prospectus is delivered.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant represents that this Amendment meets all the requirements for effectiveness pursuant to Rule 485(b) under the Securities Act of 1933, and has duly caused this Post-Effective Amendment to this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, State of New York, on the 15th day of April, 1998.


                                           FIRST INVESTORS MULTI-STATE
                                           INSURED TAX FREE FUND
                                           (Registrant)



                                           By: /s/ Glenn O. Head
                                               --------------------------------
                                               Glenn O. Head
                                               President and Trustee

     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, this Amendment to this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.




/s/ Glenn O. Head                Principal Executive              April 15, 1998
-----------------------------    Officer and Trustee
Glenn O. Head

/s/ Joseph I. Benedek            Principal Financial              April 15, 1998
-----------------------------    and Accounting Officer
Joseph I. Benedek

              *                  Trustee                          April 15, 1998
-----------------------------
Kathryn S. Head

              *                  Trustee                          April 15, 1998
-----------------------------
Roger L. Grayson

              *                  Trustee                          April 15, 1998
-----------------------------
Herbert Rubinstein

              *                  Trustee                          April 15, 1998
-----------------------------
Nancy Schaenen

              *                  Trustee                          April 15, 1998
-----------------------------
James M. Srygley

              *                  Trustee                          April 15, 1998
-----------------------------
John T. Sullivan

              *                  Trustee                          April 15, 1998
-----------------------------
Rex R. Reed

              *                  Trustee                          April 15, 1998
-----------------------------
Robert F. Wentworth




*By: /s/ Larry R. Lavoie
-----------------------------
     Larry R. Lavoie
     Attorney-in-fact

                                INDEX TO EXHIBITS



Exhibit
Number                           Description
------                           -----------

99.B1O.1                Opinion of counsel
99.B1O.2                Opinion and Consent of Connecticut tax counsel
99.B1O.3                Opinion and Consent of Massachusetts tax counsel
99.BlO.4                Opinion and Consent of Missouri tax counsel
99.B11.1                Consent of accountants
99.B11.2                Consent of Arizona tax counsel
99.B11.3                Consent of California tax counsel
99.B1l.4                Consent of Colorado tax counsel
99.B11.5                Consent of Florida tax counsel
99.B11.6                Consent of Georgia tax counsel
99.Bl1.7                Consent of Maryland tax counsel
99.B11.8                Consent of Michigan tax counsel
99.B11.9                Consent of Minnesota tax counsel
99.B11.1O               Consent of New Jersey tax counsel
99.B11.11               Consent of North Carolina tax counsel
99.B11.12               Consent of Ohio tax counsel
99.Bl1.13               Consent of Oregon tax counsel
99.B11.14               Consent of Pennsylvania tax counsel
99.B11.15               Consent of Virginia tax counsel
99.B16                  performance Calculations
27.011                  FDS-Massachusetts Fund Class A
27.012                  FDS-Massachusetts Fund Class B
27.021                  FDS-Michigan Fund Class A
27.022                  FDS-Michigan Fund Class B
27.031                  FDS-Minnesota Fund Class A
27.032                  FDS-Minnesota Fund Class B
27.041                  FDS-Ohio Fund Class A
27.042                  FDS-Ohio Fund Class B
27.051                  FDS-California Fund Class A
27.052                  FDS-California Fund Class B
27.061                  FDS-New Jersey Fund Class A
27.062                  FDS-New Jersey Fund Class B
27.071                  FDS-Pennsylvania Fund Class A
27.072                  FDS-Pennsylvania Fund Class B
27.081                  FDS-Virginia Fund Class A
27.082                  FDS-Virginia Fund Class B
27.091                  FDS-Arizona Fund Class A
27.092                  FDS-Arizonia Fund Class B
27.101                  FDS-Connecticut Fund Class A

27.102                  FDS-Connecticut Fund Class B
27.111                  FDS-Florida Fund Class A
27.112                  FDS-Florida Fund Class B
27.121                  FDS-Maryland Fund Class A
27.122                  FDS-Maryland Fund Class B
27.131                  FDS-Colorado Fund Class A
27.132                  FDS-Colorado Fund Class B
27.141                  FDS-Georgia Fund Class A
27.142                  FDS-Georgia Fund Class B
27.151                  FDS--Missouri Fund Class A
27.152                  FDS--Missouri Series Class B
27.161                  FDS--North Carolina Fund Class A
27.162                  FDS-North Carolina Fund Class B
27.171                  FDS-Oregon Fund Class A
27.172                  FDS-Oregon Fund Class B